UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04492

MFS SERIES TRUST X

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: May 31*

Date of reporting period: May 31, 2017

*	This Form N-CSR pertains to the following series of the Registrant: MFS Absolute Return Fund, MFS Aggressive Growth Allocation Fund, MFS Blended Research Growth Equity Fund, MFS Blended Research Mid Cap Equity Fund, MFS Blended Research Small Cap Equity Fund, MFS Blended Research Value Equity Fund, MFS Conservative Allocation Fund, MFS Emerging Markets Equity Fund, MFS Growth Allocation Fund, MFS International Diversification Fund, MFS International Growth Fund, MFS International Value Fund, MFS Managed Wealth Fund, and MFS Moderate Allocation Fund. Each remaining series of the Registrant has a fiscal year end other than May 31.

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

May 31, 2017

MFS® EMERGING MARKETS EQUITY FUND

FEM-ANN

MFS® EMERGING MARKETS EQUITY FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

Despite policy uncertainty accompanying a new presidential administration in the United States and unease over looming Brexit negotiations, most markets have proved resilient. U.S. share prices have reached new highs, and U.S. bond yields rose on hopes surrounding President Trump’s proposed fiscal policies and indications that the U.S. Federal Reserve will continue to gradually hike interest rates. However, interest rates in most developed markets remain very low, with central banks maintaining accommodative monetary policies in hopes of reinvigorating slow-growing economies and lifting inflation.

Globally, economic growth has shown signs of recovery, led by China, the U.S. and the eurozone. Despite better growth, there are few immediate signs of worrisome inflation, as wage growth remains muted. Emerging market economies are recovering at a somewhat slower pace amid fears that restrictive U.S. trade policies could further hamper the restrained pace of global trade growth. Looking ahead, markets will have to contend with elections in the United Kingdom and Germany in the months ahead, as well as geopolitical hot spots on the Korean peninsula and in the Middle East.

At MFS®, we believe time is an asset. A patient, long-term approach to investing can have a powerful impact on decision making and outcomes. Time arbitrage, as we call it, simply comes down to having the conviction and discipline to allow enough time for good investment ideas to play out. In our view, such an approach, along with the professional guidance of a financial advisor, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

July 14, 2017

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Samsung Electronics Co. Ltd.	5.4%
Taiwan Semiconductor Manufacturing Co. Ltd.	4.5%
Alibaba Group Holding Ltd., ADR	4.1%
Housing Development Finance Corp. Ltd.	3.1%
Yum China Holdings, Inc.	2.5%
Tencent Holdings Ltd.	2.2%
China Construction Bank	2.2%
Baidu, Inc., ADR	2.2%
Dufry AG	2.2%
LUKOIL PJSC, ADR	2.0%

Equity sectors
Technology	23.7%
Financial Services	23.1%
Consumer Staples	9.6%
Special Products & Services	8.9%
Retailing	7.5%
Leisure	5.4%
Autos & Housing	5.1%
Energy	4.3%
Basic Materials	4.0%
Utilities & Communications	2.2%
Health Care	2.1%
Transportation	1.4%
Industrial Goods & Services	0.8%

Issuer country weightings (x)
China	23.0%
South Korea	10.8%
India	9.5%
Hong Kong	8.7%
Brazil	8.7%
Taiwan	5.7%
South Africa	5.2%
United States	4.8%
Mexico	4.2%
Other Countries	19.4%

Currency exposure weightings (y)
Hong Kong Dollar	17.9%
South Korean Won	10.8%
United States Dollar	10.8%
Chinese Renminbi	10.4%
Brazilian Real	8.7%
Indian Rupee	8.6%
Taiwan Dollar	5.7%
South African Rand	5.2%
Mexican Peso	4.2%
Other Currencies	17.7%

2

Portfolio Composition – continued

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of May 31, 2017.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended May 31, 2017, Class A shares of the MFS Emerging Markets Equity Fund (“fund”) provided a total return of 27.12%, at net asset value. This compares with a return of 27.41% for the fund’s benchmark, the MSCI Emerging Markets Index (net div).

Market Environment

Global growth improved during much of the reporting period as oil prices recovered from their earlier plunge and fiscal and monetary stimulus from China took hold. Market confidence increased after the US elections in November in anticipation of lower taxes, a lighter regulatory burden and increased infrastructure spending, boosting US equities and bond yields. The US Federal Reserve increased interest rates by 25 basis points at the end of the period, bringing the total number of quarter-percent hikes in the federal funds rate to three since December 2015. Globally, however, central bank policy remained highly accommodative, which forced many government, and even some corporate, bond yields into negative territory during the period. Early in the first half of the period, the United Kingdom voted to leave the European Union (“EU”), beginning a multi-year process of negotiation in order to achieve “Brexit.” While markets initially reacted to the vote with alarm, the spillover to European and emerging market (“EM”) economies was relatively short-lived. Fears of a populist wave in Europe subsided after establishment candidates won the Dutch and French elections.

Headwinds from lower energy and commodity prices abated during the period as stabilizing oil prices helped push energy earnings higher relative to expectations. A sharp rise in the US dollar was an earnings headwind for multinationals, but has since subsided. US consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. Demand for autos reached near-record territory before tapering off at the end of the period, while the housing market continued its recovery. Global trade, which was sluggish early in the period, showed signs of improvement in the period’s second half and EM countries began to show signs of a modest upturn in activity along with adjustment in their external accounts. These improved conditions appeared to have reassured investors and contributed to record inflows into the asset class during July and August as negative yields for an increasing share of developed market bonds drove yield-hungry investors further out on the risk spectrum. Similar investor inflows were experienced in the investment grade and high yield corporate markets. Late in the reporting period, however, new challenges emerged for emerging markets debt as a result of the US presidential election, which raised concerns about the potential for a protectionist turn in US trade policy which could negatively impact EM economies. These concerns, along with rising expectations for US growth, inflation and interest rates, have turned the tables on flows into emerging markets debt. Since the election, flows have reversed. As of the end of the period, the markets seemed to be in “wait-and-see” mode, looking for evidence to either confirm or refute the repricing of risk that has occurred since Election Day.

4

Management Review – continued

Detractors from Performance

Weak stock selection in both the financial services and autos & housing sectors was a primary factor that held back performance relative to the MSCI Emerging Markets Index. Within the financial services sector, the timing of the fund’s ownership in shares of banking firm Banco Bradesco (Brazil) detracted from relative performance. The fund entered its position in Banco Bradesco late in the period, missing out on a rally in Brazilian banking shares that occurred earlier in the period. Within the autos & housing sector, there were no stocks among the fund’s top relative detractors during the reporting period.

An overweight allocation to the consumer staples sector also weighed on relative performance. Here, an overweight position in sanitary napkins and baby diapers producer Hengan International (China) detracted from relative results.

In other sectors, holdings of apparel manufacturing company Stella International Holdings (b) (Hong Kong), international oil and gas exploration and production company Gran Tierra Energy (b) (Canada), IT provider Cognizant Technology Solutions (b) and an overweight position in wholesale consumer goods distributor Eurocash (Poland) held back relative results. Shares of Eurocash depreciated during the period as earnings missed consensus expectations, driven by weakness in the company’s Cash & Carry segment, wage pressure and new project investments. An underweight position in strong-performing internet software service provider Tencent Holdings (China) and not holding shares of mining company Vale SA (Brazil) and semiconductor manufacturer SK hynix (South Korea), further dampened relative performance.

The fund’s cash and/or cash equivalents position during the period was also a detractor from relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

During the reporting period, the fund’s relative currency exposure, resulting primarily from differences between the fund’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, held back relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.

Contributors to Performance

An underweight allocation and stock selection in the utilities & communications sector were primary contributors to relative performance. Within this sector, not holding mobile telecommunications provider China Mobile (Hong Kong), and the fund’s position in electricity generation and distribution firm CESC Ltd (b) (India), benefited relative returns. Shares of CESC contributed to relative performance as earnings results exceeded consensus expectations, driven by efficiencies in procurement and volume growth in the company’s Haldia operations.

Security selection in the health care sector further supported relative performance. Here, an overweight position in insurance and healthcare services provider Qualicorp SA (Brazil) bolstered relative results.

5

Management Review – continued

An overweight allocation and stock selection in the technology sector also benefited relative performance. The fund’s holdings of semiconductor equipment manufacturer ASM Pacific Technology (b) (Hong Kong) and electronic products manufacturer and supplier Vtech (b) (Hong Kong) aided relative results. Shares of ASM Pacific Technology appreciated during the period following robust margin expansion and stronger-than-expected growth, notably in the automotive (electric cars) and industrial applications (factory automation) segments. Overweight positions in semiconductor manufacturer Taiwan Semiconductor (Taiwan) and optoelectronic components manufacturer Largan Precision (h) (Taiwan) also helped relative results.

Elsewhere, stocks in other sectors that bolstered relative performance included not holding technology consulting firm Infosys (India), and overweight positions in restaurant operator Yum China Holdings (China) and watches and jewelry manufacturer Titan Industries (h) (India).

Respectfully,

Jose Luis Garcia	Robert Lau
Portfolio Manager	Portfolio Manager

Note to Shareholders: Effective July 1, 2017, Harry Purcell became a Portfolio Manager of the Fund.

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

6

PERFORMANCE SUMMARY THROUGH 5/31/17

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

7

Performance Summary – continued

Total Returns through 5/31/17

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	10/24/95	27.12%	3.01%	0.75%	N/A
B	10/24/95	26.16%	2.23%	0.01%	N/A
C	6/27/96	26.15%	2.23%	0.01%	N/A
I	1/02/97	27.45%	3.26%	1.01%	N/A
R1	10/01/08	26.13%	2.22%	N/A	3.07%
R2	10/01/08	26.77%	2.74%	N/A	3.59%
R3	10/01/08	27.10%	3.00%	N/A	3.85%
R4	10/01/08	27.40%	3.26%	N/A	4.11%
R6 (formerly Class R5)	6/01/12	27.53%	3.36%	N/A	3.36%
Comparative benchmark
MSCI Emerging Markets Index (net div) (f)		27.41%	4.54%	2.28%	N/A
Average annual with sales charge
A With Initial Sales Charge (5.75%)		19.82%	1.79%	0.15%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		22.16%	1.86%	0.01%	N/A
C With CDSC (1% for 12 months) (v)		25.15%	2.23%	0.01%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition

MSCI Emerging Markets Index (net div) – a market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time

8

Performance Summary – continued

periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

9

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, December 1, 2016 through May 31, 2017

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period December 1, 2016 through May 31, 2017.

The expenses include the payment of a portion of the transfer-agent-related expenses of MFS funds that invest in the fund. For further information, please see the Notes to the Financial Statements.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/16	Ending Account Value 5/31/17	Expenses Paid During Period (p) 12/01/16-5/31/17
A	Actual	1.62%	$1,000.00	$1,186.86	$8.83
	Hypothetical (h)	1.62%	$1,000.00	$1,016.85	$8.15
B	Actual	2.38%	$1,000.00	$1,182.20	$12.95
	Hypothetical (h)	2.38%	$1,000.00	$1,013.06	$11.94
C	Actual	2.38%	$1,000.00	$1,182.29	$12.95
	Hypothetical (h)	2.38%	$1,000.00	$1,013.06	$11.94
I	Actual	1.38%	$1,000.00	$1,188.11	$7.53
	Hypothetical (h)	1.38%	$1,000.00	$1,018.05	$6.94
R1	Actual	2.38%	$1,000.00	$1,182.06	$12.95
	Hypothetical (h)	2.38%	$1,000.00	$1,013.06	$11.94
R2	Actual	1.88%	$1,000.00	$1,184.93	$10.24
	Hypothetical (h)	1.88%	$1,000.00	$1,015.56	$9.45
R3	Actual	1.63%	$1,000.00	$1,186.72	$8.89
	Hypothetical (h)	1.63%	$1,000.00	$1,016.80	$8.20
R4	Actual	1.38%	$1,000.00	$1,188.25	$7.53
	Hypothetical (h)	1.38%	$1,000.00	$1,018.05	$6.94
R6	Actual	1.28%	$1,000.00	$1,188.87	$6.99
	Hypothetical (h)	1.28%	$1,000.00	$1,018.55	$6.44

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above and are outside of the expense limitation arrangement. For Class A shares, this rebate reduced the expense ratio above by 0.01%. See Note 3 in the Notes to Financial Statements for additional information.

11

PORTFOLIO OF INVESTMENTS

5/31/17

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 97.5%
Issuer	Shares/Par	Value ($)
Airlines - 0.5%
Grupo Aeroportuario del Sureste S.A. de C.V., ADR	25,574	$5,047,796

Alcoholic Beverages - 2.8%
AmBev S.A., ADR	2,841,086	$16,222,601
Becle S.A.B. de C.V. (a)	562,200	973,282
China Resources Enterprise Ltd.	5,186,000	13,083,876

		$30,279,759
Apparel Manufacturers - 1.4%
Global Brands Group Holding Ltd. (a)	55,106,000	$7,000,910
Stella International Holdings	4,947,500	8,418,791

		$15,419,701
Automotive - 1.8%
Ford Otomotiv Sanayi A.S.	538,823	$6,176,480
Kia Motors Corp.	207,305	7,230,493
Mahindra & Mahindra Ltd.	258,355	5,673,839

		$19,080,812
Business Services - 2.4%
Cognizant Technology Solutions Corp., “A”	295,412	$19,766,017
Eurocash S.A.	750,195	6,227,341

		$25,993,358
Cable TV - 1.7%
Naspers Ltd.	86,238	$17,856,231

Computer Software - Systems - 2.6%
EPAM Systems, Inc. (a)	135,004	$11,324,135
Globant S.A. (a)	273,342	10,704,073
Linx S.A.	1,054,500	6,061,188

		$28,089,396
Construction - 1.8%
Techtronic Industries Co. Ltd.	4,079,000	$19,289,084

Consumer Products - 2.1%
Dabur India Ltd.	2,064,261	$8,956,755
Hengan International Group Co. Ltd.	1,850,500	12,977,758

		$21,934,513

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Consumer Services - 6.5%
51job, Inc., ADR (a)	316,468	$13,794,840
China Maple Leaf Educational Systems	7,849,000	6,778,753
Ctrip.com International Ltd., ADR (a)	341,721	18,675,053
Kroton Educacional S.A.	1,901,900	8,522,242
MakeMyTrip Ltd. (a)	318,294	10,185,408
SEEK Ltd.	888,412	11,149,676

		$69,105,972
Electrical Equipment - 0.5%
LS Industrial Systems Co. Ltd.	111,304	$5,447,891

Electronics - 10.1%
ASM Pacific Technology Ltd.	150,400	$2,157,794
Samsung Electronics Co. Ltd.	28,705	57,302,318
Silicon Motion Technology Corp., ADR	15,400	804,650
Taiwan Semiconductor Manufacturing Co. Ltd.	7,075,695	47,753,120

		$108,017,882
Energy - Independent - 1.2%
Gran Tierra Energy, Inc. (a)	2,839,912	$6,664,338
Ultrapar Participacoes S.A.	264,340	6,114,387

		$12,778,725
Energy - Integrated - 2.3%
LUKOIL PJSC, ADR	457,036	$21,823,469
YPF S.A., ADR	132,463	3,266,538

		$25,090,007
Engineering - Construction - 0.3%
Mills Estruturas e Servicos de Engenharia S.A. (a)	2,636,184	$2,973,492

Food & Beverages - 4.2%
AVI Ltd.	1,920,860	$14,450,022
BRF S.A.	710,010	9,504,978
Orion Corp.	17,887	12,749,041
Tingyi (Cayman Islands) Holding Corp.	6,238,000	7,620,838

		$44,324,879
Food & Drug Stores - 2.4%
Clicks Group Ltd.	1,192,159	$12,382,455
Dairy Farm International Holdings Ltd.	1,174,100	9,381,059
Lenta Ltd., GDR (a)(n)	582,799	3,584,214

		$25,347,728

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Forest & Paper Products - 1.0%
Fibria Celulose S.A.	900,807	$10,327,706

Furniture & Appliances - 1.5%
Coway Co. Ltd.	183,181	$16,443,096

General Merchandise - 0.4%
S.A.C.I. Falabella	482,396	$3,983,382

Health Maintenance Organizations - 0.9%
Qualicorp S.A.	1,071,861	$9,281,214

Insurance - 2.2%
AIA Group Ltd.	2,481,000	$17,590,551
Samsung Fire & Marine Insurance Co. Ltd.	22,485	5,874,297

		$23,464,848
Internet - 9.4%
Alibaba Group Holding Ltd., ADR (a)	354,277	$43,384,761
Baidu, Inc., ADR (a)	124,278	23,128,136
NAVER Corp.	13,546	10,223,625
Tencent Holdings Ltd.	696,100	23,904,416

		$100,640,938
Major Banks - 3.4%
China Construction Bank	28,550,490	$23,594,992
Industrial & Commercial Bank of China, “H”	19,811,000	13,245,383

		$36,840,375
Metals & Mining - 1.1%
Iluka Resources Ltd.	1,658,906	$11,254,099

Natural Gas - Distribution - 0.6%
China Resources Gas Group Ltd.	2,050,000	$6,287,416

Network & Telecom - 1.5%
VTech Holdings Ltd.	1,042,100	$15,873,786

Oil Services - 0.7%
Lamprell PLC (a)	5,840,368	$8,032,965

Other Banks & Diversified Financials - 15.4%
Banco Bradesco S.A., ADR	1,937,560	$16,430,509
Credicorp Ltd.	41,178	6,898,138

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Other Banks & Diversified Financials - continued
E.Sun Financial Holding Co. Ltd.	19,042,618	$11,775,415
Grupo Financiero Banorte S.A. de C.V.	965,703	5,563,953
Grupo Financiero Inbursa S.A. de C.V.	6,142,560	10,179,401
Housing Development Finance Corp. Ltd.	1,368,630	33,300,431
Kasikornbank Co. Ltd.	1,884,800	10,348,139
Komercni Banka A.S.	96,284	3,836,173
Kotak Mahindra Bank Ltd.	1,423,715	21,317,109
PT Bank Central Asia Tbk	4,672,200	6,015,633
Public Bank Berhad	2,113,651	9,906,504
Sberbank of Russia	1,995,708	5,486,437
Shriram Transport Finance Co. Ltd.	735,646	11,629,865
Turkiye Sinai Kalkinma Bankasi A.S.	14,265,850	5,378,151
Union National Bank	4,505,602	5,777,671

		$163,843,529
Pharmaceuticals - 1.2%
Genomma Lab Internacional S.A., “B” (a)	10,066,056	$12,610,912

Real Estate - 2.1%
Aldar Properties PJSC	8,381,188	$5,042,860
Concentradora Fibra Hotelera Mexicana S.A. de C.V., REIT	5,267,001	3,906,609
Hang Lung Properties Ltd.	5,099,000	13,185,010

		$22,134,479
Restaurants - 3.7%
Alsea S.A.B. de C.V.	1,884,574	$6,788,954
Jollibee Foods Corp.	1,457,160	5,989,652
Yum China Holdings, Inc. (a)	701,279	26,936,126

		$39,714,732
Specialty Chemicals - 1.4%
Astra Argo Lestari	6,051,000	$6,496,194
PTT Global Chemical PLC	3,830,400	7,984,686

		$14,480,880
Specialty Stores - 3.3%
Dufry AG (a)	140,093	$23,041,469
JD.com, Inc., ADR (a)	300,260	12,019,408

		$35,060,877
Telephone Services - 0.6%
PT XL Axiata Tbk (a)	26,961,550	$5,991,456

Tobacco - 0.5%
PT Hanjaya Mandala Sampoerna Tbk	19,803,800	$5,843,013

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Trucking - 1.0%
Emergent Capital, Inc.	810,942	$10,264,306

Utilities - Electric Power - 1.0%
CESC Ltd.	785,876	$11,178,514
Total Common Stocks (Identified Cost, $856,156,179)		$1,039,629,749

Preferred Stocks - 0.6%
Forest & Paper Products - 0.6%
Suzano Papel e Celulose S.A. (Identified Cost, $5,461,600)	1,492,900	$7,081,696

Money Market Funds -1.9%
MFS Institutional Money Market Portfolio, 0.87% (v) (Identified Cost, $19,887,855)	19,889,594	$19,889,594
Total Investments (Identified Cost, $881,505,634)		$1,066,601,039

Other Assets, Less Liabilities - (0.0)%		(181,473)
Net Assets - 100.0%		$1,066,419,566

(a)	Non-income producing security.
(n)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $3,584,214, representing 0.3% of net assets.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
PJSC	Public Joint Stock Company
PLC	Public Limited Company
REIT	Real Estate Investment Trust

See Notes to Financial Statements

16

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 5/31/17

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments
Non-affiliated issuers, at value (identified cost, $861,617,779)	$1,046,711,445
Underlying affiliated funds, at value (identified cost, $19,887,855)	19,889,594
Total investments, at value (identified cost, $881,505,634)	1,066,601,039
Cash	74,049
Foreign currency, at value (identified cost, $533,058)	532,543
Receivables for
Investments sold	11,147,629
Fund shares sold	6,069,538
Dividends	774,387
Other assets	2,328
Total assets	$1,085,201,513
Liabilities
Payables for
Investments purchased	$16,016,891
Fund shares reacquired	478,693
Payable to affiliates
Investment adviser	84,529
Shareholder servicing costs	351,237
Distribution and service fees	1,603
Payable for independent Trustees’ compensation	926
Deferred country tax expense payable	1,387,097
Accrued expenses and other liabilities	460,971
Total liabilities	$18,781,947
Net Assets	$1,066,419,566
Net assets consist of
Paid-in capital	$975,675,621
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies (net of $1,046,065 deferred country tax)	184,052,786
Accumulated net realized gain (loss) on investments and foreign currency	(94,784,408)
Undistributed net investment income	1,475,567
Net assets	$1,066,419,566
Shares of beneficial interest outstanding	33,698,115

17

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$116,512,312	3,833,572	$30.39
Class B	5,786,059	205,570	28.15
Class C	22,567,156	821,034	27.49
Class I	33,854,646	1,058,122	32.00
Class R1	456,973	16,764	27.26
Class R2	4,642,898	166,969	27.81
Class R3	2,071,771	68,449	30.27
Class R4	4,817,086	159,174	30.26
Class R6 (formerly Class R5)	875,710,665	27,368,461	32.00

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $32.24 [100 / 94.25 x $30.39]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.

See Notes to Financial Statements

18

Financial Statements

STATEMENTS OF OPERATIONS

Year ended 5/31/17

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$19,997,320
Dividends from underlying affiliated funds	80,378
Other	19,890
Interest	15,928
Foreign taxes withheld	(1,910,192)
Total investment income	$18,203,324
Expenses
Management fee	8,641,660
Distribution and service fees	574,569
Shareholder servicing costs	1,600,219
Administrative services fee	143,124
Independent Trustees’ compensation	17,720
Custodian fee	525,427
Reimbursement of custodian expenses	(197,378)
Shareholder communications	51,130
Audit and tax fees	102,725
Legal fees	8,576
Miscellaneous	170,566
Total Expenses	$11,638,338
Reduction of expenses by investment adviser and distributor	(118,144)
Net expenses	$11,520,194
Net investment income	$6,683,130
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments:
Non-affiliated issuers (net of $1,369,678 country tax)	$(15,401,223)
Underlying affliliated funds	(290)
Foreign currency	(201,132)
Net realized gain (loss) on investments and foreign currency	$(15,602,645)
Change in unrealized appreciation (depreciation)
Investments (net of $780,775 increase in deferred country tax)	222,847,751
Translation of assets and liabilities in foreign currencies	9,068
Net unrealized gain (loss) on investments and foreign currency translation	$222,856,819
Net realized and unrealized gain (loss) on investments and foreign currency	$207,254,174
Change in net assets from operations	$213,937,304

See Notes to Financial Statements

19

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 5/31
	2017	2016
Change in net assets
From operations
Net investment income	$6,683,130	$6,607,029
Net realized gain (loss) on investments and foreign currency	(15,602,645)	(66,692,151)
Net unrealized gain (loss) on investments and foreign currency translation	222,856,819	(49,150,327)
Change in net assets from operations	$213,937,304	$(109,235,449)
Distributions declared to shareholders
From net investment income	$(6,355,094)	$(3,080,261)
Change in net assets from fund share transactions	$100,060,677	$71,762,487
Total change in net assets	$307,642,887	$(40,553,223)
Net assets
At beginning of period	758,776,679	799,329,902
At end of period (including undistributed net investment income of $1,475,567 and $2,373,482, respectively)	$1,066,419,566	$758,776,679

See Notes to Financial Statements

20

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 5/31
	2017		2016	2015	2014	2013
Net asset value, beginning of period	$24.05		$27.87	$30.60	$30.76	$27.61
Income (loss) from investment operations
Net investment income (d)	$0.16	(c)	$0.16	$0.12	$0.13	$0.18
Net realized and unrealized gain (loss) on investments and foreign currency	6.32		(3.95)	(1.98)	(0.17)	3.22
Total from investment operations	$6.48		$(3.79)	$(1.86)	$(0.04)	$3.40
Less distributions declared to shareholders
From net investment income	$(0.14)		$(0.03)	$(0.20)	$(0.12)	$(0.25)
From net realized gain on investments	—		—	(0.67)	—	—
Total distributions declared to shareholders	$(0.14)		$(0.03)	$(0.87)	$(0.12)	$(0.25)
Net asset value, end of period (x)	$30.39		$24.05	$27.87	$30.60	$30.76
Total return (%) (r)(s)(t)(x)	27.04	(c)	(13.59)	(5.90)	(0.11)	12.31
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.63	(c)	1.73	1.69	1.69	1.69
Expenses after expense reductions (f)	1.61	(c)	1.70	1.66	1.67	1.68
Net investment income	0.60	(c)	0.64	0.40	0.43	0.59
Portfolio turnover	43		55	38	44	35
Net assets at end of period (000 omitted)	$116,512		$114,533	$132,361	$161,724	$223,707

See Notes to Financial Statements

21

Financial Highlights – continued

Class B	Years ended 5/31
	2017		2016	2015	2014	2013
Net asset value, beginning of period	$22.32		$26.03	$28.63	$28.88	$25.91
Income (loss) from investment operations
Net investment loss (d)	$(0.05	)(c)	$(0.01)	$(0.10)	$(0.08)	$(0.05)
Net realized and unrealized gain (loss) on investments and foreign currency	5.88		(3.70)	(1.83)	(0.17)	3.02
Total from investment operations	$5.83		$(3.71)	$(1.93)	$(0.25)	$2.97
Less distributions declared to shareholders
From net realized gain on investments	$—		$—	$(0.67)	$—	$—
Net asset value, end of period (x)	$28.15		$22.32	$26.03	$28.63	$28.88
Total return (%) (r)(s)(t)(x)	26.12	(c)	(14.25)	(6.60)	(0.87)	11.46
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.38	(c)	2.48	2.44	2.44	2.44
Expenses after expense reductions (f)	2.37	(c)	2.45	2.42	2.42	2.43
Net investment loss	(0.20	)(c)	(0.03)	(0.36)	(0.30)	(0.19)
Portfolio turnover	43		55	38	44	35
Net assets at end of period (000 omitted)	$5,786		$5,777	$9,026	$12,251	$17,777

Class C	Years ended 5/31
	2017		2016	2015	2014	2013
Net asset value, beginning of period	$21.80		$25.42	$27.98	$28.22	$25.33
Income (loss) from investment operations
Net investment loss (d)	$(0.05	)(c)	$(0.01)	$(0.10)	$(0.08)	$(0.05)
Net realized and unrealized gain (loss) on investments and foreign currency	5.74		(3.61)	(1.79)	(0.16)	2.95
Total from investment operations	$5.69		$(3.62)	$(1.89)	$(0.24)	$2.90
Less distributions declared to shareholders
From net investment income	$—		$—	$—	$—	$(0.01)
From net realized gain on investments	—		—	(0.67)	—	—
Total distributions declared to shareholders	$—		$—	$(0.67)	$—	$(0.01)
Net asset value, end of period (x)	$27.49		$21.80	$25.42	$27.98	$28.22
Total return (%) (r)(s)(t)(x)	26.10	(c)	(14.24)	(6.62)	(0.85)	11.46
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.38	(c)	2.48	2.44	2.44	2.44
Expenses after expense reductions (f)	2.37	(c)	2.45	2.42	2.42	2.43
Net investment loss	(0.21	)(c)	(0.04)	(0.37)	(0.29)	(0.18)
Portfolio turnover	43		55	38	44	35
Net assets at end of period (000 omitted)	$22,567		$20,132	$30,000	$37,532	$44,562

See Notes to Financial Statements

22

Financial Highlights – continued

Class I	Years ended 5/31
	2017		2016		2015	2014	2013
Net asset value, beginning of period	$25.31		$29.31		$32.16	$32.33	$29.01
Income (loss) from investment operations
Net investment income (d)	$0.21	(c)	$0.30		$0.18	$0.24	$0.37
Net realized and unrealized gain (loss) on investments and foreign currency	6.69		(4.22)		(2.07)	(0.20)	3.29
Total from investment operations	$6.90		$(3.92)		$(1.89)	$0.04	$3.66
Less distributions declared to shareholders
From net investment income	$(0.21)		$(0.08)		$(0.29)	$(0.21)	$(0.34)
From net realized gain on investments	—		—		(0.67)	—	—
Total distributions declared to shareholders	$(0.21)		$(0.08)		$(0.96)	$(0.21)	$(0.34)
Net asset value, end of period (x)	$32.00		$25.31		$29.31	$32.16	$32.33
Total return (%) (r)(s)(t)(x)	27.41	(c)	(13.38)		(5.70)	0.13	12.59
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.38	(c)	1.47		1.44	1.44	1.44
Expenses after expense reductions (f)	1.36	(c)	1.45		1.42	1.42	1.43
Net investment income	0.74	(c)	1.18		0.59	0.76	1.17
Portfolio turnover	43		55		38	44	35
Net assets at end of period (000 omitted)	$33,855		$19,942		$50,613	$58,251	$43,387

Class R1	Years ended 5/31
	2017		2016		2015	2014	2013
Net asset value, beginning of period	$21.62		$25.21		$27.84	$28.14	$25.33
Income (loss) from investment operations
Net investment loss (d)	$(0.05	)(c)	$(0.00	)(w)	$(0.13)	$(0.09)	$(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency	5.69		(3.59)		(1.76)	(0.17)	2.95
Total from investment operations	$5.64		$(3.59)		$(1.89)	$(0.26)	$2.92
Less distributions declared to shareholders
From net investment income	$—		$—		$(0.07)	$(0.04)	$(0.11)
From net realized gain on investments	—		—		(0.67)	—	—
Total distributions declared to shareholders	$—		$—		$(0.74)	$(0.04)	$(0.11)
Net asset value, end of period (x)	$27.26		$21.62		$25.21	$27.84	$28.14
Total return (%) (r)(s)(t)(x)	26.09	(c)	(14.24)		(6.63)	(0.91)	11.53
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.38	(c)	2.48		2.45	2.44	2.44
Expenses after expense reductions (f)	2.37	(c)	2.46		2.42	2.42	2.42
Net investment loss	(0.23	)(c)	(0.02)		(0.49)	(0.32)	(0.12)
Portfolio turnover	43		55		38	44	35
Net assets at end of period (000 omitted)	$457		$376		$574	$458	$704

See Notes to Financial Statements

23

Financial Highlights – continued

Class R2	Years ended 5/31
	2017		2016	2015	2014	2013
Net asset value, beginning of period	$22.05		$25.61	$28.25	$28.47	$25.62
Income (loss) from investment operations
Net investment income (d)	$0.05	(c)	$0.06	$0.00 (w)	$0.05	$0.09
Net realized and unrealized gain (loss) on investments and foreign currency	5.82		(3.59)	(1.79)	(0.16)	3.00
Total from investment operations	$5.87		$(3.53)	$(1.79)	$(0.11)	$3.09
Less distributions declared to shareholders
From net investment income	$(0.11)		$(0.03)	$(0.18)	$(0.11)	$(0.24)
From net realized gain on investments	—		—	(0.67)	—	—
Total distributions declared to shareholders	$(0.11)		$(0.03)	$(0.85)	$(0.11)	$(0.24)
Net asset value, end of period (x)	$27.81		$22.05	$25.61	$28.25	$28.47
Total return (%) (r)(s)(t)(x)	26.72	(c)	(13.80)	(6.16)	(0.38)	12.03
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.88	(c)	1.98	1.95	1.94	1.94
Expenses after expense reductions (f)	1.87	(c)	1.96	1.93	1.92	1.93
Net investment income	0.21	(c)	0.27	0.02	0.19	0.30
Portfolio turnover	43		55	38	44	35
Net assets at end of period (000 omitted)	$4,643		$3,358	$1,781	$1,096	$803

Class R3	Years ended 5/31
	2017		2016	2015	2014	2013
Net asset value, beginning of period	$23.94		$27.70	$30.45	$30.62	$27.48
Income (loss) from investment operations
Net investment income (d)	$0.16	(c)	$0.24	$0.10	$0.13	$0.18
Net realized and unrealized gain (loss) on investments and foreign currency	6.29		(4.00)	(1.96)	(0.16)	3.21
Total from investment operations	$6.45		$(3.76)	$(1.86)	$(0.03)	$3.39
Less distributions declared to shareholders
From net investment income	$(0.12)		$—	$(0.22)	$(0.14)	$(0.25)
From net realized gain on investments	—		—	(0.67)	—	—
Total distributions declared to shareholders	$(0.12)		$—	$(0.89)	$(0.14)	$(0.25)
Net asset value, end of period (x)	$30.27		$23.94	$27.70	$30.45	$30.62
Total return (%) (r)(s)(t)(x)	27.06	(c)	(13.57)	(5.93)	(0.10)	12.31
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.63	(c)	1.72	1.70	1.69	1.69
Expenses after expense reductions (f)	1.62	(c)	1.70	1.67	1.67	1.68
Net investment income	0.61	(c)	0.97	0.33	0.45	0.59
Portfolio turnover	43		55	38	44	35
Net assets at end of period (000 omitted)	$2,072		$1,947	$4,674	$4,201	$3,448

See Notes to Financial Statements

24

Financial Highlights – continued

Class R4	Years ended 5/31
	2017		2016	2015	2014	2013
Net asset value, beginning of period	$23.96		$27.77	$30.52	$30.70	$27.56
Income (loss) from investment operations
Net investment income (d)	$0.21	(c)	$0.22	$0.18	$0.21	$0.26
Net realized and unrealized gain (loss) on investments and foreign currency	6.30		(3.93)	(1.98)	(0.18)	3.22
Total from investment operations	$6.51		$(3.71)	$(1.80)	$0.03	$3.48
Less distributions declared to shareholders
From net investment income	$(0.21)		$(0.10)	$(0.28)	$(0.21)	$(0.34)
From net realized gain on investments	—		—	(0.67)	—	—
Total distributions declared to shareholders	$(0.21)		$(0.10)	$(0.95)	$(0.21)	$(0.34)
Net asset value, end of period (x)	$30.26		$23.96	$27.77	$30.52	$30.70
Total return (%) (r)(s)(t)(x)	27.32	(c)	(13.35)	(5.68)	0.11	12.60
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.38	(c)	1.48	1.44	1.44	1.44
Expenses after expense reductions (f)	1.37	(c)	1.46	1.42	1.42	1.43
Net investment income	0.77	(c)	0.90	0.61	0.72	0.84
Portfolio turnover	43		55	38	44	35
Net assets at end of period (000 omitted)	$4,817		$3,940	$4,487	$5,023	$4,693

Class R6 (formerly Class R5)	Years ended 5/31
	2017		2016	2015	2014	2013
Net asset value, beginning of period	$25.32		$29.34	$32.19	$32.36	$29.01
Income (loss) from investment operations
Net investment income (d)	$0.24	(c)	$0.25	$0.22	$0.25	$0.29
Net realized and unrealized gain (loss) on investments and foreign currency	6.67		(4.14)	(2.09)	(0.19)	3.40
Total from investment operations	$6.91		$(3.89)	$(1.87)	$0.06	$3.69
Less distributions declared to shareholders
From net investment income	$(0.23)		$(0.13)	$(0.31)	$(0.23)	$(0.34)
From net realized gain on investments	—		—	(0.67)	—	—
Total distributions declared to shareholders	$(0.23)		$(0.13)	$(0.98)	$(0.23)	$(0.34)
Net asset value, end of period (x)	$32.00		$25.32	$29.34	$32.19	$32.36
Total return (%) (r)(s)(t)(x)	27.49	(c)	(13.25)	(5.60)	0.21	12.70
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.28	(c)	1.36	1.35	1.34	1.36
Expenses after expense reductions (f)	1.26	(c)	1.34	1.32	1.32	1.34
Net investment income	0.86	(c)	0.99	0.70	0.79	0.89
Portfolio turnover	43		55	38	44	35
Net assets at end of period (000 omitted)	$875,711		$588,772	$565,813	$536,021	$403,055

See Notes to Financial Statements

25

Financial Highlights – continued

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher. See Note 2 in the Notes to Financial Statements for additional information.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

26

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Emerging Markets Equity Fund (the fund) is a diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduces two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impacts of the Rule, management believes that many of the Regulation S-X amendments are consistent with the fund’s current financial statement presentation and expects that the fund will be able to comply with the Rule’s Regulation S-X amendments by the August 1, 2017 compliance date.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet

27

Notes to Financial Statements – continued

offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from

28

Notes to Financial Statements – continued

quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of May 31, 2017 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
China	$245,431,756	$—	$—	$245,431,756
South Korea	102,521,720	12,749,041	—	115,270,761
India	102,241,922	—	—	102,241,922
Hong Kong	92,896,985	—	—	92,896,985
Brazil	92,520,013	—	—	92,520,013
Taiwan	60,333,184	—	—	60,333,184
South Africa	54,953,014	—	—	54,953,014
Mexico	45,070,907	—	—	45,070,907
United States	31,090,152	—	—	31,090,152
Other Countries	189,847,415	17,055,336	—	206,902,751
Mutual Funds	19,889,594	—	—	19,889,594
Total Investments	$1,036,796,662	$29,804,377	$—	$1,066,601,039

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 1 investments presented above, equity investments amounting to $353,325,798 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued using other observable market-based inputs. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign

29

Notes to Financial Statements – continued

currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Zero Strike Warrants – The fund invested in low exercise price call warrants (zero strike warrants). Zero strike warrants are issued by banks or broker-dealers and allow the fund to gain exposure to common stocks in markets that place restrictions on direct investments by foreign investors and may or may not be traded on an exchange. Income received from zero strike warrants is recorded as dividend income in the Statement of Operations. To the extent the fund invests in zero strike warrants whose returns correspond to the performance of a foreign stock, investing in zero strike warrants will involve risks similar to the risks of investing in foreign securities. Additional risks associated with zero strike warrants include the potential inability of the counterparty to fulfill their obligations under the warrant, inability to transfer or liquidate the warrants and potential delays or an inability to redeem before expiration under certain market conditions.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At May 31, 2017, there were no securities on loan or collateral outstanding.

30

Notes to Financial Statements – continued

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Reimbursement of Expenses by Custodian – In December 2015, the fund’s custodian (or former custodian), State Street Bank and Trust Company, announced that it intended to reimburse its asset servicing clients for expense amounts that it billed in error during the period 1998 through 2015. The amount of this one-time reimbursement attributable to the fund is reflected as “Reimbursement of custodian expenses” in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax

31

Notes to Financial Statements – continued

purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 5/31/17	Year ended 5/31/16
Ordinary income (including any short-term capital gains)	$6,355,094	$3,080,261

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 5/31/17
Cost of investments	$892,015,328
Gross appreciation	210,602,864
Gross depreciation	(36,017,153)
Net unrealized appreciation (depreciation)	$174,585,711
Undistributed ordinary income	1,497,486
Capital loss carryforwards	(83,933,682)
Other temporary differences	(1,405,570)

As of May 31, 2017, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:

Long-Term	$(83,933,682)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares

32

Notes to Financial Statements – continued

approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year Ended 5/31/17	Year Ended 5/31/16
Class A	$548,688	$156,892
Class I	176,499	71,531
Class R2	19,119	2,966
Class R3	7,343	—
Class R4	32,256	16,450
Class R6 (formerly Class R5)	5,571,189	2,832,422
Total	$6,355,094	$3,080,261

Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. For the period June 1, 2016 through September 27, 2016, the management fee was computed daily and paid monthly at the following annual rates:

First $500 million of average daily net assets	1.05%
Average daily net assets in excess of $500 million	1.00%

The investment adviser had agreed in writing to reduce its management fee to 0.95% of average daily net assets in excess of $500 million up to $1 billion; 0.90% of average daily net assets in excess of $1 billion up to $4 billion; and 0.85% of average daily net assets in excess of $4 billion. This written agreement terminated on September 27, 2016. For the period June 1, 2016 through September 27, 2016, this management fee reduction amounted to $46,709, which is included in the reduction of total expenses in the Statement of Operations. Effective September 28, 2016, the management fee is computed daily and paid monthly at the following annual rates:

First $500 million of average daily net assets	1.05%
Next $500 million of average daily net assets	0.95%
Next $3 billion of average daily net assets	0.90%
Average daily net assets in excess of $4 billion	0.85%

MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended May 31, 2017, this management fee reduction amounted to $62,142, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended May 31, 2017 was equivalent to an annual effective rate of 1.00% of the fund’s average daily net assets.

Effective August 1, 2016 the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary

33

Notes to Financial Statements – continued

expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes
A	B	C	I	R1	R2	R3	R4	R6 (formerly Class R5)
1.65%	2.40%	2.40%	1.40%	2.40%	1.90%	1.65%	1.40%	1.29%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until September 30, 2018. For the period August 1, 2016 through May 31, 2017, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $27,433 for the year ended May 31, 2017, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.24%	$277,762
Class B	0.75%	0.25%	1.00%	1.00%	57,060
Class C	0.75%	0.25%	1.00%	1.00%	210,588
Class R1	0.75%	0.25%	1.00%	1.00%	4,084
Class R2	0.25%	0.25%	0.50%	0.50%	20,594
Class R3	—	0.25%	0.25%	0.25%	4,481
Total Distribution and Service Fees					$574,569

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended May 31, 2017 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended May 31, 2017, this rebate amounted to $9,075, $28, and $190 for Class A, Class B, and Class C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

34

Notes to Financial Statements – continued

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended May 31, 2017, were as follows:

Class A	$1,350
Class B	9,700
Class C	567

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended May 31, 2017, the fee was $94,975, which equated to 0.0111% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended May 31, 2017, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $253,643.

Under a Special Servicing Agreement among MFS, certain MFS funds which invest in other MFS funds (“MFS fund-of-funds”) and certain underlying funds in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of each MFS fund-of-funds’ transfer agent-related expenses, including sub-accounting fees payable to financial intermediaries, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-funds. For the year ended May 31, 2017, these costs for the fund amounted to $1,251,601 and are included in “Shareholder servicing costs” in the Statement of Operations.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended May 31, 2017 was equivalent to an annual effective rate of 0.0168% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent

35

Notes to Financial Statements – continued

Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense of $105 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended May 31, 2017. The liability for deferred retirement benefits payable to certain independent Trustees under the DB plan amounted to $879 at May 31, 2017, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended May 31, 2017, the fee paid by the fund under this agreement was $1,531 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

On March 16, 2017, MFS purchased 9,315 shares of Class I for an aggregate amount of $277,109. On March 16, 2016, MFS purchased 445 shares of Class I for an aggregate amount of $10,894. On September 9, 2015, MFS redeemed 2,419 shares of Class R1 and 4,849 shares of Class R2 for an aggregate amount of $153,841.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. Under this policy, cross-trades are effected at current market prices with no remuneration paid in connection with the transaction. During the year ended May 31, 2017, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $5,239,996 and $4,437,357, respectively. The sales transactions resulted in net realized gains (losses) of $(636,885).

(4) Portfolio Securities

For the year ended May 31, 2017, purchases and sales of investments, other than short-term obligations, aggregated $451,318,234 and $364,678,923, respectively.

36

Notes to Financial Statements – continued

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 5/31/17		Year ended 5/31/16
	Shares	Amount	Shares	Amount
Shares sold
Class A	1,147,500	$30,685,731	2,478,866	$60,244,326
Class B	24,067	597,251	25,138	577,823
Class C	184,921	4,600,088	102,287	2,252,884
Class I	702,359	20,016,658	298,519	7,560,758
Class R1	2,581	61,529	4,099	89,244
Class R2	76,975	1,888,536	117,189	2,602,563
Class R3	46,960	1,285,824	48,624	1,181,408
Class R4	29,037	776,013	35,875	855,762
Class R6 (formerly Class R5)	7,044,813	201,745,590	4,918,494	126,426,305
	9,259,213	$261,657,220	8,029,091	$201,791,073

Shares issued to shareholders in reinvestment of distributions
Class A	21,101	$537,032	6,568	$153,750
Class I	6,251	167,279	2,735	67,316
Class R2	790	18,416	135	2,902
Class R3	290	7,343	—	—
Class R4	1,274	32,256	704	16,395
Class R6 (formerly Class R5)	204,365	5,466,765	112,838	2,775,811
	234,071	$6,229,091	122,980	$3,016,174

Shares reacquired
Class A	(2,096,903)	$(55,681,660)	(2,473,018)	$(59,478,068)
Class B	(77,268)	(1,923,726)	(113,150)	(2,554,408)
Class C	(287,374)	(7,066,595)	(359,130)	(7,843,036)
Class I	(438,262)	(12,230,945)	(1,240,077)	(31,042,289)
Class R1	(3,200)	(76,704)	(9,474)	(208,488)
Class R2	(63,079)	(1,572,551)	(34,595)	(754,489)
Class R3	(60,122)	(1,586,389)	(136,055)	(3,239,945)
Class R4	(35,612)	(962,625)	(33,678)	(819,868)
Class R6 (formerly Class R5)	(3,136,682)	(86,724,439)	(1,058,732)	(27,104,169)
	(6,198,502)	$(167,825,634)	(5,457,909)	$(133,044,760)

37

Notes to Financial Statements – continued

	Year ended 5/31/17		Year ended 5/31/16
	Shares	Amount	Shares	Amount
Net change
Class A	(928,302)	$(24,458,897)	12,416	$920,008
Class B	(53,201)	(1,326,475)	(88,012)	(1,976,585)
Class C	(102,453)	(2,466,507)	(256,843)	(5,590,152)
Class I	270,348	7,952,992	(938,823)	(23,414,215)
Class R1	(619)	(15,175)	(5,375)	(119,244)
Class R2	14,686	334,401	82,729	1,850,976
Class R3	(12,872)	(293,222)	(87,431)	(2,058,537)
Class R4	(5,301)	(154,356)	2,901	52,289
Class R6 (formerly Class R5)	4,112,496	120,487,916	3,972,600	102,097,947
	3,294,782	$100,060,677	2,694,162	$71,762,487

Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.

The fund is one of several mutual funds in which the MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS International Diversification Fund, the MFS Growth Allocation Fund, and the MFS Aggressive Growth Allocation Fund were the owners of record of approximately 72%, 5%, and 3%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2030 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2040 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2055 Fund and the MFS Lifetime 2060 Fund were each owners of record of less than 1% of the value of the outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended May 31, 2017, the fund’s commitment fee and interest expense were $5,974 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

38

Notes to Financial Statements – continued

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	11,106,189	259,522,591	(250,739,186)	19,889,594

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$(290)	$—	$80,378	$19,889,594

39

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust X and Shareholders of MFS Emerging Markets Equity Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Emerging Markets Equity Fund (the Fund) (one of the series constituting the MFS Series Trust X) as of May 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Emerging Markets Equity Fund (one of the series constituting the MFS Series Trust X) at May 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

July 14, 2017

40

RESULTS OF SHAREHOLDER MEETING

(unaudited)

At a special meeting of shareholders of MFS Series Trust X, which was held on March 23, 2017, the following action was taken:

Item 1: To elect the following individuals as Trustees:

	Number of Dollars
Nominee	For	Withheld Authority
Steven E. Buller	47,079,841,296.441	543,077,753.583
John A. Caroselli	47,079,263,500.928	543,655,575.185
Maureen R. Goldfarb	47,079,730,700.440	543,181,611.914
David H. Gunning	46,973,805,216.237	649,457,370.227
Michael Hegarty	46,963,820,909.200	659,098,181.884
John P. Kavanaugh	47,086,401,597.642	536,517,432.631
Robert J. Manning	46,927,144,555.187	695,767,735.086
Clarence Otis, Jr.	47,049,690,674.050	573,228,402.063
Maryanne L. Roepke	47,108,547,219.521	514,365,128.003
Robin A. Stelmach	47,016,854,425.599	606,057,854.004
Laurie J. Thomsen	47,030,508,189.274	592,404,165.359

41

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of July 1, 2017, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 53)	Trustee	February 2004	136	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A
Robin A. Stelmach (k) (age 55)	Trustee	January 2014	136	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 75)	Trustee and Chair of Trustees	January 2004	136	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman (until 2013)

42

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships (j)
Steven E. Buller (age 65)	Trustee	February 2014	136	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A
John A. Caroselli (age 63)	Trustee	March 2017	136	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A
Maureen R. Goldfarb (age 62)	Trustee	January 2009	136	Private investor	N/A
Michael Hegarty (age 72)	Trustee	December 2004	136	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)
John P. Kavanaugh (age 62)	Trustee and Vice Chair of Trustees	January 2009	136	Private investor	N/A
Clarence Otis, Jr. (age 61)	Trustee	March 2017	136	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; Federal Reserve Bank of Atlanta, Director (until 2015)

43

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships (j)
Maryanne L. Roepke (age 61)	Trustee	May 2014	136	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 59)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kino Clark (k) (age 49)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 50)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)
Thomas H. Connors (k) (age 57)	Assistant Secretary and Assistant Clerk	September 2012	136	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)

44

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Ethan D. Corey (k) (age 53)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
David L. DiLorenzo (k) (age 48)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 49)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)
Brian E. Langenfeld (k) (age 44)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Senior Counsel
Susan A. Pereira (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Senior Counsel
Kasey L. Phillips (k) (age 46)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)

45

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Matthew A. Stowe (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Frank L. Tarantino (age 73)	Independent Senior Officer	June 2004	136	Tarantino LLC (provider of compliance services), Principal
Richard S. Weitzel (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2007	136	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Martin J. Wolin (k) (age 49)	Chief Compliance Officer	July 2015	136	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)
James O. Yost (k) (age 57)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

46

Trustees and Officers – continued

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kavanaugh and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Managers
Jose Luis Garcia
Robert Lau

47

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available on mfs.com by following these steps once you have selected “Individual Investor” as your role: (1) Click on the “Individual Investor Home” in the top navigation and then select the “Announcements” option within the “Market Outlooks” drop down, or (2) Click on “Products & Services” and “Mutual Funds” and then choose the fund’s name in the “Select a fund” menu.

48

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2017 income tax forms in January 2018. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

Income derived from foreign sources was $19,767,557. The fund intends to pass through foreign tax credits of $2,893,759 for the fiscal year.

49

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

50

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

51

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

May 31, 2017

MFS® INTERNATIONAL DIVERSIFICATIONSM FUND

MDI-ANN

MFS® INTERNATIONAL DIVERSIFICATIONSM FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

Despite policy uncertainty accompanying a new presidential administration in the United States and unease over looming Brexit negotiations, most markets have proved resilient. U.S. share prices have reached new highs, and U.S. bond yields rose on hopes surrounding President Trump’s proposed fiscal policies and indications that the U.S. Federal Reserve will continue to gradually hike interest rates. However, interest rates in most developed markets remain very low, with central banks maintaining accommodative monetary policies in hopes of reinvigorating slow-growing economies and lifting inflation.

Globally, economic growth has shown signs of recovery, led by China, the U.S. and the eurozone. Despite better growth, there are few immediate signs of worrisome inflation, as wage growth remains muted. Emerging market economies are recovering at a somewhat slower pace amid fears that restrictive U.S. trade policies could further hamper the restrained pace of global trade growth. Looking ahead, markets will have to contend with elections in the United Kingdom and Germany in the months ahead, as well as geopolitical hot spots on the Korean peninsula and in the Middle East.

At MFS®, we believe time is an asset. A patient, long-term approach to investing can have a powerful impact on decision making and outcomes. Time arbitrage, as we call it, simply comes down to having the conviction and discipline to allow enough time for good investment ideas to play out. In our view, such an approach, along with the professional guidance of a financial advisor, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

July 14, 2017

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio target allocation

Portfolio holdings
MFS Research International Fund	29.9%
MFS International Growth Fund	24.9%
MFS International Value Fund	24.9%
MFS International New Discovery Fund	10.0%
MFS Emerging Markets Equity Fund	10.0%
Cash & Cash Equivalents	0.3%

Portfolio actual allocation

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of May 31, 2017.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended May 31, 2017, Class A shares of the MFS International Diversification Fund (“fund”) provided a total return of 18.18%, at net asset value. This compares with a return of 18.24% for the fund’s benchmark, the MSCI All Country World (ex-US) Index (net div).

Market Environment

Global growth improved during much of the reporting period as oil prices recovered from their earlier plunge and fiscal and monetary stimulus from China took hold. Market confidence increased after the US elections in November in anticipation of lower taxes, a lighter regulatory burden and increased infrastructure spending, boosting US equities and bond yields. The US Federal Reserve increased interest rates by 25 basis points at the end of the period, bringing the total number of quarter-percent hikes in the federal funds rate to three since December 2015. Globally, however, central bank policy remained highly accommodative, which forced many government, and even some corporate, bond yields into negative territory during the period. Early in the first half of the period, the United Kingdom voted to leave the European Union (“EU”), beginning a multi-year process of negotiation in order to achieve “Brexit.” While markets initially reacted to the vote with alarm, the spillover to European and emerging market (“EM”) economies was relatively short-lived. Fears of a populist wave in Europe subsided after establishment candidates won the Dutch and French elections.

Headwinds from lower energy and commodity prices abated during the period as stabilizing oil prices helped push energy earnings higher relative to expectations. A sharp rise in the US dollar was an earnings headwind for multinationals, but has since subsided. US consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. Demand for autos reached near-record territory before tapering off at the end of the period, while the housing market continued its recovery. Global trade, which was sluggish early in the period, showed signs of improvement in the period’s second half and EM countries began to show signs of a modest upturn in activity along with adjustment in their external accounts. These improved conditions appeared to have reassured investors and contributed to record inflows into the asset class during July and August as negative yields for an increasing share of developed market bonds drove yield-hungry investors further out on the risk spectrum. Similar investor inflows were experienced in the investment grade and high yield corporate markets. Late in the reporting period, however, new challenges emerged for emerging markets debt as a result of the US presidential election, which raised concerns about the potential for a protectionist turn in US trade policy which could negatively impact EM economies. These concerns, along with rising expectations for US growth, inflation and interest rates, have turned the tables on flows into emerging markets debt. Since the election, flows have reversed. As of the end of the period, the markets seemed to be in “wait-and-see” mode, looking for evidence to either confirm or refute the repricing of risk that has occurred since Election Day.

3

Management Review – continued

Factors Affecting Performance

During the reporting period, the fund’s exposure to both the MFS Research International Fund and MFS International New Discovery Fund hurt relative performance. Additionally, relative performance in the MFS International Value Fund also held back relative results. Conversely, the fund’s exposure to the MFS Emerging Markets Equity Fund aided relative returns.

Respectfully,

Thomas Melendez
Portfolio Manager

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

PERFORMANCE SUMMARY THROUGH 5/31/17

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

5

Performance Summary – continued

Total Returns through 5/31/17

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr
A	9/30/04	18.18%	9.62%	3.03%
B	9/30/04	17.27%	8.81%	2.28%
C	9/30/04	17.28%	8.80%	2.28%
I	9/30/04	18.42%	9.91%	3.31%
R1	4/01/05	17.29%	8.81%	2.27%
R2	9/30/04	17.82%	9.35%	2.78%
R3	4/01/05	18.19%	9.63%	3.04%
R4	4/01/05	18.42%	9.90%	3.29%
Comparative benchmark
MSCI All Country World (ex-US) Index (net div) (f)		18.24%	8.39%	1.18%
Average annual with sales charge
A With Initial Sales Charge (5.75%)		11.38%	8.33%	2.42%
B With CDSC (Declining over six years from 4% to 0%) (v)		13.27%	8.52%	2.28%
C With CDSC (1% for 12 months) (v)		16.28%	8.80%	2.28%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, and R4 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition

MSCI All Country World (ex-US) Index (net div) – a market capitalization-weighted index that is designed to measure equity market performance in the developed and emerging markets, excluding the U.S.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

6

Performance Summary – continued

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

7

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, December 1, 2016 through May 31, 2017

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Because the underlying funds have varied expenses and fee levels and the fund may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary. If these transactional and indirect costs were included, your costs would have been higher.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period December 1, 2016 through May 31, 2017.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/16	Ending Account Value 5/31/17	Expenses Paid During Period (p) 12/01/16-5/31/17
A	Actual	0.35%	$1,000.00	$1,191.73	$1.91
	Hypothetical (h)	0.35%	$1,000.00	$1,023.19	$1.77
B	Actual	1.10%	$1,000.00	$1,187.39	$6.00
	Hypothetical (h)	1.10%	$1,000.00	$1,019.45	$5.54
C	Actual	1.10%	$1,000.00	$1,186.81	$6.00
	Hypothetical(h)	1.10%	$1,000.00	$1,019.45	$5.54
I	Actual	0.10%	$1,000.00	$1,193.33	$0.55
	Hypothetical (h)	0.10%	$1,000.00	$1,024.43	$0.50
R1	Actual	1.10%	$1,000.00	$1,187.15	$6.00
	Hypothetical (h)	1.10%	$1,000.00	$1,019.45	$5.54
R2	Actual	0.60%	$1,000.00	$1,190.62	$3.28
	Hypothetical (h)	0.60%	$1,000.00	$1,021.94	$3.02
R3	Actual	0.35%	$1,000.00	$1,191.94	$1.91
	Hypothetical (h)	0.35%	$1,000.00	$1,023.19	$1.77
R4	Actual	0.10%	$1,000.00	$1,193.30	$0.55
	Hypothetical (h)	0.10%	$1,000.00	$1,024.43	$0.50

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher. In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. If these indirect costs were included, your costs would have been higher.

9

PORTFOLIO OF INVESTMENTS

5/31/17

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Underlying Affiliated Funds - 99.7%
Issuer	Shares/Par	Value ($)
MFS Emerging Markets Equity Fund - Class R6	23,898,489	$764,990,623
MFS International Growth Fund - Class R6	61,395,716	1,912,476,557
MFS International New Discovery Fund - Class R6	23,329,998	764,990,623
MFS International Value Fund - Class R6	46,577,607	1,912,476,557
MFS Research International Fund - Class R6	129,953,107	2,294,971,869
Total Underlying Affiliated Funds (Identified Cost, $6,418,368,082)		$7,649,906,229

Money Market Funds - 0.2%
MFS Institutional Money Market Portfolio, 0.87% (v) (Identified Cost, $18,120,933)	18,120,933	$18,120,933
Total Investments (Identified Cost, $6,436,489,015)		$7,668,027,162

Other Assets, Less Liabilities - 0.1%		8,599,730
Net Assets - 100.0%		$7,676,626,892

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

See Notes to Financial Statements

10

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 5/31/17

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments
Underlying affiliated funds, at value (identified cost, $6,436,489,015)	$7,668,027,162
Receivables for
Investments sold	21,847
Fund shares sold	49,273,707
Receivable from investment adviser	363,639
Other assets	13,583
Total assets	$7,717,699,938
Liabilities
Payables for
Investments purchased	$30,320,748
Fund shares reacquired	9,006,193
Payable to affiliates
Shareholder servicing costs	1,444,076
Distribution and service fees	57,993
Payable for independent Trustees’ compensation	11
Accrued expenses and other liabilities	244,025
Total liabilities	$41,073,046
Net assets	$7,676,626,892
Net assets consist of
Paid-in capital	$6,493,727,607
Unrealized appreciation (depreciation) on investments	1,231,538,147
Accumulated net realized gain (loss) on investments	(76,029,428)
Undistributed net investment income	27,390,566
Net assets	$7,676,626,892
Shares of beneficial interest outstanding	423,089,116

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$1,804,722,329	99,885,993	$18.07
Class B	34,039,744	1,907,734	17.84
Class C	470,213,956	26,637,460	17.65
Class I	4,166,366,170	228,281,743	18.25
Class R1	8,716,148	501,202	17.39
Class R2	72,990,979	4,109,676	17.76
Class R3	289,853,083	16,152,097	17.95
Class R4	829,724,483	45,613,211	18.19

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $19.17 [100 / 94.25 x 18.07]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, and R4.

See Notes to Financial Statements

11

Financial Statements

STATEMENT OF OPERATIONS

Year ended 5/31/17

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends from underlying affiliated funds	$95,311,106
Other	113
Total investment income	$95,311,219
Expenses
Distribution and service fees	$11,170,714
Shareholder servicing costs	5,362,814
Program manager fees	1,105
Administrative services fee	17,500
Independent Trustees’ compensation	68,634
Custodian fee	93,283
Reimbursement of custodian expenses	(7,098)
Shareholder communications	596,468
Audit and tax fees	38,178
Legal fees	54,507
Miscellaneous	584,370
Total Expenses	$17,980,475
Reduction of expenses by investment adviser and distributor	(1,070,868)
Net expenses	$16,909,607
Net investment income	$78,401,612
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investments from underlying affiliated funds	$37,039,875
Capital gain distributions from underlying affiliated funds	5,802,283
Net realized gain (loss) on investments	$42,842,158
Change in unrealized appreciation (depreciation) on investments	$967,850,103
Net realized and unrealized gain (loss) on investments	$1,010,692,261
Change in net assets from operations	$1,089,093,873

See Notes to Financial Statements

12

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 5/31
	2017	2016
Change in net assets
From operations
Net investment income	$78,401,612	$48,881,226
Net realized gain (loss) on investments	42,842,158	52,696,950
Net unrealized gain (loss) on investments	967,850,103	(394,036,710)
Change in net assets from operations	$1,089,093,873	$(292,458,534)
Distributions declared to shareholders
From net investment income	$(109,200,234)	$(70,208,931)
Change in net assets from fund share transactions	$1,961,042,637	$460,131,972
Total change in net assets	$2,940,936,276	$97,464,507
Net assets
At beginning of period	4,735,690,616	4,638,226,109
At end of period (including undistributed net investment income of $27,390,566 and $58,189,188, respectively)	$7,676,626,892	$4,735,690,616

See Notes to Financial Statements

13

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 5/31
	2017		2016	2015	2014	2013
Net asset value, beginning of period	$15.59		$16.91	$16.96	$15.05	$12.19
Income (loss) from investment operations
Net investment income (d)(l)	$0.24	(c)	$0.17	$0.26	$0.17	$0.18
Net realized and unrealized gain (loss) on investments	2.54		(1.24)	(0.12)	1.88	2.82
Total from investment operations	$2.78		$(1.07)	$0.14	$2.05	$3.00
Less distributions declared to shareholders
From net investment income	$(0.30)		$(0.25)	$(0.19)	$(0.14)	$(0.14)
Net asset value, end of period (x)	$18.07		$15.59	$16.91	$16.96	$15.05
Total return (%) (r)(s)(t)(x)	18.18	(c)	(6.36)	0.91	13.68	24.72
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.37	(c)	0.38	0.38	0.35	0.33
Expenses after expense reductions (f)(h)	0.35	(c)	0.35	0.35	0.35	0.33
Net investment income (l)	1.51	(c)	1.11	1.57	1.04	1.26
Portfolio turnover	3		3	4	2	2
Net assets at end of period (000 omitted)	$1,804,722		$2,388,830	$2,434,548	$2,503,563	$2,051,682

See Notes to Financial Statements

14

Financial Highlights – continued

Class B	Years ended 5/31
	2017		2016	2015	2014	2013
Net asset value, beginning of period	$15.38		$16.75	$16.76	$14.85	$12.01
Income (loss) from investment operations
Net investment income (d)(l)	$0.09	(c)	$0.06	$0.14	$0.05	$0.07
Net realized and unrealized gain (loss) on investments	2.54		(1.25)	(0.11)	1.86	2.78
Total from investment operations	$2.63		$(1.19)	$0.03	$1.91	$2.85
Less distributions declared to shareholders
From net investment income	$(0.17)		$(0.18)	$(0.04)	$—	$(0.01)
Net asset value, end of period (x)	$17.84		$15.38	$16.75	$16.76	$14.85
Total return (%) (r)(s)(t)(x)	17.27	(c)	(7.09)	0.21	12.86	23.76
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.12	(c)	1.13	1.13	1.10	1.08
Expenses after expense reductions (f)(h)	1.10	(c)	1.10	1.10	1.10	1.08
Net investment income (l)	0.56	(c)	0.37	0.83	0.29	0.54
Portfolio turnover	3		3	4	2	2
Net assets at end of period (000 omitted)	$34,040		$35,760	$47,145	$63,527	$75,185

Class C	Years ended 5/31
	2017		2016	2015	2014	2013
Net asset value, beginning of period	$15.23		$16.60	$16.64	$14.79	$11.98
Income (loss) from investment operations
Net investment income (d)(l)	$0.09	(c)	$0.06	$0.13	$0.04	$0.07
Net realized and unrealized gain (loss) on investments	2.51		(1.23)	(0.10)	1.86	2.77
Total from investment operations	$2.60		$(1.17)	$0.03	$1.90	$2.84
Less distributions declared to shareholders
From net investment income	$(0.18)		$(0.20)	$(0.07)	$(0.05)	$(0.03)
Net asset value, end of period (x)	$17.65		$15.23	$16.60	$16.64	$14.79
Total return (%) (r)(s)(t)(x)	17.28	(c)	(7.07)	0.21	12.84	23.74
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.12	(c)	1.13	1.13	1.10	1.08
Expenses after expense reductions (f)(h)	1.10	(c)	1.10	1.10	1.10	1.08
Net investment income (l)	0.57	(c)	0.36	0.82	0.29	0.50
Portfolio turnover	3		3	4	2	2
Net assets at end of period (000 omitted)	$470,214		$460,869	$502,461	$505,528	$411,445

See Notes to Financial Statements

15

Financial Highlights – continued

Class I	Years ended 5/31
	2017		2016	2015	2014	2013
Net asset value, beginning of period	$15.75		$17.05	$17.10	$15.16	$12.27
Income (loss) from investment operations
Net investment income (d)(l)	$0.23	(c)	$0.22	$0.31	$0.21	$0.21
Net realized and unrealized gain (loss) on investments	2.61		(1.26)	(0.13)	1.91	2.86
Total from investment operations	$2.84		$(1.04)	$0.18	$2.12	$3.07
Less distributions declared to shareholders
From net investment income	$(0.34)		$(0.26)	$(0.23)	$(0.18)	$(0.18)
Net asset value, end of period (x)	$18.25		$15.75	$17.05	$17.10	$15.16
Total return (%) (r)(s)(t)(x)	18.42	(c)	(6.09)	1.16	13.99	25.08
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.12	(c)	0.13	0.14	0.10	0.08
Expenses after expense reductions (f)(h)	0.10	(c)	0.10	0.10	0.10	0.08
Net investment income (l)	1.39	(c)	1.38	1.85	1.32	1.45
Portfolio turnover	3		3	4	2	2
Net assets at end of period (000 omitted)	$4,166,366		$1,036,517	$857,731	$694,822	$454,999

Class R1	Years ended 5/31
	2017		2016	2015	2014	2013
Net asset value, beginning of period	$15.01		$16.36	$16.43	$14.59	$11.81
Income (loss) from investment operations
Net investment income (d)(l)	$0.09	(c)	$0.05	$0.17	$0.04	$0.08
Net realized and unrealized gain (loss) on investments	2.47		(1.21)	(0.15)	1.84	2.72
Total from investment operations	$2.56		$(1.16)	$0.02	$1.88	$2.80
Less distributions declared to shareholders
From net investment income	$(0.18)		$(0.19)	$(0.09)	$(0.04)	$(0.02)
Net asset value, end of period (x)	$17.39		$15.01	$16.36	$16.43	$14.59
Total return (%) (r)(s)(t)(x)	17.29	(c)	(7.08)	0.18	12.89	23.75
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.12	(c)	1.13	1.14	1.10	1.08
Expenses after expense reductions (f)(h)	1.10	(c)	1.10	1.10	1.10	1.08
Net investment income (l)	0.58	(c)	0.36	1.06	0.24	0.62
Portfolio turnover	3		3	4	2	2
Net assets at end of period (000 omitted)	$8,716		$7,736	$10,347	$9,306	$6,921

See Notes to Financial Statements

16

Financial Highlights – continued

Class R2	Years ended 5/31
	2017		2016	2015	2014	2013
Net asset value, beginning of period	$15.34		$16.66	$16.71	$14.84	$12.04
Income (loss) from investment operations
Net investment income (d)(l)	$0.17	(c)	$0.13	$0.22	$0.12	$0.14
Net realized and unrealized gain (loss) on investments	2.52		(1.22)	(0.12)	1.87	2.78
Total from investment operations	$2.69		$(1.09)	$0.10	$1.99	$2.92
Less distributions declared to shareholders
From net investment income	$(0.27)		$(0.23)	$(0.15)	$(0.12)	$(0.12)
Net asset value, end of period (x)	$17.76		$15.34	$16.66	$16.71	$14.84
Total return (%) (r)(s)(t)(x)	17.82	(c)	(6.55)	0.68	13.41	24.36
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.62	(c)	0.63	0.63	0.60	0.58
Expenses after expense reductions (f)(h)	0.60	(c)	0.60	0.60	0.60	0.58
Net investment income (l)	1.07	(c)	0.86	1.36	0.77	0.99
Portfolio turnover	3		3	4	2	2
Net assets at end of period (000 omitted)	$72,991		$59,795	$62,242	$62,817	$45,337

Class R3	Years ended 5/31
	2017		2016	2015	2014	2013
Net asset value, beginning of period	$15.49		$16.80	$16.86	$14.96	$12.13
Income (loss) from investment operations
Net investment income (d)(l)	$0.21	(c)	$0.17	$0.26	$0.16	$0.18
Net realized and unrealized gain (loss) on investments	2.55		(1.24)	(0.12)	1.89	2.80
Total from investment operations	$2.76		$(1.07)	$0.14	$2.05	$2.98
Less distributions declared to shareholders
From net investment income	$(0.30)		$(0.24)	$(0.20)	$(0.15)	$(0.15)
Net asset value, end of period (x)	$17.95		$15.49	$16.80	$16.86	$14.96
Total return (%) (r)(s)(t)(x)	18.19	(c)	(6.34)	0.89	13.73	24.69
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.37	(c)	0.38	0.39	0.35	0.33
Expenses after expense reductions (f)(h)	0.35	(c)	0.35	0.35	0.35	0.33
Net investment income (l)	1.32	(c)	1.11	1.59	0.99	1.28
Portfolio turnover	3		3	4	2	2
Net assets at end of period (000 omitted)	$289,853		$230,042	$246,552	$212,909	$141,317

See Notes to Financial Statements

17

Financial Highlights – continued

Class R4	Years ended 5/31
	2017		2016	2015	2014	2013
Net asset value, beginning of period	$15.70		$17.00	$17.04	$15.11	$12.24
Income (loss) from investment operations
Net investment income (d)(l)	$0.26	(c)	$0.20	$0.31	$0.23	$0.22
Net realized and unrealized gain (loss) on investments	2.57		(1.24)	(0.12)	1.88	2.83
Total from investment operations	$2.83		$(1.04)	$0.19	$2.11	$3.05
Less distributions declared to shareholders
From net investment income	$(0.34)		$(0.26)	$(0.23)	$(0.18)	$(0.18)
Net asset value, end of period (x)	$18.19		$15.70	$17.00	$17.04	$15.11
Total return (%) (r)(s)(t)(x)	18.42	(c)	(6.11)	1.23	13.97	24.98
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.12	(c)	0.13	0.14	0.11	0.08
Expenses after expense reductions (f)(h)	0.10	(c)	0.10	0.10	0.10	0.08
Net investment income (l)	1.57	(c)	1.30	1.86	1.43	1.56
Portfolio turnover	3		3	4	2	2
Net assets at end of period (000 omitted)	$829,724		$506,597	$467,961	$328,533	$142,166

(c)	Amount reflects a one-time reimbursement of expenses by the custodian without which net investment income and performance would be lower and expenses would be higher. See Note 2 in the Notes to Financial Statements for additional information.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(h)	In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying affiliated funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund. Because the underlying affiliated funds have varied expense and fee levels and the fund may own different proportions of the underlying affiliated funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.
(l)	Recognition of net investment income by the fund may be affected by the timing of the declaration of dividends by the underlying affiliated funds in which the fund invests. The ratios and per share amounts do not include net investment income of the underlying affiliated funds in which the fund invests.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

18

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS International Diversification Fund (the fund) is a diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

The fund is a “fund of funds”, which invests the majority of its assets in other MFS mutual funds (underlying funds), which may have different fiscal year ends than the fund. The underlying funds, in turn, may engage in a number of investment techniques and practices, which involve certain risks. Certain underlying funds can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

The accounting policies of the underlying funds in which the fund invests are outlined in the underlying funds’ shareholder reports, which are available without charge by calling 1-800-225-2606, at mfs.com and on the Securities and Exchange Commission (SEC) web site at http://www.sec.gov or at the SEC’s public reference room in Washington, D.C. The underlying funds’ shareholder reports are not covered by this report.

The investment objective of each of the underlying funds held by the fund at

May 31, 2017 was to seek capital appreciation.

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduces two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative

19

Notes to Financial Statements – continued

investments. Although still evaluating the impacts of the Rule, management believes that many of the Regulation S-X amendments are consistent with the fund’s current financial statement presentation and expects that the fund will be able to comply with the Rule’s Regulation S-X amendments by the August 1, 2017 compliance date.

Investment Valuations – Open-end investment companies (underlying funds) are generally valued at their net asset value per share. The investments of underlying funds managed by the adviser are valued as described below. For purposes of this policy disclosure, “fund” also refers to the underlying funds in which the fund-of-funds invests.

Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swap agreements are generally valued at valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the

20

Notes to Financial Statements – continued

adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of May 31, 2017 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Mutual Funds	$7,668,027,162	$—	$—	$7,668,027,162

21

Notes to Financial Statements – continued

For further information regarding security characteristics, see the Portfolio of Investments. Please refer to the underlying funds’ shareholder reports for further information regarding the levels used in valuing the underlying funds’ assets or liabilities.

Derivatives – The fund does not invest in derivatives directly. The fund does invest in underlying funds that may use derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the underlying funds use derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Distributions of income and capital gains from the underlying funds are recorded on the ex-dividend date. Recognition of net investment income by the fund is affected by the timing of the declaration of distributions by the underlying funds in which the fund invests. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

The fund and/or the underlying funds may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Reimbursement of Expenses by Custodian – In December 2015, the fund’s custodian (or former custodian), State Street Bank and Trust Company, announced that it intended to reimburse its asset servicing clients for expense amounts that it billed in error during the period 1998 through 2015. The amount of this one-time reimbursement attributable to the fund is reflected as “Reimbursement of custodian expenses” in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when

22

Notes to Financial Statements – continued

filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 5/31/17	Year ended 5/31/16
Ordinary income (including any short-term capital gains)	$109,200,234	$70,208,931

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 5/31/17
Cost of investments	$6,499,616,667
Gross appreciation	1,168,410,495
Gross depreciation	—
Net unrealized appreciation (depreciation)	$1,168,410,495
Undistributed ordinary income	27,390,566
Capital loss carryforwards	(12,901,776)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for fund fiscal years beginning after May 31, 2011 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses (“post-enactment losses”). Previously, net capital losses were carried forward for eight years and treated as short-term losses (“pre-enactment losses”). As a transition rule, the Act requires that all post-enactment net capital losses be used before pre-enactment net capital losses.

As of May 31, 2017, the fund had capital loss carryforwards available to offset future realized gains. Such pre-enactment losses expire as follows:

5/31/19	$(12,901,776)

23

Notes to Financial Statements – continued

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year Ended 5/31/17	Year Ended 5/31/16
Class A	$42,843,397	$36,252,987
Class B	339,388	475,080
Class C	5,091,111	6,042,964
Class I	41,038,449	15,418,508
Class R1	88,451	111,239
Class R2	1,076,408	867,568
Class R3	4,828,840	3,578,307
Class R4	13,894,190	7,328,098
Class 529A	—	99,768
Class 529B	—	5,247
Class 529C	—	29,165
Total	$109,200,234	$70,208,931

Effective July 15, 2016, Class 529A, Class 529B, and Class 529C closed.

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. MFS receives no compensation under this agreement; however MFS receives management fees from the underlying MFS funds.

The investment adviser has agreed in writing to pay a portion of the fund’s operating expenses, excluding distribution and service fee, program manager fees, interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, such that fund operating expenses do not exceed 0.10% annually of the fund’s average daily net assets. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until September 30, 2018. For the year ended May 31, 2017, this reduction amounted to $1,063,519, which is included in the reduction of total expenses in the Statement of Operations.

In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund.

24

Notes to Financial Statements – continued

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $1,299,660 and $373 for the year ended May 31, 2017, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$5,261,829
Class B	0.75%	0.25%	1.00%	1.00%	333,315
Class C	0.75%	0.25%	1.00%	1.00%	4,543,287
Class R1	0.75%	0.25%	1.00%	1.00%	75,418
Class R2	0.25%	0.25%	0.50%	0.50%	322,040
Class R3	—	0.25%	0.25%	0.25%	629,660
Class 529A	—	0.25%	0.25%	0.23%	1,961
Class 529B	0.75%	0.25%	1.00%	0.97%	452
Class 529C	0.75%	0.25%	1.00%	0.99%	2,752
Total Distribution and Service Fees					$11,170,714

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended May 31, 2017 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended May 31, 2017, this rebate amounted to $6,153, $33, $397, $165,$16, and $32 for Class A, Class B, Class C, Class 529A, Class 529B, and Class 529C, respectively, and is included in the reduction of total expenses in the Statement of Operations. Effective July 15, 2016, Class 529A, Class 529B, and Class 529C closed.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B and Class 529B shares are subject to a CDSC in

25

Notes to Financial Statements – continued

the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended May 31, 2017, were as follows:

Amount
Class A	$41,736
Class B	54,967
Class C	48,633
Class 529B	—
Class 529C	13

The fund entered into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.10% of the average daily net assets attributable to each 529 share class. MFD agreed to waive a portion of this fee in an amount equal to 0.05% of the average daily net assets for each 529 share class. For the period June 1, 2016 through July 15, 2016, this waiver amounted to $553 and is included in the reduction of total expenses in the Statement of Operations. The program manager fee incurred for the period June 1, 2016 through July 15, 2016 was equivalent to an annual effective rate of 0.05% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Effective July 15, 2016, Class 529A, Class 529B, and Class 529C closed and the fund will no longer charge program manager fees. Program manager fees and waivers for the period June 1, 2016 through July 15, 2016, were as follows:

	Fee	Waiver
Class 529A	$784	$392
Class 529B	45	23
Class 529C	276	138
Total Program Manager Fees and Waivers	$1,105	$553

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, provides shareholder services and transfer agent services to the fund. Under a Special Servicing Agreement among MFS, certain MFS funds which invest in other MFS funds (“MFS fund-of-funds”) and certain underlying funds in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of each MFS fund-of-funds’ transfer agent-related expenses, including out-of-pocket and sub-accounting fees, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-funds. For the year ended May 31, 2017, shareholder servicing expenses incurred by the fund, including out-of-pocket expenses, are disclosed in the Statement of Operations. Effective September 28, 2017, the fund no longer participates in the Special Servicing Agreement.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these

26

Notes to Financial Statements – continued

services. The fund is charged an annual fixed amount of $17,500. The administrative services fee incurred for the year ended May 31, 2017 was equivalent to an annual effective rate of 0.0003% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended May 31, 2017, the fee paid by the fund under this agreement was $10,419 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

(4) Portfolio Securities

For the year ended May 31, 2017, purchases and sales of shares of underlying funds aggregated $1,972,780,982 and $159,270,939, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 5/31/17		Year ended 5/31/16
	Shares	Amount	Shares	Amount
Shares sold
Class A	38,938,295	$630,066,211	37,497,615	$579,328,963
Class B	246,915	3,977,346	299,897	4,696,308
Class C	4,890,858	77,962,860	4,976,903	76,493,071
Class I	197,372,499	3,216,726,990	32,120,888	501,109,955
Class R1	188,046	2,921,639	127,812	1,945,616
Class R2	1,694,035	26,814,629	1,405,125	21,354,793
Class R3	6,264,373	99,674,509	4,371,305	67,443,104
Class R4	20,821,787	333,879,840	8,923,003	137,397,746
Class 529A	12,652	194,288	96,275	1,478,355
Class 529B	136	2,055	5,662	86,108
Class 529C	5,674	85,365	36,337	539,245
	270,435,270	$4,392,305,732	89,860,822	$1,391,873,264

27

Notes to Financial Statements – continued

	Year ended 5/31/17		Year ended 5/31/16
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	2,707,880	$41,295,164	2,244,877	$35,020,088
Class B	21,275	321,463	29,141	449,643
Class C	289,220	4,323,841	326,941	4,995,654
Class I	2,278,490	35,065,962	749,926	11,796,329
Class R1	6,005	88,451	7,386	111,239
Class R2	45,983	690,210	40,051	614,787
Class R3	318,735	4,828,840	230,999	3,578,177
Class R4	842,755	12,927,863	420,403	6,591,916
Class 529A	—	—	6,445	99,768
Class 529B	—	—	342	5,247
Class 529C	—	—	1,926	29,165
	6,510,343	$99,541,794	4,058,437	$63,292,013

Shares reacquired
Class A	$(94,956,712)	$(1,515,823,346)	(30,503,220)	$(469,127,612)
Class B	(685,074)	(10,889,260)	(819,629)	(12,541,771)
Class C	(8,795,685)	(140,649,319)	(5,319,973)	(80,606,213)
Class I	(37,192,749)	(605,920,301)	(17,351,232)	(268,440,669)
Class R1	(208,097)	(3,235,051)	(252,493)	(3,778,274)
Class R2	(1,529,276)	(24,261,319)	(1,282,001)	(19,526,627)
Class R3	(5,280,427)	(84,646,715)	(4,426,089)	(68,241,638)
Class R4	(8,325,450)	(135,451,214)	(4,600,832)	(71,566,295)
Class 529A	(450,093)	(7,037,286)	(48,136)	(739,249)
Class 529B	(25,112)	(388,583)	(4,143)	(63,290)
Class 529C	(164,158)	(2,502,495)	(27,073)	(401,667)
	(157,612,833)	$(2,530,804,889)	(64,634,821)	$(995,033,305)

Net change
Class A	(53,310,537)	$(844,461,971)	9,239,272	$145,221,439
Class B	(416,884)	(6,590,451)	(490,591)	(7,395,820)
Class C	(3,615,607)	(58,362,618)	(16,129)	882,512
Class I	162,458,240	2,645,872,651	15,519,582	244,465,615
Class R1	(14,046)	(224,961)	(117,295)	(1,721,419)
Class R2	210,742	3,243,520	163,175	2,442,953
Class R3	1,302,681	19,856,634	176,215	2,779,643
Class R4	13,339,092	211,356,489	4,742,574	72,423,367
Class 529A	(437,441)	(6,842,998)	54,584	838,874
Class 529B	(24,976)	(386,528)	1,861	28,065
Class 529C	(158,484)	(2,417,130)	11,190	166,743
	119,332,780	$1,961,042,637	29,284,438	$460,131,972

Effective July 15, 2016 Class 529A, Class 529B and Class 529C closed.

28

Notes to Financial Statements – continued

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended May 31, 2017, the fund’s commitment fee and interest expense were $39,415 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Affiliated Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Emerging Markets Equity Fund	18,783,411	6,997,590	(1,882,512)	23,898,489
MFS Institutional Money Market Portfolio	164,624	374,403,946	(356,447,637)	18,120,933
MFS International Growth Fund	44,577,045	17,988,990	(1,170,319)	61,395,716
MFS International New Discovery Fund	16,301,305	7,484,297	(455,604)	23,329,998
MFS International Value Fund	33,079,821	14,513,158	(1,015,372)	46,577,607
MFS Research International Fund	92,084,541	39,675,508	(1,806,942)	129,953,107

Underlying Affiliated Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Emerging Markets Equity Fund	$3,453,586	$—	$4,697,045	$764,990,623
MFS Institutional Money Market Portfolio	613	—	66,717	18,120,933
MFS International Growth Fund	9,484,448	—	19,580,511	1,912,476,557
MFS International New Discovery Fund	4,936,652	5,802,283	9,147,309	764,990,623
MFS International Value Fund	13,431,635	—	27,348,239	1,912,476,557
MFS Research International Fund	5,732,941	—	34,471,285	2,294,971,869

	$37,039,875	$5,802,283	$95,311,106	$7,668,027,162

29

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust X and the Shareholders of MFS International Diversification Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS International Diversification Fund (one of the series of MFS Series Trust X) (the “Fund”) as of May 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2017, by correspondence with the underlying funds’ transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS International Diversification Fund as of May 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

July 14, 2017

30

RESULTS OF SHAREHOLDER MEETING

(unaudited)

At a special meeting of shareholders of MFS Series Trust X, which was held on March 23, 2017, the following action was taken:

Item 1. To elect the following individuals as Trustees:

	Number of Shares
Nominee	For	Withheld Authority
Steven E. Buller	47,079,841,296.441	543,077,753.583
John A. Caroselli	47,079,263,500.928	543,655,575.185
Maureen R. Goldfarb	47,079,730,700.440	543,181,611.914
David H. Gunning	46,973,805,216.237	649,457,370.227
Michael Hegarty	46,963,820,909.200	659,098,181.884
John P. Kavanaugh	47,086,401,597.642	536,517,432.631
Robert J. Manning	46,927,144,555.187	695,767,735.086
Clarence Otis, Jr.	47,049,690,674.050	573,228,402.063
Maryanne L. Roepke	47,108,547,219.521	514,365,128.003
Robin A. Stelmach	47,016,854,425.599	606,057,854.004
Laurie J. Thomsen	47,030,508,189.274	592,404,165.359

31

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of July 1, 2017, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 53)	Trustee	February 2004	136	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A
Robin A. Stelmach (k) (age 55)	Trustee	January 2014	136	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 75)	Trustee and Chair of Trustees	January 2004	136	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman (until 2013)

32

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships (j)
Steven E. Buller (age 65)	Trustee	February 2014	136	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A
John A. Caroselli (age 63)	Trustee	March 2017	136	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A
Maureen R. Goldfarb (age 62)	Trustee	January 2009	136	Private investor	N/A
Michael Hegarty (age 72)	Trustee	December 2004	136	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)
John P. Kavanaugh (age 62)	Trustee and Vice Chair of Trustees	January 2009	136	Private investor	N/A
Clarence Otis, Jr. (age 61)	Trustee	March 2017	136	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; Federal Reserve Bank of Atlanta, Director (until 2015)

33

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships (j)
Maryanne L. Roepke (age 61)	Trustee	May 2014	136	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 59)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kino Clark (k) (age 49)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 50)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)
Thomas H. Connors (k) (age 57)	Assistant Secretary and Assistant Clerk	September 2012	136	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)

34

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Ethan D. Corey (k) (age 53)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
David L. DiLorenzo (k) (age 48)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 49)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)
Brian E. Langenfeld (k) (age 44)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Senior Counsel
Susan A. Pereira (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Senior Counsel
Kasey L. Phillips (k) (age 46)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)

35

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Matthew A. Stowe (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Frank L. Tarantino (age 73)	Independent Senior Officer	June 2004	136	Tarantino LLC (provider of compliance services), Principal
Richard S. Weitzel (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2007	136	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Martin J. Wolin (k) (age 49)	Chief Compliance Officer	July 2015	136	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)
James O. Yost (k) (age 57)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

36

Trustees and Officers – continued

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kavanaugh and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager
Thomas Melendez

37

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available on mfs.com by following these steps once you have selected “Individual Investor” as your role: (1) Click on the “Individual Investor Home” in the top navigation and then select the “Announcements” option within the “Market Outlooks” drop down, or (2) Click on “Products & Services” and “Mutual Funds” and then choose the fund’s name in the “Select a fund” menu.

38

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2017 income tax forms in January 2018. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

Income derived from foreign sources was $81,011,800. The fund intends to pass through foreign tax credits of $11,315,837 for the fiscal year.

39

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

40

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

41

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

May 31, 2017

MFS® INTERNATIONAL GROWTH FUND

FGF-ANN

MFS® INTERNATIONAL GROWTH FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

Despite policy uncertainty accompanying a new presidential administration in the United States and unease over looming Brexit negotiations, most markets have proved resilient. U.S. share prices have reached new highs, and U.S. bond yields rose on hopes surrounding President Trump’s proposed fiscal policies and indications that the U.S. Federal Reserve will continue to gradually hike interest rates. However, interest rates in most developed markets remain very low, with central banks maintaining accommodative monetary policies in hopes of reinvigorating slow-growing economies and lifting inflation.

Globally, economic growth has shown signs of recovery, led by China, the U.S. and the eurozone. Despite better growth, there are few immediate signs of worrisome inflation, as wage growth remains muted. Emerging market economies are recovering at a somewhat slower pace amid fears that restrictive U.S. trade policies could further hamper the restrained pace of global trade growth. Looking ahead, markets will have to contend with elections in the United Kingdom and Germany in the months ahead, as well as geopolitical hot spots on the Korean peninsula and in the Middle East.

At MFS®, we believe time is an asset. A patient, long-term approach to investing can have a powerful impact on decision making and outcomes. Time arbitrage, as we call it, simply comes down to having the conviction and discipline to allow enough time for good investment ideas to play out. In our view, such an approach, along with the professional guidance of a financial advisor, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

July 14, 2017

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Nestle S.A.	4.0%
Roche Holding AG	3.7%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	2.7%
AIA Group Ltd.	2.7%
SAP AG	2.6%
Pernod Ricard S.A.	2.4%
Accenture PLC, “A”	2.4%
Canadian National Railway Co.	2.4%
Novartis AG	2.3%
LVMH Moet Hennessy Louis Vuitton SE	2.3%

Equity sectors
Consumer Staples	18.0%
Health Care	14.9%
Technology	14.0%
Financial Services	11.9%
Special Products & Services	8.2%
Industrial Goods & Services	7.5%
Basic Materials	7.1%
Retailing	6.1%
Leisure	4.5%
Transportation	2.9%
Energy	1.7%
Utilities & Communications	1.0%
Autos & Housing	0.9%

Issuer country weightings (x)
France	16.9%
United Kingdom	13.6%
Switzerland	13.5%
Germany	11.1%
Japan	8.8%
United States	5.6%
Canada	4.0%
China	3.8%
India	3.1%
Other Countries	19.6%

Currency exposure weightings (y)
Euro	31.8%
British Pound Sterling	14.5%
Swiss Franc	13.5%
United States Dollar	9.3%
Japanese Yen	8.8%
Taiwan Dollar	3.3%
Chinese Renminbi	3.2%
Indian Rupee	3.1%
Hong Kong Dollar	2.7%
Other Currencies	9.8%

2

Portfolio Composition – continued

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of May 31, 2017.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended May 31, 2017, Class A shares of the MFS International Growth Fund (“fund”) provided a total return of 18.69%, at net asset value. This compares with a return of 16.83% for the fund’s benchmark, the MSCI All Country World (ex-US) Growth Index (net div).

Market Environment

Global growth improved during much of the reporting period as oil prices recovered from their earlier plunge and fiscal and monetary stimulus from China took hold. Market confidence increased after the US elections in November in anticipation of lower taxes, a lighter regulatory burden and increased infrastructure spending, boosting US equities and bond yields. The US Federal Reserve increased interest rates by 25 basis points at the end of the period, bringing the total number of quarter-percent hikes in the federal funds rate to three since December 2015. Globally, however, central bank policy remained highly accommodative, which forced many government, and even some corporate, bond yields into negative territory during the period. Early in the first half of the period, the United Kingdom voted to leave the European Union (“EU”), beginning a multi-year process of negotiation in order to achieve “Brexit.” While markets initially reacted to the vote with alarm, the spillover to European and emerging market (“EM”) economies was relatively short-lived. Fears of a populist wave in Europe subsided after establishment candidates won the Dutch and French elections.

Headwinds from lower energy and commodity prices abated during the period as stabilizing oil prices helped push energy earnings higher relative to expectations. A sharp rise in the US dollar was an earnings headwind for multinationals, but has since subsided. US consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. Demand for autos reached near-record territory before tapering off at the end of the period, while the housing market continued its recovery. Global trade, which was sluggish early in the period, showed signs of improvement in the period’s second half and EM countries began to show signs of a modest upturn in activity along with adjustment in their external accounts. These improved conditions appeared to have reassured investors and contributed to record inflows into the asset class during July and August as negative yields for an increasing share of developed market bonds drove yield-hungry investors further out on the risk spectrum. Similar investor inflows were experienced in the investment grade and high yield corporate markets. Late in the reporting period, however, new challenges emerged for emerging markets debt as a result of the US presidential election, which raised concerns about the potential for a protectionist turn in US trade policy which could negatively impact EM economies. These concerns, along with rising expectations for US growth, inflation and interest rates, have turned the tables on flows into emerging markets debt. Since the election, flows have reversed. As of the end of the period, the markets seemed to be in “wait-and-see” mode, looking for evidence to either confirm or refute the repricing of risk that has occurred since Election Day.

4

Management Review – continued

Contributors to Performance

Stock selection in both the retailing and financial services sectors aided performance relative to the MSCI All Country World (ex-US) Growth Index. Within the retailing sector, the fund’s overweight positions in luxury goods company LVMH Moet Hennessy Louis Vuitton SE (France) and apparel and accessory retailer Kering (France) contributed to relative performance. Shares of LVMH Moet Hennessy Louis Vuitton SE reacted positively to strong earnings results during the period, driven by impressive results across all divisions, most notably in the Fashion & Leather segment. Within the financial services sector, holding shares of banking firm HDFC Bank (b) (India) and financial services firm HSBC (b) (United Kingdom) benefited relative results. Holdings of HDFC Bank bolstered relative performance as the bank delivered strong net profit growth driven by increased fee revenues. Operating profits were also better than expected as the bank continued to rein in operating expenses.

Elsewhere, holding shares of precision instruments manufacturer Mettler-Toledo International (b), and overweight positions in semiconductor manufacturer Taiwan Semiconductor Manufacturing Co. (Taiwan), semiconductor chip designer ARM Holdings (h) (United Kingdom), railroad company Canadian National Railway (Canada) and engineering company Weir Group (h) (United Kingdom), aided relative results. Not holding shares of alcoholic beverages company Anheuser-Busch InBev (Belgium) further supported relative returns as the company underperformed the benchmark over the reporting period.

Detractors from Performance

Weak stock selection within the technology sector detracted from relative returns. Not holding shares of electronics manufacturer Samsung Electronics (South Korea) and internet software service provider Tencent Holdings (China) dampened relative results as both stocks outpaced the benchmark during the reporting period. Shares of Samsung appreciated after the company reported positive earnings results and announced it would increase its dividend payout.

Stock selection in the leisure sector further detracted from relative results. Here, overweight positions in betting and gaming company Paddy Power Betfair (Ireland) and hotel and restaurant operator Whitbread (United Kingdom) dampened relative results.

Stocks in other sectors that were among the fund’s top relative detractors included overweight positions in food and drug store operator Sundrug (Japan), medical products and equipment manufacturer Terumo Corp (Japan), global fleet management solutions company Element Fleet Management (Canada), supply chain support services firm Brambles Ltd (Australia) and food processing company Danone S.A. (France). Shares of Sundrug declined on an earnings shortfall as the company’s same-store sales growth slowed due to disappointing sales of cosmetic and seasonal products. Holding shares of management consulting firm Accenture (b) further dampened relative results.

During the reporting period, the fund’s relative currency exposure, resulting primarily from differences between the fund’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, detracted from relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for our funds to have different currency exposure than the benchmark.

5

Management Review – continued

Respectfully,

David Antonelli	Matthew Barrett	Kevin Dwan
Portfolio Manager	Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

6

PERFORMANCE SUMMARY THROUGH 5/31/17

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

7

Performance Summary – continued

Total Returns through 5/31/17

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	10/24/95	18.69%	8.96%	3.33%	N/A
B	10/24/95	17.79%	8.15%	2.57%	N/A
C	7/01/96	17.81%	8.15%	2.57%	N/A
I	1/02/97	18.97%	9.24%	3.60%	N/A
R1	10/01/08	17.77%	8.15%	N/A	6.21%
R2	10/01/08	18.39%	8.69%	N/A	6.74%
R3	10/01/08	18.67%	8.96%	N/A	7.02%
R4	10/01/08	18.97%	9.24%	N/A	7.28%
R6 (formerly Class R5)	5/01/06	19.08%	9.35%	3.61%	N/A
Comparative benchmark
MSCI All Country World (ex-US) Growth Index (net div) (f)		16.83%	9.03%	1.99%	N/A
Average annual with sales charge
A With Initial Sales Charge (5.75%)		11.87%	7.68%	2.72%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		13.79%	7.86%	2.57%	N/A
C With CDSC (1% for 12 months) (v)		16.81%	8.15%	2.57%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

On May 30, 2012, Class W shares were redesignated Class R5 shares. Total returns for Class R5 shares prior to May 30, 2012 reflect the performance history of Class W shares which had different fees and expenses than Class R5 shares. Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition

MSCI All Country World (ex-US) Growth Index (net div) – a market capitalization-weighted index that is designed to measure equity market performance for growth securities in the global developed and emerging markets, excluding the U.S.

It is not possible to invest directly in an index.

8

Performance Summary – continued

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

9

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, December 1, 2016 through May 31, 2017

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period December 1, 2016 through May 31, 2017.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/16	Ending Account Value 5/31/17	Expenses Paid During Period (p) 12/01/16-5/31/17
A	Actual	1.17%	$1,000.00	$1,211.18	$6.45
	Hypothetical (h)	1.17%	$1,000.00	$1,019.10	$5.89
B	Actual	1.91%	$1,000.00	$1,206.54	$10.51
	Hypothetical (h)	1.91%	$1,000.00	$1,015.41	$9.60
C	Actual	1.91%	$1,000.00	$1,206.52	$10.51
	Hypothetical (h)	1.91%	$1,000.00	$1,015.41	$9.60
I	Actual	0.91%	$1,000.00	$1,212.38	$5.02
	Hypothetical (h)	0.91%	$1,000.00	$1,020.39	$4.58
R1	Actual	1.91%	$1,000.00	$1,206.51	$10.51
	Hypothetical (h)	1.91%	$1,000.00	$1,015.41	$9.60
R2	Actual	1.41%	$1,000.00	$1,209.31	$7.77
	Hypothetical (h)	1.41%	$1,000.00	$1,017.90	$7.09
R3	Actual	1.17%	$1,000.00	$1,211.11	$6.45
	Hypothetical (h)	1.17%	$1,000.00	$1,019.10	$5.89
R4	Actual	0.92%	$1,000.00	$1,212.58	$5.07
	Hypothetical (h)	0.92%	$1,000.00	$1,020.34	$4.63
R6	Actual	0.81%	$1,000.00	$1,213.22	$4.47
	Hypothetical (h)	0.81%	$1,000.00	$1,020.89	$4.08

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

11

PORTFOLIO OF INVESTMENTS

5/31/17

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 98.7%
Issuer	Shares/Par	Value ($)
Aerospace - 1.0%
Rolls-Royce Holdings PLC	4,194,356	$46,881,612

Alcoholic Beverages - 5.1%
AmBev S.A., ADR	4,293,550	$24,516,170
Carlsberg A.S., “B”	250,720	27,300,534
Diageo PLC	2,465,880	73,932,619
Pernod Ricard S.A.	846,706	114,993,631

		$240,742,954
Apparel Manufacturers - 4.9%
Burberry Group PLC	1,762,892	$41,225,896
Kering S.A.	238,868	78,997,005
LVMH Moet Hennessy Louis Vuitton SE	435,117	111,028,288

		$231,251,189
Broadcasting - 2.0%
Publicis Groupe S.A. (l)	521,433	$39,918,960
WPP PLC	2,553,005	57,367,499

		$97,286,459
Business Services - 8.2%
Accenture PLC, “A”	918,010	$114,264,705
Amadeus IT Holding S.A.	1,336,034	77,818,189
Brenntag AG	731,173	42,300,181
Compass Group PLC	3,100,805	66,720,408
Experian Group Ltd.	1,789,463	37,305,169
Intertek Group PLC	927,098	51,352,413

		$389,761,065
Computer Software - 4.4%
Dassault Systems S.A. (l)	540,616	$49,883,675
OBIC Co. Ltd.	597,600	34,695,873
SAP AG	1,145,690	122,832,249

		$207,411,797
Computer Software - Systems -1.6%
NICE Systems Ltd., ADR	1,001,908	$78,058,652

Construction - 0.8%
Toto Ltd.	1,055,600	$40,222,411

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Consumer Products - 5.1%
L’Oréal	495,475	$106,002,857
Reckitt Benckiser Group PLC	998,258	102,099,041
Shiseido Co. Ltd.	976,000	32,853,526

		$240,955,424
Containers - 0.6%
Brambles Ltd.	3,587,392	$27,642,402

Electrical Equipment - 5.2%
Keyence Corp.	75,500	$34,297,111
Legrand S.A.	295,485	20,257,864
Mettler-Toledo International, Inc. (a)	131,363	76,559,670
Prysmian S.p.A.	1,405,211	39,100,508
Schneider Electric S.A.	1,009,585	77,755,040

		$247,970,193
Electronics - 3.4%
MediaTek, Inc.	2,408,000	$18,412,846
Mellanox Technologies Ltd. (a)	322,543	15,320,793
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	3,685,209	130,308,990

		$164,042,629
Energy - Independent - 1.0%
Caltex Australia Ltd.	784,974	$19,283,076
Oil Search Ltd.	5,082,675	26,852,215

		$46,135,291
Energy - Integrated - 0.7%
Suncor Energy, Inc.	1,105,843	$34,611,572

Food & Beverages - 5.9%
Danone S.A.	1,194,397	$88,661,196
Nestle S.A.	2,254,155	192,355,491

		$281,016,687
Food & Drug Stores - 1.2%
Dairy Farm International Holdings Ltd.	752,500	$6,012,475
Sundrug Co. Ltd.	1,369,900	53,311,684

		$59,324,159
Gaming & Lodging - 0.9%
Paddy Power Betfair PLC	401,417	$41,738,522

Insurance - 2.7%
AIA Group Ltd.	17,945,800	$127,237,612

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Internet - 3.8%
Alibaba Group Holding Ltd., ADR (a)	834,423	$102,183,440
Baidu, Inc., ADR (a)	304,616	56,689,038
NAVER Corp.	29,994	22,637,487

		$181,509,965
Leisure & Toys - 0.1%
BANDAI NAMCO Holdings, Inc.	158,700	$5,667,345

Machinery & Tools -1.3%
GEA Group AG	890,422	$36,584,327
Ritchie Bros. Auctioneers, Inc.	865,675	26,889,531

		$63,473,858
Major Banks - 2.6%
HSBC Holdings PLC	6,117,259	$53,249,346
UBS AG	4,374,697	69,557,931

		$122,807,277
Medical & Health Technology & Services - 1.4%
Fresenius Medical Care AG & Co. KGaA	707,162	$67,650,252

Medical Equipment - 4.5%
Essilor International S.A.	377,729	$50,218,466
QIAGEN N.V.	1,181,441	39,775,315
Smith & Nephew PLC	1,639,912	28,609,283
Sonova Holding AG	187,755	31,093,802
Terumo Corp.	1,640,000	66,636,569

		$216,333,435
Network & Telecom - 0.8%
LM Ericsson Telephone Co., “B”	5,075,918	$37,026,624

Other Banks & Diversified Financials - 6.7%
Aeon Credit Service Co. Ltd.	1,533,200	$31,494,627
Credicorp Ltd.	237,068	39,713,631
DBS Group Holdings Ltd.	3,228,500	47,763,087
Element Fleet Management Corp.	2,451,257	15,533,005
Grupo Financiero Banorte S.A. de C.V.	5,287,023	30,461,487
Grupo Financiero Inbursa S.A. de C.V.	6,592,415	10,924,897
HDFC Bank Ltd.	4,201,708	106,973,584
Julius Baer Group Ltd.	669,978	34,690,410

		$317,554,728

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Pharmaceuticals - 9.0%
Bayer AG	776,235	$102,981,205
Novartis AG	1,357,343	111,132,414
Novo Nordisk A.S., “B”	837,849	35,607,111
Roche Holding AG	646,073	177,302,363

		$427,023,093
Railroad & Shipping - 2.6%
Adani Ports and Special Economic Zone Ltd. (a)	1,754,081	$9,216,266
Canadian National Railway Co.	1,466,952	113,586,093

		$122,802,359
Restaurants - 1.5%
Whitbread PLC	921,889	$50,968,859
Yum China Holdings, Inc. (a)	525,511	20,184,878

		$71,153,737
Specialty Chemicals - 6.5%
Akzo Nobel N.V.	758,819	$63,513,729
Croda International PLC	722,399	36,886,630
L’Air Liquide S.A.	534,611	65,160,210
Linde AG	346,883	66,224,553
Sika AG	4,326	27,870,776
Symrise AG	668,310	48,025,197

		$307,681,095
Telecommunications - Wireless - 1.0%
SoftBank Corp.	563,100	$45,775,073

Tobacco - 1.9%
ITC Ltd.	7,027,046	$33,958,973
Japan Tobacco, Inc.	1,526,300	57,344,779

		$91,303,752
Trucking - 0.3%
Yamato Holdings Co. Ltd.	712,700	$15,483,126
Total Common Stocks (Identified Cost, $3,457,723,338)		$4,695,536,349

Preferred Stocks - 0.0%
Aerospace - 0.0%
Rolls-Royce Holdings PLC (a) (Identified Cost, $378,316)	294,386,803	$379,303

15

Portfolio of Investments – continued

Money Market Funds - 0.9%
Issuer	Shares/Par	Value ($)
MFS Institutional Money Market Portfolio, 0.87% (v) (Identified Cost, $43,615,775)	43,619,720	$43,619,720

Collateral for Securities Loaned - 0.7%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.77% (j) (Identified Cost, $30,619,802)	30,619,802	$30,619,802
Total Investments (Identified Cost, $3,532,337,231)		$4,770,155,174

Other Assets, Less Liabilities - (0.3)%		(13,968,198)
Net Assets - 100.0%		$4,756,186,976

(a)	Non-income producing security.

(j)	The rate quoted is the annualized seven-day yield of the fund at period end.

(l)	A portion of this security is on loan.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

PLC	Public Limited Company

See Notes to Financial Statements

16

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 5/31/17

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments
Non-affiliated issuers, at value (identified cost, $3,488,721,456)	$4,726,535,454
Underlying affiliated funds, at value (identified cost, $43,615,775)	43,619,720
Total investments, at value, including $29,232,407 of securities on loan (identified cost, $3,532,337,231)	4,770,155,174
Foreign currency, at value (identified cost, $3,388,705)	3,386,530
Receivables for
Investments sold	9,258,779
Fund shares sold	9,652,348
Interest and dividends	17,584,495
Other assets	10,051
Total assets	$4,810,047,377
Liabilities
Payables for
Investments purchased	$13,750,635
Fund shares reacquired	5,584,078
Collateral for securities loaned, at value	30,619,802
Payable to affiliates
Investment adviser	199,878
Shareholder servicing costs	578,876
Distribution and service fees	7,743
Payable for independent Trustees’ compensation	1,622
Deferred country tax expense payable	2,522,994
Accrued expenses and other liabilities	594,773
Total liabilities	$53,860,401
Net Assets	$4,756,186,976
Net assets consist of
Paid-in capital	$3,522,289,963
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies (net of $2,522,994 deferred country tax)	1,235,483,828
Accumulated net realized gain (loss) on investments and foreign currency	(44,728,125)
Undistributed net investment income	43,141,310
Net assets	$4,756,186,976
Shares of beneficial interest outstanding	148,223,561

17

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$319,265,901	10,269,303	$31.09
Class B	7,799,165	267,556	29.15
Class C	38,984,521	1,371,437	28.43
Class I	1,497,306,237	43,370,527	34.52
Class R1	2,496,306	89,372	27.93
Class R2	22,244,946	779,418	28.54
Class R3	26,234,129	849,243	30.89
Class R4	124,579,995	3,996,940	31.17
Class R6 (formerly Class R5)	2,717,275,776	87,229,765	31.15

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $32.99 [100 / 94.25 x $31.09]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.

See Notes to Financial Statements

18

Financial Statements

STATEMENT OF OPERATIONS

Year ended 5/31/17

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$89,684,902
Interest	511,180
Dividends from underlying affiliated funds	227,703
Other	13,212
Foreign taxes withheld	(8,105,824)
Total investment income	$82,331,173
Expenses
Management fee	31,944,257
Distribution and service fees	1,809,719
Shareholder servicing costs	2,276,794
Administrative services fee	631,243
Independent Trustees’ compensation	50,949
Custodian fee	657,574
Reimbursement of custodian expenses	(162,776)
Shareholder communications	240,605
Audit and tax fees	76,400
Legal fees	42,660
Miscellaneous	305,010
Total Expenses	$37,872,435
Reduction of expenses by investment adviser and distributor	(303,383)
Net expenses	$37,569,052
Net investment income	$44,762,121
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments:
Non-affiliated issuers	$19,538,052
Underlying affliliated funds	(4,014)
Foreign currency	(395,195)
Net realized gain (loss) on investments and foreign currency	$19,138,843
Change in unrealized appreciation (depreciation)
Investments (net of $2,522,994 increase in deferred country tax)	702,482,030
Translation of assets and liabilities in foreign currencies	307,594
Net unrealized gain (loss) on investments and foreign currency translation	$702,789,624
Net realized and unrealized gain (loss) on investments and foreign currency	$721,928,467
Change in net assets from operations	$766,690,588

See Notes to Financial Statements

19

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 5/31
	2017	2016
Change in net assets
From operations
Net investment income	$44,762,121	$51,053,698
Net realized gain (loss) on investments and foreign currency	19,138,843	15,376,152
Net unrealized gain (loss) on investments and foreign currency translation	702,789,624	(285,037,315)
Change in net assets from operations	$766,690,588	$(218,607,465)
Distributions declared to shareholders
From net investment income	$(50,500,022)	$(41,748,275)
From net realized gain on investments	—	(2,338,046)
Total distributions declared to shareholders	$(50,500,022)	$(44,086,321)
Change in net assets from fund share transactions	$(22,777,534)	$116,736,429
Total change in net assets	$693,413,032	$(145,957,357)
Net assets
At beginning of period	4,062,773,944	4,208,731,301
At end of period (including undistributed net investment income of $43,141,310 and $49,274,406, respectively)	$4,756,186,976	$4,062,773,944

See Notes to Financial Statements

20

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 5/31
	2017		2016	2015	2014	2013
Net asset value, beginning of period	$26.46		$28.28	$28.86	$26.25	$21.66
Income (loss) from investment operations
Net investment income (d)	$0.14	(c)	$0.27	$0.34	$0.27	$0.22
Net realized and unrealized gain (loss) on investments and foreign currency	4.75		(1.81)	(0.33)	2.65	4.69
Total from investment operations	$4.89		$(1.54)	$0.01	$2.92	$4.91
Less distributions declared to shareholders
From net investment income	$(0.26)		$(0.26)	$(0.34)	$(0.14)	$(0.23)
From net realized gain on investments	—		(0.02)	(0.25)	(0.17)	(0.09)
Total distributions declared to shareholders	$(0.26)		$(0.28)	$(0.59)	$(0.31)	$(0.32)
Net asset value, end of period (x)	$31.09		$26.46	$28.28	$28.86	$26.25
Total return (%) (r)(s)(t)(x)	18.69	(c)	(5.44)	0.26	11.20	22.76
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.18	(c)	1.21	1.20	1.22	1.32
Expenses after expense reductions (f)	1.17	(c)	1.20	1.19	1.22	1.32
Net investment income	0.51	(c)	1.04	1.23	0.98	0.88
Portfolio turnover	21		20	38	21	32
Net assets at end of period (000 omitted)	$319,266		$585,089	$576,218	$498,393	$306,765

See Notes to Financial Statements

21

Financial Highlights – continued

Class B	Years ended 5/31
	2017		2016	2015	2014	2013
Net asset value, beginning of period	$24.82		$26.64	$27.18	$24.84	$20.50
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.01	)(c)	$0.05	$0.11	$0.01	$0.00 (w)
Net realized and unrealized gain (loss) on investments and foreign currency	4.41		(1.68)	(0.28)	2.55	4.48
Total from investment operations	$4.40		$(1.63)	$(0.17)	$2.56	$4.48
Less distributions declared to shareholders
From net investment income	$(0.07)		$(0.17)	$(0.12)	$(0.05)	$(0.05)
From net realized gain on investments	—		(0.02)	(0.25)	(0.17)	(0.09)
Total distributions declared to shareholders	$(0.07)		$(0.19)	$(0.37)	$(0.22)	$(0.14)
Net asset value, end of period (x)	$29.15		$24.82	$26.64	$27.18	$24.84
Total return (%) (r)(s)(t)(x)	17.79	(c)	(6.12)	(0.51)	10.34	21.91
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.93	(c)	1.96	1.94	1.98	2.07
Expenses after expense reductions (f)	1.92	(c)	1.95	1.94	1.97	2.07
Net investment income (loss)	(0.02	)(c)	0.21	0.41	0.03	0.02
Portfolio turnover	21		20	38	21	32
Net assets at end of period (000 omitted)	$7,799		$8,792	$10,539	$12,480	$13,157

Class C	Years ended 5/31
	2017		2016	2015	2014	2013
Net asset value, beginning of period	$24.22		$26.03	$26.59	$24.32	$20.09
Income (loss) from investment operations
Net investment income (d)	$0.00	(c)(w)	$0.06	$0.11	$0.02	$0.02
Net realized and unrealized gain (loss) on investments and foreign currency	4.30		(1.67)	(0.27)	2.49	4.36
Total from investment operations	$4.30		$(1.61)	$(0.16)	$2.51	$4.38
Less distributions declared to shareholders
From net investment income	$(0.09)		$(0.18)	$(0.15)	$(0.07)	$(0.06)
From net realized gain on investments	—		(0.02)	(0.25)	(0.17)	(0.09)
Total distributions declared to shareholders	$(0.09)		$(0.20)	$(0.40)	$(0.24)	$(0.15)
Net asset value, end of period (x)	$28.43		$24.22	$26.03	$26.59	$24.32
Total return (%) (r)(s)(t)(x)	17.81	(c)	(6.17)	(0.46)	10.35	21.86
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.93	(c)	1.96	1.94	1.98	2.07
Expenses after expense reductions (f)	1.92	(c)	1.95	1.94	1.97	2.07
Net investment income	0.01	(c)	0.25	0.43	0.10	0.07
Portfolio turnover	21		20	38	21	32
Net assets at end of period (000 omitted)	$38,985		$40,163	$42,137	$42,407	$36,202

See Notes to Financial Statements

22

Financial Highlights – continued

Class I	Years ended 5/31
	2017		2016	2015	2014	2013
Net asset value, beginning of period	$29.36		$31.29	$31.84	$28.89	$23.79
Income (loss) from investment operations
Net investment income (d)	$0.34	(c)	$0.37	$0.43	$0.34	$0.31
Net realized and unrealized gain (loss) on investments and foreign currency	5.16		(2.00)	(0.33)	2.95	5.17
Total from investment operations	$5.50		$(1.63)	$0.10	$3.29	$5.48
Less distributions declared to shareholders
From net investment income	$(0.34)		$(0.28)	$(0.40)	$(0.17)	$(0.29)
From net realized gain on investments	—		(0.02)	(0.25)	(0.17)	(0.09)
Total distributions declared to shareholders	$(0.34)		$(0.30)	$(0.65)	$(0.34)	$(0.38)
Net asset value, end of period (x)	$34.52		$29.36	$31.29	$31.84	$28.89
Total return (%) (r)(s)(t)(x)	18.97	(c)	(5.19)	0.51	11.44	23.12
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.93	(c)	0.96	0.94	0.98	1.07
Expenses after expense reductions (f)	0.92	(c)	0.95	0.94	0.97	1.07
Net investment income	1.12	(c)	1.27	1.40	1.14	1.15
Portfolio turnover	21		20	38	21	32
Net assets at end of period (000 omitted)	$1,497,306		$1,174,202	$1,233,915	$1,573,587	$1,071,717

Class R1	Years ended 5/31
	2017		2016	2015	2014	2013
Net asset value, beginning of period	$23.87		$25.65	$26.25	$24.03	$19.90
Income (loss) from investment operations
Net investment income (d)	$0.02	(c)	$0.10	$0.10	$0.04	$0.02
Net realized and unrealized gain (loss) on investments and foreign currency	4.19		(1.67)	(0.27)	2.44	4.32
Total from investment operations	$4.21		$(1.57)	$(0.17)	$2.48	$4.34
Less distributions declared to shareholders
From net investment income	$(0.15)		$(0.19)	$(0.18)	$(0.09)	$(0.12)
From net realized gain on investments	—		(0.02)	(0.25)	(0.17)	(0.09)
Total distributions declared to shareholders	$(0.15)		$(0.21)	$(0.43)	$(0.26)	$(0.21)
Net asset value, end of period (x)	$27.93		$23.87	$25.65	$26.25	$24.03
Total return (%) (r)(s)(t)(x)	17.77	(c)	(6.12)	(0.49)	10.36	21.88
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.93	(c)	1.96	1.95	1.97	2.07
Expenses after expense reductions (f)	1.92	(c)	1.95	1.94	1.97	2.07
Net investment income	0.08	(c)	0.41	0.40	0.17	0.11
Portfolio turnover	21		20	38	21	32
Net assets at end of period (000 omitted)	$2,496		$1,587	$1,321	$1,318	$841

See Notes to Financial Statements

23

Financial Highlights – continued

Class R2	Years ended 5/31
	2017		2016	2015	2014	2013
Net asset value, beginning of period	$24.32		$26.05	$26.62	$24.28	$20.08
Income (loss) from investment operations
Net investment income (d)	$0.14	(c)	$0.17	$0.24	$0.16	$0.15
Net realized and unrealized gain (loss) on investments and foreign currency	4.29		(1.66)	(0.29)	2.47	4.34
Total from investment operations	$4.43		$(1.49)	$(0.05)	$2.63	$4.49
Less distributions declared to shareholders
From net investment income	$(0.21)		$(0.22)	$(0.27)	$(0.12)	$(0.20)
From net realized gain on investments	—		(0.02)	(0.25)	(0.17)	(0.09)
Total distributions declared to shareholders	$(0.21)		$(0.24)	$(0.52)	$(0.29)	$(0.29)
Net asset value, end of period (x)	$28.54		$24.32	$26.05	$26.62	$24.28
Total return (%) (r)(s)(t)(x)	18.39	(c)	(5.69)	0.03	10.89	22.47
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.43	(c)	1.46	1.44	1.48	1.57
Expenses after expense reductions (f)	1.42	(c)	1.45	1.44	1.47	1.57
Net investment income	0.56	(c)	0.70	0.93	0.62	0.66
Portfolio turnover	21		20	38	21	32
Net assets at end of period (000 omitted)	$22,245		$21,051	$26,387	$27,316	$22,880

Class R3	Years ended 5/31
	2017		2016	2015	2014	2013
Net asset value, beginning of period	$26.29		$28.07	$28.63	$26.05	$21.51
Income (loss) from investment operations
Net investment income (d)	$0.20	(c)	$0.18	$0.32	$0.24	$0.26
Net realized and unrealized gain (loss) on investments and foreign currency	4.66		(1.71)	(0.30)	2.66	4.62
Total from investment operations	$4.86		$(1.53)	$0.02	$2.90	$4.88
Less distributions declared to shareholders
From net investment income	$(0.26)		$(0.23)	$(0.33)	$(0.15)	$(0.25)
From net realized gain on investments	—		(0.02)	(0.25)	(0.17)	(0.09)
Total distributions declared to shareholders	$(0.26)		$(0.25)	$(0.58)	$(0.32)	$(0.34)
Net asset value, end of period (x)	$30.89		$26.29	$28.07	$28.63	$26.05
Total return (%) (r)(s)(t)(x)	18.67	(c)	(5.43)	0.27	11.19	22.77
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.18	(c)	1.21	1.19	1.23	1.32
Expenses after expense reductions (f)	1.17	(c)	1.20	1.19	1.22	1.32
Net investment income	0.72	(c)	0.69	1.17	0.87	1.05
Portfolio turnover	21		20	38	21	32
Net assets at end of period (000 omitted)	$26,234		$27,198	$68,514	$74,279	$51,599

See Notes to Financial Statements

24

Financial Highlights – continued

Class R4	Years ended 5/31
	2017		2016	2015	2014	2013
Net asset value, beginning of period	$26.52		$28.30	$28.87	$26.22	$21.62
Income (loss) from investment operations
Net investment income (d)	$0.26	(c)	$0.32	$0.42	$0.30	$0.26
Net realized and unrealized gain (loss) on investments and foreign currency	4.71		(1.80)	(0.34)	2.68	4.72
Total from investment operations	$4.97		$(1.48)	$0.08	$2.98	$4.98
Less distributions declared to shareholders
From net investment income	$(0.32)		$(0.28)	$(0.40)	$(0.16)	$(0.29)
From net realized gain on investments	—		(0.02)	(0.25)	(0.17)	(0.09)
Total distributions declared to shareholders	$(0.32)		$(0.30)	$(0.65)	$(0.33)	$(0.38)
Net asset value, end of period (x)	$31.17		$26.52	$28.30	$28.87	$26.22
Total return (%) (r)(s)(t)(x)	18.97	(c)	(5.20)	0.52	11.44	23.12
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.93	(c)	0.96	0.94	0.98	1.07
Expenses after expense reductions (f)	0.92	(c)	0.95	0.94	0.97	1.07
Net investment income	0.97	(c)	1.22	1.51	1.10	1.06
Portfolio turnover	21		20	38	21	32
Net assets at end of period (000 omitted)	$124,580		$231,275	$281,024	$240,876	$214,830

Class R6 (formerly Class R5)	Years ended 5/31
	2017		2016	2015	2014	2013
Net asset value, beginning of period	$26.54		$28.29	$28.87	$26.20	$21.59
Income (loss) from investment operations
Net investment income (d)	$0.34	(c)	$0.37	$0.43	$0.33	$0.31
Net realized and unrealized gain (loss) on investments and foreign currency	4.65		(1.81)	(0.33)	2.69	4.69
Total from investment operations	$4.99		$(1.44)	$0.10	$3.02	$5.00
Less distributions declared to shareholders
From net investment income	$(0.38)		$(0.29)	$(0.43)	$(0.18)	$(0.30)
From net realized gain on investments	—		(0.02)	(0.25)	(0.17)	(0.09)
Total distributions declared to shareholders	$(0.38)		$(0.31)	$(0.68)	$(0.35)	$(0.39)
Net asset value, end of period (x)	$31.15		$26.54	$28.29	$28.87	$26.20
Total return (%) (r)(s)(t)(x)	19.08	(c)	(5.05)	0.60	11.58	23.25
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.82	(c)	0.83	0.83	0.88	0.98
Expenses after expense reductions (f)	0.81	(c)	0.82	0.83	0.88	0.98
Net investment income	1.22	(c)	1.41	1.56	1.22	1.23
Portfolio turnover	21		20	38	21	32
Net assets at end of period (000 omitted)	$2,717,276		$1,973,418	$1,968,676	$1,821,432	$1,378,032

See Notes to Financial Statements

25

Financial Highlights – continued

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher. See Note 2 in the Notes to Financial Statements for additional information.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

26

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS International Growth Fund (the fund) is a diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduces two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impacts of the Rule, management believes that many of the Regulation S-X amendments are consistent with the fund’s current financial statement presentation and expects that the fund will be able to comply with the Rule’s Regulation S-X amendments by the August 1, 2017 compliance date.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet

27

Notes to Financial Statements – continued

offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from

28

Notes to Financial Statements – continued

quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of May 31, 2017 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
France	$802,877,194	$—	$—	$802,877,194
United Kingdom	646,598,774	379,303	—	646,978,077
Switzerland	644,003,187	—	—	644,003,187
Germany	526,373,278	—	—	526,373,278
Japan	417,782,125	—	—	417,782,125
United States	206,145,167	—	—	206,145,167
Canada	190,620,201	—	—	190,620,201
China	179,057,356	—	—	179,057,356
India	150,148,823	—	—	150,148,823
Other Countries	931,930,244	—	—	931,930,244
Mutual Funds	74,239,522	—	—	74,239,522
Total Investments	$4,769,775,871	$379,303	$—	$4,770,155,174

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 1 investments presented above, equity investments amounting to $762,792,961 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued using other observable market-based inputs.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement

29

Notes to Financial Statements – continued

purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund’s Portfolio of Investments, with a fair value of $29,232,407. The fair value of the fund’s investment securities on loan and a related liability of $30,619,802 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. The collateral received on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

30

Notes to Financial Statements – continued

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Reimbursement of Expenses by Custodian – In December 2015, the fund’s custodian (or former custodian), State Street Bank and Trust Company, announced that it intended to reimburse its asset servicing clients for expense amounts that it billed in error during the period 1998 through 2015. The amount of this one-time reimbursement attributable to the fund is reflected as “Reimbursement of custodian expenses” in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

31

Notes to Financial Statements – continued

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 5/31/17	Year ended 5/31/16
Ordinary income (including any short-term capital gains)	$50,500,022	$41,749,161
Long-term capital gains	—	2,337,160
Total distributions	$50,500,022	$44,086,321

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 5/31/17
Cost of investments	$3,587,898,440
Gross appreciation	1,270,935,294
Gross depreciation	(88,678,560)
Net unrealized appreciation (depreciation)	$1,182,256,734
Undistributed ordinary income	54,382,452
Undistributed long-term capital gain	193,410
Other temporary differences	(2,935,583)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 5/31/17	Year ended 5/31/16	Year ended 5/31/17	Year ended 5/31/16
Class A	$4,826,368	$5,598,782	$—	$343,691
Class B	22,188	63,632	—	5,990
Class C	132,501	307,585	—	26,497
Class I	13,523,065	11,216,622	—	632,630
Class R1	13,225	10,613	—	892
Class R2	162,353	206,150	—	14,556
Class R3	241,490	377,486	—	25,709
Class R4	1,363,750	2,768,248	—	154,802
Class R6 (formerly Class R5)	30,215,082	21,199,157	—	1,133,279
Total	$50,500,022	$41,748,275	$—	$2,338,046

Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.

32

Notes to Financial Statements – continued

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. For the period June 1, 2016 through September 27, 2016, the management fee was computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.90%
Next $1 billion of average daily net assets	0.80%
Average daily net assets in excess of $2 billion	0.70%

The investment adviser had agreed in writing to reduce its management fee to 0.65% of average daily net assets in excess of $5 billion. This written agreement was terminated on September 27, 2016. For the period June 1, 2016 to September 27, 2016, the fund’s average daily net assets did not exceed $5 billion and therefore, the management fee was not reduced in accordance with this agreement.

Effective September 28, 2016, the management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.90%
Next $1 billion of average daily net assets	0.80%
Next $3 billion of average daily net assets	0.70%
Average daily net assets in excess of $5 billion	0.65%

MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended May 31, 2017, this management fee reduction amounted to $300,620, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended May 31, 2017 was equivalent to an annual effective rate of 0.76% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $94,438 for the year ended May 31, 2017, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

33

Notes to Financial Statements – continued

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$1,159,218
Class B	0.75%	0.25%	1.00%	1.00%	80,572
Class C	0.75%	0.25%	1.00%	1.00%	384,054
Class R1	0.75%	0.25%	1.00%	1.00%	20,880
Class R2	0.25%	0.25%	0.50%	0.50%	99,496
Class R3	—	0.25%	0.25%	0.25%	65,499
Total Distribution and Service Fees					$1,809,719

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended May 31, 2017 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended May 31, 2017, this rebate amounted to $2,616, $25, and $122 for Class A, Class B, and Class C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended May 31, 2017, were as follows:

Class A	$3,043
Class B	19,017
Class C	4,573

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended May 31, 2017, the fee was $112,862, which equated to 0.0027% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended May 31, 2017, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $2,163,932.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended May 31, 2017 was equivalent to an annual effective rate of 0.0153% of the fund’s average daily net assets.

34

Notes to Financial Statements – continued

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense of $250 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended May 31, 2017. The liability for deferred retirement benefits payable to certain independent Trustees under the DB plan amounted to $1,483 at May 31, 2017, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended May 31, 2017, the fee paid by the fund under this agreement was $7,789 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

On September 9, 2015, MFS redeemed 5,941 shares of Class R1 for an aggregate amount of $136,881. On March 16, 2016, MFS purchased 6,352 shares of Class I for an aggregate amount of $181,100.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. Under this policy, cross-trades are effected at current market prices with no remuneration paid in connection with the transaction. During the year ended May 31, 2017, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $19,568,882 and $12,931,983, respectively. The sales transactions resulted in net realized gains (losses) of $(545,971).

(4) Portfolio Securities

For the year ended May 31, 2017, purchases and sales of investments, other than short-term obligations, aggregated $853,449,722 and $903,442,206, respectively.

35

Notes to Financial Statements – continued

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 5/31/17		Year ended 5/31/16
	Shares	Amount	Shares	Amount
Shares sold
Class A	2,772,707	$75,411,517	8,005,885	$207,991,972
Class B	25,106	640,352	37,800	930,167
Class C	227,435	5,735,380	347,922	8,427,555
Class I	13,599,454	411,928,947	8,523,872	246,616,260
Class R1	44,711	1,098,275	39,046	919,158
Class R2	201,736	5,072,126	215,880	5,194,864
Class R3	335,114	9,075,290	412,604	10,680,119
Class R4	640,764	17,585,569	1,644,922	43,250,136
Class R6 (formerly Class R5)	20,165,207	551,422,481	6,137,815	160,834,499
	38,012,234	$1,077,969,937	25,365,746	$684,844,730

Shares issued to shareholders in reinvestment of distributions
Class A	175,953	$4,573,006	220,308	$5,628,878
Class B	881	21,540	2,803	67,419
Class C	4,780	113,993	11,537	270,783
Class I	435,106	12,544,104	373,455	10,576,247
Class R1	564	13,225	496	11,505
Class R2	6,110	145,958	8,579	201,712
Class R3	9,349	241,490	15,886	403,195
Class R4	49,297	1,283,193	63,706	1,628,967
Class R6 (formerly Class R5)	1,159,092	30,136,394	868,714	22,221,710
	1,841,132	$49,072,903	1,565,484	$41,010,416

Shares reacquired
Class A	(14,789,363)	$(401,979,400)	(6,490,080)	$(168,738,181)
Class B	(112,680)	(2,889,324)	(81,889)	(1,998,049)
Class C	(518,943)	(13,090,743)	(320,363)	(7,625,413)
Class I	(10,655,642)	(323,441,330)	(8,334,397)	(240,594,991)
Class R1	(22,398)	(547,116)	(24,527)	(571,557)
Class R2	(293,877)	(7,331,461)	(372,009)	(8,896,731)
Class R3	(529,786)	(14,239,956)	(1,834,893)	(47,519,169)
Class R4	(5,415,117)	(149,555,944)	(2,917,983)	(75,292,458)
Class R6 (formerly Class R5)	(8,463,063)	(236,745,100)	(2,215,070)	(57,882,168)
	(40,800,869)	$(1,149,820,374)	(22,591,211)	$(609,118,717)

36

Notes to Financial Statements – continued

	Year ended 5/31/17		Year ended 5/31/16
	Shares	Amount	Shares	Amount
Net change
Class A	(11,840,703)	$(321,994,877)	1,736,113	$44,882,669
Class B	(86,693)	(2,227,432)	(41,286)	(1,000,463)
Class C	(286,728)	(7,241,370)	39,096	1,072,925
Class I	3,378,918	101,031,721	562,930	16,597,516
Class R1	22,877	564,384	15,015	359,106
Class R2	(86,031)	(2,113,377)	(147,550)	(3,500,155)
Class R3	(185,323)	(4,923,176)	(1,406,403)	(36,435,855)
Class R4	(4,725,056)	(130,687,182)	(1,209,355)	(30,413,355)
Class R6 (formerly Class R5)	12,861,236	344,813,775	4,791,459	125,174,041
	(947,503)	$(22,777,534)	4,340,019	$116,736,429

Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS International Diversification Fund, the MFS Growth Allocation Fund, the MFS Moderate Allocation Fund, the MFS Aggressive Growth Allocation Fund, and the MFS Conservative Allocation Fund were the owners of record of approximately 40%, 5%, 4%, 3%, and 1%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime Income Fund, the MFS Lifetime 2020 Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2040 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2055 Fund, and the MFS Lifetime 2060 Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended May 31, 2017, the fund’s commitment fee and interest expense were $29,524 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

37

Notes to Financial Statements – continued

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	31,170,559	605,782,980	(593,333,819)	43,619,720

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$(4,014)	$—	$227,703	$43,619,720

38

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust X and Shareholders of MFS International Growth Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS International Growth Fund (the Fund) (one of the series constituting the MFS Series Trust X) as of May 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS International Growth Fund (one of the series constituting the MFS Series Trust X) at May 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

July 14, 2017

39

RESULTS OF SHAREHOLDER MEETING

(unaudited)

At a special meeting of shareholders of MFS Series Trust X, which was held on March 23, 2017, the following action was taken:

Item 1: To elect the following individuals as Trustees:

	Number of Dollars
Nominee	For	Withheld Authority
Steven E. Buller	47,079,841,296.441	543,077,753.583
John A. Caroselli	47,079,263,500.928	543,655,575.185
Maureen R. Goldfarb	47,079,730,700.440	543,181,611.914
David H. Gunning	46,973,805,216.237	649,457,370.227
Michael Hegarty	46,963,820,909.200	659,098,181.884
John P. Kavanaugh	47,086,401,597.642	536,517,432.631
Robert J. Manning	46,927,144,555.187	695,767,735.086
Clarence Otis, Jr.	47,049,690,674.050	573,228,402.063
Maryanne L. Roepke	47,108,547,219.521	514,365,128.003
Robin A. Stelmach	47,016,854,425.599	606,057,854.004
Laurie J. Thomsen	47,030,508,189.274	592,404,165.359

40

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of July 1, 2017, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 53)	Trustee	February 2004	136	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A
Robin A. Stelmach (k) (age 55)	Trustee	January 2014	136	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 75)	Trustee and Chair of Trustees	January 2004	136	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman (until 2013)

41

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships (j)
Steven E. Buller (age 65)	Trustee	February 2014	136	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A
John A. Caroselli (age 63)	Trustee	March 2017	136	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A
Maureen R. Goldfarb (age 62)	Trustee	January 2009	136	Private investor	N/A
Michael Hegarty (age 72)	Trustee	December 2004	136	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)
John P. Kavanaugh (age 62)	Trustee and Vice Chair of Trustees	January 2009	136	Private investor	N/A
Clarence Otis, Jr. (age 61)	Trustee	March 2017	136	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; Federal Reserve Bank of Atlanta, Director (until 2015)

42

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships (j)
Maryanne L. Roepke (age 61)	Trustee	May 2014	136	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 59)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kino Clark (k) (age 49)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 50)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)
Thomas H. Connors (k) (age 57)	Assistant Secretary and Assistant Clerk	September 2012	136	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)

43

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Ethan D. Corey (k) (age 53)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
David L. DiLorenzo (k) (age 48)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 49)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)
Brian E. Langenfeld (k) (age 44)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Senior Counsel
Susan A. Pereira (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Senior Counsel
Kasey L. Phillips (k) (age 46)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)

44

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Matthew A. Stowe (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Frank L. Tarantino (age 73)	Independent Senior Officer	June 2004	136	Tarantino LLC (provider of compliance services), Principal
Richard S. Weitzel (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2007	136	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Martin J. Wolin (k) (age 49)	Chief Compliance Officer	July 2015	136	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)
James O. Yost (k) (age 57)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

45

Trustees and Officers – continued

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kavanaugh and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Managers
David Antonelli
Matthew Barrett
Kevin Dwan

46

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available on mfs.com by following these steps once you have selected “Individual Investor” as your role: (1) Click on the “Individual Investor Home” in the top navigation and then select the “Announcements” option within the “Market Outlooks” drop down, or (2) Click on “Products & Services” and “Mutual Funds” and then choose the fund’s name in the “Select a fund” menu.

47

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2017 income tax forms in January 2018. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $318,436 as capital gain dividends paid during the fiscal year.

Income derived from foreign sources was $76,023,560. The fund intends to pass through foreign tax credits of $6,413,455 for the fiscal year.

48

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

49

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

50

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

May 31, 2017

MFS® INTERNATIONAL VALUE FUND

FGI-ANN

MFS® INTERNATIONAL VALUE FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

Despite policy uncertainty accompanying a new presidential administration in the United States and unease over looming Brexit negotiations, most markets have proved resilient. U.S. share prices have reached new highs, and U.S. bond yields rose on hopes surrounding President Trump’s proposed fiscal policies and indications that the U.S. Federal Reserve will continue to gradually hike interest rates. However, interest rates in most developed markets remain very low, with central banks maintaining accommodative monetary policies in hopes of reinvigorating slow-growing economies and lifting inflation.

Globally, economic growth has shown signs of recovery, led by China, the U.S. and the eurozone. Despite better growth, there are few immediate signs of worrisome inflation, as wage growth remains muted. Emerging market economies are recovering at a somewhat slower pace amid fears that restrictive U.S. trade policies could further hamper the restrained pace of global trade growth. Looking ahead, markets will have to contend with elections in the United Kingdom and Germany in the months ahead, as well as geopolitical hot spots on the Korean peninsula and in the Middle East.

At MFS®, we believe time is an asset. A patient, long-term approach to investing can have a powerful impact on decision making and outcomes. Time arbitrage, as we call it, simply comes down to having the conviction and discipline to allow enough time for good investment ideas to play out. In our view, such an approach, along with the professional guidance of a financial advisor, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

July 14, 2017

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Nestle S.A.	4.5%
Reckitt Benckiser Group PLC	3.5%
Danone S.A.	2.9%
Compass Group PLC	2.7%
Henkel AG & Co. KGaA	2.5%
Colgate-Palmolive Co.	2.3%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	2.3%
Kao Corp.	2.2%
Pernod Ricard S.A.	2.1%
Brambles Ltd.	2.1%

Equity sectors
Consumer Staples	29.8%
Financial Services	14.0%
Technology	13.6%
Special Products & Services	11.8%
Industrial Goods & Services	9.3%
Basic Materials	5.8%
Health Care	4.4%
Utilities & Communications	1.7%
Transportation	1.5%
Retailing	1.0%
Energy	0.9%
Leisure	0.8%
Autos & Housing	0.7%

Issuer country weightings (x)
Japan	21.8%
United Kingdom	15.9%
United States	14.0%
Germany	11.9%
Switzerland	11.6%
France	8.6%
Netherlands	3.5%
Australia	2.6%
Taiwan	2.3%
Other Countries	7.8%

Currency exposure weightings (y)
Euro	28.3%
Japanese Yen	18.3%
United States Dollar	17.1%
British Pound Sterling	15.9%
Swiss Franc	11.6%
Australian Dollar	2.6%
Taiwan Dollar	2.3%
Canadian Dollar	1.4%
Swedish Krona	1.1%
Other Currencies	1.4%

2

Portfolio Composition – continued

(o)	Less than 0.1%.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents and Other.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents and Other.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions.

Percentages are based on net assets as of May 31, 2017.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended May 31, 2017, Class A shares of the MFS International Value Fund (“fund”) provided a total return of 16.94%, at net asset value. This compares with a return of 18.44% for the fund’s benchmark, the MSCI EAFE Value Index (net div).

Market Environment

Global growth improved during much of the reporting period as oil prices recovered from their earlier plunge and fiscal and monetary stimulus from China took hold. Market confidence increased after the US elections in November in anticipation of lower taxes, a lighter regulatory burden and increased infrastructure spending, boosting US equities and bond yields. The US Federal Reserve increased interest rates by 25 basis points at the end of the period, bringing the total number of quarter-percent hikes in the federal funds rate to three since December 2015. Globally, however, central bank policy remained highly accommodative, which forced many government, and even some corporate, bond yields into negative territory during the period. Early in the first half of the period, the United Kingdom voted to leave the European Union (“EU”), beginning a multi-year process of negotiation in order to achieve “Brexit.” While markets initially reacted to the vote with alarm, the spillover to European and emerging market (“EM”) economies was relatively short-lived. Fears of a populist wave in Europe subsided after establishment candidates won the Dutch and French elections.

Headwinds from lower energy and commodity prices abated during the period as stabilizing oil prices helped push energy earnings higher relative to expectations. A sharp rise in the US dollar was an earnings headwind for multinationals, but has since subsided. US consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. Demand for autos reached near-record territory before tapering off at the end of the period, while the housing market continued its recovery. Global trade, which was sluggish early in the period, showed signs of improvement in the period’s second half and EM countries began to show signs of a modest upturn in activity along with adjustment in their external accounts. These improved conditions appeared to have reassured investors and contributed to record inflows into the asset class during July and August as negative yields for an increasing share of developed market bonds drove yield-hungry investors further out on the risk spectrum. Similar investor inflows were experienced in the investment grade and high yield corporate markets. Late in the reporting period, however, new challenges emerged for emerging markets debt as a result of the US presidential election, which raised concerns about the potential for a protectionist turn in US trade policy which could negatively impact EM economies. These concerns, along with rising expectations for US growth, inflation and interest rates, have turned the tables on flows into emerging markets debt. Since the election, flows have reversed. As of the end of the period, the markets seemed to be in “wait-and-see” mode, looking for evidence to either confirm or refute the repricing of risk that has occurred since Election Day.

4

Management Review – continued

Detractors from Performance

Security selection in both the basic materials and financial services sectors was a primary factor that negatively impacted performance relative to the MSCI EAFE Value Index. Within the basic materials sector, holding shares of poor-performing Australian supply chain support services and information management solutions company Brambles (b), and not owning shares of mining giant BHP Billiton (United Kingdom), weakened relative returns. Brambles’ stock declined early in the year when management surprised investors by downgrading their 2017 outlook. The downward revision was followed by disappointing first-half financial results that were hurt by weakness in the Americas as US retailers struggled and as competition in that region intensified. Within the financial services sector, owning shares of Canadian insurance and financial services firm Fairfax Financial (b), and the timing of the fund’s ownership in shares of banking and financial services company HSBC (h) (United Kingdom), dampened relative results. Shares of HSBC were sold early in the reporting period but went on to rise throughout the period on the back of strong business results.

An overweight position in the consumer staples sector further hindered relative performance. Within this sector, holding shares of household products manufacturer Reckitt Benckiser (b) (United Kingdom), Japanese tobacco company Japan Tobacco (b) and French food processing company Danone (b) weakened relative returns. Shares of Reckitt Benckiser were positive during the reporting period, but lagged the benchmark, as mixed earnings results, and a deal to acquire Mead Johnson Nutrition, appeared to have weighed on investor sentiment.

Stocks in other sectors that also diminished relative returns included holding shares of Japanese electronic medical equipment manufacturer Nihon Kohden (b) and German mechanical engineering firm GEA Group (b).

The fund’s cash and/or cash equivalents position during the period was also a detractor from relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash held back performance versus the benchmark, which has no cash position.

Contributors to Performance

Security selection and, to a lesser extent, an overweight position in the technology sector benefited relative performance. Within this strong-performing sector, owning shares of computer graphics processors maker NVIDIA (b), Taiwanese semiconductor manufacturer Taiwan Semiconductor Manufacturing (b), electronic equipment and circuit company Analog Devices (b), integrated circuits and electronic devices maker Cadence Design Systems (b) and German semiconductor and system solutions provider Infineon (b) lifted relative returns as the shares of all five companies outpaced the benchmark. Shares of NVIDIA benefited from strong performance in their gaming and data center divisions.

An underweight allocation to both the utilities & communications and autos & housing sectors further strengthened relative returns. Within the utilities & communications sector, an underweight position in poor-performing voice and data communications services company Vodafone Group (h) (United Kingdom) helped relative results. Shares of Vodafone underperformed amid a slowdown in demand and a reduced outlook

5

Management Review – continued

from management. Within the autos & housing sector, not owning shares of Toyota Motor (Japan) helped relative performance as its shares lagged the benchmark due to reduced global demand and uncertainty surrounding international trade policies.

Elsewhere, not holding shares of financial services company Lloyds Banking Group (United Kingdom), generic drug manufacturer Teva Pharmaceutical Industries (Israel) and British tobacco company Imperial Brands contributed positively to relative results.

During the reporting period, the fund’s relative currency exposure, resulting primarily from differences between the fund’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, was a contributor to relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.

Respectfully,

Pablo De La Mata	Benjamin Stone
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

6

PERFORMANCE SUMMARY THROUGH 5/31/17

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

7

Performance Summary – continued

Total Returns through 5/31/17

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	10/24/95	16.94%	14.10%	5.74%	N/A
B	10/24/95	16.05%	13.24%	4.97%	N/A
C	7/01/96	16.07%	13.25%	4.98%	N/A
I	1/02/97	17.25%	14.38%	6.03%	N/A
R1	10/01/08	16.08%	13.24%	N/A	9.02%
R2	10/01/08	16.62%	13.81%	N/A	9.56%
R3	10/01/08	16.93%	14.10%	N/A	9.84%
R4	10/01/08	17.23%	14.39%	N/A	10.11%
R6 (formerly Class R5)	5/01/06	17.37%	14.49%	6.03%	N/A
Comparative benchmark
MSCI EAFE Value Index (net div) (f)		18.44%	9.85%	(0.11)%	N/A
Average annual with sales charge
A With Initial Sales Charge (5.75%)		10.21%	12.75%	5.12%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		12.05%	13.00%	4.97%	N/A
C With CDSC (1% for 12 months) (v)		15.07%	13.25%	4.98%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

On May 30, 2012, Class W shares were redesignated Class R5 shares. Total returns for Class R5 shares prior to May 30, 2012 reflect the performance history of Class W shares which had different fees and expenses than Class R5 shares. Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition

MSCI EAFE (Europe, Australasia, Far East) Value Index (net div) – a market capitalization-weighted index that is designed to measure equity market performance for value securities in the developed markets, excluding the U.S. and Canada.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class

8

Performance Summary – continued

has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

9

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, December 1, 2016 through May 31, 2017

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period December 1, 2016 through May 31, 2017.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/16	Ending Account Value 5/31/17	Expenses Paid During Period (p) 12/01/16-5/31/17
A	Actual	1.01%	$1,000.00	$1,188.45	$5.51
	Hypothetical (h)	1.01%	$1,000.00	$1,019.90	$5.09
B	Actual	1.76%	$1,000.00	$1,184.28	$9.58
	Hypothetical (h)	1.76%	$1,000.00	$1,016.16	$8.85
C	Actual	1.76%	$1,000.00	$1,184.08	$9.58
	Hypothetical (h)	1.76%	$1,000.00	$1,016.16	$8.85
I	Actual	0.76%	$1,000.00	$1,190.08	$4.15
	Hypothetical (h)	0.76%	$1,000.00	$1,021.14	$3.83
R1	Actual	1.76%	$1,000.00	$1,184.27	$9.58
	Hypothetical (h)	1.76%	$1,000.00	$1,016.16	$8.85
R2	Actual	1.26%	$1,000.00	$1,186.83	$6.87
	Hypothetical (h)	1.26%	$1,000.00	$1,018.65	$6.34
R3	Actual	1.01%	$1,000.00	$1,188.49	$5.51
	Hypothetical (h)	1.01%	$1,000.00	$1,019.90	$5.09
R4	Actual	0.76%	$1,000.00	$1,189.98	$4.15
	Hypothetical (h)	0.76%	$1,000.00	$1,021.14	$3.83
R6	Actual	0.66%	$1,000.00	$1,190.66	$3.60
	Hypothetical (h)	0.66%	$1,000.00	$1,021.64	$3.33

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

11

PORTFOLIO OF INVESTMENTS

5/31/17

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 92.8%
Issuer	Shares/Par	Value ($)
Alcoholic Beverages - 3.8%
Heineken N.V.	4,584,630	$451,512,884
Pernod Ricard S.A.	4,326,237	587,558,966

		$1,039,071,850
Apparel Manufacturers - 0.7%
Compagnie Financiere Richemont S.A.	2,364,475	$197,253,193

Automotive - 0.3%
USS Co. Ltd.	4,357,900	$87,708,886

Brokerage & Asset Managers - 0.7%
Daiwa Securities Group, Inc.	15,115,000	$91,918,307
IG Group Holdings PLC	11,590,598	87,214,051

		$179,132,358
Business Services - 11.9%
Amadeus IT Holding S.A.	8,725,023	$508,194,769
Brenntag AG	3,507,489	202,916,983
Bunzl PLC	14,821,106	464,421,109
Compass Group PLC	34,053,375	732,730,720
Experian Group Ltd.	4,612,600	96,159,474
Intertek Group PLC	2,967,774	164,386,458
Nomura Research, Inc.	10,871,018	413,736,712
Rentokil Initial PLC	13,361,961	45,726,297
Secom Co. Ltd.	4,015,600	293,619,222
SGS S.A.	134,735	320,648,573

		$3,242,540,317
Chemicals - 2.5%
Givaudan S.A.	270,896	$555,748,647
Orica Ltd.	9,587,770	140,204,156

		$695,952,803
Computer Software - 4.8%
ANSYS, Inc. (a)	2,148,669	$271,441,355
Cadence Design Systems, Inc. (a)	13,862,367	487,123,576
Check Point Software Technologies Ltd. (a)	1,309,958	146,780,794
Dassault Systems S.A. (l)	2,128,265	196,379,094
OBIC Co. Ltd.	3,548,400	206,015,458

		$1,307,740,277

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Construction - 0.4%
Geberit AG	229,244	$107,314,263

Consumer Products - 9.7%
Colgate-Palmolive Co.	8,364,774	$638,734,143
Kao Corp.	9,733,900	613,741,072
Kobayashi Pharmaceutical Co. Ltd. (h)	4,512,200	266,046,646
KOSE Corp.	501,200	54,079,819
Reckitt Benckiser Group PLC	9,412,789	962,713,774
ROHTO Pharmaceutical Co. Ltd.	5,656,500	117,675,630

		$2,652,991,084
Containers - 2.1%
Brambles Ltd.	74,891,690	$577,072,757

Electrical Equipment - 5.1%
IMI PLC (h)	19,439,564	$314,088,347
Legrand S.A.	4,652,267	318,950,179
OMRON Corp.	4,378,700	183,055,359
Schneider Electric S.A.	4,128,304	317,948,901
Spectris PLC	5,188,925	174,696,648
Yokogawa Electric Corp.	5,552,300	96,306,712

		$1,405,046,146
Electronics - 8.8%
Analog Devices, Inc.	3,454,877	$296,290,252
ASM International N.V.	1,191,456	73,894,243
Halma PLC	16,306,253	240,772,322
Hirose Electric Co. Ltd.	1,885,335	251,604,978
Infineon Technologies AG	15,252,553	337,367,395
NVIDIA Corp.	1,961,363	283,122,749
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	17,789,092	629,022,293
Texas Instruments, Inc.	3,718,430	306,733,291

		$2,418,807,523
Energy - Independent - 0.6%
Cairn Energy PLC (a)	19,199,035	$50,117,178
INPEX Corp.	11,165,400	102,681,354

		$152,798,532
Food & Beverages - 10.1%
Danone S.A.	10,520,884	$780,974,971
ITO EN Ltd. (h)	5,661,300	234,119,675
Kerry Group PLC	3,025,285	267,084,345
Nestle S.A.	14,425,616	1,230,991,856
Nissin Foods Holdings Co. Ltd.	521,800	32,933,472

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Food & Beverages - continued
Toyo Suisan Kaisha Ltd. (h)	5,704,200	$222,244,903

		$2,768,349,222
Insurance - 2.6%
Euler Hermes Group (l)	720,341	$75,756,800
Fairfax Financial Holdings Ltd.	900,820	395,237,817
Hiscox Ltd.	8,374,448	132,501,967
Jardine Lloyd Thompson Group PLC	6,843,361	104,044,523

		$707,541,107
Leisure & Toys - 0.2%
Yamaha Corp.	1,790,900	$57,890,944

Machinery & Tools - 4.1%
GEA Group AG	6,530,132	$268,300,291
Glory Ltd.	1,944,700	66,023,223
Misumi Group, Inc.	4,605,100	103,952,596
Neopost S.A.	1,354,716	60,340,138
Nordson Corp.	1,847,060	214,037,313
Schindler Holding AG	510,351	109,441,849
Spirax Sarco Engineering PLC	3,414,425	249,661,291
Wartsila Corp.	1,003,402	59,570,988

		$1,131,327,689
Major Banks - 3.1%
Bank of Ireland (a)	260,538,929	$70,534,975
Sumitomo Mitsui Financial Group, Inc.	5,395,900	193,619,021
Svenska Handelsbanken AB, “A”	22,673,117	319,302,934
UBS AG	17,426,192	277,077,442

		$860,534,372
Medical Equipment - 1.4%
Nihon Kohden Corp. (h)	8,370,900	$186,767,439
Terumo Corp.	4,881,300	198,337,246

		$385,104,685
Oil Services - 0.3%
Core Laboratories N.V.	811,347	$82,952,117

Other Banks & Diversified Financials - 3.4%
Chiba Bank Ltd.	11,403,000	$74,853,102
DnB NOR A.S.A.	9,473,167	160,440,533
Hachijuni Bank Ltd.	11,186,700	64,342,464
ING Groep N.V.	16,563,476	277,051,834
Julius Baer Group Ltd.	1,636,275	84,723,753

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Other Banks & Diversified Financials - continued
Jyske Bank A.S.	1,420,192	$76,012,965
Mebuki Financial Group, Inc.	18,838,670	73,653,671
North Pacific Bank Ltd.	16,768,700	57,838,767
Sydbank A.S.	1,883,144	67,545,130

		$936,462,219
Pharmaceuticals - 3.0%
Bayer AG	2,154,099	$285,779,062
Roche Holding AG	1,048,008	287,605,726
Santen Pharmaceutical Co. Ltd.	17,580,400	242,077,743

		$815,462,531
Printing & Publishing - 0.6%
RELX N.V.	8,057,407	$167,177,200

Real Estate - 4.2%
Deutsche Wohnen AG	11,587,568	$454,484,621
LEG Immobilien AG	1,704,157	160,653,402
TAG Immobilien AG	6,518,990	97,250,813
Vonovia SE	10,983,640	431,537,819

		$1,143,926,655
Specialty Chemicals - 1.2%
Symrise AG	4,590,127	$329,849,554

Specialty Stores - 0.3%
Esprit Holdings Ltd. (a)(h)	104,205,821	$73,013,812

Telecommunications - Wireless - 1.7%
KDDI Corp.	16,824,100	$465,757,929

Tobacco - 3.7%
British American Tobacco PLC	7,324,937	$521,911,411
Japan Tobacco, Inc.	13,182,900	495,296,135

		$1,017,207,546
Trucking - 1.5%
Yamato Holdings Co. Ltd.	18,756,800	$407,484,070
Total Common Stocks (Identified Cost, $18,265,887,976)		$25,413,471,641

Preferred Stocks - 2.5%
Consumer Products - 2.5%
Henkel AG & Co. KGaA (Identified Cost, $416,516,177)	4,799,797	$673,711,530

15

Portfolio of Investments – continued

Money Market Funds - 4.2%
Issuer	Shares/Par	Value ($)
MFS Institutional Money Market Portfolio, 0.87% (v) (Identified Cost, $1,155,616,198)	1,155,695,971	$1,155,695,971

Collateral for Securities Loaned - 0.2%
State Street Navigator Securities Lending Government Money
Market Portfolio, 0.77% (j) (Identified Cost, $45,892,790)	45,892,790	$45,892,790
Total Investments (Identified Cost, $19,883,913,141)		$27,288,771,932

Other Assets, Less Liabilities - 0.3%		79,488,007
Net Assets - 100.0%		$27,368,259,939

(a)	Non-income producing security.
(h)	Affiliated issuers are those in which the fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer.
(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
PLC	Public Limited Company

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

EUR	Euro
JPY	Japanese Yen

Derivative Contracts at 5/31/17

Forward Foreign Currency Exchange Contracts at 5/31/17

Type	Currency	Counter- party	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives
BUY	EUR	Barclays Bank PLC	8,016,000	8/24/17	$8,733,062	$9,043,998	$310,936
BUY	EUR	BNP Paribas S.A.	20,483,000	8/24/17	22,310,083	23,109,808	799,724
BUY	EUR	Citibank N.A.	10,687,000	8/24/17	11,642,525	12,057,536	415,011
BUY	EUR	HSBC Bank	118,991,000	8/24/17	129,432,298	134,250,798	4,818,500
BUY	EUR	JPMorgan Chase Bank N.A.	37,406,000	8/24/17	40,762,814	42,203,069	1,440,255
BUY	EUR	Morgan Stanley Capital Services, Inc.	25,826,000	8/24/17	28,137,944	29,138,011	1,000,067
BUY	EUR	UBS AG	13,358,000	8/24/17	14,552,205	15,071,074	518,869

16

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts at 5/31/17 - continued

Type	Currency	Counter- party	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives - continued
SELL	JPY	BNP Paribas S.A.	3,562,401,000	8/24/17	$32,316,424	$32,284,969	$31,455
SELL	JPY	Citibank N.A.	1,781,199,000	8/24/17	16,142,866	16,142,471	395
SELL	JPY	Goldman Sachs International	26,136,413,000	8/24/17	236,984,364	236,866,454	117,910
SELL	JPY	HSBC Bank	18,729,306,000	8/24/17	169,801,282	169,738,070	63,212
SELL	JPY	Morgan Stanley Capital Services, Inc.	18,257,288,000	8/24/17	165,624,523	165,460,313	164,210

							$9,680,544

Liability Derivatives
SELL	JPY	JPMorgan Chase Bank N.A.	31,280,520,000	8/24/17	$283,273,896	$283,485,949	$(212,053)
SELL	JPY	UBS AG	5,805,364,000	8/24/17	52,600,542	52,612,269	(11,727)

							$(223,780)

See Notes to Financial Statements

17

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 5/31/17

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments
Non-affiliated issuers, at value (identified cost, $17,717,808,355)	$24,836,795,139
Underlying affiliated funds, at value (identified cost, $1,155,616,198)	1,155,695,971
Other affiliated issuers, at value (identified cost, $1,010,488,588)	1,296,280,822
Total investments, at value, including $44,032,459 of securities on loan (identified cost, $19,883,913,141)	27,288,771,932
Cash	7,758
Receivables for
Forward foreign currency exchange contracts	9,680,544
Investments sold	3,627,526
Fund shares sold	34,971,654
Interest and dividends	135,899,829
Other assets	57,787
Total assets	$27,473,017,030
Liabilities
Payable to custodian	$8,758
Payables for
Forward foreign currency exchange contracts	223,780
Investments purchased	9,171,798
Fund shares reacquired	40,019,276
Collateral for securities loaned, at value	45,892,790
Payable to affiliates
Investment adviser	913,916
Shareholder servicing costs	6,404,260
Distribution and service fees	126,512
Payable for independent Trustees’ compensation	1,728
Accrued expenses and other liabilities	1,994,273
Total liabilities	$104,757,091
Net Assets	$27,368,259,939
Net assets consist of
Paid-in capital	$19,537,969,956
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	7,415,129,535
Accumulated net realized gain (loss) on investments and foreign currency	107,677,027
Undistributed net investment income	307,483,421
Net assets	$27,368,259,939
Shares of beneficial interest outstanding	654,863,632

18

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$3,927,507,319	96,066,437	$40.88
Class B	52,438,658	1,346,702	38.94
Class C	719,227,459	19,340,707	37.19
Class I	14,934,282,675	348,547,060	42.85
Class R1	12,813,293	340,429	37.64
Class R2	429,776,333	11,214,530	38.32
Class R3	1,406,180,864	34,610,273	40.63
Class R4	1,134,929,247	27,675,812	41.01
Class R6 (formerly Class R5)	4,751,104,091	115,721,682	41.06

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $43.37 [100 / 94.25 x $40.88]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.

See Notes to Financial Statements

19

Financial Statements

STATEMENT OF OPERATIONS

Year ended 5/31/17

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$544,983,351
Dividends from other affiliated issuers	19,676,985
Dividends from underlying affiliated funds	3,671,521
Interest	2,736,529
Other	11,758
Foreign taxes withheld	(47,554,056)
Total investment income	$523,526,088
Expenses
Management fee	167,252,793
Distribution and service fees	27,066,905
Shareholder servicing costs	23,041,215
Administrative services fee	634,158
Independent Trustees’ compensation	209,987
Custodian fee	2,365,407
Reimbursement of custodian expenses	(130,388)
Shareholder communications	1,779,233
Audit and tax fees	76,080
Legal fees	264,033
Miscellaneous	945,440
Total Expenses	$223,504,863
Reduction of expenses by investment adviser and distributor	(9,199,114)
Net expenses	$214,305,749
Net investment income	$309,220,339
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments:
Non-affiliated issuers	$194,135,813
Underlying affiliated funds	(65,896)
Other affiliated issuers	(23,427,343)
Foreign currency	89,142,021
Net realized gain (loss) on investments and foreign currency	$259,784,595
Change in unrealized appreciation (depreciation)
Investments	3,495,749,304
Translation of assets and liabilities in foreign currencies	10,574,947
Net unrealized gain (loss) on investments and foreign currency translation	$3,506,324,251
Net realized and unrealized gain (loss) on investments and foreign currency	$3,766,108,846
Change in net assets from operations	$4,075,329,185

See Notes to Financial Statements

20

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 5/31
	2017	2016
Change in net assets
From operations
Net investment income	$309,220,339	$400,589,157
Net realized gain (loss) on investments and foreign currency	259,784,595	269,470,068
Net unrealized gain (loss) on investments and foreign currency translation	3,506,324,251	(242,451,053)
Change in net assets from operations	$4,075,329,185	$427,608,172
Distributions declared to shareholders
From net investment income	$(400,004,023)	$(350,571,336)
From net realized gain on investments	(24,688,639)	(429,555,342)
Total distributions declared to shareholders	$(424,692,662)	$(780,126,678)
Change in net assets from fund share transactions	$(2,145,549,542)	$451,738,579
Total change in net assets	$1,505,086,981	$99,220,073
Net assets
At beginning of period	25,863,172,958	25,763,952,885
At end of period (including undistributed net investment income of $307,483,421 and $309,632,614, respectively)	$27,368,259,939	$25,863,172,958

See Notes to Financial Statements

21

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 5/31
	2017		2016	2015	2014	2013
Net asset value, beginning of period	$35.53		$36.07	$35.33	$30.14	$23.78
Income (loss) from investment operations
Net investment income (d)	$0.30	(c)	$0.50	$0.49	$0.93	$0.57
Net realized and unrealized gain (loss) on investments and foreign currency	5.62		0.02	1.33	4.96	6.25
Total from investment operations	$5.92		$0.52	$1.82	$5.89	$6.82
Less distributions declared to shareholders
From net investment income	$(0.53)		$(0.45)	$(0.69)	$(0.60)	$(0.46)
From net realized gain on investments	(0.04)		(0.61)	(0.39)	(0.10)	—
Total distributions declared to shareholders	$(0.57)		$(1.06)	$(1.08)	$(0.70)	$(0.46)
Net asset value, end of period (x)	$40.88		$35.53	$36.07	$35.33	$30.14
Total return (%) (r)(s)(t)(x)	16.94	(c)	1.60	5.46	19.70	28.92
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.04	(c)	1.10	1.09	1.10	1.14
Expenses after expense reductions (f)	1.00	(c)	1.01	1.02	1.08	1.14
Net investment income	0.82	(c)	1.45	1.14	2.80	2.09
Portfolio turnover	7		14	14	18	12
Net assets at end of period (000 omitted)	$3,927,507		$6,853,902	$6,891,865	$5,775,931	$2,962,849

See Notes to Financial Statements

22

Financial Highlights – continued

Class B	Years ended 5/31
	2017		2016	2015	2014	2013
Net asset value, beginning of period	$33.86		$34.42	$33.76	$28.85	$22.79
Income (loss) from investment operations
Net investment income (d)	$0.09	(c)	$0.22	$0.20	$0.60	$0.33
Net realized and unrealized gain (loss) on investments and foreign currency	5.29		0.03	1.29	4.79	6.01
Total from investment operations	$5.38		$0.25	$1.49	$5.39	$6.34
Less distributions declared to shareholders
From net investment income	$(0.26)		$(0.20)	$(0.44)	$(0.38)	$(0.28)
From net realized gain on investments	(0.04)		(0.61)	(0.39)	(0.10)	—
Total distributions declared to shareholders	$(0.30)		$(0.81)	$(0.83)	$(0.48)	$(0.28)
Net asset value, end of period (x)	$38.94		$33.86	$34.42	$33.76	$28.85
Total return (%) (r)(s)(t)(x)	16.05	(c)	0.85	4.68	18.81	27.95
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.79	(c)	1.85	1.84	1.85	1.89
Expenses after expense reductions (f)	1.75	(c)	1.76	1.77	1.83	1.89
Net investment income	0.27	(c)	0.67	0.62	1.91	1.25
Portfolio turnover	7		14	14	18	12
Net assets at end of period (000 omitted)	$52,439		$56,474	$61,641	$54,371	$39,272

Class C	Years ended 5/31
	2017		2016	2015	2014	2013
Net asset value, beginning of period	$32.36		$32.97	$32.44	$27.81	$22.01
Income (loss) from investment operations
Net investment income (d)	$0.09	(c)	$0.21	$0.22	$0.69	$0.38
Net realized and unrealized gain (loss) on investments and foreign currency	5.06		0.03	1.20	4.50	5.74
Total from investment operations	$5.15		$0.24	$1.42	$5.19	$6.12
Less distributions declared to shareholders
From net investment income	$(0.28)		$(0.24)	$(0.50)	$(0.46)	$(0.32)
From net realized gain on investments	(0.04)		(0.61)	(0.39)	(0.10)	—
Total distributions declared to shareholders	$(0.32)		$(0.85)	$(0.89)	$(0.56)	$(0.32)
Net asset value, end of period (x)	$37.19		$32.36	$32.97	$32.44	$27.81
Total return (%) (r)(s)(t)(x)	16.07	(c)	0.84	4.67	18.80	27.98
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.79	(c)	1.85	1.84	1.85	1.89
Expenses after expense reductions (f)	1.75	(c)	1.76	1.78	1.83	1.89
Net investment income	0.26	(c)	0.68	0.70	2.27	1.49
Portfolio turnover	7		14	14	18	12
Net assets at end of period (000 omitted)	$719,227		$811,433	$868,925	$520,228	$199,007

See Notes to Financial Statements

23

Financial Highlights – continued

Class I	Years ended 5/31
	2017		2016	2015	2014	2013
Net asset value, beginning of period	$37.22		$37.73	$36.90	$31.43	$24.77
Income (loss) from investment operations
Net investment income (d)	$0.53	(c)	$0.62	$0.61	$1.04	$0.75
Net realized and unrealized gain (loss) on investments and foreign currency	5.77		0.01	1.38	5.19	6.42
Total from investment operations	$6.30		$0.63	$1.99	$6.23	$7.17
Less distributions declared to shareholders
From net investment income	$(0.63)		$(0.53)	$(0.77)	$(0.66)	$(0.51)
From net realized gain on investments	(0.04)		(0.61)	(0.39)	(0.10)	—
Total distributions declared to shareholders	$(0.67)		$(1.14)	$(1.16)	$(0.76)	$(0.51)
Net asset value, end of period (x)	$42.85		$37.22	$37.73	$36.90	$31.43
Total return (%) (r)(s)(t)(x)	17.25	(c)	1.84	5.73	20.01	29.22
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.79	(c)	0.85	0.84	0.85	0.89
Expenses after expense reductions (f)	0.75	(c)	0.76	0.78	0.83	0.89
Net investment income	1.39	(c)	1.71	1.67	3.01	2.59
Portfolio turnover	7		14	14	18	12
Net assets at end of period (000 omitted)	$14,934,283		$12,003,645	$12,254,422	$8,552,022	$4,611,464

Class R1	Years ended 5/31
	2017		2016	2015	2014	2013
Net asset value, beginning of period	$32.77		$33.35	$32.83	$28.10	$22.27
Income (loss) from investment operations
Net investment income (d)	$0.10	(c)	$0.22	$0.23	$0.66	$0.38
Net realized and unrealized gain (loss) on investments and foreign currency	5.11		0.02	1.20	4.60	5.80
Total from investment operations	$5.21		$0.24	$1.43	$5.26	$6.18
Less distributions declared to shareholders
From net investment income	$(0.30)		$(0.21)	$(0.52)	$(0.43)	$(0.35)
From net realized gain on investments	(0.04)		(0.61)	(0.39)	(0.10)	—
Total distributions declared to shareholders	$(0.34)		$(0.82)	$(0.91)	$(0.53)	$(0.35)
Net asset value, end of period (x)	$37.64		$32.77	$33.35	$32.83	$28.10
Total return (%) (r)(s)(t)(x)	16.08	(c)	0.84	4.65	18.84	27.93
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.79	(c)	1.84	1.84	1.85	1.89
Expenses after expense reductions (f)	1.75	(c)	1.76	1.78	1.83	1.89
Net investment income	0.29	(c)	0.68	0.73	2.14	1.47
Portfolio turnover	7		14	14	18	12
Net assets at end of period (000 omitted)	$12,813		$12,422	$13,540	$7,362	$3,516

See Notes to Financial Statements

24

Financial Highlights – continued

Class R2	Years ended 5/31
	2017		2016	2015	2014	2013
Net asset value, beginning of period	$33.36		$33.89	$33.28	$28.43	$22.46
Income (loss) from investment operations
Net investment income (d)	$0.29	(c)	$0.36	$0.37	$0.76	$0.46
Net realized and unrealized gain (loss) on investments and foreign currency	5.17		0.05	1.25	4.72	5.92
Total from investment operations	$5.46		$0.41	$1.62	$5.48	$6.38
Less distributions declared to shareholders
From net investment income	$(0.46)		$(0.33)	$(0.62)	$(0.53)	$(0.41)
From net realized gain on investments	(0.04)		(0.61)	(0.39)	(0.10)	—
Total distributions declared to shareholders	$(0.50)		$(0.94)	$(1.01)	$(0.63)	$(0.41)
Net asset value, end of period (x)	$38.32		$33.36	$33.89	$33.28	$28.43
Total return (%) (r)(s)(t)(x)	16.62	(c)	1.37	5.19	19.42	28.61
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.29	(c)	1.34	1.34	1.35	1.39
Expenses after expense reductions (f)	1.25	(c)	1.26	1.28	1.33	1.39
Net investment income	0.83	(c)	1.10	1.14	2.44	1.77
Portfolio turnover	7		14	14	18	12
Net assets at end of period (000 omitted)	$429,776		$397,056	$495,074	$402,077	$265,545

Class R3	Years ended 5/31
	2017		2016	2015	2014	2013
Net asset value, beginning of period	$35.34		$35.88	$35.18	$30.01	$23.68
Income (loss) from investment operations
Net investment income (d)	$0.39	(c)	$0.51	$0.48	$0.92	$0.59
Net realized and unrealized gain (loss) on investments and foreign currency	5.49		0.01	1.32	4.95	6.20
Total from investment operations	$5.88		$0.52	$1.80	$5.87	$6.79
Less distributions declared to shareholders
From net investment income	$(0.55)		$(0.45)	$(0.71)	$(0.60)	$(0.46)
From net realized gain on investments	(0.04)		(0.61)	(0.39)	(0.10)	—
Total distributions declared to shareholders	$(0.59)		$(1.06)	$(1.10)	$(0.70)	$(0.46)
Net asset value, end of period (x)	$40.63		$35.34	$35.88	$35.18	$30.01
Total return (%) (r)(s)(t)(x)	16.93	(c)	1.62	5.45	19.73	28.90
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.04	(c)	1.10	1.09	1.10	1.14
Expenses after expense reductions (f)	1.00	(c)	1.01	1.03	1.08	1.14
Net investment income	1.08	(c)	1.47	1.38	2.79	2.15
Portfolio turnover	7		14	14	18	12
Net assets at end of period (000 omitted)	$1,406,181		$1,165,637	$1,056,939	$540,587	$294,139

See Notes to Financial Statements

25

Financial Highlights – continued

Class R4	Years ended 5/31
	2017		2016	2015	2014	2013
Net asset value, beginning of period	$35.66		$36.19	$35.45	$30.22	$23.83
Income (loss) from investment operations
Net investment income (d)	$0.49	(c)	$0.60	$0.58	$0.98	$0.67
Net realized and unrealized gain (loss) on investments and foreign currency	5.53		0.02	1.32	5.01	6.23
Total from investment operations	$6.02		$0.62	$1.90	$5.99	$6.90
Less distributions declared to shareholders
From net investment income	$(0.63)		$(0.54)	$(0.77)	$(0.66)	$(0.51)
From net realized gain on investments	(0.04)		(0.61)	(0.39)	(0.10)	—
Total distributions declared to shareholders	$(0.67)		$(1.15)	$(1.16)	$(0.76)	$(0.51)
Net asset value, end of period (x)	$41.01		$35.66	$36.19	$35.45	$30.22
Total return (%) (r)(s)(t)(x)	17.23	(c)	1.87	5.71	20.02	29.24
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.79	(c)	0.85	0.84	0.85	0.89
Expenses after expense reductions (f)	0.75	(c)	0.76	0.78	0.83	0.89
Net investment income	1.32	(c)	1.74	1.65	2.97	2.42
Portfolio turnover	7		14	14	18	12
Net assets at end of period (000 omitted)	$1,134,929		$1,077,352	$1,011,136	$821,266	$492,660

Class R6 (formerly Class R5)	Years ended 5/31
	2017		2016	2015	2014	2013
Net asset value, beginning of period	$35.70		$36.23	$35.48	$30.25	$23.84
Income (loss) from investment operations
Net investment income (d)	$0.55	(c)	$0.64	$0.60	$0.99	$0.66
Net realized and unrealized gain (loss) on investments and foreign currency	5.52		0.01	1.34	5.02	6.27
Total from investment operations	$6.07		$0.65	$1.94	$6.01	$6.93
Less distributions declared to shareholders
From net investment income	$(0.67)		$(0.57)	$(0.80)	$(0.68)	$(0.52)
From net realized gain on investments	(0.04)		(0.61)	(0.39)	(0.10)	—
Total distributions declared to shareholders	$(0.71)		$(1.18)	$(1.19)	$(0.78)	$(0.52)
Net asset value, end of period (x)	$41.06		$35.70	$36.23	$35.48	$30.25
Total return (%) (r)(s)(t)(x)	17.37	(c)	1.97	5.82	20.07	29.35
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.69	(c)	0.74	0.75	0.76	0.82
Expenses after expense reductions (f)	0.65	(c)	0.66	0.68	0.74	0.82
Net investment income	1.49	(c)	1.85	1.72	3.01	2.38
Portfolio turnover	7		14	14	18	12
Net assets at end of period (000 omitted)	$4,751,104		$3,485,253	$3,110,412	$2,337,079	$1,493,955

See Notes to Financial Statements

26

Financial Highlights – continued

(c)	Amount reflects a one-time reimbursement of expenses by the custodian without which net investment income and performance would be lower and expenses would be higher. See Note 2 in the Notes to Financial Statements for additional information.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

27

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS International Value Fund (the fund) is a diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduces two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impacts of the Rule, management believes that many of the Regulation S-X amendments are consistent with the fund’s current financial statement presentation and expects that the fund will be able to comply with the Rule’s Regulation S-X amendments by the August 1, 2017 compliance date.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

28

Notes to Financial Statements – continued

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from

29

Notes to Financial Statements – continued

quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as forward foreign currency exchange contracts. The following is a summary of the levels used as of May 31, 2017 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$26,087,183,171	$—	$—	$26,087,183,171
Mutual Funds	1,201,588,761	—	—	1,201,588,761
Total Investments	$27,288,771,932	$—	$—	$27,288,771,932

Other Financial Instruments
Forward Foreign Currency Exchange Contracts – Assets	$—	$9,680,544	$—	$9,680,544
Forward Foreign Currency Exchange Contracts – Liabilities	—	(223,780)	—	(223,780)

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 1 investments presented above, equity investments amounting to $6,065,082,026 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued using other observable market-based inputs. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses

30

Notes to Financial Statements – continued

are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were forward foreign currency exchange contracts. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at May 31, 2017 as reported in the Statement of Assets and Liabilities:

		Fair Value
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Foreign Exchange	Forward Foreign Currency Exchange	$9,680,544	$(223,780)

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended May 31, 2017 as reported in the Statement of Operations:

Risk	Foreign Currency
Foreign Exchange	$92,931,246

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended May 31, 2017 as reported in the Statement of Operations:

Risk	Translation of Assets and Liabilities in Foreign Currencies
Foreign Exchange	$9,456,764

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA

31

Notes to Financial Statements – continued

Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the clearing broker and the clearing house for cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options). For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Restricted cash” or “Deposits with brokers.” Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

32

Notes to Financial Statements – continued

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classifed as equity securities in the fund’s Portfolio of Investments, with a fair value of $44,032,459. The fair value of the fund’s investment securities on loan and a related liability of $45,892,790 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. The collateral received on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained

33

Notes to Financial Statements – continued

subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Reimbursement of Expenses by Custodian – In December 2015, the fund’s custodian (or former custodian), State Street Bank and Trust Company, announced that it intended to reimburse its asset servicing clients for expense amounts that it billed in error during the period 1998 through 2015. The amount of this one-time reimbursement attributable to the fund is reflected as “Reimbursement of custodian expenses” in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to passive foreign investment companies, wash sale loss deferrals, derivative transactions, treating a portion of the proceeds from redemptions as a distribution for tax purposes, and foreign taxes.

34

Notes to Financial Statements – continued

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 5/31/17	Year ended 5/31/16
Ordinary income (including any short-term capital gains)	$424,692,662	$558,094,389
Long-term capital gains	—	222,032,289
Total distributions	$424,692,662	$780,126,678

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 5/31/17
Cost of investments	$19,924,179,869
Gross appreciation	7,721,708,746
Gross depreciation	(357,116,683)
Net unrealized appreciation (depreciation)	$7,364,592,063
Undistributed ordinary income	336,293,612
Undistributed long-term capital gain	135,720,270
Other temporary differences	(6,315,962)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 5/31/17	Year ended 5/31/16	Year ended 5/31/17	Year ended 5/31/16
Class A	$84,705,524	$87,141,280	$5,868,695	$117,644,500
Class B	392,941	353,589	54,471	1,053,180
Class C	6,085,905	6,115,236	806,268	15,730,434
Class I	196,863,570	171,762,612	11,429,720	195,872,190
Class R1	110,713	77,806	13,444	224,855
Class R2	5,078,775	4,038,866	405,987	7,332,760
Class R3	18,953,699	14,327,228	1,261,672	19,201,277
Class R4	19,345,779	15,671,111	1,117,612	17,799,367
Class R6 (formerly Class R5)	68,467,117	51,083,608	3,730,770	54,696,779
Total	$400,004,023	$350,571,336	$24,688,639	$429,555,342

Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.

35

Notes to Financial Statements – continued

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. For the period June 1, 2016 through September 27, 2016, the management fee was computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.90%
Next $1 billion of average daily net assets	0.80%
Average daily net assets in excess of $2 billion	0.70%

The investment adviser had agreed in writing to reduce its management fee to 0.65% of average daily net assets in excess of $10 billion up to $15 billion; 0.55% of average daily net assets in excess of $15 billion up to $20 billion; 0.50% of average daily net assets in excess of $20 billion up to $25 billion; 0.45% of average daily net assets in excess of $25 billion up to $30 billion; and 0.43% of average daily net assets in excess of $30 billion. This written agreement terminated on September 27, 2016. For the period June 1, 2016 through September 27, 2016, this management fee reduction amounted to $7,340,407, which is included in the reduction of total expenses in the Statement of Operations. Effective September 28, 2016, the management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.90%
Next $1 billion of average daily net assets	0.80%
Next $8 billion of average daily net assets	0.70%
Next $5 billion of average daily net assets	0.65%
Next $5 billion of average daily net assets	0.55%
Next $5 billion of average daily net assets	0.50%
Next $5 billion of average daily net assets	0.45%
Average daily net assets in excess of $30 billion	0.43%

MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended May 31, 2017, this management fee reduction amounted to $1,844,036, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended May 31, 2017 was equivalent to an annual effective rate of 0.62% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $145,465 for the year ended May 31, 2017, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

36

Notes to Financial Statements – continued

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$13,910,088
Class B	0.75%	0.25%	1.00%	1.00%	524,887
Class C	0.75%	0.25%	1.00%	1.00%	7,434,691
Class R1	0.75%	0.25%	1.00%	1.00%	124,407
Class R2	0.25%	0.25%	0.50%	0.50%	1,955,108
Class R3	—	0.25%	0.25%	0.25%	3,117,724
Total Distribution and Service Fees					$27,066,905
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended May 31, 2017 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended May 31, 2017, this rebate amounted to $14,420, $31, $214, $2, and $4 for Class A, Class B, Class C, Class R2, and Class R3, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended May 31, 2017, were as follows:

Class A	$14,395
Class B	88,000
Class C	29,527

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended May 31, 2017, the fee was $896,344, which equated to 0.0035% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended May 31, 2017, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $22,144,871.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended May 31, 2017 was equivalent to an annual effective rate of 0.0025% of the fund’s average daily net assets.

37

Notes to Financial Statements – continued

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, each fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense of $120 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended May 31, 2017. The liability for deferred retirement benefits payable to certain independent Trustees under the DB plan amounted to $650 at May 31,2017, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended May 31, 2017, the fee paid by the fund under this agreement was $48,902 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

On March 16, 2017, MFS purchased 2,126 shares of Class I for an aggregate amount of $83,273. On March 16, 2016, MFS purchased 19,339 shares of Class I for an aggregate amount of $700,468.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. Under this policy, cross-trades are effected at current market prices with no remuneration paid in connection with the transaction. During the year ended May 31, 2017, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $4,227,051 and $56,790,839, respectively. The sales transactions resulted in net realized gains (losses) of $(14,123,033).

38

Notes to Financial Statements – continued

(4) Portfolio Securities

For the year ended May 31, 2017, purchases and sales of investments, other than short-term obligations, aggregated $1,809,168,449 and $4,424,276,979, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 5/31/17		Year ended 5/31/16
	Shares	Amount	Shares	Amount
Shares sold
Class A	25,221,922	$915,872,022	54,377,101	$1,872,116,608
Class B	39,319	1,372,442	92,085	3,051,818
Class C	1,110,160	36,975,036	2,145,272	67,884,309
Class I	105,965,472	4,075,922,120	65,878,763	2,366,840,135
Class R1	93,843	3,161,346	163,871	5,275,598
Class R2	2,778,119	95,091,972	4,677,454	152,530,130
Class R3	9,732,545	355,811,087	8,935,132	308,532,981
Class R4	9,492,056	347,378,700	10,727,128	371,822,372
Class R6 (formerly Class R5)	31,082,063	1,147,050,478	17,897,231	621,293,060
	185,515,499	$6,978,635,203	164,894,037	$5,769,347,011

Shares issued to shareholders in reinvestment of distributions
Class A	2,457,235	$84,897,460	5,739,884	$193,319,301
Class B	12,604	416,057	40,524	1,304,873
Class C	189,270	5,967,692	600,931	18,496,656
Class I	4,622,919	167,164,766	8,147,332	287,111,974
Class R1	3,891	124,156	9,698	302,294
Class R2	154,055	4,994,475	328,749	10,404,902
Class R3	588,839	20,214,838	1,000,137	33,504,595
Class R4	524,564	18,155,159	891,098	30,083,478
Class R6 (formerly Class R5)	2,036,278	70,536,684	3,070,472	103,720,530
	10,589,655	$372,471,287	19,828,825	$678,248,603

Shares reacquired
Class A	(124,496,191)	$(4,551,546,018)	(58,297,331)	$(1,991,522,217)
Class B	(373,337)	(12,943,664)	(255,470)	(8,353,369)
Class C	(7,035,039)	(233,779,921)	(4,027,327)	(126,273,987)
Class I	(84,511,082)	(3,230,887,912)	(76,371,690)	(2,750,094,757)
Class R1	(136,326)	(4,625,658)	(200,531)	(6,523,695)
Class R2	(3,621,246)	(123,741,858)	(7,710,276)	(252,801,926)
Class R3	(8,696,351)	(317,279,345)	(6,406,139)	(219,447,056)
Class R4	(12,553,682)	(469,066,218)	(9,342,766)	(323,561,066)
Class R6 (formerly Class R5)	(15,015,553)	(552,785,438)	(9,193,592)	(317,278,962)
	(256,438,807)	$(9,496,656,032)	(171,805,122)	$(5,995,857,035)

39

Notes to Financial Statements – continued

	Year ended 5/31/17		Year ended 5/31/16
	Shares	Amount	Shares	Amount
Net change
Class A	(96,817,034)	$(3,550,776,536)	1,819,654	$73,913,692
Class B	(321,414)	(11,155,165)	(122,861)	(3,996,678)
Class C	(5,735,609)	(190,837,193)	(1,281,124)	(39,893,022)
Class I	26,077,309	1,012,198,974	(2,345,595)	(96,142,648)
Class R1	(38,592)	(1,340,156)	(26,962)	(945,803)
Class R2	(689,072)	(23,655,411)	(2,704,073)	(89,866,894)
Class R3	1,625,033	58,746,580	3,529,130	122,590,520
Class R4	(2,537,062)	(103,532,359)	2,275,460	78,344,784
Class R6 (formerly Class R5)	18,102,788	664,801,724	11,774,111	407,734,628
	(60,333,653)	$(2,145,549,542)	12,917,740	$451,738,579

Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.

Effective at the close of business on May 29, 2015, the fund is closed to new investors subject to certain exceptions. Please see the fund’s prospectus for details.

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS International Diversification Fund, the MFS Growth Allocation Fund, the MFS Moderate Allocation Fund, and the MFS Aggressive Growth Allocation Fund were the owners of record of approximately 7%, 1%, 1%, and 1%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Conservative Allocation Fund, the MFS Lifetime Income Fund, the MFS Lifetime 2020 Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2040 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2055 Fund, and the MFS Lifetime 2060 Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended May 31, 2017, the fund’s commitment fee and interest expense were $183,537 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

40

Notes to Financial Statements – continued

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount		Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	776,829,881	3,233,899,900		(2,855,033,810)	1,155,695,971

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions		Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$(65,896)	$—		$3,671,521	$1,155,695,971

Other Affiliated Issuers	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount		Dispositions Shares/Par Amount	Ending Shares/Par Amount
Esprit Holdings Ltd.	103,044,821	7,962,400		(6,801,400)	104,205,821
IMI PLC	19,669,215	215,355		(445,006)	19,439,564
ITO EN Ltd.	5,370,800	420,100		(129,600)	5,661,300
Kobayashi Pharmaceutical Co. Ltd.	2,303,500	2,312,100	(a)	(103,400)	4,512,200
Nihon Kohden Corp.	8,349,400	213,300		(191,800)	8,370,900
Toyo Suisan Kaisha Ltd.	5,139,000	688,200		(123,000)	5,704,200

Other Affiliated Issuers	Realized Gain (Loss)	Capital Gain Distributions		Dividend Income	Ending Value
Esprit Holdings Ltd.	$(23,859,796)	$—		$—	$73,013,812
IMI PLC	(806,580)	—		9,555,518	314,088,347
ITO EN Ltd.	264,449	—		2,108,053	234,119,675
Kobayashi Pharmaceutical Co. Ltd.	1,938,066	—		2,205,242	266,046,646
Nihon Kohden Corp.	(1,037,719)	—		2,795,234	186,767,439
Toyo Suisan Kaisha Ltd.	74,237	—		3,012,938	222,244,903

	$(23,427,343)	$—		$19,676,985	$1,296,280,822

(a)	Acquisition shares include a two for one stock split by issuer.

41

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust X and Shareholders of MFS International Value Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS International Value Fund (the Fund) (one of the series constituting the MFS Series Trust X) as of May 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS International Value Fund (one of the series constituting the MFS Series Trust X) at May 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts July 14, 2017

42

RESULTS OF SHAREHOLDER MEETING

(unaudited)

At a special meeting of shareholders of MFS Series Trust X, which was held on March 23, 2017, the following action was taken:

Item 1: To elect the following individuals as Trustees:

	Number of Dollars
Nominee	For	Withheld Authority
Steven E. Buller	47,079,841,296.441	543,077,753.583
John A. Caroselli	47,079,263,500.928	543,655,575.185
Maureen R. Goldfarb	47,079,730,700.440	543,181,611.914
David H. Gunning	46,973,805,216.237	649,457,370.227
Michael Hegarty	46,963,820,909.200	659,098,181.884
John P. Kavanaugh	47,086,401,597.642	536,517,432.631
Robert J. Manning	46,927,144,555.187	695,767,735.086
Clarence Otis, Jr.	47,049,690,674.050	573,228,402.063
Maryanne L. Roepke	47,108,547,219.521	514,365,128.003
Robin A. Stelmach	47,016,854,425.599	606,057,854.004
Laurie J. Thomsen	47,030,508,189.274	592,404,165.359

43

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of July 1, 2017, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 53)	Trustee	February 2004	136	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A
Robin A. Stelmach (k) (age 55)	Trustee	January 2014	136	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 75)	Trustee and Chair of Trustees	January 2004	136	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman (until 2013)

44

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships (j)
Steven E. Buller (age 65)	Trustee	February 2014	136	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A
John A. Caroselli (age 63)	Trustee	March 2017	136	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A
Maureen R. Goldfarb (age 62)	Trustee	January 2009	136	Private investor	N/A
Michael Hegarty (age 72)	Trustee	December 2004	136	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)
John P. Kavanaugh (age 62)	Trustee and Vice Chair of Trustees	January 2009	136	Private investor	N/A
Clarence Otis, Jr. (age 61)	Trustee	March 2017	136	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; Federal Reserve Bank of Atlanta, Director (until 2015)

45

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships (j)
Maryanne L. Roepke (age 61)	Trustee	May 2014	136	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 59)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kino Clark (k) (age 49)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 50)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)
Thomas H. Connors (k) (age 57)	Assistant Secretary and Assistant Clerk	September 2012	136	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)

46

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Ethan D. Corey (k) (age 53)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
David L. DiLorenzo (k) (age 48)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 49)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)
Brian E. Langenfeld (k) (age 44)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Senior Counsel
Susan A. Pereira (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Senior Counsel
Kasey L. Phillips (k) (age 46)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)

47

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Matthew A. Stowe (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Frank L. Tarantino (age 73)	Independent Senior Officer	June 2004	136	Tarantino LLC (provider of compliance services), Principal
Richard S. Weitzel (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2007	136	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Martin J. Wolin (k) (age 49)	Chief Compliance Officer	July 2015	136	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)
James O. Yost (k) (age 57)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

48

Trustees and Officers – continued

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kavanaugh and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Managers
Pablo De La Mata
Benjamin Stone

49

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available on mfs.com by following these steps once you have selected “Individual Investor” as your role: (1) Click on the “Individual Investor Home” in the top navigation and then select the “Announcements” option within the “Market Outlooks” drop down, or (2) Click on “Products & Services” and “Mutual Funds” and then choose the fund’s name in the “Select a fund” menu.

50

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2017 income tax forms in January 2018. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $19,007,680 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 8.28% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

Income derived from foreign sources was $501,133,428. The fund intends to pass through foreign tax credits of $40,323,905 for the fiscal year.

51

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

52

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

53

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CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

May 31, 2017

MFS® ASSET ALLOCATION FUNDS

MFS® Conservative Allocation Fund

MFS® Moderate Allocation Fund

MFS® Growth Allocation Fund

MFS® Aggressive Growth Allocation Fund

AAF-ANN

MFS® ASSET ALLOCATION FUNDS

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

Despite policy uncertainty accompanying a new presidential administration in the United States and unease over looming Brexit negotiations, most markets have proved resilient. U.S. share prices have reached new highs, and U.S. bond yields rose on hopes surrounding President Trump’s proposed fiscal policies and indications that the U.S. Federal Reserve will continue to gradually hike interest rates. However, interest rates in most developed markets remain very low, with central banks maintaining accommodative monetary policies in hopes of reinvigorating slow-growing economies and lifting inflation.

Globally, economic growth has shown signs of recovery, led by China, the U.S. and the eurozone. Despite better growth, there are few immediate signs of worrisome inflation, as wage growth remains muted. Emerging market economies are recovering at a somewhat slower pace amid fears that restrictive U.S. trade policies could further hamper the restrained pace of global trade growth. Looking ahead, markets will have to contend with elections in the United Kingdom and Germany in the months ahead, as well as geopolitical hot spots on the Korean peninsula and in the Middle East.

At MFS®, we believe time is an asset. A patient, long-term approach to investing can have a powerful impact on decision making and outcomes. Time arbitrage, as we call it, simply comes down to having the conviction and discipline to allow enough time for good investment ideas to play out. In our view, such an approach, along with the professional guidance of a financial advisor, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

July 14, 2017

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

PORTFOLIO COMPOSITION

MFS Conservative Allocation Fund

Portfolio target allocation

Portfolio actual allocation

Portfolio holdings
MFS Total Return Bond Fund	15.0%
MFS Government Securities Fund	10.0%
MFS Limited Maturity Fund	10.0%
MFS Inflation-Adjusted Bond Fund	9.9%
MFS Growth Fund	6.1%
MFS Research Fund	6.0%
MFS Value Fund	6.0%
MFS Global Bond Fund	5.0%
MFS High Income Fund	5.0%
MFS Research International Fund	4.1%
MFS Mid Cap Growth Fund	4.0%
MFS Mid Cap Value Fund	4.0%
MFS Emerging Markets Debt Fund	3.0%
MFS International Value Fund	2.0%
MFS International Growth Fund	2.0%
MFS Emerging Markets Debt Local Currency Fund	2.0%
MFS Absolute Return Fund	2.0%
MFS New Discovery Fund	1.0%
MFS Global Real Estate Fund	1.0%
MFS New Discovery Value Fund	1.0%
MFS Commodity Strategy Fund	0.9%
Cash & Cash Equivalents (o)	0.0%

MFS Moderate Allocation Fund

Portfolio target allocation

Portfolio actual allocation

Portfolio holdings
MFS Government Securities Fund	9.9%
MFS Growth Fund	8.1%
MFS Research Fund	8.0%
MFS Value Fund	8.0%
MFS Total Return Bond Fund	8.0%
MFS Mid Cap Growth Fund	7.1%
MFS Mid Cap Value Fund	7.0%
MFS Inflation-Adjusted Bond Fund	6.9%
MFS Research International Fund	6.1%
MFS Global Bond Fund	5.0%
MFS High Income Fund	5.0%
MFS International Growth Fund	3.1%
MFS International Value Fund	3.0%
MFS Emerging Markets Debt Fund	3.0%
MFS Commodity Strategy Fund	2.8%
MFS Emerging Markets Debt Local Currency Fund	2.0%
MFS Global Real Estate Fund	2.0%
MFS New Discovery Fund	1.5%
MFS New Discovery Value Fund	1.5%
MFS International New Discovery Fund	1.0%
MFS Absolute Return Fund	1.0%
Cash & Cash Equivalents (o)	0.0%

(o)	Less than 0.1%.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statements of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of May 31, 2017.

The portfolio is actively managed and current holdings may be different.

Portfolio Composition – continued

MFS Growth Allocation Fund

Portfolio target allocation

Portfolio actual allocation

Portfolio holdings
MFS Growth Fund	11.2%
MFS Value Fund	11.0%
MFS Mid Cap Growth Fund	9.1%
MFS Mid Cap Value Fund	8.9%
MFS Research Fund	8.0%
MFS Research International Fund	7.1%
MFS International Growth Fund	5.1%
MFS International Value Fund	5.1%
MFS High Income Fund	4.9%
MFS Inflation-Adjusted Bond Fund	4.9%
MFS Commodity Strategy Fund	3.8%
MFS Emerging Markets Debt Fund	3.0%
MFS Total Return Bond Fund	2.9%
MFS Global Real Estate Fund	2.9%
MFS International New Discovery Fund	2.0%
MFS New Discovery Fund	2.0%
MFS Emerging Markets Debt Local Currency Fund	2.0%
MFS Global Bond Fund	2.0%
MFS New Discovery Value Fund	1.9%
MFS Emerging Markets Equity Fund	1.0%
MFS Absolute Return Fund	1.0%
Cash & Cash Equivalents	0.2%

MFS Aggressive Growth Allocation Fund

Portfolio target allocation

Portfolio actual allocation

Portfolio holdings
MFS Growth Fund	13.3%
MFS Value Fund	12.8%
MFS Mid Cap Growth Fund	10.2%
MFS Mid Cap Value Fund	9.7%
MFS Research Fund	9.0%
MFS International Growth Fund	8.2%
MFS International Value Fund	8.2%
MFS Research International Fund	8.1%
MFS Global Real Estate Fund	4.8%
MFS Commodity Strategy Fund	4.7%
MFS International New Discovery Fund	4.1%
MFS New Discovery Fund	2.5%
MFS New Discovery Value Fund	2.4%
MFS Emerging Markets Equity Fund	2.0%
Cash & Cash Equivalents (o)	0.0%

(o)	Less than 0.1%.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statements of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of May 31, 2017.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Market Environment

Global growth improved during much of the reporting period as oil prices recovered from their earlier plunge and fiscal and monetary stimulus from China took hold. Market confidence increased after the US elections in November in anticipation of lower taxes, a lighter regulatory burden and increased infrastructure spending, boosting US equities and bond yields. The US Federal Reserve increased interest rates by 25 basis points at the end of the period, bringing the total number of quarter-percent hikes in the federal funds rate to three since December 2015. Globally, however, central bank policy remained highly accommodative, which forced many government, and even some corporate, bond yields into negative territory during the period. Early in the first half of the period, the United Kingdom voted to leave the European Union (“EU”), beginning a multi-year process of negotiation in order to achieve “Brexit.” While markets initially reacted to the vote with alarm, the spillover to European and emerging market (“EM”) economies was relatively short-lived. Fears of a populist wave in Europe subsided after establishment candidates won the Dutch and French elections.

Headwinds from lower energy and commodity prices abated during the period as stabilizing oil prices helped push energy earnings higher relative to expectations. A sharp rise in the US dollar was an earnings headwind for multinationals, but has since subsided. US consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. Demand for autos reached near-record territory before tapering off at the end of the period, while the housing market continued its recovery. Global trade, which was sluggish early in the period, showed signs of improvement in the period’s second half and EM countries began to show signs of a modest upturn in activity along with adjustment in their external accounts. These improved conditions appeared to have reassured investors and contributed to record inflows into the asset class during July and August as negative yields for an increasing share of developed market bonds drove yield-hungry investors further out on the risk spectrum. Similar investor inflows were experienced in the investment grade and high yield corporate markets. Late in the reporting period, however, new challenges emerged for emerging markets debt as a result of the US presidential election, which raised concerns about the potential for a protectionist turn in US trade policy which could negatively impact EM economies. These concerns, along with rising expectations for US growth, inflation and interest rates, have turned the tables on flows into emerging markets debt. Since the election, flows have reversed. As of the end of the period, the markets seemed to be in “wait-and-see” mode, looking for evidence to either confirm or refute the repricing of risk that has occurred since Election Day.

MFS Conservative Allocation Fund

Summary of Results

For the twelve months ended May 31, 2017, Class A shares of the MFS Conservative Allocation Fund (“fund”) provided a total return of 7.71%, at net asset value. This compares with a return of 1.58% for the fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (formerly “Barclays U.S. Aggregate Bond Index”). The fund’s other benchmark, the MFS Conservative Allocation Fund Blended Index (“Blended Index”), generated a return of 7.04%. The Blended Index reflects the blended returns of equity and fixed income market indices, with percentage allocations to each index designed to resemble the equity and fixed income allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

Factors Affecting Performance

During the reporting period, equity markets generally outpaced fixed income markets and were the primary driver of positive total return. Within the fixed income segment of the fund, the MFS High Income Fund, MFS Emerging Markets Debt Fund, MFS Emerging Markets Debt Local Currency Fund and the MFS Total Return Bond Fund contributed to relative performance as credit performed well during the reporting period. Conversely, the MFS Government Securities Fund held back relative returns as interest rate increases by the US Federal Reserve negatively impacted U.S. Government issues.

The fund’s security selection in US equity funds, notably in the Mid Cap Value Fund, detracted from relative returns during the period. US large cap growth outperformed US large cap value over the reporting period contributing to the MFS Growth Fund outperforming, and the MFS Value Fund underperforming, the broad-based S&P 500 benchmark. However, the fund’s diversification across both styles led to balanced relative results.

MFS Moderate Allocation Fund

Summary of Results

For the twelve months ended May 31, 2017, Class A shares of the MFS Moderate Allocation Fund (“fund”) provided a total return of 10.30%, at net asset value. This compares with a return of 17.47% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index. The fund’s other benchmark, the MFS Moderate Allocation Fund Blended Index (“Blended Index”), generated a return of 9.80%. The Blended Index reflects the blended returns of equity and fixed income market indices, with percentage allocations to each index designed to resemble the equity and fixed income allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

Management Review – continued

Factors Affecting Performance

During the reporting period, equity markets generally outpaced fixed income markets and were the primary driver of positive total return. The fund’s security selection in US equity funds detracted from relative returns, particularly its investments in both the MFS Mid Cap Value Fund and the MFS Value Fund. Conversely, the fund’s investment in the MFS Growth Fund supported relative results as growth outpaced value during the reporting period.

Within the fixed income segment of the fund, the MFS High Income Fund, MFS Emerging Markets Debt Fund and MFS Emerging Markets Debt Local Currency Fund contributed to relative performance as credit performed well during the reporting period. Conversely, the MFS Government Securities Fund held back relative returns as interest rate increases by the US Federal Reserve negatively impacted U.S. Government issues.

MFS Growth Allocation Fund

Summary of Results

For the twelve months ended May 31, 2017, Class A shares of the MFS Growth Allocation Fund (“fund”) provided a total return of 13.26%, at net asset value. This compares with a return of 17.47% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index. The fund’s other benchmark, the MFS Growth Allocation Fund Blended Index (“Blended Index”), generated a return of 12.63%. The Blended Index reflects the blended returns of equity and fixed income market indices, with percentage allocations to each index designed to resemble the equity and fixed income allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

Factors Affecting Performance

During the reporting period, equity markets generally outpaced fixed income markets and were the primary driver of positive total return. The fund’s security selection in US equity funds detracted from relative returns, particularly its investments in both the MFS Mid Cap Value Fund and the MFS Value Fund. Conversely, the fund’s investment in the MFS Growth Fund supported relative results as growth outpaced value during the reporting period.

Within the international equity segment, both the MFS Emerging Markets Equity Fund and MFS International Growth Fund were notable contributors to relative performance.

Within the fixed income segment of the fund, the MFS High Income Fund, MFS Emerging Markets Debt Fund and MFS Emerging Markets Debt Local Currency Fund contributed to relative performance as credit performed well during the reporting period.

MFS Aggressive Growth Allocation Fund

Summary of Results

For the twelve months ended May 31, 2017, Class A shares of the MFS Aggressive Growth Allocation Fund (“fund”) provided a total return of 15.22%, at net asset value. This compares with a return of 17.47% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index. The fund’s other benchmark, the MFS Aggressive Growth Allocation Fund Blended Index (“Blended Index”), generated a return of 15.52%. The Blended Index reflects the blended returns of equity and fixed income market indices, with percentage allocations to each index designed to resemble the equity and fixed income allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

Factors Affecting Performance

During the reporting period, the fund’s security selection in US equity funds detracted from relative returns, particularly investments in both the MFS Mid Cap Value Fund and the MFS Value Fund. Conversely, the fund’s investment in the MFS Growth Fund supported relative results as growth outpaced value during the reporting period.

Within the international equity segment, both the MFS Emerging Markets Equity Fund and the MFS International Growth Fund were notable contributors to relative performance.

Commodity and real estate markets underperformed equity markets on a total return basis over the reporting period, detracting from absolute performance. The MFS Global Real Estate Fund contributed positively to relative results, as it outperformed its respective benchmark over the time period.

Respectfully,

Joseph Flaherty

Portfolio Manager

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 5/31/17

The following charts illustrate a representative class of each fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

MFS Conservative Allocation Fund

Growth of a hypothetical $10,000 investment

Average annual total returns through 5/31/17

Average annual without sales charge

Share Class	Class inception date	1-yr	5-yr	10-yr
A	6/28/02	7.71%	6.05%	5.12%
B	6/28/02	6.87%	5.25%	4.36%
C	6/28/02	6.94%	5.27%	4.36%
I	6/28/02	7.99%	6.33%	5.40%
R1	4/01/05	6.93%	5.28%	4.35%
R2	10/31/03	7.44%	5.79%	4.87%
R3	4/01/05	7.70%	6.06%	5.13%
R4	4/01/05	7.98%	6.34%	5.40%
529A	7/31/02	7.65%	6.00%	5.04%
529B	7/31/02	6.87%	5.23%	4.28%
529C	7/31/02	6.84%	5.22%	4.27%

Comparative benchmarks
Bloomberg Barclays U.S. Aggregate Bond Index (f)		1.58%	2.24%	4.46%
MFS Conservative Allocation Fund Blended Index (f)(w)		7.04%	6.53%	4.97%
Bloomberg Commodity Index (f)		(2.45)%	(8.24)%	(6.61)%
FTSE EPRA/NAREIT Developed Real Estate Index (f)		4.01%	9.55%	1.90%
MSCI EAFE Index (net div) (f)		16.44%	10.21%	1.06%
Standard & Poor’s 500 Stock Index (f)		17.47%	15.42%	6.94%

Performance Summary – continued

Average annual with sales charge
Share Class	1-yr	5-yr	10-yr
A With Initial Sales Charge (5.75%)	1.52%	4.80%	4.50%
B With CDSC (Declining over six years from 4% to 0%) (v)	2.87%	4.93%	4.36%
C With CDSC (1% for 12 months) (v)	5.94%	5.27%	4.36%
529A With Initial Sales Charge (5.75%)	1.46%	4.75%	4.42%
529B With CDSC (Declining over six years from 4% to 0%) (v)	2.87%	4.90%	4.28%
529C With CDSC (1% for 12 months) (v)	5.84%	5.22%	4.27%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, and R4 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.
(w)	As of May 31, 2017, the MFS Conservative Allocation Fund Blended Index was comprised of 62% Bloomberg Barclays U.S. Aggregate Bond Index, 28% Standard & Poor’s 500 Stock Index, 8% MSCI EAFE Index (net div), 1% Bloomberg Commodity Index, and 1% FTSE EPRA/NAREIT Developed Real Estate Index.

Performance Summary – continued

MFS Moderate Allocation Fund

Growth of a hypothetical $10,000 investment

Average annual total returns through 5/31/17

Average annual without sales charge

Share Class	Class inception date	1-yr	5-yr	10-yr
A	6/28/02	10.30%	8.19%	5.30%
B	6/28/02	9.43%	7.37%	4.53%
C	6/28/02	9.43%	7.37%	4.53%
I	6/28/02	10.56%	8.46%	5.59%
R1	4/01/05	9.50%	7.39%	4.53%
R2	10/31/03	10.04%	7.91%	5.05%
R3	4/01/05	10.31%	8.19%	5.32%
R4	4/01/05	10.58%	8.46%	5.59%
529A	7/31/02	10.31%	8.15%	5.22%
529B	7/31/02	9.37%	7.32%	4.45%
529C	7/31/02	9.48%	7.33%	4.44%

Comparative benchmarks
Standard & Poor’s 500 Stock Index (f)		17.47%	15.42%	6.94%
MFS Moderate Allocation Fund Blended Index (f)(w)		9.80%	8.51%	4.99%
Bloomberg Barclays U.S. Aggregate Bond Index (f)		1.58%	2.24%	4.46%
Bloomberg Commodity Index (f)		(2.45)%	(8.24)%	(6.61)%
FTSE EPRA/NAREIT Developed Real Estate Index (f)		4.01%	9.55%	1.90%
MSCI EAFE Index (net div) (f)		16.44%	10.21%	1.06%

Performance Summary – continued

Average annual with sales charge
Share Class	1-yr	5-yr	10-yr
A With Initial Sales Charge (5.75%)	3.95%	6.91%	4.68%
B With CDSC (Declining over six years from 4% to 0%) (v)	5.43%	7.06%	4.53%
C With CDSC (1% for 12 months) (v)	8.43%	7.37%	4.53%
529A With Initial Sales Charge (5.75%)	3.97%	6.88%	4.60%
529B With CDSC (Declining over six years from 4% to 0%) (v)	5.37%	7.02%	4.45%
529C With CDSC (1% for 12 months) (v)	8.48%	7.33%	4.44%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, and R4 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.
(w)	As of May 31, 2017, the MFS Moderate Allocation Fund Blended Index was comprised of 41% Bloomberg Barclays U.S. Aggregate Bond Index, 41% Standard & Poor’s 500 Stock Index, 13% MSCI EAFE Index (net div), 3% Bloomberg Commodity Index, and 2% FTSE EPRA/NAREIT Developed Real Estate Index.

Performance Summary – continued

MFS Growth Allocation Fund

Growth of a hypothetical $10,000 investment

Average annual total returns through 5/31/17

Average annual without sales charge

Share Class	Class inception date	1-yr	5-yr	10-yr
A	6/28/02	13.26%	10.23%	5.25%
B	6/28/02	12.43%	9.41%	4.49%
C	6/28/02	12.44%	9.41%	4.49%
I	6/28/02	13.61%	10.51%	5.54%
R1	4/01/05	12.48%	9.41%	4.48%
R2	10/31/03	13.03%	9.97%	5.01%
R3	4/01/05	13.32%	10.25%	5.27%
R4	4/01/05	13.62%	10.50%	5.53%
529A	7/31/02	13.27%	10.19%	5.18%
529B	7/31/02	12.36%	9.36%	4.41%
529C	7/31/02	12.38%	9.36%	4.40%

Comparative benchmarks
Standard & Poor’s 500 Stock Index (f)		17.47%	15.42%	6.94%
MFS Growth Allocation Fund Blended Index (f)(w)		12.63%	10.49%	4.84%
Bloomberg Barclays U.S. Aggregate Bond Index (f)		1.58%	2.24%	4.46%
Bloomberg Commodity Index (f)		(2.45)%	(8.24)%	(6.61)%
FTSE EPRA/NAREIT Developed Real Estate Index (f)		4.01%	9.55%	1.90%
MSCI EAFE Index (net div) (f)		16.44%	10.21%	1.06%

Performance Summary – continued

Average annual with sales charge
Share Class	1-yr	5-yr	10-yr
A With Initial Sales Charge (5.75%)	6.75%	8.94%	4.63%
B With CDSC (Declining over six years from 4% to 0%) (v)	8.43%	9.13%	4.49%
C With CDSC (1% for 12 months) (v)	11.44%	9.41%	4.49%
529A With Initial Sales Charge (5.75%)	6.75%	8.89%	4.56%
529B With CDSC (Declining over six years from 4% to 0%) (v)	8.36%	9.08%	4.41%
529C With CDSC (1% for 12 months) (v)	11.38%	9.36%	4.40%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, and R4 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.
(w)	As of May 31, 2017, the MFS Growth Allocation Fund Blended Index was comprised of 52% Standard & Poor’s 500 Stock Index, 21% Bloomberg Barclays U.S. Aggregate Bond Index, 20% MSCI EAFE Index (net div), 4% Bloomberg Commodity Index, and 3% FTSE EPRA/NAREIT Developed Real Estate Index.

Performance Summary – continued

MFS Aggressive Growth Allocation Fund

Growth of a hypothetical $10,000 investment

Average annual total returns through 5/31/17

Average annual without sales charge

Share Class	Class inception date	1-yr	5-yr	10-yr
A	6/28/02	15.22%	12.10%	5.07%
B	6/28/02	14.39%	11.26%	4.31%
C	6/28/02	14.42%	11.26%	4.31%
I	6/28/02	15.49%	12.37%	5.36%
R1	4/01/05	14.42%	11.26%	4.30%
R2	10/31/03	14.96%	11.82%	4.82%
R3	4/01/05	15.28%	12.10%	5.09%
R4	4/01/05	15.53%	12.40%	5.36%
529A	7/31/02	15.23%	12.06%	4.99%
529B	7/31/02	14.29%	11.21%	4.22%
529C	7/31/02	14.37%	11.22%	4.23%

Comparative benchmarks
Standard & Poor’s 500 Stock Index (f)		17.47%	15.42%	6.94%
MFS Aggressive Growth Allocation Fund Blended Index (f)(w)		15.52%	12.39%	4.56%
Bloomberg Commodity Index (f)		(2.45)%	(8.24)%	(6.61)%
FTSE EPRA/NAREIT Developed Real Estate Index (f)		4.01%	9.55%	1.90%
MSCI EAFE Index (net div) (f)		16.44%	10.21%	1.06%

Performance Summary – continued

Average annual with sales charge
Share Class	1-yr	5-yr	10-yr
A With Initial Sales Charge (5.75%)	8.59%	10.78%	4.45%
B With CDSC (Declining over six years from 4% to 0%) (v)	10.39%	11.00%	4.31%
C With CDSC (1% for 12 months) (v)	13.42%	11.26%	4.31%
529A With Initial Sales Charge (5.75%)	8.60%	10.74%	4.37%
529B With CDSC (Declining over six years from 4% to 0%) (v)	10.29%	10.95%	4.22%
529C With CDSC (1% for 12 months) (v)	13.37%	11.22%	4.23%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, and R4 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.
(w)	As of May 31, 2017, the MFS Aggressive Growth Allocation Fund Blended Index was comprised of 60% Standard & Poor’s 500 Stock Index, 30% MSCI EAFE Index (net div), 5% Bloomberg Commodity Index, and 5% FTSE EPRA/NAREIT Developed Real Estate Index.

Benchmark Definitions

Bloomberg Barclays U.S. Aggregate Bond Index (formerly Barclays U.S. Aggregate Bond Index) – a market capitalization-weighted index that measures the performance of the U.S. investment-grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with at least one year to final maturity.

Bloomberg Commodity Index – a highly liquid and diversified benchmark for the commodity futures market. The index tracks trades on futures contracts for physical commodities, such as energy (petroleum, gas), precious metals (gold, silver), industrial metals (zinc, copper), grains (corn, wheat), livestock (pork bellies), among others, and are traded in a variety of currencies.

FTSE EPRA/NAREIT Developed Real Estate Index – measures the performance of eligible real estate equities worldwide that generate a majority of their revenue and income through the ownership, disposure and development of income-producing real estate.

MSCI EAFE Index (net div) – a market capitalization-weighted index that is designed to measure equity market performance in the developed markets, excluding the U.S. and Canada.

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

Notes to Performance Summary

Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers each fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the funds may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLES

Fund expenses borne by the shareholders during the period, December 1, 2016 through May 31, 2017

As a shareholder of the funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including distribution and service (12b-1) fees; and other fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the funds and to compare these costs with the ongoing costs of investing in other mutual funds.

In addition to the fees and expenses which each fund bears directly, each fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which each fund invests. Because the underlying funds have varied expenses and fee levels and each fund may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by each fund will vary. If these transactional and indirect costs were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period December 1, 2016 through May 31, 2017.

Actual Expenses

The first line for each share class in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following tables provides information about hypothetical account values and hypothetical expenses based on each fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Tables – continued

MFS CONSERVATIVE ALLOCATION FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/16	Ending Account Value 5/31/17	Expenses Paid During Period (p) 12/01/16-5/31/17
A	Actual	0.33%	$1,000.00	$1,065.19	$1.70
	Hypothetical (h)	0.33%	$1,000.00	$1,023.29	$1.66
B	Actual	1.08%	$1,000.00	$1,061.49	$5.55
	Hypothetical (h)	1.08%	$1,000.00	$1,019.55	$5.44
C	Actual	1.08%	$1,000.00	$1,062.09	$5.55
	Hypothetical (h)	1.08%	$1,000.00	$1,019.55	$5.44
I	Actual	0.08%	$1,000.00	$1,067.39	$0.41
	Hypothetical (h)	0.08%	$1,000.00	$1,024.53	$0.40
R1	Actual	1.08%	$1,000.00	$1,061.86	$5.55
	Hypothetical (h)	1.08%	$1,000.00	$1,019.55	$5.44
R2	Actual	0.58%	$1,000.00	$1,064.25	$2.98
	Hypothetical (h)	0.58%	$1,000.00	$1,022.04	$2.92
R3	Actual	0.33%	$1,000.00	$1,065.70	$1.70
	Hypothetical (h)	0.33%	$1,000.00	$1,023.29	$1.66
R4	Actual	0.08%	$1,000.00	$1,066.53	$0.41
	Hypothetical (h)	0.08%	$1,000.00	$1,024.53	$0.40
529A	Actual	0.37%	$1,000.00	$1,065.41	$1.91
	Hypothetical (h)	0.37%	$1,000.00	$1,023.09	$1.87
529B	Actual	1.13%	$1,000.00	$1,061.59	$5.81
	Hypothetical (h)	1.13%	$1,000.00	$1,019.30	$5.69
529C	Actual	1.13%	$1,000.00	$1,061.20	$5.81
	Hypothetical (h)	1.13%	$1,000.00	$1,019.30	$5.69

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher. In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. If these indirect costs were included, your costs would have been higher.

Notes to Expense Table

For the MFS Conservative Allocation Fund, each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above. For Class 529A and Class 529B shares, this rebate reduced the expense ratios above by 0.01%. See Note 3 in the Notes to Financial Statements for additional information.

Expense Tables – continued

MFS MODERATE ALLOCATION FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/16	Ending Account Value 5/31/17	Expenses Paid During Period (p) 12/01/16-5/31/17
A	Actual	0.34%	$1,000.00	$1,086.33	$1.77
	Hypothetical (h)	0.34%	$1,000.00	$1,023.24	$1.72
B	Actual	1.09%	$1,000.00	$1,081.87	$5.66
	Hypothetical (h)	1.09%	$1,000.00	$1,019.50	$5.49
C	Actual	1.09%	$1,000.00	$1,081.79	$5.66
	Hypothetical (h)	1.09%	$1,000.00	$1,019.50	$5.49
I	Actual	0.09%	$1,000.00	$1,087.83	$0.47
	Hypothetical (h)	0.09%	$1,000.00	$1,024.48	$0.45
R1	Actual	1.09%	$1,000.00	$1,082.82	$5.66
	Hypothetical (h)	1.09%	$1,000.00	$1,019.50	$5.49
R2	Actual	0.59%	$1,000.00	$1,084.84	$3.07
	Hypothetical (h)	0.59%	$1,000.00	$1,021.99	$2.97
R3	Actual	0.34%	$1,000.00	$1,086.37	$1.77
	Hypothetical (h)	0.34%	$1,000.00	$1,023.24	$1.72
R4	Actual	0.09%	$1,000.00	$1,087.78	$0.47
	Hypothetical (h)	0.09%	$1,000.00	$1,024.48	$0.45
529A	Actual	0.39%	$1,000.00	$1,086.57	$2.03
	Hypothetical(h)	0.39%	$1,000.00	$1,022.99	$1.97
529B	Actual	1.14%	$1,000.00	$1,081.89	$5.92
	Hypothetical (h)	1.14%	$1,000.00	$1,019.25	$5.74
529C	Actual	1.14%	$1,000.00	$1,082.20	$5.92
	Hypothetical (h)	1.14%	$1,000.00	$1,019.25	$5.74

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher. In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. If these indirect costs were included, your costs would have been higher.

Notes to Expense Table

For the MFS Moderate Allocation Fund, each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above. For Class 529A and Class 529B shares, this rebate reduced the expense ratios above by 0.01%. See Note 3 in the Notes to Financial Statements for additional information.

Expense Tables – continued

MFS GROWTH ALLOCATION FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/16	Ending Account Value 5/31/17	Expenses Paid During Period (p) 12/01/16-5/31/17
A	Actual	0.35%	$1,000.00	$1,108.60	$1.84
	Hypothetical (h)	0.35%	$1,000.00	$1,023.19	$1.77
B	Actual	1.10%	$1,000.00	$1,104.52	$5.77
	Hypothetical (h)	1.10%	$1,000.00	$1,019.45	$5.54
C	Actual	1.10%	$1,000.00	$1,104.35	$5.77
	Hypothetical (h)	1.10%	$1,000.00	$1,019.45	$5.54
I	Actual	0.10%	$1,000.00	$1,109.84	$0.53
	Hypothetical (h)	0.10%	$1,000.00	$1,024.43	$0.50
R1	Actual	1.10%	$1,000.00	$1,104.39	$5.77
	Hypothetical (h)	1.10%	$1,000.00	$1,019.45	$5.54
R2	Actual	0.60%	$1,000.00	$1,107.11	$3.15
	Hypothetical (h)	0.60%	$1,000.00	$1,021.94	$3.02
R3	Actual	0.35%	$1,000.00	$1,109.01	$1.84
	Hypothetical (h)	0.35%	$1,000.00	$1,023.19	$1.77
R4	Actual	0.10%	$1,000.00	$1,110.32	$0.53
	Hypothetical (h)	0.10%	$1,000.00	$1,024.43	$0.50
529A	Actual	0.39%	$1,000.00	$1,108.51	$2.05
	Hypothetical (h)	0.39%	$1,000.00	$1,022.99	$1.97
529B	Actual	1.15%	$1,000.00	$1,104.27	$6.03
	Hypothetical (h)	1.15%	$1,000.00	$1,019.20	$5.79
529C	Actual	1.15%	$1,000.00	$1,104.23	$6.03
	Hypothetical (h)	1.15%	$1,000.00	$1,019.20	$5.79

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher. In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. If these indirect costs were included, your costs would have been higher.

Notes to Expense Table

For the MFS Growth Allocation Fund, each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above and are outside of the expense limitation arrangement. For Class 529A shares, this rebate reduced the expense ratio above by 0.01%. See Note 3 in the Notes to Financial Statements for additional information.

Expense Tables – continued

MFS AGGRESSIVE GROWTH ALLOCATION FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/16	Ending Account Value 5/31/17	Expenses Paid During Period (p) 12/01/16-5/31/17
A	Actual	0.38%	$1,000.00	$1,129.00	$2.02
	Hypothetical (h)	0.38%	$1,000.00	$1,023.04	$1.92
B	Actual	1.13%	$1,000.00	$1,124.51	$5.99
	Hypothetical (h)	1.13%	$1,000.00	$1,019.30	$5.69
C	Actual	1.13%	$1,000.00	$1,124.66	$5.99
	Hypothetical (h)	1.13%	$1,000.00	$1,019.30	$5.69
I	Actual	0.13%	$1,000.00	$1,130.30	$0.69
	Hypothetical (h)	0.13%	$1,000.00	$1,024.28	$0.66
R1	Actual	1.13%	$1,000.00	$1,124.98	$5.99
	Hypothetical (h)	1.13%	$1,000.00	$1,019.30	$5.69
R2	Actual	0.63%	$1,000.00	$1,127.69	$3.34
	Hypothetical (h)	0.63%	$1,000.00	$1,021.79	$3.18
R3	Actual	0.38%	$1,000.00	$1,128.80	$2.02
	Hypothetical (h)	0.38%	$1,000.00	$1,023.04	$1.92
R4	Actual	0.13%	$1,000.00	$1,130.36	$0.69
	Hypothetical (h)	0.13%	$1,000.00	$1,024.28	$0.66
529A	Actual	0.42%	$1,000.00	$1,128.94	$2.23
	Hypothetical (h)	0.42%	$1,000.00	$1,022.84	$2.12
529B	Actual	1.18%	$1,000.00	$1,124.45	$6.25
	Hypothetical (h)	1.18%	$1,000.00	$1,019.05	$5.94
529C	Actual	1.17%	$1,000.00	$1,124.46	$6.20
	Hypothetical (h)	1.17%	$1,000.00	$1,019.10	$5.89

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher. In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. If these indirect costs were included, your costs would have been higher.

Notes to Expense Table

For the MFS Aggressive Growth Allocation Fund, each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above and are outside of the expense limitation arrangement. For Class 529A and Class 529C shares, this rebate reduced the expense ratios above by 0.01%. See Note 3 in the Notes to Financial Statements for additional information.

PORTFOLIO OF INVESTMENTS

5/31/17

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

MFS CONSERVATIVE ALLOCATION FUND

Underlying Affiliated Funds - 100.0%
Issuer	Shares/Par	Value ($)
MFS Absolute Return Fund - Class R6	6,152,193	$58,938,013
MFS Commodity Strategy Fund - Class R6 (v)	4,987,570	28,479,027
MFS Emerging Markets Debt Fund - Class R6	5,921,924	88,769,639
MFS Emerging Markets Debt Local Currency Fund - Class R6	8,395,687	59,273,550
MFS Global Bond Fund - Class R6	16,893,808	148,327,639
MFS Global Real Estate Fund - Class R6	1,911,880	29,175,285
MFS Government Securities Fund - Class R6	29,839,761	294,816,834
MFS Growth Fund - Class R6	2,035,203	179,403,118
MFS High Income Fund - Class R6	42,692,782	148,143,953
MFS Inflation-Adjusted Bond Fund - Class R6	28,141,199	293,512,705
MFS International Growth Fund - Class R6	1,916,847	59,709,794
MFS International Value Fund - Class R6	1,455,526	59,763,913
MFS Limited Maturity Fund - Class R6	49,105,422	293,650,421
MFS Mid Cap Growth Fund - Class R6	7,174,595	119,528,756
MFS Mid Cap Value Fund - Class R6	5,199,733	117,253,984
MFS New Discovery Fund - Class R6	1,020,535	29,544,479
MFS New Discovery Value Fund - Class R6	1,957,154	28,809,302
MFS Research Fund - Class R6	4,306,955	177,920,308
MFS Research International Fund - Class R6	6,739,085	119,012,234
MFS Total Return Bond Fund - Class R6	41,291,639	443,472,207
MFS Value Fund - Class R6	4,631,715	177,394,697
Total Underlying Affiliated Funds (Identified Cost, $2,376,278,583)		$2,954,899,858

Money Market Funds - 0.0%
MFS Institutional Money Market Portfolio, 0.87% (v) (Identified Cost, $767,771)	767,771	$767,771
Total Investments (Identified Cost, $2,377,046,354)		$2,955,667,629

Other Assets, Less Liabilities - 0.0%		861,223
Net Assets – 100.0%		$2,956,528,852

See Portfolio Footnotes and Notes to Financial Statements

Portfolio of Investments – continued

MFS MODERATE ALLOCATION FUND

Underlying Affiliated Funds - 100.0%
Issuer	Shares/Par	Value ($)
MFS Absolute Return Fund - Class R6	6,117,056	$58,601,392
MFS Commodity Strategy Fund - Class R6 (v)	29,520,904	168,564,363
MFS Emerging Markets Debt Fund - Class R6	11,792,005	176,762,151
MFS Emerging Markets Debt Local Currency Fund - Class R6	16,739,266	118,179,220
MFS Global Bond Fund - Class R6	33,648,324	295,432,285
MFS Global Real Estate Fund - Class R6	7,579,515	115,663,407
MFS Government Securities Fund - Class R6	59,206,467	584,959,898
MFS Growth Fund - Class R6	5,421,964	477,946,093
MFS High Income Fund - Class R6	85,028,323	295,048,282
MFS Inflation-Adjusted Bond Fund - Class R6	39,061,305	407,409,411
MFS International Growth Fund - Class R6	5,759,174	179,398,267
MFS International New Discovery Fund - Class R6	1,817,551	59,597,484
MFS International Value Fund - Class R6	4,368,877	179,386,100
MFS Mid Cap Growth Fund - Class R6	25,094,907	418,081,152
MFS Mid Cap Value Fund - Class R6	18,142,807	409,120,293
MFS New Discovery Fund - Class R6	3,061,031	88,616,839
MFS New Discovery Value Fund - Class R6	5,853,428	86,162,468
MFS Research Fund - Class R6	11,473,003	473,949,768
MFS Research International Fund - Class R6	20,244,725	357,521,845
MFS Total Return Bond Fund - Class R6	43,728,904	469,648,426
MFS Value Fund - Class R6	12,333,618	472,377,559
Total Underlying Affiliated Funds (Identified Cost, $4,488,376,861)		$5,892,426,703

Money Market Funds - 0.0%
MFS Institutional Money Market Portfolio, 0.87% (v) (Identified Cost, $1,054)	1,054	$1,054
Total Investments (Identified Cost, $4,488,377,915)		$5,892,427,757

Other Assets, Less Liabilities - 0.0%		2,417,495
Net Assets - 100.0%		$5,894,845,252

See Portfolio Footnotes and Notes to Financial Statements

Portfolio of Investments – continued

MFS GROWTH ALLOCATION FUND

Underlying Affiliated Funds - 99.8%
Issuer	Shares/Par	Value ($)
MFS Absolute Return Fund - Class R6	5,213,504	$49,945,369
MFS Commodity Strategy Fund - Class R6 (v)	33,359,387	190,482,098
MFS Emerging Markets Debt Fund - Class R6	10,054,591	150,718,312
MFS Emerging Markets Debt Local Currency Fund - Class R6	14,298,358	100,946,407
MFS Emerging Markets Equity Fund - Class R6	1,592,705	50,982,490
MFS Global Bond Fund - Class R6	11,482,102	100,812,856
MFS Global Real Estate Fund - Class R6	9,674,162	147,627,715
MFS Growth Fund - Class R6	6,436,608	567,387,034
MFS High Income Fund - Class R6	72,525,766	251,664,407
MFS Inflation-Adjusted Bond Fund - Class R6	23,752,635	247,739,982
MFS International Growth Fund - Class R6	8,303,706	258,660,442
MFS International New Discovery Fund - Class R6	3,136,049	102,831,055
MFS International Value Fund - Class R6	6,296,981	258,554,042
MFS Mid Cap Growth Fund - Class R6	27,853,381	464,037,325
MFS Mid Cap Value Fund - Class R6	19,932,857	449,485,931
MFS New Discovery Fund - Class R6	3,506,114	101,502,003
MFS New Discovery Value Fund - Class R6	6,661,221	98,053,175
MFS Research Fund - Class R6	9,865,286	407,534,960
MFS Research International Fund - Class R6	20,408,748	360,418,484
MFS Total Return Bond Fund - Class R6	13,965,104	149,985,220
MFS Value Fund - Class R6	14,538,862	556,838,427
Total Underlying Affiliated Funds (Identified Cost, $3,454,720,663)		$5,066,207,734

Money Market Funds - 0.1%
MFS Institutional Money Market Portfolio, 0.87% (v) (Identified Cost, $7,938,778)	7,939,564	$7,939,564
Total Investments (Identified Cost, $3,462,659,441)		$5,074,147,298

Other Assets, Less Liabilities - 0.1%		2,742,674
Net Assets - 100.0%		$5,076,889,972

See Portfolio Footnotes and Notes to Financial Statements

Portfolio of Investments – continued

MFS AGGRESSIVE GROWTH ALLOCATION FUND

Underlying Affiliated Funds - 100.0%
Issuer	Shares/Par	Value ($)
MFS Commodity Strategy Fund - Class R6 (v)	14,005,264	$79,970,060
MFS Emerging Markets Equity Fund - Class R6	1,073,682	34,368,552
MFS Global Real Estate Fund - Class R6	5,408,441	82,532,815
MFS Growth Fund - Class R6	2,568,291	226,394,832
MFS International Growth Fund - Class R6	4,501,826	140,231,899
MFS International New Discovery Fund - Class R6	2,117,575	69,435,290
MFS International Value Fund - Class R6	3,409,462	139,992,497
MFS Mid Cap Growth Fund - Class R6	10,449,098	174,081,967
MFS Mid Cap Value Fund - Class R6	7,368,930	166,169,374
MFS New Discovery Fund - Class R6	1,470,344	42,566,455
MFS New Discovery Value Fund - Class R6	2,777,438	40,883,883
MFS Research Fund - Class R6	3,723,930	153,835,567
MFS Research International Fund - Class R6	7,891,190	139,358,419
MFS Value Fund - Class R6	5,712,667	218,795,138
Total Underlying Affiliated Funds (Identified Cost, $1,035,785,972)		$1,708,616,748

Money Market Funds - 0.1%
MFS Institutional Money Market Portfolio, 0.87% (v) (Identified Cost, $1,415,557)	1,415,557	$1,415,557
Total Investments (Identified Cost, $1,037,201,529)		$1,710,032,305

Other Assets, Less Liabilities - (0.1)%		(1,070,303)
Net Assets - 100.0%		$1,708,962,002

Portfolio Footnotes:

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

See Notes to Financial Statements

Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES

At 5/31/17

These statements represent each fund’s balance sheet, which details the assets and liabilities comprising the total value of each fund.

	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Assets
Investments
Underlying affiliated funds, at value (Identified cost, $2,377,046,354, $4,488,377,915, $3,462,659,441, and $1,037,201,529, respectively)	$2,955,667,629	$5,892,427,757	$5,074,147,298	$1,710,032,305
Receivables for
Investments sold	3,369,000	18,607,831	13,677,831	2,633,189
Fund shares sold	4,854,789	6,835,631	4,896,451	1,821,212
Receivable from investment adviser	—	—	106,052	78,483
Other assets	7,939	14,749	12,544	4,315
Total assets	$2,963,899,357	$5,917,885,968	$5,092,840,176	$1,714,569,504

Liabilities
Payable to custodian	$—	$2,410,980	$—	$—
Payables for
Investments purchased	70,228	—	—	518,480
Fund shares reacquired	6,635,435	19,169,019	14,453,628	4,434,106
Payable to affiliates
Administrator	96	96	—	—
Shareholder servicing costs	429,079	1,025,321	1,076,492	478,042
Distribution and service fees	68,466	135,938	112,685	33,323
Program manager fee	447	831	818	462
Payable for independent Trustees’ compensation	117	632	276	229
Accrued expenses and other liabilities	166,637	297,899	306,305	142,860
Total liabilities	$7,370,505	$23,040,716	$15,950,204	$5,607,502
Net assets	$2,956,528,852	$5,894,845,252	$5,076,889,972	$1,708,962,002

Net assets consist of
Paid-in capital	$2,385,635,799	$4,466,218,918	$3,449,240,386	$1,033,430,385
Unrealized appreciation (depreciation) on investments	578,621,275	1,404,049,842	1,611,487,857	672,830,776
Accumulated net realized gain (loss) on investments	(16,752,263)	5,547,590	1,815,062	4,350,321
Accumulated undistributed (distributions in excess of) net investment income	9,024,041	19,028,902	14,346,667	(1,649,480)
Net assets	$2,956,528,852	$5,894,845,252	$5,076,889,972	$1,708,962,002

Statements of Assets and Liabilities – continued

	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Net assets
Class A	$1,330,750,528	$3,077,471,382	$2,758,649,807	$778,994,846
Class B	137,431,133	293,063,652	237,524,953	65,286,914
Class C	670,913,889	1,181,728,123	934,657,948	274,449,710
Class I	271,959,728	206,825,699	151,864,877	112,479,323
Class R1	14,640,998	31,037,202	33,853,849	16,834,831
Class R2	85,186,713	191,973,608	182,743,884	77,558,318
Class R3	146,688,264	344,820,870	235,278,559	142,459,486
Class R4	135,695,302	264,588,957	243,759,514	72,010,812
Class 529A	109,297,206	210,074,909	211,825,215	129,293,623
Class 529B	6,852,409	14,213,774	12,439,085	5,356,910
Class 529C	47,112,682	79,047,076	74,292,281	34,237,229
Total net assets	$2,956,528,852	$5,894,845,252	$5,076,889,972	$1,708,962,002

Shares of beneficial interest outstanding
Class A	86,233,440	177,183,196	139,015,556	35,731,117
Class B	8,963,345	17,073,905	12,092,400	3,041,694
Class C	44,148,931	69,299,198	48,074,113	12,909,569
Class I	17,468,908	11,753,288	7,585,837	5,079,366
Class R1	981,507	1,856,720	1,775,323	802,915
Class R2	5,673,230	11,285,611	9,415,338	3,631,684
Class R3	9,581,453	20,001,927	11,956,670	6,587,063
Class R4	8,786,771	15,243,628	12,288,616	3,292,601
Class 529A	7,118,435	12,153,560	10,754,023	5,969,429
Class 529B	453,559	836,380	639,058	252,420
Class 529C	3,128,796	4,681,019	3,867,565	1,632,865
Total shares of beneficial interest outstanding	192,538,375	341,368,432	257,464,499	78,930,723

Class A shares
Net asset value per share
(net assets / shares of beneficial interest outstanding)	$15.43	$17.37	$19.84	$21.80
Offering price per share (100 / 94.25 × net asset value per share)	$16.37	$18.43	$21.05	$23.13

Class B shares
Net asset value and offering price per share
(net assets / shares of beneficial interest outstanding)	$15.33	$17.16	$19.64	$21.46

Class C shares
Net asset value and offering price per share
(net assets / shares of beneficial interest outstanding)	$15.20	$17.05	$19.44	$21.26

Class I shares
Net asset value, offering price, and redemption price per share
(net assets / shares of beneficial interest outstanding)	$15.57	$17.60	$20.02	$22.14

Class R1 shares
Net asset value, offering price, and redemption price per share
(net assets / shares of beneficial interest outstanding)	$14.92	$16.72	$19.07	$20.97

Class R2 shares
Net asset value, offering price, and redemption price per share
(net assets / shares of beneficial interest outstanding)	$15.02	$17.01	$19.41	$21.36

Statements of Assets and Liabilities – continued

	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Class R3 shares
Net asset value, offering price, and redemption price per share
(net assets / shares of beneficial interest outstanding)	$15.31	$17.24	$19.68	$21.63

Class R4 shares
Net asset value, offering price, and redemption price per share
(net assets / shares of beneficial interest outstanding)	$15.44	$17.36	$19.84	$21.87

Class 529A shares
Net asset value and redemption price per share
(net assets / shares of beneficial interest outstanding)	$15.35	$17.29	$19.70	$21.66
Offering price per share (100 / 94.25 × net asset value per share)	$16.29	$18.34	$20.90	$22.98

Class 529B shares
Net asset value and offering price per share
(net assets / shares of beneficial interest outstanding)	$15.11	$16.99	$19.46	$21.22

Class 529C shares
Net asset value and offering price per share
(net assets / shares of beneficial interest outstanding)	$15.06	$16.89	$19.21	$20.97

Shares outstanding are rounded for presentation purposes.

On sales of $50,000 or more, the maximum offering price of Class A and Class 529A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares.

See Notes to Financial Statements

Financial Statements

STATEMENTS OF OPERATIONS

Year ended 5/31/17

These statements describe how much each fund earned in investment income and accrued in expenses. They also describe any gains or losses generated by each fund’s operations.

	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Net investment income
Dividends from underlying affiliated funds	$61,426,513	$113,838,915	$86,059,346	$22,593,062
Other	238	243	205	220
Total investment income	$61,426,751	$113,839,158	$86,059,551	$22,593,282
Expenses
Distribution and service fees	$13,740,108	$27,324,156	$22,453,222	$6,996,058
Shareholder servicing costs	1,689,582	4,081,595	4,328,148	1,989,692
Program manager fees	148,445	291,209	276,305	158,147
Administrative services fee	17,500	17,500	17,500	17,500
Independent Trustees’ compensation	47,742	101,257	83,745	36,266
Custodian fee	81,266	113,463	92,858	42,892
Reimbursement of custodian expenses	(20,519)	(20,600)	(13,699)	(16,578)
Shareholder communications	235,602	525,697	601,514	206,897
Audit and tax fees	35,987	37,232	36,820	35,443
Legal fees	31,977	64,040	53,875	18,444
Miscellaneous	234,452	330,180	310,201	183,576
Total expenses	$16,242,142	$32,865,729	$28,240,489	$9,668,337
Reduction of expenses by investment adviser and distributor	(97,593)	(202,324)	(555,372)	(472,537)
Net expenses	$16,144,549	$32,663,405	$27,685,117	$9,195,800
Net investment income	$45,282,202	$81,175,753	$58,374,434	$13,397,482

Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investments from underlying affiliated funds	$16,396,596	$13,196,870	$13,630,113	$4,127,624
Capital gain distributions from underlying affiliated funds	22,370,462	67,484,597	71,050,388	27,709,424
Net realized gain (loss) on investments	$38,767,058	$80,681,467	$84,680,501	$31,837,048
Change in unrealized appreciation (depreciation) on investments	$131,133,833	$412,888,537	$481,069,233	$188,460,048
Net realized and unrealized gain (loss) on investments	$169,900,891	$493,570,004	$565,749,734	$220,297,096
Change in net assets from operations	$215,183,093	$574,745,757	$624,124,168	$233,694,578

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

Year ended 5/31/17	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Change in net assets

From operations
Net investment income	$45,282,202	$81,175,753	$58,374,434	$13,397,482
Net realized gain (loss) on investments	38,767,058	80,681,467	84,680,501	31,837,048
Net unrealized gain (loss) on investments	131,133,833	412,888,537	481,069,233	188,460,048
Change in net assets from operations	$215,183,093	$574,745,757	$624,124,168	$233,694,578

Distributions declared to shareholders
From net investment income	$(45,824,041)	$(74,597,272)	$(50,301,204)	$(13,000,263)
From net realized gain on investments	(22,620,610)	(76,832,679)	(79,905,445)	(30,032,619)
Total distributions declared to shareholders	$(68,444,651)	$(151,429,951)	$(130,206,649)	$(43,032,882)
Change in net assets from fund share transactions	$(243,185,823)	$(816,836,537)	$(662,540,855)	$(176,479,319)
Total change in net assets	$(96,447,381)	$(393,520,731)	$(168,623,336)	$14,182,377

Net assets
At beginning of period	3,052,976,233	6,288,365,983	5,245,513,308	1,694,779,625
At end of period	$2,956,528,852	$5,894,845,252	$5,076,889,972	$1,708,962,002
Accumulated undistributed (distributions in excess of) net investment income included in net assets at end of period	$9,024,041	$19,028,902	$14,346,667	$(1,649,480)

Year ended 5/31/16	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Change in net assets

From operations
Net investment income	$36,907,357	$63,944,739	$41,509,214	$7,438,353
Net realized gain (loss) on investments	25,796,392	154,849,435	130,853,508	58,085,253
Net unrealized gain (loss) on investments	(61,036,399)	(265,237,191)	(248,038,967)	(95,239,078)
Change in net assets from operations	$1,667,350	$(46,443,017)	$(75,676,245)	$(29,715,472)

Distributions declared to shareholders
From net investment income	$(40,048,611)	$(77,608,676)	$(68,898,928)	$(22,599,807)
From net realized gain on investments	(33,586,955)	(250,601,490)	(159,093,333)	(57,545,072)
Total distributions declared to shareholders	$(73,635,566)	$(328,210,166)	$(227,992,261)	$(80,144,879)
Change in net assets from fund share transactions	$57,039,041	$92,844,187	$140,022,579	$39,733,331
Total change in net assets	$(14,929,175)	$(281,808,996)	$(163,645,927)	$(70,127,020)

Net assets
At beginning of period	3,067,905,408	6,570,174,979	5,409,159,235	1,764,906,645
At end of period	$3,052,976,233	$6,288,365,983	$5,245,513,308	$1,694,779,625
Accumulated undistributed (distributions in excess of) net investment income included in net assets at end of period	$9,565,880	$12,450,421	$6,273,437	$(2,046,699)

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

MFS CONSERVATIVE ALLOCATION FUND

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 5/31
Class A	2017		2016	2015	2014	2013
Net asset value, beginning of period	$14.69		$15.05	$14.91	$14.06	$12.93

Income (loss) from investment operations
Net investment income (d)(l)	$0.26	(c)	$0.21	$0.25	$0.26	$0.27
Net realized and unrealized gain (loss) on investments	0.85		(0.18)	0.22	0.86	1.18
Total from investment operations	$1.11		$0.03	$0.47	$1.12	$1.45

Less distributions declared to shareholders
From net investment income	$(0.26)		$(0.23)	$(0.28)	$(0.27)	$(0.32)
From net realized gain on investments	(0.11)		(0.16)	(0.05)	—	—
Total distributions declared to shareholders	$(0.37)		$(0.39)	$(0.33)	$(0.27)	$(0.32)
Net asset value, end of period (x)	$15.43		$14.69	$15.05	$14.91	$14.06
Total return (%) (r)(s)(t)(x)	7.71	(c)	0.27	3.16	8.10	11.36

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.33	(c)	0.33	0.33	0.32	0.32
Expenses after expense reductions (f)(h)	0.33	(c)	0.33	0.33	0.32	0.32
Net investment income (l)	1.72	(c)	1.45	1.70	1.80	1.99
Portfolio turnover	3		5	9	5	5
Net assets at end of period (000 omitted)	$1,330,751		$1,435,774	$1,423,985	$1,355,910	$1,197,922

	Years ended 5/31
Class B	2017		2016	2015	2014	2013
Net asset value, beginning of period	$14.60		$14.95	$14.82	$13.97	$12.85

Income (loss) from investment operations
Net investment income (d)(l)	$0.14	(c)	$0.10	$0.14	$0.15	$0.17
Net realized and unrealized gain (loss) on investments	0.85		(0.17)	0.21	0.87	1.17
Total from investment operations	$0.99		$(0.07)	$0.35	$1.02	$1.34

Less distributions declared to shareholders
From net investment income	$(0.15)		$(0.12)	$(0.17)	$(0.17)	$(0.22)
From net realized gain on investments	(0.11)		(0.16)	(0.05)	—	—
Total distributions declared to shareholders	$(0.26)		$(0.28)	$(0.22)	$(0.17)	$(0.22)
Net asset value, end of period (x)	$15.33		$14.60	$14.95	$14.82	$13.97
Total return (%) (r)(s)(t)(x)	6.87	(c)	(0.43)	2.34	7.34	10.51

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.08	(c)	1.08	1.08	1.07	1.07
Expenses after expense reductions (f)(h)	1.08	(c)	1.08	1.08	1.07	1.07
Net investment income (l)	0.97	(c)	0.71	0.95	1.04	1.24
Portfolio turnover	3		5	9	5	5
Net assets at end of period (000 omitted)	$137,431		$150,726	$165,711	$172,845	$166,748

See Notes to Financial Statements

Financial Highlights – continued

MFS CONSERVATIVE ALLOCATION FUND – continued

	Years ended 5/31
Class C	2017		2016	2015	2014	2013
Net asset value, beginning of period	$14.47		$14.83	$14.70	$13.87	$12.76

Income (loss) from investment operations
Net investment income (d)(l)	$0.14	(c)	$0.10	$0.14	$0.15	$0.17
Net realized and unrealized gain (loss) on investments	0.85		(0.18)	0.21	0.85	1.16
Total from investment operations	$0.99		$(0.08)	$0.35	$1.00	$1.33

Less distributions declared to shareholders
From net investment income	$(0.15)		$(0.12)	$(0.17)	$(0.17)	$(0.22)
From net realized gain on investments	(0.11)		(0.16)	(0.05)	—	—
Total distributions declared to shareholders	$(0.26)		$(0.28)	$(0.22)	$(0.17)	$(0.22)
Net asset value, end of period (x)	$15.20		$14.47	$14.83	$14.70	$13.87
Total return (%) (r)(s)(t)(x)	6.94	(c)	(0.48)	2.39	7.30	10.54

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.08	(c)	1.08	1.08	1.08	1.07
Expenses after expense reductions (f)(h)	1.08	(c)	1.08	1.08	1.07	1.07
Net investment income (l)	0.97	(c)	0.71	0.95	1.05	1.24
Portfolio turnover	3		5	9	5	5
Net assets at end of period (000 omitted)	$670,914		$727,084	$748,188	$671,757	$503,578

	Years ended 5/31
Class I	2017		2016	2015	2014	2013
Net asset value, beginning of period	$14.82		$15.17	$15.03	$14.17	$13.03

Income (loss) from investment operations
Net investment income (d)(l)	$0.29	(c)	$0.24	$0.28	$0.30	$0.31
Net realized and unrealized gain (loss) on investments	0.87		(0.17)	0.23	0.87	1.18
Total from investment operations	$1.16		$0.07	$0.51	$1.17	$1.49

Less distributions declared to shareholders
From net investment income	$(0.30)		$(0.26)	$(0.32)	$(0.31)	$(0.35)
From net realized gain on investments	(0.11)		(0.16)	(0.05)	—	—
Total distributions declared to shareholders	$(0.41)		$(0.42)	$(0.37)	$(0.31)	$(0.35)
Net asset value, end of period (x)	$15.57		$14.82	$15.17	$15.03	$14.17
Total return (%) (r)(s)(t)(x)	7.99	(c)	0.58	3.39	8.38	11.61

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.08	(c)	0.08	0.09	0.08	0.07
Expenses after expense reductions (f)(h)	0.08	(c)	0.08	0.09	0.08	0.07
Net investment income (l)	1.92	(c)	1.66	1.84	2.04	2.23
Portfolio turnover	3		5	9	5	5
Net assets at end of period (000 omitted)	$271,960		$203,031	$160,405	$102,563	$71,965

See Notes to Financial Statements

Financial Highlights – continued

MFS CONSERVATIVE ALLOCATION FUND – continued

	Years ended 5/31
Class R1	2017		2016	2015	2014	2013
Net asset value, beginning of period	$14.21		$14.56	$14.44	$13.62	$12.53

Income (loss) from investment operations
Net investment income (d)(l)	$0.14	(c)	$0.10	$0.14	$0.14	$0.17
Net realized and unrealized gain (loss) on investments	0.83		(0.17)	0.20	0.85	1.14
Total from investment operations	$0.97		$(0.07)	$0.34	$0.99	$1.31

Less distributions declared to shareholders
From net investment income	$(0.15)		$(0.12)	$(0.17)	$(0.17)	$(0.22)
From net realized gain on investments	(0.11)		(0.16)	(0.05)	—	—
Total distributions declared to shareholders	$(0.26)		$(0.28)	$(0.22)	$(0.17)	$(0.22)
Net asset value, end of period (x)	$14.92		$14.21	$14.56	$14.44	$13.62
Total return (%) (r)(s)(t)(x)	6.93	(c)	(0.42)	2.33	7.35	10.55

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.08	(c)	1.08	1.08	1.07	1.07
Expenses after expense reductions (f)(h)	1.08	(c)	1.08	1.08	1.07	1.07
Net investment income (l)	0.97	(c)	0.71	0.98	1.04	1.26
Portfolio turnover	3		5	9	5	5
Net assets at end of period (000 omitted)	$14,641		$18,875	$21,493	$23,321	$23,026

	Years ended 5/31
Class R2	2017		2016	2015	2014	2013
Net asset value, beginning of period	$14.31		$14.66	$14.54	$13.71	$12.62

Income (loss) from investment operations
Net investment income (d)(l)	$0.22	(c)	$0.17	$0.21	$0.21	$0.23
Net realized and unrealized gain (loss) on investments	0.82		(0.17)	0.20	0.86	1.15
Total from investment operations	$1.04		$0.00 (w)	$0.41	$1.07	$1.38

Less distributions declared to shareholders
From net investment income	$(0.22)		$(0.19)	$(0.24)	$(0.24)	$(0.29)
From net realized gain on investments	(0.11)		(0.16)	(0.05)	—	—
Total distributions declared to shareholders	$(0.33)		$(0.35)	$(0.29)	$(0.24)	$(0.29)
Net asset value, end of period (x)	$15.02		$14.31	$14.66	$14.54	$13.71
Total return (%) (r)(s)(t)(x)	7.44	(c)	0.09	2.85	7.90	11.04

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.58	(c)	0.58	0.58	0.57	0.57
Expenses after expense reductions (f)(h)	0.58	(c)	0.58	0.58	0.57	0.57
Net investment income (l)	1.48	(c)	1.23	1.44	1.53	1.74
Portfolio turnover	3		5	9	5	5
Net assets at end of period (000 omitted)	$85,187		$97,053	$112,187	$118,105	$112,807

See Notes to Financial Statements

Financial Highlights – continued

MFS CONSERVATIVE ALLOCATION FUND – continued

	Years ended 5/31
Class R3	2017		2016	2015	2014	2013
Net asset value, beginning of period	$14.58		$14.93	$14.80	$13.96	$12.83

Income (loss) from investment operations
Net investment income (d)(l)	$0.25	(c)	$0.21	$0.25	$0.26	$0.27
Net realized and unrealized gain (loss) on investments	0.85		(0.17)	0.21	0.85	1.18
Total from investment operations	$1.10		$0.04	$0.46	$1.11	$1.45

Less distributions declared to shareholders
From net investment income	$(0.26)		$(0.23)	$(0.28)	$(0.27)	$(0.32)
From net realized gain on investments	(0.11)		(0.16)	(0.05)	—	—
Total distributions declared to shareholders	$(0.37)		$(0.39)	$(0.33)	$(0.27)	$(0.32)
Net asset value, end of period (x)	$15.31		$14.58	$14.93	$14.80	$13.96
Total return (%) (r)(s)(t)(x)	7.70	(c)	0.34	3.12	8.08	11.45

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.33	(c)	0.33	0.33	0.32	0.32
Expenses after expense reductions (f)(h)	0.33	(c)	0.33	0.33	0.32	0.32
Net investment income (l)	1.71	(c)	1.46	1.69	1.81	1.99
Portfolio turnover	3		5	9	5	5
Net assets at end of period (000 omitted)	$146,688		$172,074	$181,348	$168,208	$161,521

	Years ended 5/31
Class R4	2017		2016	2015	2014	2013
Net asset value, beginning of period	$14.70		$15.06	$14.92	$14.07	$12.93

Income (loss) from investment operations
Net investment income (d)(l)	$0.29	(c)	$0.25	$0.29	$0.29	$0.30
Net realized and unrealized gain (loss) on investments	0.86		(0.19)	0.22	0.87	1.19
Total from investment operations	$1.15		$0.06	$0.51	$1.16	$1.49

Less distributions declared to shareholders
From net investment income	$(0.30)		$(0.26)	$(0.32)	$(0.31)	$(0.35)
From net realized gain on investments	(0.11)		(0.16)	(0.05)	—	—
Total distributions declared to shareholders	$(0.41)		$(0.42)	$(0.37)	$(0.31)	$(0.35)
Net asset value, end of period (x)	$15.44		$14.70	$15.06	$14.92	$14.07
Total return (%) (r)(s)(t)(x)	7.98	(c)	0.52	3.42	8.36	11.70

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.08	(c)	0.08	0.08	0.08	0.07
Expenses after expense reductions (f)(h)	0.08	(c)	0.08	0.08	0.08	0.07
Net investment income (l)	1.95	(c)	1.73	1.95	1.98	2.23
Portfolio turnover	3		5	9	5	5
Net assets at end of period (000 omitted)	$135,695		$109,923	$123,347	$84,264	$22,688
See Notes to Financial Statements

Financial Highlights – continued

MFS CONSERVATIVE ALLOCATION FUND – continued

	Years ended 5/31
Class 529A	2017		2016	2015	2014	2013
Net asset value, beginning of period	$14.62		$14.97	$14.84	$13.99	$12.87

Income (loss) from investment operations
Net investment income (d)(l)	$0.25	(c)	$0.20	$0.26	$0.25	$0.26
Net realized and unrealized gain (loss) on investments	0.84		(0.17)	0.19	0.87	1.17
Total from investment operations	$1.09		$0.03	$0.45	$1.12	$1.43

Less distributions declared to shareholders
From net investment income	$(0.25)		$(0.22)	$(0.27)	$(0.27)	$(0.31)
From net realized gain on investments	(0.11)		(0.16)	(0.05)	—	—
Total distributions declared to shareholders	$(0.36)		$(0.38)	$(0.32)	$(0.27)	$(0.31)
Net asset value, end of period (x)	$15.35		$14.62	$14.97	$14.84	$13.99
Total return (%) (r)(s)(t)(x)	7.65	(c)	0.30	3.06	8.09	11.27

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.43	(c)	0.43	0.43	0.42	0.42
Expenses after expense reductions (f)(h)	0.37	(c)	0.37	0.37	0.37	0.37
Net investment income (l)	1.66	(c)	1.41	1.77	1.74	1.94
Portfolio turnover	3		5	9	5	5
Net assets at end of period (000 omitted)	$109,297		$89,761	$83,149	$116,559	$97,214

	Years ended 5/31
Class 529B	2017		2016	2015	2014	2013
Net asset value, beginning of period	$14.39		$14.74	$14.61	$13.77	$12.66

Income (loss) from investment operations
Net investment income (d)(l)	$0.13	(c)	$0.10	$0.15	$0.14	$0.16
Net realized and unrealized gain (loss) on investments	0.84		(0.18)	0.19	0.86	1.16
Total from investment operations	$0.97		$(0.08)	$0.34	$1.00	$1.32

Less distributions declared to shareholders
From net investment income	$(0.14)		$(0.11)	$(0.16)	$(0.16)	$(0.21)
From net realized gain on investments	(0.11)		(0.16)	(0.05)	—	—
Total distributions declared to shareholders	$(0.25)		$(0.27)	$(0.21)	$(0.16)	$(0.21)
Net asset value, end of period (x)	$15.11		$14.39	$14.74	$14.61	$13.77
Total return (%) (r)(s)(t)(x)	6.87	(c)	(0.48)	2.31	7.30	10.49

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.18	(c)	1.18	1.18	1.17	1.17
Expenses after expense reductions (f)(h)	1.12	(c)	1.13	1.13	1.12	1.12
Net investment income (l)	0.90	(c)	0.68	1.01	0.99	1.20
Portfolio turnover	3		5	9	5	5
Net assets at end of period (000 omitted)	$6,852		$6,349	$6,953	$10,719	$11,707

See Notes to Financial Statements

Financial Highlights – continued

MFS CONSERVATIVE ALLOCATION FUND – continued

	Years ended 5/31
Class 529C	2017		2016	2015	2014	2013
Net asset value, beginning of period	$14.35		$14.70	$14.58	$13.75	$12.65

Income (loss) from investment operations
Net investment income (d)(l)	$0.13	(c)	$0.09	$0.15	$0.14	$0.16
Net realized and unrealized gain (loss) on investments	0.84		(0.17)	0.18	0.85	1.16
Total from investment operations	$0.97		$(0.08)	$0.33	$0.99	$1.32

Less distributions declared to shareholders
From net investment income	$(0.15)		$(0.11)	$(0.16)	$(0.16)	$(0.22)
From net realized gain on investments	(0.11)		(0.16)	(0.05)	—	—
Total distributions declared to shareholders	$(0.26)		$(0.27)	$(0.21)	$(0.16)	$(0.22)
Net asset value, end of period (x)	$15.06		$14.35	$14.70	$14.58	$13.75
Total return (%) (r)(s)(t)(x)	6.84	(c)	(0.45)	2.28	7.29	10.49

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.18	(c)	1.18	1.18	1.17	1.17
Expenses after expense reductions (f)(h)	1.13	(c)	1.13	1.13	1.12	1.12
Net investment income (l)	0.90	(c)	0.65	1.02	1.00	1.19
Portfolio turnover	3		5	9	5	5
Net assets at end of period (000 omitted)	$47,113		$42,328	$41,140	$58,530	$49,778
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher. See Note 2 in the Notes to Financial Statements for additional information.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(h)	In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying affiliated funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund. Because the underlying affiliated funds have varied expense and fee levels and the fund may own different proportions of the underlying affiliated funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.
(l)	Recognition of net investment income by the fund may be affected by the timing of the declaration of dividends by the underlying affiliated funds in which the fund invests. The ratios and per share amounts do not include net investment income of the underlying affiliated funds in which the fund invests.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

Financial Highlights – continued

MFS MODERATE ALLOCATION FUND

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 5/31
Class A	2017		2016	2015	2014	2013
Net asset value, beginning of period	$16.19		$17.17	$16.86	$15.40	$13.54

Income (loss) from investment operations
Net investment income (d)(l)	$0.26	(c)	$0.20	$0.26	$0.25	$0.25
Net realized and unrealized gain (loss) on investments	1.37		(0.28)	0.40	1.48	1.94
Total from investment operations	$1.63		$(0.08)	$0.66	$1.73	$2.19

Less distributions declared to shareholders
From net investment income	$(0.24)		$(0.24)	$(0.31)	$(0.27)	$(0.33)
From net realized gain on investments	(0.21)		(0.66)	(0.04)	—	—
Total distributions declared to shareholders	$(0.45)		$(0.90)	$(0.35)	$(0.27)	$(0.33)
Net asset value, end of period (x)	$17.37		$16.19	$17.17	$16.86	$15.40
Total return (%) (r)(s)(t)(x)	10.30	(c)	(0.31)	4.02	11.34	16.40

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.34	(c)	0.34	0.34	0.33	0.33
Expenses after expense reductions (f)(h)	0.34	(c)	0.33	0.34	0.33	0.33
Net investment income (l)	1.55	(c)	1.23	1.53	1.58	1.72
Portfolio turnover	1		2	8	2	5
Net assets at end of period (000 omitted)	$3,077,471		$3,338,645	$3,376,781	$3,164,199	$2,414,807

	Years ended 5/31
Class B	2017		2016	2015	2014	2013
Net asset value, beginning of period	$16.01		$17.00	$16.69	$15.25	$13.41

Income (loss) from investment operations
Net investment income (d)(l)	$0.13	(c)	$0.08	$0.13	$0.13	$0.14
Net realized and unrealized gain (loss) on investments	1.35		(0.29)	0.41	1.46	1.92
Total from investment operations	$1.48		$(0.21)	$0.54	$1.59	$2.06

Less distributions declared to shareholders
From net investment income	$(0.12)		$(0.12)	$(0.19)	$(0.15)	$(0.22)
From net realized gain on investments	(0.21)		(0.66)	(0.04)	—	—
Total distributions declared to shareholders	$(0.33)		$(0.78)	$(0.23)	$(0.15)	$(0.22)
Net asset value, end of period (x)	$17.16		$16.01	$17.00	$16.69	$15.25
Total return (%) (r)(s)(t)(x)	9.43	(c)	(1.09)	3.29	10.48	15.51

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.09	(c)	1.09	1.09	1.08	1.08
Expenses after expense reductions (f)(h)	1.09	(c)	1.09	1.09	1.08	1.08
Net investment income (l)	0.80	(c)	0.50	0.78	0.82	0.98
Portfolio turnover	1		2	8	2	5
Net assets at end of period (000 omitted)	$293,064		$320,406	$357,308	$375,305	$359,070

See Notes to Financial Statements

Financial Highlights – continued

MFS MODERATE ALLOCATION FUND – continued

	Years ended 5/31
Class C	2017		2016	2015	2014	2013
Net asset value, beginning of period	$15.91		$16.90	$16.60	$15.17	$13.35

Income (loss) from investment operations
Net investment income (d)(l)	$0.13	(c)	$0.08	$0.13	$0.13	$0.14
Net realized and unrealized gain (loss) on investments	1.34		(0.29)	0.40	1.46	1.91
Total from investment operations	$1.47		$(0.21)	$0.53	$1.59	$2.05

Less distributions declared to shareholders
From net investment income	$(0.12)		$(0.12)	$(0.19)	$(0.16)	$(0.23)
From net realized gain on investments	(0.21)		(0.66)	(0.04)	—	—
Total distributions declared to shareholders	$(0.33)		$(0.78)	$(0.23)	$(0.16)	$(0.23)
Net asset value, end of period (x)	$17.05		$15.91	$16.90	$16.60	$15.17
Total return (%) (r)(s)(t)(x)	9.43	(c)	(1.09)	3.27	10.52	15.49

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.09	(c)	1.09	1.09	1.08	1.08
Expenses after expense reductions (f)(h)	1.09	(c)	1.09	1.09	1.08	1.08
Net investment income (l)	0.80	(c)	0.49	0.78	0.83	0.97
Portfolio turnover	1		2	8	2	5
Net assets at end of period (000 omitted)	$1,181,728		$1,324,402	$1,397,796	$1,278,659	$915,801

	Years ended 5/31
Class I	2017		2016	2015	2014	2013
Net asset value, beginning of period	$16.40		$17.38	$17.06	$15.58	$13.69

Income (loss) from investment operations
Net investment income (d)(l)	$0.29	(c)	$0.24	$0.31	$0.30	$0.29
Net realized and unrealized gain (loss) on investments	1.40		(0.28)	0.40	1.49	1.97
Total from investment operations	$1.69		$(0.04)	$0.71	$1.79	$2.26

Less distributions declared to shareholders
From net investment income	$(0.28)		$(0.28)	$(0.35)	$(0.31)	$(0.37)
From net realized gain on investments	(0.21)		(0.66)	(0.04)	—	—
Total distributions declared to shareholders	$(0.49)		$(0.94)	$(0.39)	$(0.31)	$(0.37)
Net asset value, end of period (x)	$17.60		$16.40	$17.38	$17.06	$15.58
Total return (%) (r)(s)(t)(x)	10.56	(c)	(0.06)	4.28	11.60	16.72

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.09	(c)	0.09	0.09	0.08	0.08
Expenses after expense reductions (f)(h)	0.09	(c)	0.09	0.09	0.08	0.08
Net investment income (l)	1.74	(c)	1.49	1.79	1.83	1.97
Portfolio turnover	1		2	8	2	5
Net assets at end of period (000 omitted)	$206,826		$139,038	$137,468	$118,806	$75,339

See Notes to Financial Statements

Financial Highlights – continued

MFS MODERATE ALLOCATION FUND – continued

	Years ended 5/31
Class R1	2017		2016	2015	2014	2013
Net asset value, beginning of period	$15.60		$16.59	$16.30	$14.90	$13.11

Income (loss) from investment operations
Net investment income (d)(l)	$0.13	(c)	$0.08	$0.13	$0.13	$0.15
Net realized and unrealized gain (loss) on investments	1.32		(0.29)	0.39	1.43	1.86
Total from investment operations	$1.45		$(0.21)	$0.52	$1.56	$2.01

Less distributions declared to shareholders
From net investment income	$(0.12)		$(0.12)	$(0.19)	$(0.16)	$(0.22)
From net realized gain on investments	(0.21)		(0.66)	(0.04)	—	—
Total distributions declared to shareholders	$(0.33)		$(0.78)	$(0.23)	$(0.16)	$(0.22)
Net asset value, end of period (x)	$16.72		$15.60	$16.59	$16.30	$14.90
Total return (%) (r)(s)(t)(x)	9.50	(c)	(1.10)	3.26	10.49	15.50

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.09	(c)	1.09	1.09	1.08	1.08
Expenses after expense reductions (f)(h)	1.09	(c)	1.09	1.09	1.08	1.08
Net investment income (l)	0.81	(c)	0.51	0.78	0.82	1.03
Portfolio turnover	1		2	8	2	5
Net assets at end of period (000 omitted)	$31,037		$36,124	$43,975	$45,232	$40,786

	Years ended 5/31
Class R2	2017		2016	2015	2014	2013
Net asset value, beginning of period	$15.86		$16.85	$16.54	$15.12	$13.30

Income (loss) from investment operations
Net investment income (d)(l)	$0.21	(c)	$0.16	$0.21	$0.21	$0.21
Net realized and unrealized gain (loss) on investments	1.35		(0.29)	0.41	1.44	1.91
Total from investment operations	$1.56		$(0.13)	$0.62	$1.65	$2.12

Less distributions declared to shareholders
From net investment income	$(0.20)		$(0.20)	$(0.27)	$(0.23)	$(0.30)
From net realized gain on investments	(0.21)		(0.66)	(0.04)	—	—
Total distributions declared to shareholders	$(0.41)		$(0.86)	$(0.31)	$(0.23)	$(0.30)
Net asset value, end of period (x)	$17.01		$15.86	$16.85	$16.54	$15.12
Total return (%) (r)(s)(t)(x)	10.04	(c)	(0.63)	3.83	11.01	16.10

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.59	(c)	0.59	0.59	0.58	0.58
Expenses after expense reductions (f)(h)	0.59	(c)	0.59	0.59	0.58	0.58
Net investment income (l)	1.31	(c)	1.00	1.27	1.31	1.48
Portfolio turnover	1		2	8	2	5
Net assets at end of period (000 omitted)	$191,974		$220,409	$254,012	$279,820	$246,535

See Notes to Financial Statements

Financial Highlights – continued

MFS MODERATE ALLOCATION FUND – continued

	Years ended 5/31
Class R3	2017		2016	2015	2014	2013
Net asset value, beginning of period	$16.07		$17.06	$16.75	$15.30	$13.46

Income (loss) from investment operations
Net investment income (d)(l)	$0.25	(c)	$0.20	$0.25	$0.25	$0.25
Net realized and unrealized gain (loss) on investments	1.37		(0.29)	0.41	1.47	1.92
Total from investment operations	$1.62		$(0.09)	$0.66	$1.72	$2.17

Less distributions declared to shareholders
From net investment income	$(0.24)		$(0.24)	$(0.31)	$(0.27)	$(0.33)
From net realized gain on investments	(0.21)		(0.66)	(0.04)	—	—
Total distributions declared to shareholders	$(0.45)		$(0.90)	$(0.35)	$(0.27)	$(0.33)
Net asset value, end of period (x)	$17.24		$16.07	$17.06	$16.75	$15.30
Total return (%) (r)(s)(t)(x)	10.31	(c)	(0.37)	4.04	11.35	16.34

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.34	(c)	0.34	0.34	0.33	0.33
Expenses after expense reductions (f)(h)	0.34	(c)	0.34	0.34	0.33	0.33
Net investment income (l)	1.53	(c)	1.23	1.52	1.58	1.73
Portfolio turnover	1		2	8	2	5
Net assets at end of period (000 omitted)	$344,821		$364,025	$424,215	$432,394	$336,430

	Years ended 5/31
Class R4	2017		2016	2015	2014	2013
Net asset value, beginning of period	$16.18		$17.17	$16.85	$15.39	$13.53

Income (loss) from investment operations
Net investment income (d)(l)	$0.30	(c)	$0.25	$0.30	$0.30	$0.28
Net realized and unrealized gain (loss) on investments	1.37		(0.30)	0.41	1.47	1.95
Total from investment operations	$1.67		$(0.05)	$0.71	$1.77	$2.23

Less distributions declared to shareholders
From net investment income	$(0.28)		$(0.28)	$(0.35)	$(0.31)	$(0.37)
From net realized gain on investments	(0.21)		(0.66)	(0.04)	—	—
Total distributions declared to shareholders	$(0.49)		$(0.94)	$(0.39)	$(0.31)	$(0.37)
Net asset value, end of period (x)	$17.36		$16.18	$17.17	$16.85	$15.39
Total return (%) (r)(s)(t)(x)	10.58	(c)	(0.12)	4.34	11.62	16.69

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.09	(c)	0.08	0.09	0.08	0.08
Expenses after expense reductions (f)(h)	0.09	(c)	0.08	0.09	0.08	0.08
Net investment income (l)	1.80	(c)	1.51	1.79	1.84	1.92
Portfolio turnover	1		2	8	2	5
Net assets at end of period (000 omitted)	$264,589		$249,128	$292,471	$208,963	$105,771

See Notes to Financial Statements

Financial Highlights – continued

MFS MODERATE ALLOCATION FUND – continued

	Years ended 5/31
Class 529A	2017		2016	2015	2014	2013
Net asset value, beginning of period	$16.11		$17.10	$16.79	$15.34	$13.49

Income (loss) from investment operations
Net investment income (d)(l)	$0.25	(c)	$0.19	$0.25	$0.24	$0.24
Net realized and unrealized gain (loss) on investments	1.37		(0.29)	0.41	1.47	1.94
Total from investment operations	$1.62		$(0.10)	$0.66	$1.71	$2.18

Less distributions declared to shareholders
From net investment income	$(0.23)		$(0.23)	$(0.31)	$(0.26)	$(0.33)
From net realized gain on investments	(0.21)		(0.66)	(0.04)	—	—
Total distributions declared to shareholders	$(0.44)		$(0.89)	$(0.35)	$(0.26)	$(0.33)
Net asset value, end of period (x)	$17.29		$16.11	$17.10	$16.79	$15.34
Total return (%) (r)(s)(t)(x)	10.31	(c)	(0.41)	4.00	11.27	16.32

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.44	(c)	0.44	0.44	0.43	0.43
Expenses after expense reductions (f)(h)	0.38	(c)	0.38	0.38	0.36	0.38
Net investment income (l)	1.50	(c)	1.18	1.48	1.53	1.68
Portfolio turnover	1		2	8	2	5
Net assets at end of period (000 omitted)	$210,075		$198,159	$189,065	$164,539	$131,993

	Years ended 5/31
Class 529B	2017		2016	2015	2014	2013
Net asset value, beginning of period	$15.86		$16.85	$16.55	$15.12	$13.29

Income (loss) from investment operations
Net investment income (d)(l)	$0.12	(c)	$0.07	$0.12	$0.12	$0.13
Net realized and unrealized gain (loss) on investments	1.34		(0.28)	0.40	1.45	1.91
Total from investment operations	$1.46		$(0.21)	$0.52	$1.57	$2.04

Less distributions declared to shareholders
From net investment income	$(0.12)		$(0.12)	$(0.18)	$(0.14)	$(0.21)
From net realized gain on investments	(0.21)		(0.66)	(0.04)	—	—
Total distributions declared to shareholders	$(0.33)		$(0.78)	$(0.22)	$(0.14)	$(0.21)
Net asset value, end of period (x)	$16.99		$15.86	$16.85	$16.55	$15.12
Total return (%) (r)(s)(t)(x)	9.37	(c)	(1.13)	3.21	10.45	15.50

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.19	(c)	1.19	1.19	1.18	1.18
Expenses after expense reductions (f)(h)	1.13	(c)	1.13	1.13	1.12	1.13
Net investment income (l)	0.76	(c)	0.43	0.74	0.77	0.93
Portfolio turnover	1		2	8	2	5
Net assets at end of period (000 omitted)	$14,214		$16,727	$17,630	$18,354	$18,465

See Notes to Financial Statements

Financial Highlights – continued

MFS MODERATE ALLOCATION FUND – continued

	Years ended 5/31
Class 529C	2017		2016	2015	2014	2013
Net asset value, beginning of period	$15.76		$16.76	$16.47	$15.05	$13.24

Income (loss) from investment operations
Net investment income (d)(l)	$0.12	(c)	$0.07	$0.12	$0.12	$0.13
Net realized and unrealized gain (loss) on investments	1.34		(0.29)	0.40	1.45	1.90
Total from investment operations	$1.46		$(0.22)	$0.52	$1.57	$2.03

Less distributions declared to shareholders
From net investment income	$(0.12)		$(0.12)	$(0.19)	$(0.15)	$(0.22)
From net realized gain on investments	(0.21)		(0.66)	(0.04)	—	—
Total distributions declared to shareholders	$(0.33)		$(0.78)	$(0.23)	$(0.15)	$(0.22)
Net asset value, end of period (x)	$16.89		$15.76	$16.76	$16.47	$15.05
Total return (%) (r)(s)(t)(x)	9.48	(c)	(1.18)	3.20	10.48	15.47

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.19	(c)	1.19	1.19	1.18	1.18
Expenses after expense reductions (f)(h)	1.13	(c)	1.13	1.14	1.12	1.13
Net investment income (l)	0.74	(c)	0.42	0.73	0.77	0.93
Portfolio turnover	1		2	8	2	5
Net assets at end of period (000 omitted)	$79,047		$81,302	$79,455	$71,895	$57,475
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher. See Note 2 in the Notes to Financial Statements for additional information.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(h)	In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying affiliated funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund. Because the underlying affiliated funds have varied expense and fee levels and the fund may own different proportions of the underlying affiliated funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.
(l)	Recognition of net investment income by the fund may be affected by the timing of the declaration of dividends by the underlying affiliated funds in which the fund invests. The ratios and per share amounts do not include net investment income of the underlying affiliated funds in which the fund invests.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

Financial Highlights – continued

MFS GROWTH ALLOCATION FUND

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 5/31
Class A	2017		2016	2015	2014	2013
Net asset value, beginning of period	$18.02		$19.10	$18.51	$16.43	$13.76

Income (loss) from investment operations
Net investment income (d)(l)	$0.25	(c)	$0.18	$0.24	$0.21	$0.20
Net realized and unrealized gain (loss) on investments	2.09		(0.42)	0.64	2.11	2.73
Total from investment operations	$2.34		$(0.24)	$0.88	$2.32	$2.93

Less distributions declared to shareholders
From net investment income	$(0.22)		$(0.28)	$(0.29)	$(0.24)	$(0.26)
From net realized gain on investments	(0.30)		(0.56)	—	—	—
Total distributions declared to shareholders	$(0.52)		$(0.84)	$(0.29)	$(0.24)	$(0.26)
Net asset value, end of period (x)	$19.84		$18.02	$19.10	$18.51	$16.43
Total return (%) (r)(s)(t)(x)	13.26	(c)	(1.13)	4.82	14.19	21.44

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.36	(c)	0.36	0.36	0.34	0.34
Expenses after expense reductions (f)(h)	0.35	(c)	0.35	0.35	0.34	0.34
Net investment income (l)	1.34	(c)	1.00	1.26	1.20	1.32
Portfolio turnover	1		3	6	2	5
Net assets at end of period (000 omitted)	$2,758,650		$2,915,599	$2,899,650	$2,660,188	$1,962,669

	Years ended 5/31
Class B	2017		2016	2015	2014	2013
Net asset value, beginning of period	$17.83		$18.89	$18.30	$16.25	$13.60

Income (loss) from investment operations
Net investment income (d)(l)	$0.11	(c)	$0.05	$0.10	$0.08	$0.09
Net realized and unrealized gain (loss) on investments	2.08		(0.42)	0.63	2.08	2.69
Total from investment operations	$2.19		$(0.37)	$0.73	$2.16	$2.78

Less distributions declared to shareholders
From net investment income	$(0.08)		$(0.13)	$(0.14)	$(0.11)	$(0.13)
From net realized gain on investments	(0.30)		(0.56)	—	—	—
Total distributions declared to shareholders	$(0.38)		$(0.69)	$(0.14)	$(0.11)	$(0.13)
Net asset value, end of period (x)	$19.64		$17.83	$18.89	$18.30	$16.25
Total return (%) (r)(s)(t)(x)	12.43	(c)	(1.85)	4.03	13.29	20.56

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.11	(c)	1.11	1.11	1.09	1.09
Expenses after expense reductions (f)(h)	1.10	(c)	1.10	1.10	1.08	1.09
Net investment income (l)	0.58	(c)	0.26	0.52	0.45	0.57
Portfolio turnover	1		3	6	2	5
Net assets at end of period (000 omitted)	$237,525		$258,674	$295,247	$324,788	$328,982

See Notes to Financial Statements

Financial Highlights – continued

MFS GROWTH ALLOCATION FUND – continued

	Years ended 5/31
Class C	2017		2016	2015	2014	2013
Net asset value, beginning of period	$17.66		$18.73	$18.17	$16.15	$13.54

Income (loss) from investment operations
Net investment income (d)(l)	$0.11	(c)	$0.04	$0.09	$0.08	$0.08
Net realized and unrealized gain (loss) on investments	2.05		(0.40)	0.64	2.07	2.68
Total from investment operations	$2.16		$(0.36)	$0.73	$2.15	$2.76

Less distributions declared to shareholders
From net investment income	$(0.08)		$(0.15)	$(0.17)	$(0.13)	$(0.15)
From net realized gain on investments	(0.30)		(0.56)	—	—	—
Total distributions declared to shareholders	$(0.38)		$(0.71)	$(0.17)	$(0.13)	$(0.15)
Net asset value, end of period (x)	$19.44		$17.66	$18.73	$18.17	$16.15
Total return (%) (r)(s)(t)(x)	12.44	(c)	(1.85)	4.02	13.36	20.50

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.11	(c)	1.11	1.11	1.09	1.09
Expenses after expense reductions (f)(h)	1.10	(c)	1.10	1.10	1.09	1.09
Net investment income (l)	0.59	(c)	0.25	0.52	0.45	0.56
Portfolio turnover	1		3	6	2	5
Net assets at end of period (000 omitted)	$934,658		$1,001,877	$1,017,542	$921,289	$665,132

	Years ended 5/31
Class I	2017		2016	2015	2014	2013
Net asset value, beginning of period	$18.17		$19.26	$18.66	$16.55	$13.86

Income (loss) from investment operations
Net investment income (d)(l)	$0.29	(c)	$0.22	$0.29	$0.25	$0.24
Net realized and unrealized gain (loss) on investments	2.13		(0.42)	0.65	2.14	2.74
Total from investment operations	$2.42		$(0.20)	$0.94	$2.39	$2.98

Less distributions declared to shareholders
From net investment income	$(0.27)		$(0.33)	$(0.34)	$(0.28)	$(0.29)
From net realized gain on investments	(0.30)		(0.56)	—	—	—
Total distributions declared to shareholders	$(0.57)		$(0.89)	$(0.34)	$(0.28)	$(0.29)
Net asset value, end of period (x)	$20.02		$18.17	$19.26	$18.66	$16.55
Total return (%) (r)(s)(t)(x)	13.61	(c)	(0.93)	5.09	14.51	21.70

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.11	(c)	0.11	0.11	0.09	0.09
Expenses after expense reductions (f)(h)	0.10	(c)	0.10	0.10	0.09	0.09
Net investment income (l)	1.53	(c)	1.24	1.53	1.44	1.55
Portfolio turnover	1		3	6	2	5
Net assets at end of period (000 omitted)	$151,865		$101,044	$107,598	$93,994	$65,738

See Notes to Financial Statements

Financial Highlights – continued

MFS GROWTH ALLOCATION FUND – continued

	Years ended 5/31
Class R1	2017		2016	2015	2014	2013
Net asset value, beginning of period	$17.32		$18.38	$17.81	$15.83	$13.27

Income (loss) from investment operations
Net investment income (d)(l)	$0.11	(c)	$0.04	$0.08	$0.08	$0.09
Net realized and unrealized gain (loss) on investments	2.02		(0.41)	0.64	2.02	2.62
Total from investment operations	$2.13		$(0.37)	$0.72	$2.10	$2.71

Less distributions declared to shareholders
From net investment income	$(0.08)		$(0.13)	$(0.15)	$(0.12)	$(0.15)
From net realized gain on investments	(0.30)		(0.56)	—	—	—
Total distributions declared to shareholders	$(0.38)		$(0.69)	$(0.15)	$(0.12)	$(0.15)
Net asset value, end of period (x)	$19.07		$17.32	$18.38	$17.81	$15.83
Total return (%) (r)(s)(t)(x)	12.48	(c)	(1.91)	4.08	13.29	20.51

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.11	(c)	1.11	1.11	1.09	1.09
Expenses after expense reductions (f)(h)	1.10	(c)	1.10	1.10	1.09	1.09
Net investment income (l)	0.60	(c)	0.25	0.46	0.46	0.62
Portfolio turnover	1		3	6	2	5
Net assets at end of period (000 omitted)	$33,854		$38,652	$46,710	$43,907	$39,507

	Years ended 5/31
Class R2	2017		2016	2015	2014	2013
Net asset value, beginning of period	$17.63		$18.70	$18.12	$16.10	$13.49

Income (loss) from investment operations
Net investment income (d)(l)	$0.20	(c)	$0.13	$0.19	$0.16	$0.16
Net realized and unrealized gain (loss) on investments	2.06		(0.41)	0.63	2.06	2.67
Total from investment operations	$2.26		$(0.28)	$0.82	$2.22	$2.83

Less distributions declared to shareholders
From net investment income	$(0.18)		$(0.23)	$(0.24)	$(0.20)	$(0.22)
From net realized gain on investments	(0.30)		(0.56)	—	—	—
Total distributions declared to shareholders	$(0.48)		$(0.79)	$(0.24)	$(0.20)	$(0.22)
Net asset value, end of period (x)	$19.41		$17.63	$18.70	$18.12	$16.10
Total return (%) (r)(s)(t)(x)	13.03	(c)	(1.40)	4.59	13.83	21.11

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.61	(c)	0.61	0.61	0.59	0.59
Expenses after expense reductions (f)(h)	0.60	(c)	0.60	0.60	0.59	0.59
Net investment income (l)	1.10	(c)	0.76	1.01	0.93	1.06
Portfolio turnover	1		3	6	2	5
Net assets at end of period (000 omitted)	$182,744		$196,320	$230,828	$243,497	$209,474

See Notes to Financial Statements

Financial Highlights – continued

MFS GROWTH ALLOCATION FUND – continued

	Years ended 5/31
Class R3	2017		2016	2015	2014	2013
Net asset value, beginning of period	$17.87		$18.95	$18.36	$16.30	$13.66

Income (loss) from investment operations
Net investment income (d)(l)	$0.25	(c)	$0.18	$0.23	$0.21	$0.20
Net realized and unrealized gain (loss) on investments	2.08		(0.42)	0.65	2.09	2.69
Total from investment operations	$2.33		$(0.24)	$0.88	$2.30	$2.89

Less distributions declared to shareholders
From net investment income	$(0.22)		$(0.28)	$(0.29)	$(0.24)	$(0.25)
From net realized gain on investments	(0.30)		(0.56)	—	—	—
Total distributions declared to shareholders	$(0.52)		$(0.84)	$(0.29)	$(0.24)	$(0.25)
Net asset value, end of period (x)	$19.68		$17.87	$18.95	$18.36	$16.30
Total return (%) (r)(s)(t)(x)	13.32	(c)	(1.16)	4.85	14.19	21.36

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.36	(c)	0.36	0.36	0.34	0.34
Expenses after expense reductions (f)(h)	0.35	(c)	0.35	0.35	0.34	0.34
Net investment income (l)	1.34	(c)	1.02	1.24	1.21	1.32
Portfolio turnover	1		3	6	2	5
Net assets at end of period (000 omitted)	$235,279		$242,669	$274,377	$260,773	$212,174

	Years ended 5/31
Class R4	2017		2016	2015	2014	2013
Net asset value, beginning of period	$18.01		$19.09	$18.50	$16.42	$13.76

Income (loss) from investment operations
Net investment income (d)(l)	$0.29	(c)	$0.23	$0.29	$0.25	$0.23
Net realized and unrealized gain (loss) on investments	2.11		(0.42)	0.64	2.11	2.72
Total from investment operations	$2.40		$(0.19)	$0.93	$2.36	$2.95

Less distributions declared to shareholders
From net investment income	$(0.27)		$(0.33)	$(0.34)	$(0.28)	$(0.29)
From net realized gain on investments	(0.30)		(0.56)	—	—	—
Total distributions declared to shareholders	$(0.57)		$(0.89)	$(0.34)	$(0.28)	$(0.29)
Net asset value, end of period (x)	$19.84		$18.01	$19.09	$18.50	$16.42
Total return (%) (r)(s)(t)(x)	13.62	(c)	(0.88)	5.07	14.44	21.63

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.11	(c)	0.10	0.11	0.09	0.09
Expenses after expense reductions (f)(h)	0.10	(c)	0.10	0.10	0.09	0.09
Net investment income (l)	1.55	(c)	1.27	1.57	1.43	1.50
Portfolio turnover	1		3	6	2	5
Net assets at end of period (000 omitted)	$243,760		$210,248	$243,205	$141,113	$56,433

See Notes to Financial Statements

Financial Highlights – continued

MFS GROWTH ALLOCATION FUND – continued

	Years ended 5/31
Class 529A	2017		2016	2015	2014	2013
Net asset value, beginning of period	$17.89		$18.97	$18.38	$16.32	$13.67

Income (loss) from investment operations
Net investment income (d)(l)	$0.24	(c)	$0.17	$0.23	$0.20	$0.19
Net realized and unrealized gain (loss) on investments	2.09		(0.42)	0.64	2.09	2.71
Total from investment operations	$2.33		$(0.25)	$0.87	$2.29	$2.90

Less distributions declared to shareholders
From net investment income	$(0.22)		$(0.27)	$(0.28)	$(0.23)	$(0.25)
From net realized gain on investments	(0.30)		(0.56)	—	—	—
Total distributions declared to shareholders	$(0.52)		$(0.83)	$(0.28)	$(0.23)	$(0.25)
Net asset value, end of period (x)	$19.70		$17.89	$18.97	$18.38	$16.32
Total return (%) (r)(s)(t)(x)	13.27	(c)	(1.19)	4.81	14.11	21.37

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.46	(c)	0.46	0.46	0.44	0.44
Expenses after expense reductions (f)(h)	0.39	(c)	0.39	0.39	0.38	0.39
Net investment income (l)	1.28	(c)	0.96	1.22	1.16	1.27
Portfolio turnover	1		3	6	2	5
Net assets at end of period (000 omitted)	$211,825		$195,856	$201,475	$193,601	$164,807

	Years ended 5/31
Class 529B	2017		2016	2015	2014	2013
Net asset value, beginning of period	$17.67		$18.72	$18.13	$16.08	$13.46

Income (loss) from investment operations
Net investment income (d)(l)	$0.10	(c)	$0.04	$0.09	$0.07	$0.08
Net realized and unrealized gain (loss) on investments	2.05		(0.41)	0.63	2.07	2.66
Total from investment operations	$2.15		$(0.37)	$0.72	$2.14	$2.74

Less distributions declared to shareholders
From net investment income	$(0.06)		$(0.12)	$(0.13)	$(0.09)	$(0.12)
From net realized gain on investments	(0.30)		(0.56)	—	—	—
Total distributions declared to shareholders	$(0.36)		$(0.68)	$(0.13)	$(0.09)	$(0.12)
Net asset value, end of period (x)	$19.46		$17.67	$18.72	$18.13	$16.08
Total return (%) (r)(s)(t)(x)	12.36	(c)	(1.91)	3.98	13.31	20.44

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.21	(c)	1.21	1.21	1.19	1.19
Expenses after expense reductions (f)(h)	1.15	(c)	1.14	1.14	1.13	1.14
Net investment income (l)	0.53	(c)	0.24	0.49	0.41	0.52
Portfolio turnover	1		3	6	2	5
Net assets at end of period (000 omitted)	$12,439		$13,405	$17,070	$21,506	$25,286

See Notes to Financial Statements

Financial Highlights – continued

MFS GROWTH ALLOCATION FUND – continued

	Years ended 5/31
Class 529C	2017		2016	2015	2014	2013
Net asset value, beginning of period	$17.46		$18.53	$17.97	$15.98	$13.39

Income (loss) from investment operations
Net investment income (d)(l)	$0.10	(c)	$0.04	$0.09	$0.07	$0.08
Net realized and unrealized gain (loss) on investments	2.03		(0.41)	0.63	2.03	2.65
Total from investment operations	$2.13		$(0.37)	$0.72	$2.10	$2.73

Less distributions declared to shareholders
From net investment income	$(0.08)		$(0.14)	$(0.16)	$(0.11)	$(0.14)
From net realized gain on investments	(0.30)		(0.56)	—	—	—
Total distributions declared to shareholders	$(0.38)		$(0.70)	$(0.16)	$(0.11)	$(0.14)
Net asset value, end of period (x)	$19.21		$17.46	$18.53	$17.97	$15.98
Total return (%) (r)(s)(t)(x)	12.38	(c)	(1.92)	4.04	13.20	20.51

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.21	(c)	1.21	1.21	1.19	1.19
Expenses after expense reductions (f)(h)	1.15	(c)	1.15	1.15	1.13	1.14
Net investment income (l)	0.53	(c)	0.21	0.48	0.39	0.52
Portfolio turnover	1		3	6	2	5
Net assets at end of period (000 omitted)	$74,292		$71,170	$75,459	$69,115	$57,004
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher. See Note 2 in the Notes to Financial Statements for additional information.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(h)	In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying affiliated funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund. Because the underlying affiliated funds have varied expense and fee levels and the fund may own different proportions of the underlying affiliated funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.
(l)	Recognition of net investment income by the fund may be affected by the timing of the declaration of dividends by the underlying affiliated funds in which the fund invests. The ratios and per share amounts do not include net investment income of the underlying affiliated funds in which the fund invests.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

Financial Highlights – continued

MFS AGGRESSIVE GROWTH ALLOCATION FUND

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 5/31
Class A	2017		2016	2015	2014	2013
Net asset value, beginning of period	$19.47		$20.78	$19.87	$17.17	$13.79

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.20	(c)	$0.12	$0.16	$0.13	$0.12
Net realized and unrealized gain (loss) on investments	2.70		(0.44)	1.00	2.76	3.44
Total from investment operations	$2.90		$(0.32)	$1.16	$2.89	$3.56

Less distributions declared to shareholders
From net investment income	$(0.20)		$(0.31)	$(0.25)	$(0.19)	$(0.18)
From net realized gain on investments	(0.37)		(0.68)	—	—	—
Total distributions declared to shareholders	$(0.57)		$(0.99)	$(0.25)	$(0.19)	$(0.18)
Net asset value, end of period (x)	$21.80		$19.47	$20.78	$19.87	$17.17
Total return (%) (r)(s)(t)(x)	15.22	(c)	(1.45)	5.89	16.85	25.99

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.40	(c)	0.40	0.40	0.37	0.38
Expenses after expense reductions (f)(h)	0.38	(c)	0.38	0.38	0.37	0.37
Net investment income (loss) (l)	0.99	(c)	0.63	0.80	0.70	0.80
Portfolio turnover	2		5	6	4	9
Net assets at end of period (000 omitted)	$778,995		$785,986	$778,633	$742,788	$539,351

	Years ended 5/31
Class B	2017		2016	2015	2014	2013
Net asset value, beginning of period	$19.16		$20.46	$19.55	$16.90	$13.56

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.05	(c)	$(0.02)	$0.01	$(0.01)	$0.01
Net realized and unrealized gain (loss) on investments	2.66		(0.46)	0.99	2.70	3.39
Total from investment operations	$2.71		$(0.48)	$1.00	$2.69	$3.40

Less distributions declared to shareholders
From net investment income	$(0.04)		$(0.14)	$(0.09)	$(0.04)	$(0.06)
From net realized gain on investments	(0.37)		(0.68)	—	—	—
Total distributions declared to shareholders	$(0.41)		$(0.82)	$(0.09)	$(0.04)	$(0.06)
Net asset value, end of period (x)	$21.46		$19.16	$20.46	$19.55	$16.90
Total return (%) (r)(s)(t)(x)	14.39	(c)	(2.26)	5.12	15.93	25.11

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.15	(c)	1.15	1.14	1.12	1.13
Expenses after expense reductions (f)(h)	1.13	(c)	1.13	1.13	1.12	1.13
Net investment income (loss) (l)	0.23	(c)	(0.11)	0.07	(0.03)	0.05
Portfolio turnover	2		5	6	4	9
Net assets at end of period (000 omitted)	$65,287		$71,184	$85,310	$96,456	$100,340

See Notes to Financial Statements

Financial Highlights – continued

MFS AGGRESSIVE GROWTH ALLOCATION FUND – continued

	Years ended 5/31
Class C	2017		2016	2015	2014	2013
Net asset value, beginning of period	$18.99		$20.30	$19.43	$16.81	$13.51

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.05	(c)	$(0.02)	$0.01	$(0.01)	$0.01
Net realized and unrealized gain (loss) on investments	2.64		(0.45)	0.97	2.70	3.37
Total from investment operations	$2.69		$(0.47)	$0.98	$2.69	$3.38

Less distributions declared to shareholders
From net investment income	$(0.05)		$(0.16)	$(0.11)	$(0.07)	$(0.08)
From net realized gain on investments	(0.37)		(0.68)	—	—	—
Total distributions declared to shareholders	$(0.42)		$(0.84)	$(0.11)	$(0.07)	$(0.08)
Net asset value, end of period (x)	$21.26		$18.99	$20.30	$19.43	$16.81
Total return (%) (r)(s)(t)(x)	14.42	(c)	(2.24)	5.08	16.01	25.05

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.15	(c)	1.15	1.15	1.12	1.12
Expenses after expense reductions (f)(h)	1.13	(c)	1.13	1.13	1.12	1.12
Net investment income (loss) (l)	0.24	(c)	(0.12)	0.07	(0.04)	0.04
Portfolio turnover	2		5	6	4	9
Net assets at end of period (000 omitted)	$274,450		$282,953	$294,608	$265,993	$195,777

	Years ended 5/31
Class I	2017		2016	2015	2014	2013
Net asset value, beginning of period	$19.77		$21.09	$20.16	$17.41	$13.98

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.25	(c)	$0.18	$0.22	$0.18	$0.17
Net realized and unrealized gain (loss) on investments	2.74		(0.46)	1.01	2.80	3.48
Total from investment operations	$2.99		$(0.28)	$1.23	$2.98	$3.65

Less distributions declared to shareholders
From net investment income	$(0.25)		$(0.36)	$(0.30)	$(0.23)	$(0.22)
From net realized gain on investments	(0.37)		(0.68)	—	—	—
Total distributions declared to shareholders	$(0.62)		$(1.04)	$(0.30)	$(0.23)	$(0.22)
Net asset value, end of period (x)	$22.14		$19.77	$21.09	$20.16	$17.41
Total return (%) (r)(s)(t)(x)	15.49	(c)	(1.23)	6.16	17.15	26.29

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.15	(c)	0.15	0.15	0.12	0.12
Expenses after expense reductions (f)(h)	0.13	(c)	0.13	0.13	0.12	0.12
Net investment income (loss) (l)	1.19	(c)	0.89	1.06	0.94	1.05
Portfolio turnover	2		5	6	4	9
Net assets at end of period (000 omitted)	$112,479		$62,542	$64,751	$58,061	$45,150

See Notes to Financial Statements

Financial Highlights – continued

MFS AGGRESSIVE GROWTH ALLOCATION FUND – continued

	Years ended 5/31
Class R1	2017		2016	2015	2014		2013
Net asset value, beginning of period	$18.74		$20.03	$19.14	$16.55		$13.28

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.05	(c)	$(0.02)	$(0.02)	$(0.00	)(w)	$0.01
Net realized and unrealized gain (loss) on investments	2.60		(0.44)	0.99	2.64		3.31
Total from investment operations	$2.65		$(0.46)	$0.97	$2.64		$3.32

Less distributions declared to shareholders
From net investment income	$(0.05)		$(0.15)	$(0.08)	$(0.05)		$(0.05)
From net realized gain on investments	(0.37)		(0.68)	—	—		—
Total distributions declared to shareholders	$(0.42)		$(0.83)	$(0.08)	$(0.05)		$(0.05)
Net asset value, end of period (x)	$20.97		$18.74	$20.03	$19.14		$16.55
Total return (%) (r)(s)(t)(x)	14.42	(c)	(2.21)	5.08	15.95		25.06

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.15	(c)	1.15	1.15	1.12		1.13
Expenses after expense reductions (f)(h)	1.13	(c)	1.13	1.13	1.12		1.13
Net investment income (loss) (l)	0.27	(c)	(0.12)	(0.11)	(0.02)		0.05
Portfolio turnover	2		5	6	4		9
Net assets at end of period (000 omitted)	$16,835		$17,908	$20,596	$18,849		$18,793

	Years ended 5/31
Class R2	2017		2016	2015	2014		2013
Net asset value, beginning of period	$19.08		$20.38	$19.48	$16.84		$13.53

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.15	(c)	$0.08	$0.10	$0.08		$0.09
Net realized and unrealized gain (loss) on investments	2.64		(0.45)	0.99	2.70		3.37
Total from investment operations	$2.79		$(0.37)	$1.09	$2.78		$3.46

Less distributions declared to shareholders
From net investment income	$(0.14)		$(0.25)	$(0.19)	$(0.14)		$(0.15)
From net realized gain on investments	(0.37)		(0.68)	—	—		—
Total distributions declared to shareholders	$(0.51)		$(0.93)	$(0.19)	$(0.14)		$(0.15)
Net asset value, end of period (x)	$21.36		$19.08	$20.38	$19.48		$16.84
Total return (%) (r)(s)(t)(x)	14.96	(c)	(1.69)	5.61	16.54		25.66

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.65	(c)	0.65	0.64	0.62		0.63
Expenses after expense reductions (f)(h)	0.63	(c)	0.63	0.63	0.62		0.63
Net investment income (loss) (l)	0.76	(c)	0.40	0.51	0.46		0.56
Portfolio turnover	2		5	6	4		9
Net assets at end of period (000 omitted)	$77,558		$82,546	$94,097	$119,055		$106,825
See Notes to Financial Statements

Financial Highlights – continued

MFS AGGRESSIVE GROWTH ALLOCATION FUND – continued

	Years ended 5/31
Class R3	2017		2016	2015	2014	2013
Net asset value, beginning of period	$19.31		$20.62	$19.72	$17.05	$13.69

Income (loss) from investment operations
Net investment income (d)(l)	$0.19	(c)	$0.12	$0.16	$0.13	$0.12
Net realized and unrealized gain (loss) on investments	2.69		(0.45)	0.99	2.73	3.42
Total from investment operations	$2.88		$(0.33)	$1.15	$2.86	$3.54

Less distributions declared to shareholders
From net investment income	$(0.19)		$(0.30)	$(0.25)	$(0.19)	$(0.18)
From net realized gain on investments	(0.37)		(0.68)	—	—	—
Total distributions declared to shareholders	$(0.56)		$(0.98)	$(0.25)	$(0.19)	$(0.18)
Net asset value, end of period (x)	$21.63		$19.31	$20.62	$19.72	$17.05
Total return (%) (r)(s)(t)(x)	15.28	(c)	(1.47)	5.89	16.80	26.03

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.40	(c)	0.40	0.40	0.37	0.38
Expenses after expense reductions (f)(h)	0.38	(c)	0.38	0.38	0.37	0.38
Net investment income (l)	0.94	(c)	0.65	0.82	0.71	0.79
Portfolio turnover	2		5	6	4	9
Net assets at end of period (000 omitted)	$142,459		$158,309	$174,355	$164,977	$128,498

	Years ended 5/31
Class R4	2017		2016	2015	2014	2013
Net asset value, beginning of period	$19.53		$20.85	$19.93	$17.22	$13.81

Income (loss) from investment operations
Net investment income (d)(l)	$0.25	(c)	$0.16	$0.24	$0.19	$0.14
Net realized and unrealized gain (loss) on investments	2.71		(0.44)	0.98	2.75	3.49
Total from investment operations	$2.96		$(0.28)	$1.22	$2.94	$3.63

Less distributions declared to shareholders
From net investment income	$(0.25)		$(0.36)	$(0.30)	$(0.23)	$(0.22)
From net realized gain on investments	(0.37)		(0.68)	—	—	—
Total distributions declared to shareholders	$(0.62)		$(1.04)	$(0.30)	$(0.23)	$(0.22)
Net asset value, end of period (x)	$21.87		$19.53	$20.85	$19.93	$17.22
Total return (%) (r)(s)(t)(x)	15.53	(c)	(1.24)	6.18	17.11	26.47

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.15	(c)	0.14	0.15	0.12	0.13
Expenses after expense reductions (f)(h)	0.13	(c)	0.13	0.13	0.12	0.13
Net investment income (l)	1.23	(c)	0.80	1.21	1.00	0.88
Portfolio turnover	2		5	6	4	9
Net assets at end of period (000 omitted)	$72,011		$60,355	$79,509	$41,968	$26,339

See Notes to Financial Statements

Financial Highlights – continued

MFS AGGRESSIVE GROWTH ALLOCATION FUND – continued

	Years ended 5/31
Class 529A	2017		2016	2015	2014	2013
Net asset value, beginning of period	$19.34		$20.66	$19.76	$17.08	$13.72

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.19	(c)	$0.11	$0.16	$0.13	$0.12
Net realized and unrealized gain (loss) on investments	2.69		(0.45)	0.98	2.73	3.42
Total from investment operations	$2.88		$(0.34)	$1.14	$2.86	$3.54

Less distributions declared to shareholders
From net investment income	$(0.19)		$(0.30)	$(0.24)	$(0.18)	$(0.18)
From net realized gain on investments	(0.37)		(0.68)	—	—	—
Total distributions declared to shareholders	$(0.56)		$(0.98)	$(0.24)	$(0.18)	$(0.18)
Net asset value, end of period (x)	$21.66		$19.34	$20.66	$19.76	$17.08
Total return (%) (r)(s)(t)(x)	15.23	(c)	(1.54)	5.84	16.78	25.93

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.50	(c)	0.50	0.50	0.47	0.48
Expenses after expense reductions (f)(h)	0.42	(c)	0.42	0.42	0.41	0.42
Net investment income (loss) (l)	0.93	(c)	0.59	0.78	0.68	0.75
Portfolio turnover	2		5	6	4	9
Net assets at end of period (000 omitted)	$129,294		$128,357	$127,112	$117,316	$94,653

	Years ended 5/31
Class 529B	2017		2016	2015	2014	2013
Net asset value, beginning of period	$18.94		$20.23	$19.34	$16.72	$13.43

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.04	(c)	$(0.03)	$0.00 (w)	$(0.01)	$(0.00	)(w)
Net realized and unrealized gain (loss) on investments	2.62		(0.44)	0.97	2.67	3.34
Total from investment operations	$2.66		$(0.47)	$0.97	$2.66	$3.34

Less distributions declared to shareholders
From net investment income	$(0.01)		$(0.14)	$(0.08)	$(0.04)	$(0.05)
From net realized gain on investments	(0.37)		(0.68)	—	—	—
Total distributions declared to shareholders	$(0.38)		$(0.82)	$(0.08)	$(0.04)	$(0.05)
Net asset value, end of period (x)	$21.22		$18.94	$20.23	$19.34	$16.72
Total return (%) (r)(s)(t)(x)	14.29	(c)	(2.23)	5.05	15.91	24.93

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.25	(c)	1.25	1.24	1.22	1.23
Expenses after expense reductions (f)(h)	1.18	(c)	1.18	1.18	1.17	1.17
Net investment income (loss) (l)	0.18	(c)	(0.15)	0.02	(0.07)	(0.01)
Portfolio turnover	2		5	6	4	9
Net assets at end of period (000 omitted)	$5,357		$6,868	$8,151	$8,759	$8,832

See Notes to Financial Statements

Financial Highlights – continued

MFS AGGRESSIVE GROWTH ALLOCATION FUND – continued

	Years ended 5/31
Class 529C	2017		2016	2015	2014	2013
Net asset value, beginning of period	$18.73		$20.04	$19.18	$16.60	$13.34

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.04	(c)	$(0.03)	$0.01	$(0.02)	$(0.00	)(w)
Net realized and unrealized gain (loss) on investments	2.60		(0.44)	0.96	2.66	3.33
Total from investment operations	$2.64		$(0.47)	$0.97	$2.64	$3.33

Less distributions declared to shareholders
From net investment income	$(0.03)		$(0.16)	$(0.11)	$(0.06)	$(0.07)
From net realized gain on investments	(0.37)		(0.68)	—	—	—
Total distributions declared to shareholders	$(0.40)		$(0.84)	$(0.11)	$(0.06)	$(0.07)
Net asset value, end of period (x)	$20.97		$18.73	$20.04	$19.18	$16.60
Total return (%) (r)(s)(t)(x)	14.37	(c)	(2.27)	5.06	15.90	25.02

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.25	(c)	1.25	1.25	1.22	1.22
Expenses after expense reductions (f)(h)	1.17	(c)	1.17	1.17	1.16	1.17
Net investment income (loss) (l)	0.19	(c)	(0.15)	0.03	(0.08)	(0.01)
Portfolio turnover	2		5	6	4	9
Net assets at end of period (000 omitted)	$34,237		$37,772	$37,784	$35,650	$28,527
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher. See Note 2 in the Notes to Financial Statements for additional information.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(h)	In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying affiliated funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund. Because the underlying affiliated funds have varied expense and fee levels and the fund may own different proportions of the underlying affiliated funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.
(l)	Recognition of net investment income by the fund may be affected by the timing of the declaration of dividends by the underlying affiliated funds in which the fund invests. The ratios and per share amounts do not include net investment income of the underlying affiliated funds in which the fund invests.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Conservative Allocation Fund, MFS Moderate Allocation Fund, MFS Growth Allocation Fund, and MFS Aggressive Growth Allocation Fund (the funds) are each a diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Each fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of each fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

Each fund is a “fund-of-funds”, which invests the majority of its assets in other MFS mutual funds (hereafter referred to as “underlying affiliated funds” or “underlying funds”), which may have different fiscal year ends than the funds. The underlying funds, in turn, may engage in a number of investment techniques and practices, which involve certain risks. Certain underlying funds invest their portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. Certain underlying funds invest a significant portion of their assets in asset-backed and/or mortgage-backed securities. The value of these securities may depend, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due and that value may fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae. Certain underlying funds invest in commodity-linked structured notes as part of their principal investment strategy. These structured notes are subject to prepayment, basis and counterparty risks. Certain underlying funds invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

The accounting policies of the underlying funds in which each fund invests are outlined in the underlying funds’ shareholder reports, which are available without charge by calling 1-800-225-2606, at mfs.com and on the Securities and Exchange Commission (SEC) web site at http://www.sec.gov or at the SEC’s public reference room in Washington, D.C. The underlying funds’ shareholder reports are not covered by this report.

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduces two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impacts of the Rule, management believes that many of the Regulation S-X amendments are consistent with the funds’ current financial statement presentation and expects that each fund will be able to comply with the Rule’s Regulation S-X amendments by the August 1, 2017 compliance date.

Investment Valuations – Open-end investment companies (underlying funds) are generally valued at their net asset value per share. The investments of underlying funds managed by the adviser are valued as described below. For purposes of this policy disclosure, “fund” also refers to the underlying funds in which the fund-of-funds invests.

Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at

Notes to Financial Statements – continued

valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swap agreements are generally valued at valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. Securities and other assets, including commodity-linked structured notes, generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of each fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Each fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of May 31, 2017 in valuing each fund’s assets or liabilities:

	Level 1	Level 2	Level 3	Total
MFS Conservative Allocation Fund
Investments at Value
Mutual Funds	$2,955,667,629	$—	$—	$2,955,667,629

MFS Moderate Allocation Fund
Investments at Value
Mutual Funds	$5,892,427,757	$—	$—	$5,892,427,757

MFS Growth Allocation Fund
Investments at Value
Mutual Funds	$5,074,147,298	$—	$—	$5,074,147,298

MFS Aggressive Growth Allocation Fund
Investments at Value
Mutual Funds	$1,710,032,305	$—	$—	$1,710,032,305

Notes to Financial Statements – continued

For further information regarding security characteristics, see the Portfolio of Investments. Please refer to the underlying funds’ shareholder reports for further information regarding the levels used in valuing the underlying funds’ assets or liabilities.

Derivatives – Each fund does not invest in derivatives directly. Each fund does invest in underlying funds that may use derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the underlying funds use derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

Indemnifications – Under each fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to each fund. Additionally, in the normal course of business, each fund enters into agreements with service providers that may contain indemnification clauses. Each fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against each fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Distributions of income and capital gains from the underlying funds are recorded on the ex-dividend date. Recognition of net investment income by each fund is affected by the timing of the declaration of distributions by the underlying funds in which each fund invests. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Each fund and/or the underlying funds may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statements of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statements of Operations.

Reimbursement of Expenses by Custodian – In December 2015, each fund’s custodian (or former custodian), State Street Bank and Trust Company, announced that it intended to reimburse its asset servicing clients for expense amounts that it billed in error during the period 1998 through 2015. The amount of this one-time reimbursement attributable to each fund is reflected as “Reimbursement of custodian expenses” in the Statements of Operations.

Tax Matters and Distributions – Each fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. Each fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed each fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	MFS Conservative	MFS Moderate	MFS Growth	MFS Aggressive Growth
Year ended 5/31/17	Allocation Fund	Allocation Fund	Allocation Fund	Allocation Fund
Ordinary income (including any short-term capital gains)	$47,474,231	$78,543,458	$52,365,053	$13,686,589
Long-term capital gains	20,970,420	72,886,493	77,841,596	29,346,293
Total distributions	$68,444,651	$151,429,951	$130,206,649	$43,032,882

	MFS Conservative	MFS Moderate	MFS Growth	MFS Aggressive Growth
Year ended 5/31/16	Allocation Fund	Allocation Fund	Allocation Fund	Allocation Fund
Ordinary income (including any short-term capital gains)	$43,586,362	$77,608,676	$68,898,928	$22,599,807
Long-term capital gains	30,049,204	250,601,490	159,093,333	57,545,072
Total distributions	$73,635,566	$328,210,166	$227,992,261	$80,144,879

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 5/31/17	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Cost of investments	$2,433,950,114	$4,561,997,056	$3,542,246,566	$1,063,852,623
Gross appreciation	544,807,456	1,438,588,254	1,625,240,667	674,311,022
Gross depreciation	(23,089,941)	(108,157,553)	(93,339,935)	(28,131,340)
Net unrealized appreciation (depreciation)	$521,717,515	$1,330,430,701	$1,531,900,732	$646,179,682
Undistributed ordinary income	13,660,198	23,773,997	18,436,585	2,255,617
Undistributed long-term capital gain	35,515,340	74,421,636	77,312,269	28,745,798
Late year ordinary loss deferral	—	—	—	(1,649,480)

Multiple Classes of Shares of Beneficial Interest – Each fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. Each fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase. Each fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

From net investment income

	MFS Conservative Allocation Fund		MFS Moderate Allocation Fund		MFS Growth Allocation Fund		MFS Aggressive Growth Allocation Fund
	Year Ended 5/31/17	Year Ended 5/31/16	Year Ended 5/31/17	Year Ended 5/31/16	Year Ended 5/31/17	Year Ended 5/31/16	Year Ended 5/31/17	Year Ended 5/31/16
Class A	$24,033,259	$21,617,021	$45,024,210	$46,668,770	$32,638,234	$43,106,687	$7,156,960	$11,565,461
Class B	1,402,669	1,234,141	2,212,721	2,425,780	985,823	1,977,124	130,195	544,717
Class C	7,001,325	5,998,708	9,272,704	10,040,738	4,421,768	7,958,713	692,383	2,269,382
Class I	4,515,899	3,054,928	2,638,988	2,252,674	1,676,074	1,705,065	1,164,926	1,050,162
Class R1	163,203	163,935	253,687	308,979	157,777	304,924	48,138	145,613
Class R2	1,445,957	1,445,716	2,434,788	2,805,284	1,781,459	2,613,515	548,109	1,144,788
Class R3	2,641,167	2,741,992	4,967,103	5,320,505	2,804,641	3,808,451	1,318,189	2,492,040
Class R4	2,473,515	2,132,673	4,319,121	4,492,407	3,248,702	3,910,013	788,078	1,149,272
Class 529A	1,653,561	1,288,484	2,791,412	2,610,547	2,239,534	2,863,805	1,093,104	1,876,700
Class 529B	61,797	50,834	106,797	115,396	41,396	94,861	3,105	53,787
Class 529C	431,689	320,179	575,741	567,596	305,796	555,770	57,076	307,885
Total	$45,824,041	$40,048,611	$74,597,272	$77,608,676	$50,301,204	$68,898,928	$13,000,263	$22,599,807

From net realized gain on investments

	MFS Conservative Allocation Fund		MFS Moderate Allocation Fund		MFS Growth Allocation Fund		MFS Aggressive Growth Allocation Fund
	Year Ended 5/31/17	Year Ended 5/31/16	Year Ended 5/31/17	Year Ended 5/31/16	Year Ended 5/31/17	Year Ended 5/31/16	Year Ended 5/31/17	Year Ended 5/31/16
Class A	$10,413,124	$15,568,414	$39,994,979	$130,351,399	$43,439,038	$86,276,472	$13,541,544	$25,752,023
Class B	1,086,420	1,723,959	3,921,923	13,323,489	3,852,491	8,343,838	1,235,473	2,621,897
Class C	5,337,616	8,207,373	16,328,376	54,280,953	15,550,383	30,743,019	5,167,281	9,776,239
Class I	1,736,111	1,863,856	2,001,161	5,399,180	1,833,948	2,934,567	1,742,417	2,013,440
Class R1	121,756	220,317	440,590	1,649,505	587,469	1,301,234	337,109	659,558
Class R2	738,747	1,237,219	2,646,297	9,390,857	2,996,921	6,430,948	1,421,089	3,071,981
Class R3	1,112,000	1,939,431	4,399,606	14,414,667	3,721,910	7,703,333	2,535,442	5,581,648
Class R4	948,566	1,337,534	3,334,327	10,423,241	3,554,707	6,729,476	1,178,754	2,203,460
Class 529A	740,543	958,606	2,567,927	7,535,359	3,053,835	5,901,840	2,148,103	4,279,276
Class 529B	49,042	75,326	196,335	661,168	189,836	458,845	101,561	259,131
Class 529C	336,685	454,920	1,001,158	3,171,672	1,124,907	2,269,761	623,846	1,326,419
Total	$22,620,610	$33,586,955	$76,832,679	$250,601,490	$79,905,445	$159,093,333	$30,032,619	$57,545,072

(3)	Transactions with Affiliates

Investment Adviser – Each fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the funds. MFS receives no compensation under this agreement; however MFS receives management fees from the underlying MFS funds.

Notes to Financial Statements – continued

The investment adviser has agreed in writing to pay a portion of the MFS Growth Allocation Fund’s operating expenses, excluding distribution and service fees, program manager fees, interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses including fees and expenses associated with investments in investment companies and other similar investment vehicles, such that operating expenses do not exceed 0.10% annually of the fund’s average daily net assets. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until September 30, 2018. For the year ended May 31, 2017, this reduction amounted to $367,775 and is included in the reduction of total expenses in the Statements of Operations.

The investment adviser has agreed in writing to pay a portion of the MFS Aggressive Growth Allocation Fund’s operating expenses, excluding distribution and service fees, program manager fees, interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses including fees and expenses associated with investments in investment companies and other similar investment vehicles, such that operating expenses do not exceed 0.13% annually of the fund’s average daily net assets. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until September 30, 2018. For the year ended May 31, 2017, this reduction amounted to $357,517 and is included in the reduction of total expenses in the Statements of Operations.

In addition to the fees and expenses which each fund bears directly, each fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which each fund invests. Accordingly, the expense ratio for each fund reflects only those fees and expenses borne directly by each fund.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received the following amounts for the year ended May 31, 2017, as its portion of the initial sales charge on sales of Class A and Class 529A shares of each fund:

	Class A	Class 529A
MFS Conservative Allocation Fund	$679,050	$41,121
MFS Moderate Allocation Fund	1,384,281	124,067
MFS Growth Allocation Fund	1,400,597	170,468
MFS Aggressive Growth Allocation Fund	365,893	131,758

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

Each fund’s distribution plan provides that each fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Class A
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
MFS Conservative Allocation Fund	—	0.25%	0.25%	0.25%	$3,470,202
MFS Moderate Allocation Fund	—	0.25%	0.25%	0.25%	7,947,246
MFS Growth Allocation Fund	—	0.25%	0.25%	0.25%	7,024,010
MFS Aggressive Growth Allocation Fund	—	0.25%	0.25%	0.25%	1,921,471

	Class B
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
MFS Conservative Allocation Fund	0.75%	0.25%	1.00%	1.00%	$1,445,728
MFS Moderate Allocation Fund	0.75%	0.25%	1.00%	1.00%	3,059,699
MFS Growth Allocation Fund	0.75%	0.25%	1.00%	1.00%	2,464,622
MFS Aggressive Growth Allocation Fund	0.75%	0.25%	1.00%	1.00%	677,303

	Class C
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
MFS Conservative Allocation Fund	0.75%	0.25%	1.00%	1.00%	$7,051,736
MFS Moderate Allocation Fund	0.75%	0.25%	1.00%	1.00%	12,671,713
MFS Growth Allocation Fund	0.75%	0.25%	1.00%	1.00%	9,769,327
MFS Aggressive Growth Allocation Fund	0.75%	0.25%	1.00%	1.00%	2,784,108

Notes to Financial Statements – continued

	Class R1
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
MFS Conservative Allocation Fund	0.75%	0.25%	1.00%	1.00%	$165,235
MFS Moderate Allocation Fund	0.75%	0.25%	1.00%	1.00%	338,497
MFS Growth Allocation Fund	0.75%	0.25%	1.00%	1.00%	363,341
MFS Aggressive Growth Allocation Fund	0.75%	0.25%	1.00%	1.00%	177,046

	Class R2
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
MFS Conservative Allocation Fund	0.25%	0.25%	0.50%	0.50%	$466,004
MFS Moderate Allocation Fund	0.25%	0.25%	0.50%	0.50%	1,017,250
MFS Growth Allocation Fund	0.25%	0.25%	0.50%	0.50%	934,828
MFS Aggressive Growth Allocation Fund	0.25%	0.25%	0.50%	0.50%	387,488

	Class R3
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
MFS Conservative Allocation Fund	—	0.25%	0.25%	0.25%	$391,645
MFS Moderate Allocation Fund	—	0.25%	0.25%	0.25%	872,676
MFS Growth Allocation Fund	—	0.25%	0.25%	0.25%	591,198
MFS Aggressive Growth Allocation Fund	—	0.25%	0.25%	0.25%	361,500

	Class 529A
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
MFS Conservative Allocation Fund	—	0.25%	0.25%	0.24%	$244,964
MFS Moderate Allocation Fund	—	0.25%	0.25%	0.24%	498,339
MFS Growth Allocation Fund	—	0.25%	0.25%	0.24%	485,652
MFS Aggressive Growth Allocation Fund	—	0.25%	0.25%	0.24%	298,065

	Class 529B
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
MFS Conservative Allocation Fund	0.75%	0.25%	1.00%	0.99%	$65,521
MFS Moderate Allocation Fund	0.75%	0.25%	1.00%	0.99%	152,137
MFS Growth Allocation Fund	0.75%	0.25%	1.00%	1.00%	121,737
MFS Aggressive Growth Allocation Fund	0.75%	0.25%	1.00%	1.00%	55,511

	Class 529C
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
MFS Conservative Allocation Fund	0.75%	0.25%	1.00%	1.00%	$439,073
MFS Moderate Allocation Fund	0.75%	0.25%	1.00%	1.00%	766,599
MFS Growth Allocation Fund	0.75%	0.25%	1.00%	1.00%	698,507
MFS Aggressive Growth Allocation Fund	0.75%	0.25%	1.00%	0.99%	333,566

	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Total Distribution and Service Fees	$13,740,108	$27,324,156	$22,453,222	$6,996,058

(d)	In accordance with the distribution plan for certain classes, each fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

Notes to Financial Statements – continued

(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended May 31, 2017 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended May 31, 2017, these rebates amounted to the following and are included in the reduction of total expenses in the Statements of Operations:

	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Class A	$8,611	$34,895	$25,963	$17,364
Class B	74	584	1,376	555
Class C	296	1,401	3,016	1,151
Class R2	226	148	670	138
Class R3	3	3	—	3
Class 529A	12,573	16,566	15,656	14,051
Class 529B	425	1,078	509	21
Class 529C	1,163	2,045	2,254	2,663

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended May 31, 2017, were as follows:

CDSC Imposed	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Class A	$18,647	$16,563	$16,579	$8,251
Class B	275,327	534,121	429,186	104,466
Class C	105,108	202,258	204,026	52,489
Class 529B	2,126	4,026	2,890	1,303
Class 529C	876	1,033	1,440	767

Each fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in each fund’s 529 share classes is made. Each fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.10% of the average daily net assets attributable to each 529 share class. MFD has agreed to waive a portion of this fee in an amount equal to 0.05% of the average daily net assets for each 529 share class. This waiver agreement will expire on September 30, 2018, unless MFD elects to extend the waiver.

The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees for the year ended May 31, 2017, were as follows:

	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Class 529A	$97,986	$199,335	$194,261	$119,226
Class 529B	6,552	15,214	12,177	5,553
Class 529C	43,907	76,660	69,867	33,368
Total Program Manager Fees	$148,445	$291,209	$276,305	$158,147

For the year ended May 31, 2017, MFD waived the following amount of program manager fees for each fund, which is included in the reduction of total expenses in the Statements of Operations:

	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Class 529A	$48,993	$99,667	$97,130	$59,613
Class 529B	3,276	7,607	6,089	2,777
Class 529C	21,953	38,330	34,934	16,684
Total Program Manager Fees Waiver	$74,222	$145,604	$138,153	$79,074

The program manager fee incurred for the year ended May 31, 2017 was equivalent to an annual effective rate of 0.05% of the average daily net assets attributable to each 529 share class for each of the funds.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, provides shareholder services and transfer agent services to the funds. Under a Special Servicing Agreement among MFS, certain MFS fund which invests in other MFS funds (“MFS fund-of-funds”) and certain underlying funds in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of each MFS fund-of-funds’ transfer agent-related expenses, including out-of-pocket and sub-accounting fees, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-funds. For the year ended May 31, 2017, shareholder servicing expenses incurred by the funds, including out-of-pocket expenses, are disclosed in the Statements of Operations.

Notes to Financial Statements – continued

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to each fund. Under an administrative services agreement, each fund reimburses MFS the costs incurred to provide these services. Each fund pays an annual fixed amount of $17,500. The administrative services fee incurred for the year ended May 31, 2017 was equivalent to the following annual effective rates of each fund’s average daily net assets:

	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Percentage of average daily net assets	0.0006%	0.0003%	0.0003%	0.0011%

Trustees’ and Officers’ Compensation – Each fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. Each fund does not pay compensation directly to Trustees or officers of each fund who are also officers of the investment adviser, all of whom receive remuneration for their services to each fund from MFS. Certain officers and Trustees of each fund are officers or directors of MFS, MFD, and MFSC.

Other – These funds and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended May 31, 2017, the fees paid by each fund under this agreement amounted to the following and are included in “Miscellaneous” expense in the Statements of Operations:

MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
$5,982	$11,914	$9,972	$3,185

MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

Each fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

On September 9, 2015, MFS purchased (redeemed) the following fund shares:

Fund	Class	Shares	Amount
MFS Conservative Allocation Fund	A	(23)	($344)
MFS Moderate Allocation Fund	A	(23)	(376)
MFS Aggressive Growth Allocation Fund	C	(20)	(377)

On March 16, 2016, MFS purchased (redeemed) the following fund shares:

Fund	Class	Shares	Amount
MFS Conservative Allocation Fund	I	691,848	$9,990,282
MFS Moderate Allocation Fund	I	(135,647)	(2,147,298)
MFS Growth Allocation Fund	I	(2,731)	(47,549)
MFS Aggressive Growth Allocation Fund	I	13,643	257,314

On March 16, 2017, MFS purchased (redeemed) the following fund shares:

Fund	Class	Shares	Amount
MFS Conservative Allocation Fund	I	116,478	$1,766,967
MFS Moderate Allocation Fund	I	(14)	(233)
MFS Growth Allocation Fund	I	9,349	179,778

(4)	Portfolio Securities

For the year ended May 31, 2017, purchases and sales of shares of underlying funds aggregated to the following:

	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Purchases	$84,479,368	$48,217,954	$44,707,568	$30,536,862
Sales	$412,951,767	$1,050,672,418	$875,655,469	$258,976,811

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

Each fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	MFS Conservative Allocation Fund				MFS Moderate Allocation Fund
	Year ended 5/31/17		Year ended 5/31/16		Year ended 5/31/17		Year ended 5/31/16
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold
Class A	14,519,530	$217,453,004	19,129,123	$276,846,026	22,844,888	$380,578,300	31,312,029	$505,471,000
Class B	737,834	10,982,035	1,032,078	14,834,024	1,220,703	20,040,524	1,745,220	27,974,459
Class C	6,532,306	96,252,355	10,269,042	146,892,186	8,731,491	142,308,732	13,030,290	208,157,573
Class I	7,114,001	107,198,483	5,221,002	76,209,459	7,238,472	121,860,754	3,819,769	62,265,775
Class R1	220,694	3,195,078	274,655	3,852,446	343,636	5,495,409	411,570	6,432,461
Class R2	1,491,020	21,736,930	1,735,323	24,568,197	1,710,717	27,837,985	2,000,822	31,764,928
Class R3	2,810,721	41,543,361	3,968,284	57,033,958	3,870,342	63,883,901	4,380,297	70,042,365
Class R4	3,224,684	48,354,147	2,344,161	34,067,518	3,869,810	64,154,551	4,336,788	70,775,249
Class 529A	6,002,011	89,450,005	3,014,956	43,475,965	5,098,697	84,204,133	3,465,909	55,613,551
Class 529B	455,550	6,687,551	225,843	3,215,149	340,694	5,538,786	311,539	4,893,868
Class 529C	2,458,965	35,985,865	1,344,861	19,038,808	1,678,036	27,090,469	1,476,534	23,204,943
	45,567,316	$678,838,814	48,559,328	$700,033,736	56,947,486	$942,993,544	66,290,767	$1,066,596,172

Shares issued to shareholders in reinvestment of distributions
Class A	2,264,465	$33,298,319	2,514,582	$36,113,172	5,075,138	$82,394,212	10,875,398	$171,723,726
Class B	163,153	2,378,448	198,567	2,830,317	370,955	5,939,878	974,351	15,187,936
Class C	791,015	11,437,019	932,123	13,174,962	1,464,652	23,292,945	3,761,986	58,306,866
Class I	308,538	4,578,610	236,426	3,429,031	202,242	3,330,757	312,760	5,005,664
Class R1	20,078	284,959	27,688	384,252	44,514	694,277	128,826	1,958,163
Class R2	139,831	1,999,761	180,386	2,522,351	296,777	4,717,570	747,242	11,557,589
Class R3	257,268	3,753,167	328,270	4,679,205	581,261	9,366,677	1,258,802	19,735,154
Class R4	232,126	3,417,065	241,140	3,465,729	468,627	7,608,087	942,000	14,874,355
Class 529A	163,518	2,391,715	157,254	2,246,966	331,559	5,358,509	645,102	10,138,783
Class 529B	7,716	110,839	8,979	126,156	19,128	303,132	50,280	776,561
Class 529C	53,625	768,209	55,289	774,743	99,982	1,574,683	243,470	3,738,986
	4,401,333	$64,418,111	4,880,704	$69,746,884	8,954,835	$144,580,727	19,940,217	$313,003,783

Shares reacquired
Class A	(28,274,139)	$(422,696,260)	(18,567,106)	$(268,817,531)	(56,970,988)	$(945,981,704)	(32,570,799)	$(525,921,864)
Class B	(2,263,417)	(33,685,530)	(1,990,783)	(28,684,529)	(4,532,965)	(74,564,308)	(3,724,883)	(59,386,338)
Class C	(13,416,079)	(197,873,997)	(11,427,254)	(163,088,250)	(24,157,332)	(395,732,621)	(16,255,136)	(257,885,863)
Class I	(3,654,621)	(55,036,115)	(2,329,261)	(33,927,727)	(4,167,252)	(70,139,001)	(3,560,813)	(57,637,015)
Class R1	(587,573)	(8,493,241)	(450,004)	(6,297,295)	(847,016)	(13,525,071)	(875,734)	(13,476,669)
Class R2	(2,741,818)	(39,924,604)	(2,784,222)	(39,197,261)	(4,616,711)	(75,036,073)	(3,931,322)	(61,880,302)
Class R3	(5,290,011)	(78,525,398)	(4,637,852)	(66,734,445)	(7,099,738)	(117,448,050)	(7,859,191)	(127,060,865)
Class R4	(2,146,022)	(32,081,304)	(3,301,227)	(47,338,643)	(4,492,725)	(74,089,915)	(6,918,938)	(111,235,308)
Class 529A	(5,186,363)	(77,325,081)	(2,585,783)	(37,190,859)	(5,574,024)	(92,076,211)	(2,870,176)	(46,108,481)
Class 529B	(450,904)	(6,625,637)	(265,309)	(3,764,294)	(578,411)	(9,403,297)	(353,382)	(5,606,354)
Class 529C	(2,334,177)	(34,175,581)	(1,248,121)	(17,700,745)	(2,254,669)	(36,414,557)	(1,304,201)	(20,556,709)
	(66,345,124)	$(986,442,748)	(49,586,922)	$(712,741,579)	(115,291,831)	$(1,904,410,808)	(80,224,575)	$(1,286,755,768)

Notes to Financial Statements – continued

	MFS Conservative Allocation Fund – continued				MFS Moderate Allocation Fund – continued
	Year ended 5/31/17		Year ended 5/31/16		Year ended 5/31/17		Year ended 5/31/16
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Net change
Class A	(11,490,144)	$(171,944,937)	3,076,599	$44,141,667	(29,050,962)	$(483,009,192)	9,616,628	$151,272,862
Class B	(1,362,430)	(20,325,047)	(760,138)	(11,020,188)	(2,941,307)	(48,583,906)	(1,005,312)	(16,223,943)
Class C	(6,092,758)	(90,184,623)	(226,089)	(3,021,102)	(13,961,189)	(230,130,944)	537,140	8,578,576
Class I	3,767,918	56,740,978	3,128,167	45,710,763	3,273,462	55,052,510	571,716	9,634,424
Class R1	(346,801)	(5,013,204)	(147,661)	(2,060,597)	(458,866)	(7,335,385)	(335,338)	(5,086,045)
Class R2	(1,110,967)	(16,187,913)	(868,513)	(12,106,713)	(2,609,217)	(42,480,518)	(1,183,258)	(18,557,785)
Class R3	(2,222,022)	(33,228,870)	(341,298)	(5,021,282)	(2,648,135)	(44,197,472)	(2,220,092)	(37,283,346)
Class R4	1,310,788	19,689,908	(715,926)	(9,805,396)	(154,288)	(2,327,277)	(1,640,150)	(25,585,704)
Class 529A	979,166	14,516,639	586,427	8,532,072	(143,768)	(2,513,569)	1,240,835	19,643,853
Class 529B	12,362	172,753	(30,487)	(422,989)	(218,589)	(3,561,379)	8,437	64,075
Class 529C	178,413	2,578,493	152,029	2,112,806	(476,651)	(7,749,405)	415,803	6,387,220
	(16,376,475)	$(243,185,823)	3,853,110	$57,039,041	(49,389,510)	$(816,836,537)	6,006,409	$92,844,187

	MFS Growth Allocation Fund				MFS Aggressive Growth Allocation Fund
	Year ended 5/31/17		Year ended 5/31/16		Year ended 5/31/17		Year ended 5/31/16
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold
Class A	17,631,896	$330,902,522	24,281,537	$433,657,784	5,215,495	$106,102,055	6,695,934	$128,660,820
Class B	947,384	17,501,483	1,410,235	24,909,199	325,453	6,484,381	394,772	7,522,315
Class C	6,549,675	119,760,717	9,135,163	160,055,364	1,763,254	34,769,150	2,549,030	47,960,410
Class I	3,951,105	74,634,861	1,733,383	31,039,444	2,860,597	58,811,995	853,744	16,826,327
Class R1	278,232	4,973,025	416,643	7,157,982	97,684	1,901,127	144,715	2,721,738
Class R2	1,074,641	19,615,557	1,506,107	26,464,337	511,856	10,225,627	663,387	12,654,260
Class R3	2,041,251	37,691,225	2,326,346	41,600,831	1,026,133	20,574,559	1,191,106	22,801,179
Class R4	2,909,189	54,298,777	2,984,185	53,397,028	1,054,806	21,264,059	1,213,758	24,029,487
Class 529A	3,308,699	61,242,661	2,428,705	42,988,441	1,166,916	23,454,517	1,410,442	27,042,979
Class 529B	211,189	3,850,768	172,220	3,018,279	57,069	1,119,670	67,429	1,267,578
Class 529C	1,124,462	20,265,749	831,488	14,296,324	289,290	5,621,930	394,919	7,355,749
	40,027,723	$744,737,345	47,226,012	$838,585,013	14,368,553	$290,329,070	15,579,236	$298,842,842

Shares issued to shareholders in reinvestment of distributions
Class A	4,112,286	$74,432,373	7,219,616	$126,632,060	1,016,969	$19,881,737	1,886,375	$35,973,169
Class B	262,328	4,714,042	574,470	10,001,530	69,600	1,343,288	164,679	3,100,908
Class C	1,036,938	18,447,131	2,056,196	35,448,814	281,909	5,390,107	590,703	11,022,520
Class I	119,225	2,174,665	145,854	2,577,241	79,872	1,583,861	42,612	824,125
Class R1	42,732	745,246	94,925	1,606,123	20,427	385,247	43,711	805,165
Class R2	258,624	4,582,820	510,203	8,765,284	98,897	1,895,864	219,979	4,113,607
Class R3	363,781	6,526,235	661,358	11,507,625	198,708	3,852,954	426,728	8,073,688
Class R4	376,161	6,797,233	607,257	10,639,144	100,291	1,964,704	175,278	3,349,554
Class 529A	294,479	5,291,789	503,457	8,765,645	166,904	3,241,207	324,779	6,154,529
Class 529B	12,982	231,213	32,067	553,155	5,483	104,666	16,813	312,895
Class 529C	81,472	1,430,703	165,732	2,825,531	36,083	680,526	88,717	1,633,283
	6,961,008	$125,373,450	12,571,135	$219,322,152	2,075,143	$40,324,161	3,980,374	$75,363,443

Notes to Financial Statements – continued

	MFS Growth Allocation Fund – continued				MFS Aggressive Growth Allocation Fund – continued
	Year ended 5/31/17		Year ended 5/31/16		Year ended 5/31/17		Year ended 5/31/16
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(44,544,367)	$(832,516,552)	(21,519,302)	$(384,190,207)	(10,878,913)	$(220,086,855)	(5,670,014)	$(109,903,760)
Class B	(3,625,103)	(67,119,072)	(3,103,699)	(54,678,027)	(1,068,061)	(21,364,291)	(1,015,280)	(19,286,642)
Class C	(16,244,642)	(298,985,079)	(8,776,330)	(153,255,004)	(4,032,123)	(80,116,135)	(2,755,470)	(52,299,551)
Class I	(2,044,135)	(38,560,337)	(1,907,263)	(34,714,786)	(1,025,370)	(21,133,145)	(802,851)	(15,828,909)
Class R1	(776,756)	(13,954,284)	(822,231)	(14,116,004)	(270,679)	(5,332,756)	(261,013)	(4,852,131)
Class R2	(3,051,784)	(55,544,220)	(3,226,468)	(55,988,565)	(1,306,371)	(25,652,238)	(1,172,459)	(21,861,127)
Class R3	(4,026,643)	(74,706,246)	(3,890,905)	(69,202,084)	(2,835,322)	(57,150,183)	(1,873,944)	(36,076,391)
Class R4	(2,668,377)	(49,502,390)	(4,657,151)	(82,200,414)	(953,195)	(19,293,374)	(2,112,185)	(41,529,779)
Class 529A	(3,796,467)	(70,026,396)	(2,607,655)	(46,237,657)	(1,999,894)	(39,919,811)	(1,252,070)	(24,000,602)
Class 529B	(343,796)	(6,265,950)	(357,532)	(6,216,338)	(172,869)	(3,376,914)	(124,404)	(2,325,329)
Class 529C	(1,414,862)	(25,471,124)	(993,599)	(17,085,500)	(709,037)	(13,706,848)	(352,622)	(6,508,733)
	(82,536,932)	$(1,532,651,650)	(51,862,135)	$(917,884,586)	(25,251,834)	$(507,132,550)	(17,392,312)	$(334,472,954)

Net change
Class A	(22,800,185)	$(427,181,657)	9,981,851	$176,099,637	(4,646,449)	$(94,103,063)	2,912,295	$54,730,229
Class B	(2,415,391)	(44,903,547)	(1,118,994)	(19,767,298)	(673,008)	(13,536,622)	(455,829)	(8,663,419)
Class C	(8,658,029)	(160,777,231)	2,415,029	42,249,174	(1,986,960)	(39,956,878)	384,263	6,683,379
Class I	2,026,195	38,249,189	(28,026)	(1,098,101)	1,915,099	39,262,711	93,505	1,821,543
Class R1	(455,792)	(8,236,013)	(310,663)	(5,351,899)	(152,568)	(3,046,382)	(72,587)	(1,325,228)
Class R2	(1,718,519)	(31,345,843)	(1,210,158)	(20,758,944)	(695,618)	(13,530,747)	(289,093)	(5,093,260)
Class R3	(1,621,611)	(30,488,786)	(903,201)	(16,093,628)	(1,610,481)	(32,722,670)	(256,110)	(5,201,524)
Class R4	616,973	11,593,620	(1,065,709)	(18,164,242)	201,902	3,935,389	(723,149)	(14,150,738)
Class 529A	(193,289)	(3,491,946)	324,507	5,516,429	(666,074)	(13,224,087)	483,151	9,196,906
Class 529B	(119,625)	(2,183,969)	(153,245)	(2,644,904)	(110,317)	(2,152,578)	(40,162)	(744,856)
Class 529C	(208,928)	(3,774,672)	3,621	36,355	(383,664)	(7,404,392)	131,014	2,480,299
	(35,548,201)	$(662,540,855)	7,935,012	$140,022,579	(8,808,138)	$(176,479,319)	2,167,298	$39,733,331

(6)	Line of Credit

Each fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, each fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended May 31, 2017, each fund’s commitment fee and interest expense were as follows and are included in “Miscellaneous” expense in the Statements of Operations:

	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Commitment Fee	$21,109	$43,962	$36,401	$11,609
Interest Expense	—	—	—	—

Notes to Financial Statements – continued

(7)	Transactions in Underlying Affiliated Funds - Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, each fund assumes the following to be affiliated issuers:

	MFS Conservative Allocation Fund
Underlying Affiliated Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount		Ending Shares/Par Amount
MFS Absolute Return Fund	6,522,561	219,462	(589,830)		6,152,193
MFS Commodity Strategy Fund	5,226,413	632,851	(871,694)		4,987,570
MFS Emerging Markets Debt Fund	6,351,068	397,254	(826,398)		5,921,924
MFS Emerging Markets Debt Local Currency Fund	9,044,477	756,052	(1,404,842)		8,395,687
MFS Global Bond Fund	17,116,519	1,131,370	(1,354,081)		16,893,808
MFS Global Real Estate Fund	1,903,942	347,535	(339,597)		1,911,880
MFS Government Securities Fund	29,874,026	1,858,074	(1,892,339)		29,839,761
MFS Growth Fund	2,474,949	70,067	(509,813)		2,035,203
MFS High Income Fund	46,778,743	2,951,700	(7,037,661)		42,692,782
MFS Inflation-Adjusted Bond Fund	28,936,086	1,544,379	(2,339,266)		28,141,199
MFS Institutional Money Market Portfolio	92	108,211,270	(107,443,591)		767,771
MFS International Growth Fund	2,317,959	122,309	(523,421)		1,916,847
MFS International Value Fund	1,718,704	92,319	(355,497)		1,455,526
MFS Limited Maturity Fund	50,670,225	2,400,180	(3,964,983)		49,105,422
MFS Mid Cap Growth Fund	8,289,975	597,702	(1,713,082)		7,174,595
MFS Mid Cap Value Fund	6,092,641	239,485	(1,132,393)		5,199,733
MFS New Discovery Fund	1,271,645	66,080	(317,190)		1,020,535
MFS New Discovery Value Fund	2,400,988	178,762	(622,596)		1,957,154
MFS Research Fund	4,970,787	311,278	(975,110)		4,306,955
MFS Research International Fund	7,988,842	391,397	(1,641,154)		6,739,085
MFS Total Return Bond Fund	42,336,561	2,085,042	(3,129,964)		41,291,639
MFS Value Fund	5,320,121	338,046	(1,026,452)		4,631,715

Underlying Affiliated Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income		Ending Value
MFS Absolute Return Fund	$(331,770)	$—	$553,215		$58,938,013
MFS Commodity Strategy Fund	(3,399,031)	—	180,775		28,479,027
MFS Emerging Markets Debt Fund	(544,960)	—	4,296,300		88,769,639
MFS Emerging Markets Debt Local Currency Fund	(1,669,473)	—	1,225,610	(a)	59,273,550
MFS Global Bond Fund	(2,363,866)	—	205,430	(a)	148,327,639
MFS Global Real Estate Fund	119,256	1,308,487	1,402,783		29,175,285
MFS Government Securities Fund	(1,004,601)	—	8,347,933		294,816,834
MFS Growth Fund	11,720,499	2,761,909	207,763		179,403,118
MFS High Income Fund	(1,405,299)	—	8,345,458		148,143,953
MFS Inflation-Adjusted Bond Fund	(1,861,736)	—	5,778,144		293,512,705
MFS Institutional Money Market Portfolio	(40)	—	4,647		767,771
MFS International Growth Fund	1,031,819	—	848,879		59,709,794
MFS International Value Fund	2,113,872	—	1,180,337		59,763,913
MFS Limited Maturity Fund	(1,026,772)	—	4,513,672		293,650,421
MFS Mid Cap Growth Fund	3,647,562	6,067,290	—		119,528,756
MFS Mid Cap Value Fund	2,997,325	—	1,772,019		117,253,984
MFS New Discovery Fund	565,340	649,404	—		29,544,479
MFS New Discovery Value Fund	1,022,950	777,662	552,497		28,809,302
MFS Research Fund	2,951,074	7,771,959	2,296,016		177,920,308
MFS Research International Fund	(242,658)	—	2,525,611		119,012,234
MFS Total Return Bond Fund	(647,736)	—	13,319,457		443,472,207
MFS Value Fund	4,724,841	3,033,751	3,869,967		177,394,697
	$16,396,596	$22,370,462	$61,426,513		$2,955,667,629

Notes to Financial Statements – continued

	MFS Moderate Allocation Fund
Underlying Affiliated Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount		Ending Shares/Par Amount
MFS Absolute Return Fund	6,645,990	138,030	(666,964)		6,117,056
MFS Commodity Strategy Fund	32,445,124	1,255,146	(4,179,366)		29,520,904
MFS Emerging Markets Debt Fund	13,125,012	634,304	(1,967,311)		11,792,005
MFS Emerging Markets Debt Local Currency Fund	18,649,301	1,072,444	(2,982,479)		16,739,266
MFS Global Bond Fund	35,310,675	1,347,074	(3,009,425)		33,648,324
MFS Global Real Estate Fund	7,908,309	855,461	(1,184,255)		7,579,515
MFS Government Securities Fund	60,746,451	2,610,624	(4,150,608)		59,206,467
MFS Growth Fund	6,746,699	112,243	(1,436,978)		5,421,964
MFS High Income Fund	96,584,515	5,059,039	(16,615,231)		85,028,323
MFS Inflation-Adjusted Bond Fund	41,477,428	1,290,237	(3,706,360)		39,061,305
MFS Institutional Money Market Portfolio	90	101,116,737	(101,115,773)		1,054
MFS International Growth Fund	7,110,522	134,186	(1,485,534)		5,759,174
MFS International New Discovery Fund	2,174,898	72,101	(429,448)		1,817,551
MFS International Value Fund	5,304,507	129,961	(1,065,591)		4,368,877
MFS Mid Cap Growth Fund	29,765,085	1,500,036	(6,170,214)		25,094,907
MFS Mid Cap Value Fund	21,996,918	345,070	(4,199,181)		18,142,807
MFS New Discovery Fund	3,883,277	86,318	(908,564)		3,061,031
MFS New Discovery Value Fund	7,424,390	329,422	(1,900,384)		5,853,428
MFS Research Fund	13,641,580	722,350	(2,890,927)		11,473,003
MFS Research International Fund	24,308,384	658,263	(4,721,922)		20,244,725
MFS Total Return Bond Fund	46,210,727	1,692,673	(4,174,496)		43,728,904
MFS Value Fund	14,663,000	651,279	(2,980,661)		12,333,618

Underlying Affiliated Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income		Ending Value
MFS Absolute Return Fund	$(349,236)	$—	$552,152		$58,601,392
MFS Commodity Strategy Fund	(16,596,695)	—	1,081,682		168,564,363
MFS Emerging Markets Debt Fund	(1,990,367)	—	8,638,497		176,762,151
MFS Emerging Markets Debt Local Currency Fund	(3,401,823)	—	2,394,698	(a)	118,179,220
MFS Global Bond Fund	(4,834,312)	—	314,058	(a)	295,432,285
MFS Global Real Estate Fund	431,429	5,154,078	5,525,509		115,663,407
MFS Government Securities Fund	(2,020,912)	—	16,700,718		584,959,898
MFS Growth Fund	17,717,092	7,365,929	568,036		477,946,093
MFS High Income Fund	(4,793,763)	—	16,791,827		295,048,282
MFS Inflation-Adjusted Bond Fund	(2,990,585)	—	8,051,265		407,409,411
MFS Institutional Money Market Portfolio	(411)	—	4,089		1,054
MFS International Growth Fund	1,754,771	—	2,513,730		179,398,267
MFS International New Discovery Fund	704,811	618,345	974,820		59,597,484
MFS International Value Fund	4,652,233	—	3,487,889		179,386,100
MFS Mid Cap Growth Fund	8,314,039	21,224,732	—		418,081,152
MFS Mid Cap Value Fund	7,281,813	—	6,219,836		409,120,293
MFS New Discovery Fund	(438,870)	1,945,025	—		88,616,839
MFS New Discovery Value Fund	2,345,140	2,350,905	1,669,368		86,162,468
MFS Research Fund	5,833,120	20,738,334	6,126,586		473,949,768
MFS Research International Fund	(5,297,208)	—	7,534,391		357,521,845
MFS Total Return Bond Fund	(1,247,951)	—	14,253,792		469,648,426
MFS Value Fund	8,124,555	8,087,249	10,435,972		472,377,559
	$13,196,870	$67,484,597	$113,838,915		$5,892,427,757

Notes to Financial Statements – continued

	MFS Growth Allocation Fund
Underlying Affiliated Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount		Ending Shares/Par Amount
MFS Absolute Return Fund	5,510,059	177,890	(474,445)		5,213,504
MFS Commodity Strategy Fund	35,957,419	1,495,046	(4,093,078)		33,359,387
MFS Emerging Markets Debt Fund	10,881,028	625,556	(1,451,993)		10,054,591
MFS Emerging Markets Debt Local Currency Fund	15,417,229	1,034,457	(2,153,328)		14,298,358
MFS Emerging Markets Equity Fund	2,034,347	41,360	(483,002)		1,592,705
MFS Global Bond Fund	11,714,964	607,381	(840,243)		11,482,102
MFS Global Real Estate Fund	9,842,225	1,153,938	(1,322,001)		9,674,162
MFS Growth Fund	7,713,895	131,122	(1,408,409)		6,436,608
MFS High Income Fund	80,185,270	4,317,221	(11,976,725)		72,525,766
MFS Inflation-Adjusted Bond Fund	24,575,727	1,038,551	(1,861,643)		23,752,635
MFS Institutional Money Market Portfolio	28	137,732,329	(129,792,793)		7,939,564
MFS International Growth Fund	9,837,458	243,845	(1,777,597)		8,303,706
MFS International New Discovery Fund	3,615,031	147,697	(626,679)		3,136,049
MFS International Value Fund	7,335,571	213,833	(1,252,423)		6,296,981
MFS Mid Cap Growth Fund	31,841,031	1,613,133	(5,600,783)		27,853,381
MFS Mid Cap Value Fund	23,487,214	355,391	(3,909,748)		19,932,857
MFS New Discovery Fund	4,310,449	89,417	(893,752)		3,506,114
MFS New Discovery Value Fund	8,221,872	351,701	(1,912,352)		6,661,221
MFS Research Fund	11,333,268	607,105	(2,075,087)		9,865,286
MFS Research International Fund	23,562,094	705,756	(3,859,102)		20,408,748
MFS Total Return Bond Fund	14,372,329	697,394	(1,104,619)		13,965,104
MFS Value Fund	16,728,930	717,834	(2,907,902)		14,538,862

Underlying Affiliated Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income		Ending Value
MFS Absolute Return Fund	$(235,581)	$—	$464,553		$49,945,369
MFS Commodity Strategy Fund	(16,544,652)	—	1,221,371		190,482,098
MFS Emerging Markets Debt Fund	(1,368,165)	—	7,265,555		150,718,312
MFS Emerging Markets Debt Local Currency Fund	(2,427,322)	—	2,049,908	(a)	100,946,407
MFS Emerging Markets Equity Fund	(1,825,080)	—	418,618		50,982,490
MFS Global Bond Fund	(1,371,313)	—	121,771	(a)	100,812,856
MFS Global Real Estate Fund	222,030	6,509,330	6,978,428		147,627,715
MFS Growth Fund	15,086,872	8,552,719	649,255		567,387,034
MFS High Income Fund	(3,874,666)	—	14,139,079		251,664,407
MFS Inflation-Adjusted Bond Fund	(1,449,838)	—	4,827,737		247,739,982
MFS Institutional Money Market Portfolio	(866)	—	28,893		7,939,564
MFS International Growth Fund	1,551,602	—	3,525,791		258,660,442
MFS International New Discovery Fund	926,262	1,035,062	1,631,777		102,831,055
MFS International Value Fund	5,208,172	—	4,892,549		258,554,042
MFS Mid Cap Growth Fund	6,763,669	23,083,906	—		464,037,325
MFS Mid Cap Value Fund	6,431,384	—	6,802,231		449,485,931
MFS New Discovery Fund	(660,085)	2,201,268	—		101,502,003
MFS New Discovery Value Fund	2,256,694	2,665,413	1,894,400		98,053,175
MFS Research Fund	3,445,399	17,566,435	5,189,530		407,534,960
MFS Research International Fund	(5,015,585)	—	7,367,950		360,418,484
MFS Total Return Bond Fund	(252,269)	—	4,486,329		149,985,220
MFS Value Fund	6,763,451	9,436,255	12,103,621		556,838,427
	$13,630,113	$71,050,388	$86,059,346		$5,074,147,298

Notes to Financial Statements – continued

	MFS Aggressive Growth Allocation Fund
Underlying Affiliated Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Commodity Strategy Fund	14,358,062	1,251,245	(1,604,043)	14,005,264
MFS Emerging Markets Equity Fund	1,321,744	36,576	(284,638)	1,073,682
MFS Global Real Estate Fund	5,242,303	751,163	(585,025)	5,408,441
MFS Growth Fund	2,947,380	56,230	(435,319)	2,568,291
MFS Institutional Money Market Portfolio	141	58,465,752	(57,050,336)	1,415,557
MFS International Growth Fund	5,085,345	187,737	(771,256)	4,501,826
MFS International New Discovery Fund	2,331,370	143,256	(357,051)	2,117,575
MFS International Value Fund	3,779,548	170,203	(540,289)	3,409,462
MFS Mid Cap Growth Fund	11,402,681	598,445	(1,552,028)	10,449,098
MFS Mid Cap Value Fund	8,372,303	206,695	(1,210,068)	7,368,930
MFS New Discovery Fund	1,742,585	50,346	(322,587)	1,470,344
MFS New Discovery Value Fund	3,291,568	179,079	(693,209)	2,777,438
MFS Research Fund	4,100,376	225,176	(601,622)	3,723,930
MFS Research International Fund	8,759,991	391,887	(1,260,688)	7,891,190
MFS Value Fund	6,336,496	325,153	(948,982)	5,712,667

Underlying Affiliated Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Commodity Strategy Fund	$(6,381,723)	$—	$493,460	$79,970,060
MFS Emerging Markets Equity Fund	(984,461)	—	268,452	34,368,552
MFS Global Real Estate Fund	147,908	3,503,686	3,756,180	82,532,815
MFS Growth Fund	3,551,706	3,260,619	247,932	226,394,832
MFS Institutional Money Market Portfolio	(126)	—	2,134	1,415,557
MFS International Growth Fund	592,897	—	1,814,038	140,231,899
MFS International New Discovery Fund	498,123	663,827	1,046,525	69,435,290
MFS International Value Fund	1,869,669	—	2,518,253	139,992,497
MFS Mid Cap Growth Fund	1,530,974	8,291,450	—	174,081,967
MFS Mid Cap Value Fund	1,828,919	—	2,457,960	166,169,374
MFS New Discovery Fund	(299,025)	893,852	—	42,566,455
MFS New Discovery Value Fund	738,613	1,084,988	771,915	40,883,883
MFS Research Fund	826,926	6,396,378	1,889,638	153,835,567
MFS Research International Fund	(1,749,617)	—	2,697,274	139,358,419
MFS Value Fund	1,956,841	3,614,624	4,629,301	218,795,138
	$4,127,624	$27,709,424	$22,593,062	$1,710,032,305

(a)	Dividend income earned from the MFS Emerging Markets Debt Local Currency Fund and the MFS Global Bond Fund reflects the impact of a return of capital dividend adjustment which has the effect of reducing dividend income.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust X and Shareholders of MFS Conservative Allocation Fund, MFS Moderate Allocation Fund, MFS Growth Allocation Fund and MFS Aggressive Growth Allocation Fund:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of MFS Conservative Allocation Fund, MFS Moderate Allocation Fund, MFS Growth Allocation Fund and MFS Aggressive Growth Allocation Fund (the MFS Asset Allocation Funds) (four of the series constituting the MFS Series Trust X) as of May 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the MFS Asset Allocation Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the MFS Asset Allocation Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the MFS Asset Allocation Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2017, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MFS Asset Allocation Funds (four of the series constituting the MFS Series Trust X) at May 31, 2017, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

July 14, 2017

RESULTS OF SHAREHOLDER MEETING

(unaudited)

At a special meeting of shareholders of MFS Series Trust X, which was held on March 23, 2017, the following action was taken:

Item 1. To elect the following individuals as Trustees:

	Number of Dollars
Nominee	For	Withheld Authority
Steven E. Buller	47,079,841,296.441	543,077,753.583
John A. Caroselli	47,079,263,500.928	543,655,575.185
Maureen R. Goldfarb	47,079,730,700.440	543,181,611.914
David H. Gunning	46,973,805,216.237	649,457,370.227
Michael Hegarty	46,963,820,909.200	659,098,181.884
John P. Kavanaugh	47,086,401,597.642	536,517,432.631
Robert J. Manning	46,927,144,555.187	695,767,735.086
Clarence Otis, Jr.	47,049,690,674.050	573,228,402.063
Maryanne L. Roepke	47,108,547,219.521	514,365,128.003
Robin A. Stelmach	47,016,854,425.599	606,057,854.004
Laurie J. Thomsen	47,030,508,189.274	592,404,165.359

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of July 1, 2017, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 53)	Trustee	February 2004	136	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 55)	Trustee	January 2014	136	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 75)	Trustee and Chair of Trustees	January 2004	136	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman (until 2013)

Steven E. Buller (age 65)	Trustee	February 2014	136	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

John A. Caroselli (age 63)	Trustee	March 2017	136	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 62)	Trustee	January 2009	136	Private Investor	N/A

Michael Hegarty (age 72)	Trustee	December 2004	136	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)

John P. Kavanaugh (age 62)	Trustee and Vice Chair of Trustees	January 2009	136	Private Investor	N/A

Clarence Otis, Jr. (age 61)	Trustee	March 2017	136	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 61)	Trustee	May 2014	136	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 59)	Trustee	March 2005	136	Private Investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 49)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 50)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 57)	Assistant Secretary and Assistant Clerk	September 2012	136	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)

Ethan D. Corey (k) (age 53)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

David L. DiLorenzo (k) (age 48)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 49)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 44)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Senior Counsel

Susan A. Pereira (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Senior Counsel

Kasey L. Phillips (k) (age 46)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)

Matthew A. Stowe (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Frank L. Tarantino (age 73)	Independent Senior Officer	June 2004	136	Tarantino LLC (provider of compliance services), Principal

Richard S. Weitzel (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2007	136	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Martin J. Wolin (k) (age 49)	Chief Compliance Officer	July 2015	136	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

James O. Yost (k) (age 57)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President

Trustees and Officers – continued

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kavanaugh and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, MA 02199-7618

Distributor

MFS Fund Distributors, Inc.

111 Huntington Avenue

Boston, MA 02199-7618

Portfolio Manager

Joseph Flaherty

Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900 Independent Registered Public Accounting Firm Ernst & Young LLP 200 Claredon Street Boston, MA 02116

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the funds pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how each fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

Each fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. Each fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Website at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of each fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about each fund or the MFS funds on the MFS web site (mfs.com). This information is available on mfs.com by following these steps once you have selected “Individual Investor” as your role: (1) Click on the “Individual Investor Home” in the top navigation and then select the “Announcements” option within the “Market Outlooks” drop down, or (2) Click on “Products & Services” and “Mutual Funds” and then choose the fund’s name in the “Select a fund” menu.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

Each fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The funds will notify shareholders of amounts for use in preparing 2017 income tax forms in January 2018. The following information is provided pursuant to provisions of the Internal Revenue Code.

The funds designate the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The funds below designated the following amounts as capital gain dividends paid during the fiscal year:

Capital Gains
MFS Conservative Allocation Fund	$28,942,000
MFS Moderate Allocation Fund	$92,800,000
MFS Growth Allocation Fund	$97,321,000
MFS Aggressive Growth Allocation Fund	$36,097,000

For corporate shareholders, the following percentages of each fund’s ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction:

Dividends Received Deductions
MFS Conservative Allocation Fund	15.28%
MFS Moderate Allocation Fund	24.56%
MFS Growth Allocation Fund	35.44%
MFS Aggressive Growth Allocation Fund	51.96%

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT US

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

May 31, 2017

MFS® ABSOLUTE RETURN FUND

ART-ANN

MFS® ABSOLUTE RETURN FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

Despite policy uncertainty accompanying a new presidential administration in the United States and unease over looming Brexit negotiations, most markets have proved resilient. U.S. share prices have reached new highs, and U.S. bond yields rose on hopes surrounding President Trump’s proposed fiscal policies and indications that the U.S. Federal Reserve will continue to gradually hike interest rates. However, interest rates in most developed markets remain very low, with central banks maintaining accommodative monetary policies in hopes of reinvigorating slow-growing economies and lifting inflation.

Globally, economic growth has shown signs of recovery, led by China, the U.S. and the eurozone. Despite better growth, there are few immediate signs of worrisome inflation, as wage growth remains muted. Emerging market economies are recovering at a somewhat slower pace amid fears that restrictive U.S. trade policies could further hamper the restrained pace of global trade growth. Looking ahead, markets will have to contend with elections in the United Kingdom and Germany in the months ahead, as well as geopolitical hot spots on the Korean peninsula and in the Middle East.

At MFS®, we believe time is an asset. A patient, long-term approach to investing can have a powerful impact on decision making and outcomes. Time arbitrage, as we call it, simply comes down to having the conviction and discipline to allow enough time for good investment ideas to play out. In our view, such an approach, along with the professional guidance of a financial advisor, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

July 14, 2017

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

		Active Security Selection (a)	Derivative Overlay Positions (b)		Net Market Exposure (c)
			Long	Short
Fixed Income	U.S.	77.6%	11.1%	(2.7)%	86.0%
	Europe ex-U.K.	12.7%	11.1%	0.0%	23.8%
	Japan	2.9%	2.7%	0.0%	5.6%
	Asia/Pacific ex-Japan	2.2%	1.7%	0.0%	3.9%
	Emerging Markets	2.2%	0.0%	0.0%	2.2%
	Supranational	1.1%	0.0%	0.0%	1.1%
	United Kingdom	4.6%	0.0%	(7.4)%	(2.8)%
	North America ex-U.S.	4.3%	0.0%	(9.6)%	(5.3)%
Equity	Europe ex-U.K.	0.0%	15.5%	(4.1)%	11.4%
	United Kingdom	0.0%	3.7%	0.0%	3.7%
	Emerging Markets	0.0%	10.8%	(8.9)%	1.9%
	Japan	0.0%	1.3%	0.0%	1.3%
	Asia/Pacific ex-Japan	0.0%	3.5%	(6.0)%	(2.5)%
	U.S. Large Cap	0.0%	0.0%	(3.4)%	(3.4)%
	North America ex-U.S.	0.0%	0.0%	(4.1)%	(4.1)%
	U.S. Small/Mid Cap	0.0%	0.0%	(4.2)%	(4.2)%
Real Estate-related	U.S.	0.8%	0.0%	0.0%	0.8%
Cash	Cash & Cash Equivalents (d)	5.1%	2.0%	(1.0)%	6.1%
	Other (e)	(15.1)%	33.5%	(43.9)%	(25.5)%

Top ten holdings (c)
U.S. Treasury Notes 2 yr Future - SEP 2017	14.2%
iBoxx $ Liquid High Yield Index Total Return Swap - JUN 2017	11.1%
Euro Bund Future - JUN 2017	11.1%
U.S. Treasury Notes, 1.875%, 2/28/2022	5.5%
S&P TSX 60 Index Future - JUN 2017	(4.1)%
AEX 25 Index Future - JUN 2017	(4.1)%
Russell 2000 Index Future – JUN 2017	(4.2)%
ASX SPI 200 Index Future – JUN 2017	(5.4)%
U.K. Gilt 10 yr Future - SEP 2017	(7.4)%
Canadian Treasury Bond 10 yr Future - SEP 2017	(9.6)%

2

Portfolio Composition – continued

(a)	Represents the actively managed portion of the portfolio and for purposes of this presentation, components include the value of securities, less any securities sold short. The bond component will include any accrued interest amounts. This also reflects the equivalent exposure of certain derivative positions. These amounts may be negative from time to time.
(b)	Represents the tactical overlay portion of the portfolio which is how the fund manages its exposure to markets and currencies through the use of derivative positions. Percentages reflect the equivalent exposure of those derivative positions.
(c)	For purposes of this presentation, the components include the value of securities, less any securities sold short, and reflect the impact of the equivalent exposure of all derivative positions. These amounts may be negative from time to time. The bond component will include any accrued interest amounts.
(d)	Cash & Cash Equivalents includes any cash, investments in money market funds, short term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
(e)	Other includes currency derivatives and/or the offsetting of the leverage produced by the fund’s derivative positions, including payables and/or receivables of the finance leg of interest rate swaps and the unrealized gain or loss in connection with forward currency exchange contracts.

Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The value of derivatives may be different.

Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.

Percentages are based on net assets as of May 31, 2017.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended May 31, 2017, Class A shares of the MFS Absolute Return Fund (“fund”) provided a total return of 4.11%, at net asset value. This compares with return of 0.39% for the fund’s benchmark, the BofA Merrill Lynch 0-3 Month U.S. Treasury Bill Index.

In managing the fund, MFS employs an absolute return investment approach. Unlike many mutual funds, the fund is not managed with a goal of outperforming an index of securities or other funds. The investment returns of mutual funds that are managed relative to an index may be positive or negative and will tend to reflect the general direction of the markets. In contrast, the fund seeks to earn a positive return regardless of market conditions. As a result, if this strategy is successful, it is expected that the fund will outperform the general equity market during periods of flat or negative market performance, will underperform during periods of strong positive market performance, and will typically produce less volatile returns than the general equity market.

MFS attempts to achieve the fund’s objective by generating returns from a combination of (1) individual security selection of primarily debt instruments and (2) a tactical asset allocation overlay primarily using derivative instruments to manage the fund’s exposure to asset classes, markets and currencies.

Market Environment

Global growth improved during much of the reporting period as oil prices recovered from their earlier plunge and fiscal and monetary stimulus from China took hold. Market confidence increased after the US elections in November in anticipation of lower taxes, a lighter regulatory burden and increased infrastructure spending, boosting US equities and bond yields. The US Federal Reserve increased interest rates by 25 basis points at the end of the period, bringing the total number of quarter-percent hikes in the federal funds rate to three since December 2015. Globally, however, central bank policy remained highly accommodative, which forced many government, and even some corporate, bond yields into negative territory during the period. Early in the first half of the period, the United Kingdom voted to leave the European Union (“EU”), beginning a multi-year process of negotiation in order to achieve “Brexit.” While markets initially reacted to the vote with alarm, the spillover to European and emerging market (“EM”) economies was relatively short-lived. Fears of a populist wave in Europe subsided after establishment candidates won the Dutch and French elections.

Headwinds from lower energy and commodity prices abated during the period as stabilizing oil prices helped push energy earnings higher relative to expectations. A sharp rise in the US dollar was an earnings headwind for multinationals, but has since subsided. US consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. Demand for autos reached near-record territory before tapering off at the end of the period, while the housing market continued its recovery. Global trade, which was sluggish early in the period, showed signs of improvement in the period’s second half and EM countries

4

Management Review – continued

began to show signs of a modest upturn in activity along with adjustment in their external accounts. These improved conditions appeared to have reassured investors and contributed to record inflows into the asset class during July and August as negative yields for an increasing share of developed market bonds drove yield-hungry investors further out on the risk spectrum. Similar investor inflows were experienced in the investment grade and high yield corporate markets. Late in the reporting period, however, new challenges emerged for emerging markets debt as a result of the US presidential election, which raised concerns about the potential for a protectionist turn in US trade policy which could negatively impact EM economies. These concerns, along with rising expectations for US growth, inflation and interest rates, have turned the tables on flows into emerging markets debt. Since the election, flows have reversed. As of the end of the period, the markets seemed to be in “wait-and-see” mode, looking for evidence to either confirm or refute the repricing of risk that has occurred since Election Day.

Factors Affecting Performance

Over the reporting period, the fund outperformed the BofA Merrill Lynch 0-3 Month U.S. Treasury Bill Index.

The fund’s tactical allocation overlay contributed to absolute performance. In particular, the fund’s short exposure to the fixed income markets of Japan, and the timing of exposure to the United Kingdom, via interest rate futures, contributed to absolute performance. The fund’s positive allocation to emerging equity markets, through the use of equity index futures, at the expense of developed markets, benefited results. The fund’s positive exposure to Brazilian and Chinese equity markets, coupled with negative exposures to South African, Canadian and Australian equity markets, aided absolute performance during the reporting period. A short exposure to the British pound, and a long exposure to the Japanese yen, further supported absolute results.

Within the fixed income segment of the fund, a greater-than-benchmark exposure to the industrials sector, and lesser-than-benchmark exposure to the U.S. treasury sector, were main drivers supporting relative results. Additionally, the fund’s shorter duration (d) stance contributed to relative performance.

The fund’s long exposure to the fixed income market of the United States dampened absolute performance. Short exposures to both the euro and New Zealand dollar further weighed on results. The fund’s positioning along the yield curve (y) also detracted from performance.

Respectfully,

Alexander Mackey	Ben Nastou	Natalie Shapiro
Portfolio Manager	Portfolio Manager	Portfolio Manager

(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

5

Management Review – continued

Note to Shareholders: Effective February 1, 2017, James Calmas is no longer a Portfolio Manager of the Fund. Effective February 1, 2017, Alexander Mackey became a Portfolio Manager of the Fund.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

6

PERFORMANCE SUMMARY THROUGH 5/31/17

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

7

Performance Summary – continued

Total Returns through 5/31/17

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	Life (t)
A	3/30/11	4.11%	0.67%	0.15%
B	3/30/11	3.33%	(0.09)%	(0.60)%
C	3/30/11	3.33%	(0.09)%	(0.61)%
I	3/30/11	4.36%	0.93%	0.42%
R1	3/30/11	3.32%	(0.07)%	(0.60)%
R2	3/30/11	3.84%	0.42%	(0.11)%
R3	3/30/11	4.10%	0.67%	0.14%
R4	3/30/11	4.48%	0.94%	0.41%
R6 (formerly Class R5)	10/01/12	4.42%	N/A	0.75%
Comparative benchmark
BofA Merrill Lynch 0-3 Month U.S. Treasury Bill Index (f)		0.39%	0.12%	0.11%
Average annual with sales charge
A With Initial Sales Charge (4.25%)		(0.32)%	(0.20)%	(0.55)%
B With CDSC (Declining over six years from 4% to 0%) (v)		(0.67)%	(0.49)%	(0.60)%
C With CDSC (1% for 12 months) (v)		2.33%	(0.09)%	(0.61)%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

Effective	August 26, 2016, Class R5 shares were renamed Class R6 shares.
(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. The comparative benchmark performance information provided for the “life” period is from the inception date of the Class A shares. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition

BofA Merrill Lynch 0-3 Month U.S. Treasury Bill Index – tracks the performance of U.S. dollar denominated U.S. Treasury Bills publicly issued in the U.S. domestic market with a remaining term to final maturity of less than 3 months.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total

8

Performance Summary – continued

return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

9

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, December 1, 2016 through May 31, 2017

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period December 1, 2016 through May 31, 2017.

The expenses include the payment of a portion of the transfer-agent-related expenses of MFS funds that invest in the fund. For further information, please see the Notes to the Financial Statements.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/16	Ending Account Value 5/31/17	Expenses Paid During Period (p) 12/01/16-5/31/17
A	Actual	1.19%	$1,000.00	$1,025.35	$6.01
	Hypothetical (h)	1.19%	$1,000.00	$1,019.00	$5.99
B	Actual	1.94%	$1,000.00	$1,022.16	$9.78
	Hypothetical (h)	1.94%	$1,000.00	$1,015.26	$9.75
C	Actual	1.94%	$1,000.00	$1,022.16	$9.78
	Hypothetical (h)	1.94%	$1,000.00	$1,015.26	$9.75
I	Actual	0.94%	$1,000.00	$1,027.68	$4.75
	Hypothetical (h)	0.94%	$1,000.00	$1,020.24	$4.73
R1	Actual	1.94%	$1,000.00	$1,022.13	$9.78
	Hypothetical (h)	1.94%	$1,000.00	$1,015.26	$9.75
R2	Actual	1.44%	$1,000.00	$1,024.10	$7.27
	Hypothetical (h)	1.44%	$1,000.00	$1,017.75	$7.24
R3	Actual	1.19%	$1,000.00	$1,025.35	$6.01
	Hypothetical (h)	1.19%	$1,000.00	$1,019.00	$5.99
R4	Actual	0.94%	$1,000.00	$1,027.72	$4.75
	Hypothetical (h)	0.94%	$1,000.00	$1,020.24	$4.73
R6	Actual	0.89%	$1,000.00	$1,027.99	$4.50
	Hypothetical (h)	0.89%	$1,000.00	$1,020.49	$4.48

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above and are outside of the expense limitation arrangement. For Class A shares, this rebate reduced the expense ratio above by 0.01%. See Note 3 in the Notes to Financial Statements for additional information.

Expense ratios include 0.04% of interest expense on uncovered collateral or margin obligations with the broker (See Note 2 of the Notes to Financial Statements) that are outside of the expense limitation arrangement (See Note 3 of the Notes to Financial Statements).

11

PORTFOLIO OF INVESTMENTS

5/31/17

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 93.0%
Issuer	Shares/Par	Value ($)
Asset-Backed & Securitized - 19.4%
A Voce CLO Ltd., 2014-1A, “A2R”, FRN, 2.708%, 7/15/2026 (n)	$575,000	$574,964
A Voce CLO Ltd., 2014-1A, “BR”, FRN, 3.308%, 7/15/2026 (n)	747,000	746,136
AIMCO Properties CLO LP, 2014-AA, “B1R”, FRN, 2.681%, 7/20/2026 (z)	565,000	565,208
AmeriCredit Automobile Receivables Trust, 2016-3, “A2A”, 1.37%, 11/08/2019	385,799	385,642
Americredit Automobile Receivables Trust, 2017-2, “C”, 2.97%, 3/20/2023	605,000	608,120
Ares CLO Ltd., 2013-3A, “B1R”, FRN, 2.658%, 10/17/2024 (z)	709,000	708,991
ARI Fleet Lease Trust, 2016-A, “A2”, 1.82%, 7/15/2024 (n)	451,758	452,619
Atrium CDO Corp., 2010-A, “B1R”, FRN, 2.536%, 7/16/2025 (z)	849,000	849,000
Atrium CDO Corp., 2011-A, “BR”, FRN, 2.653%, 10/23/2025 (n)	575,000	575,338
Avery Point CLO Ltd., 2014-1A, “CR”, FRN, 3.506%, 4/25/2026 (z)	562,000	562,075
Babson CLO Ltd., 2013-IIA, “BR”, FRN, 2.658%, 10/17/2026 (z)	863,000	863,030
Ballyrock Ltd., 2014-1A, “A2R”, FRN, 2.856%, 10/20/2026 (z)	561,000	560,993
Capital Auto Receivables Asset Trust, 2016-3, “A2A”, 1.36%, 4/22/2019	195,451	195,426
Capital One Multi-Asset Execution Trust, 2016-A4, “A4”, 1.33%, 6/15/2022	1,360,000	1,350,389
CD Commercial Mortgage Trust, 2017-CD4, “XA”, 1.485%, 5/10/2050 (i)	5,837,000	552,729
Cent CLO LP, 2014-21A, “A2AR”, FRN, 2.87%, 7/27/2026 (n)	458,549	458,522
Cent CLO LP, 2014-21A, “BR”, FRN, 3.57%, 7/27/2026 (n)	323,186	322,644
Chesapeake Funding II LLC, 2017-2A, “B”, 2.81%, 7/15/2029 (z)	396,000	395,980
Chesapeake Funding II LLC, 2017-2A, “C”, 3.01%, 7/15/2029 (z)	200,000	199,954
Chrysler Capital Auto Receivables Trust 2016-B, “A2”, 1.36%, 1/15/2020 (n)	400,000	399,728
Colony Starwood Homes, 2016-2A, “A”, FRN, 2.251%, 12/17/2033 (n)	808,147	813,926
CPS Auto Trust, 2016-D, “B”, 2.11%, 3/15/2021 (n)	678,000	676,288
Credit Acceptance Auto Loan Trust, 2015-2A, “A”, 2.4%, 2/15/2023 (n)	742,000	745,467
Credit Acceptance Auto Loan Trust, 2016-2A, “A”, 2.42%, 11/15/2023 (n)	510,000	512,798
Credit Acceptance Auto Loan Trust, 2016-3A, “A”, 2.15%, 4/15/2024 (n)	807,000	806,533
Credit Suisse Commercial Mortgage Trust, “A4”, FRN, 5.936%, 9/15/2039	70,755	70,696
Cutwater Ltd., 2014-1A, “A”, FRN, 2.678%, 7/15/2026 (z)	590,000	590,758

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Asset-Backed & Securitized - continued
Cutwater Ltd., 2014-1A, “A2R”, FRN, 0%, 7/15/2026 (z)	$1,250,000	$1,250,000
Drive Auto Receivables Trust, 2016-CA, “A3”, 1.67%, 11/15/2019 (n)	740,000	740,242
Dryden Senior Loan Fund, 2014-31A, “CR”, FRN, 3.258%, 4/18/2026 (z)	260,000	259,335
Dryden Senior Loan Fund, 2014-34A, “BR”, FRN, 2.708%, 10/15/2026 (n)	275,000	274,722
Dryden Senior Loan Fund, 2014-34A, “CR”, FRN, 3.308%, 10/15/2026 (n)	353,729	356,742
DT Auto Owner Trust, 2017-2A, “C”, 3.03%, 1/17/2023 (z)	664,000	665,648
Enterprise Fleet Financing LLC, 1.74%, 2/22/2022 (n)	458,889	458,573
Enterprise Fleet Financing LLC, 2017-1, “A2”, 2.13%, 7/20/2022 (n)	370,000	371,241
Exeter Automobile Receivables Trust, 2015-1A, “A”, 1.6%, 6/17/2019 (n)	2,680	2,679
Exeter Automobile Receivables Trust, 2015-2A, “A”, 1.54%, 11/15/2019 (n)	58,337	58,316
Exeter Automobile Receivables Trust, 2016-3A, “A”, 1.84%, 11/16/2020 (n)	642,503	641,292
Exeter Automobile Receivables Trust, 2017-1A, “A”, 1.96%, 3/15/2021 (n)	325,845	325,433
Flagship Credit Auto Trust, 2016-1, “A”, 2.77%, 12/15/2020 (n)	313,245	315,975
Ford Credit Auto Owner Trust, 2014-1,“A”, 2.26%, 11/15/2025 (n)	227,000	229,467
Ford Credit Auto Owner Trust, 2014-2,“A”, 2.31%, 4/15/2026 (n)	1,263,000	1,278,938
GM Financial Automobile Leasing Trust, 2015-3A, “A2”, 1.17%, 6/20/2018	160,399	160,357
GMF Floorplan Owner Revolving Trust, 2017-A1, “A”, 2.22%, 1/18/2022 (n)	560,000	563,491
GO Financial Auto Securitization Trust, 2015-2, “A”, 3.27%, 11/15/2018 (n)	33,093	33,100
GS Mortgage Securities Trust, 2017-GS6, “XA”, 1.199%, 5/10/2050 (i)	5,252,000	448,416
HarbourView CLO VII Ltd., “B1R”, FRN, 2.831%, 11/18/2026 (z)	890,237	890,192
HarbourView CLO VII Ltd., 7A, “CR”, FRN, 3.561%, 11/18/2026 (n)	573,237	573,205
Hyundai Auto Receivables Trust 2015-C, “A2A”, 0.99%, 11/15/2018	94,965	94,896
Loomis, Sayles & Co., CLO, “A1”, FRN, 2.688%, 10/15/2027 (z)	523,217	524,724
Madison Park Funding XIV Ltd., 2014-14A, “C1R”, FRN, 3.206%, 7/20/2026 (n)	791,000	790,987
Magnetite XI Ltd., 2014-11A, “BR”, FRN, 3.258%, 1/18/2027 (z)	393,000	392,993
Morgan Stanley Bank of America Merrill Lynch Trust, 2017-C33, “XA”, 1.611%, 5/15/2050 (i)	5,799,000	555,544
Morgan Stanley Capital I Trust,2017-H1, “XA”, 1.464%, 6/15/2050 (i)	2,234,100	234,406
Motor PLC, 2015-1A, “A1”, FRN, 1.624%, 6/25/2022 (n)	250,103	250,133
Mountain Hawk CLO Ltd., 2014-3A, “BR”, FRN, 2.958%, 4/18/2025 (z)	1,132,000	1,131,984

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Asset-Backed & Securitized - continued
Nationstar HECM Loan Trust, 2015-2A, “A”, 2.883%, 11/25/2025 (n)	$49,327	$49,342
Nationstar HECM Loan Trust, 2016-2A, “A”, 2.239%, 6/25/2026 (z)	100,420	101,239
Navient Student Loan Trust, 2016-3A, “A1”, FRN, 1.624%, 6/25/2065 (n)	248,825	249,340
Navient Student Loan Trust, 2016-AA, “A1”, FRN, 2.089%, 12/15/2025 (n)	97,643	97,842
Nextgear Floorplan Master Owner Trust, 2015-1A, “A”, 1.8%, 7/15/2019 (n)	1,000,000	1,000,308
Nextgear Floorplan Master Owner Trust, 2017-1A, “A2”, 2.54%, 4/18/2022 (z)	451,000	451,985
Oaktree CLO Ltd., 2014-2A, “BR”, FRN, 3.706%, 10/20/2026 (z)	573,000	573,567
OneMain Direct Auto Receivables Trust, 2016-1A, “A”, 2.04%, 1/15/2021 (z)	166,080	166,332
Oscar U.S. Funding Trust, 2016-2A, “A”, 2.31%, 11/15/2019 (n)	234,265	234,284
Oscar U.S. Funding Trust, 2017-1A, “A3”, 2.82%, 6/10/2021 (z)	510,000	512,267
Santander Drive Auto Receivables Trust, 2017-2, “C”, 2.79%, 8/15/2022	366,000	365,915
Securitized Term Auto Receivables Trust, 2016-1A, “A2A”, 1.284%, 11/26/2018 (n)	325,566	325,232
Shackelton CLO Ltd., 2013-4A, “CR”, FRN, 3.255%, 1/13/2025 (n)	280,000	279,968
Sierra Receivables Funding Co. LLC, 2015-1A, “A”, 2.4%, 3/22/2032 (n)	215,378	216,065
SPS Servicer Advance Receivables Trust, 2016-T1, “AT1”, 2.53%, 11/16/2048 (n)	1,000,000	991,591
Sway Residential Trust, 2014-1, “A”, FRN, 2.301%, 1/17/2032 (n)	214,560	214,560
Thacher Park CLO Ltd. 2014-1A. “CR”, FRN, 3.356%, 10/20/2026 (n)	570,000	569,032
TICP CLO Ltd., FRN, 3.706%, 1/20/2027 (z)	502,000	502,022
Tricon American Homes 2015-SFR1, Trust “1A”, FRN, 2.251%, 5/17/2032 (n)	296,745	296,744
Tricon American Homes 2015-SFR1, Trust “1A”, FRN, 2.589%, 11/17/2033 (n)	650,000	644,427
Verizon Owner Trust, 2016-1A, “A”, 1.42%, 1/20/2021 (n)	983,000	979,449
Volvo Financial Equipment LLC, “A2”, 1.44%, 10/15/2018 (n)	297,476	297,569
West CLO Ltd., 2013-1A, “A2BR”, 3.393%, 11/07/2025 (z)	564,000	565,111
Wheels SPV LLC, 2015-1A, “A2”, 1.27%, 4/22/2024 (n)	420,039	419,573

		$39,520,749
Automotive - 4.0%
American Honda Finance Corp., 1.6%, 7/13/2018	$800,000	$801,302
American Honda Finance Corp., FRN, 1.602%, 9/20/2017	470,000	470,654
Daimler Finance North America LLC, 1.65%, 5/18/2018 (n)	1,100,000	1,099,965
Ford Motor Credit Co. LLC, 2.262%, 3/28/2019	840,000	842,038
Ford Motor Credit Co. LLC, 2.021%, 5/03/2019	810,000	806,643
Ford Motor Credit Co. LLC, FRN, 2.095%, 1/09/2018	280,000	280,883

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Automotive - continued
General Motors Financial Co., Inc., 2.65%, 4/13/2020	$826,000	$830,129
Hyundai Capital America, 2%, 3/19/2018 (n)	875,000	876,089
Hyundai Capital America, 2.4%, 10/30/2018 (n)	480,000	481,643
Toyota Motor Credit Corp., 1.7%, 2/19/2019	620,000	621,078
Toyota Motor Credit Corp., FRN, 1.548%, 1/17/2019	850,000	853,690
Volkswagen Group of America Finance LLC, FRN, 1.612%, 11/20/2017 (n)	250,000	250,114

		$8,214,228
Banks & Diversified Financials (Covered Bonds) - 0.3%
Credit Mutuel-CIC Home Loan, 1.5%, 11/16/2017 (n)	$600,000	$599,526

Broadcasting - 0.1%
SES Global Americas Holdings GP, 2.5%, 3/25/2019 (n)	$203,000	$202,928

Brokerage & Asset Managers - 0.5%
Intercontinental Exchange, Inc., 2.75%, 12/01/2020	$680,000	$692,736
NYSE Euronext, 2%, 10/05/2017	412,000	412,947

		$1,105,683
Building - 0.3%
Stanley Black & Decker, Inc., 1.622%, 11/17/2018	$560,000	$558,578

Business Services - 0.4%
Fidelity National Information Services, Inc., 2.85%, 10/15/2018	$230,000	$233,025
Fidelity National Information Services, Inc., 2.25%, 8/15/2021	590,000	586,514

		$819,539
Cable TV - 0.6%
Time Warner Cable, Inc., 5%, 2/01/2020	$1,146,000	$1,224,879

Chemicals - 2.0%
CF Industries, Inc., 6.875%, 5/01/2018	$846,000	$881,955
Chevron Phillips Chemical Co. LLC, 1.7%, 5/01/2018 (n)	1,000,000	1,001,017
Dow Chemical Co., 8.55%, 5/15/2019	840,000	947,538
LyondellBasell Industries N.V., 5%, 4/15/2019	425,000	445,465
Sherwin-Williams Co., 2.25%, 5/15/2020	805,000	808,251

		$4,084,226
Computer Software - 0.3%
Diamond 1 Finance Corp./Diamond 2 Finance Corp., 3.48%, 6/01/2019 (n)	$520,000	$532,391

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Conglomerates - 0.3%
Roper Industries, Inc., 1.85%, 11/15/2017	$382,000	$382,378
Roper Technologies, Inc., 2.8%, 12/15/2021	240,000	243,217

		$625,595
Consumer Products - 1.0%
Mattel, Inc., 1.7%, 3/15/2018	$139,000	$138,984
Newell Brands, Inc., 2.6%, 3/29/2019	64,000	64,779
Newell Rubbermaid, Inc., 2.05%, 12/01/2017	236,000	236,582
Newell Rubbermaid, Inc., 2.875%, 12/01/2019	680,000	693,176
Reckitt Benckiser PLC, 2.125%, 9/21/2018 (n)	910,000	911,648

		$2,045,169
Consumer Services - 0.1%
Experian Finance PLC, 2.375%, 6/15/2017 (n)	$249,000	$249,058

Electrical Equipment - 0.6%
Amphenol Corp., 1.55%, 9/15/2017	$450,000	$450,000
Arrow Electronics, Inc., 3%, 3/01/2018	141,000	142,373
Molex Electronic Technologies LLC, 2.878%, 4/15/2020 (n)	593,000	595,948

		$1,188,321
Electronics - 0.6%
Intel Corp., 1.35%, 12/15/2017	$581,000	$581,131
Tyco Electronics Group S.A., 2.375%, 12/17/2018	155,000	156,230
Xilinx, Inc., 2.125%, 3/15/2019	480,000	482,809

		$1,220,170
Emerging Market Quasi-Sovereign - 0.8%
Corporacion Financiera de Desarrollo S.A., 3.25%, 7/15/2019 (n)	$548,000	$557,590
Korea Gas Corp., 2.25%, 7/25/2017 (n)	260,000	260,192
Petroleos Mexicanos, 3.125%, 1/23/2019	170,000	171,785
State Grid International Development Co. Ltd., 1.75%, 5/22/2018 (n)	627,000	625,476

		$1,615,043
Emerging Market Sovereign - 0.3%
State of Qatar, 2.375%, 6/02/2021 (n)	$540,000	$539,730

Energy - Integrated - 1.0%
BP Capital Markets PLC, 2.521%, 1/15/2020	$403,000	$409,540
Chevron Corp., 1.104%, 12/05/2017	314,000	313,675
Shell International Finance B.V., 1.125%, 8/21/2017	600,000	599,887
Shell International Finance B.V., 1.375%, 5/10/2019	830,000	825,115

		$2,148,217

16

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Financial Institutions - 0.3%
LeasePlan Corp. N.V., 3%, 10/23/2017 (n)	$340,000	$341,444
LeasePlan Corp. N.V., 2.5%, 5/16/2018 (n)	200,000	200,676

		$542,120
Food & Beverages - 4.0%
Anheuser-Busch InBev Finance, Inc., 1.9%, 2/01/2019	$1,487,000	$1,491,077
Anheuser-Busch InBev Finance, Inc., 2.65%, 2/01/2021	708,000	718,947
Anheuser-Busch InBev Finance, Inc., FRN, 2.15%, 2/01/2019	675,000	679,349
Anheuser-Busch InBev S.A., 1.375%, 7/15/2017	130,000	130,004
General Mills, Inc., 1.4%, 10/20/2017	1,000,000	999,914
Ingredion, Inc., 1.8%, 9/25/2017	167,000	166,986
J.M. Smucker Co., 1.75%, 3/15/2018	250,000	250,191
Kraft Heinz Foods Co., 1.6%, 6/30/2017	720,000	720,047
Kraft Heinz Foods Co., 6.125%, 8/23/2018	900,000	946,622
Mondelez International, Inc., FRN, 1.782%, 10/28/2019 (n)	1,010,000	1,015,130
Pernod Ricard S.A., 5.75%, 4/07/2021 (n)	260,000	290,891
Want Want China Finance Co., 1.875%, 5/14/2018 (n)	607,000	604,695
Wm. Wrigley Jr. Co., 2.4%, 10/21/2018 (n)	52,000	52,424

		$8,066,277
Food & Drug Stores - 1.0%
CVS Health Corp., 1.9%, 7/20/2018	$800,000	$802,163
CVS Health Corp., 2.8%, 7/20/2020	490,000	499,805
Walgreens Boots Alliance, Inc., 1.75%, 11/17/2017	680,000	680,829

		$1,982,797
Insurance - 1.9%
American International Group, Inc., 2.3%, 7/16/2019	$180,000	$181,189
American International Group, Inc., 3.3%, 3/01/2021	860,000	885,804
Metropolitan Life Global Funding I, 2%, 4/14/2020 (n)	900,000	898,479
Metropolitan Life Global Funding I, FRN, 1.582%, 12/19/2018 (n)	1,000,000	1,003,922
Prudential Financial, Inc., FRN, 1.962%, 8/15/2018	650,000	653,498
Voya Financial, Inc., 2.9%, 2/15/2018	180,000	181,350

		$3,804,242
Insurance - Health - 0.3%
Aetna, Inc., 1.5%, 11/15/2017	$94,000	$93,984
UnitedHealth Group, Inc., 1.45%, 7/17/2017	560,000	560,137

		$654,121
Insurance - Property & Casualty - 0.3%
Marsh & McLennan Cos., Inc., 2.35%, 9/10/2019	$600,000	$606,849

17

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
International Market Quasi-Sovereign - 3.8%
Bank Nederlandse Gemeenten N.V., 1.375%, 3/19/2018 (n)	$650,000	$650,073
Caisse d’Amortissement de la Dette Sociale, 1.875%, 1/13/2020 (n)	670,000	672,735
CPPIB Capital, Inc., 1.25%, 9/20/2019 (n)	1,060,000	1,049,797
Dexia Credit Local S.A., 1.875%, 9/15/2021 (n)	1,090,000	1,064,297
Dexia Credit Local S.A., 2.25%, 1/30/2019 (n)	310,000	312,085
Dexia Credit Local, “A”, 2.25%, 2/18/2020 (n)	340,000	340,915
Electricite de France, 2.15%, 1/22/2019 (n)	650,000	651,542
Kommunalbanken A.S., 1.375%, 10/26/2020 (n)	630,000	621,247
Kommunalbanken A.S., 1%, 3/15/2018 (n)	190,000	189,540
Nederlandse Waterschapsbank N.V., 1.5%, 4/16/2018 (n)	790,000	790,809
Swedish Export Credit Corp., 1.125%, 8/28/2019	1,470,000	1,454,178

		$7,797,218
Internet - 0.2%
Baidu, Inc., 2.75%, 6/09/2019	$328,000	$330,455

Local Authorities - 1.1%
Kommuninvest i Sverige AB, 1.125%, 9/17/2019 (n)	$1,292,000	$1,278,831
Province of Ontario, 1.1%, 10/25/2017	900,000	899,278

		$2,178,109
Machinery & Tools - 0.8%
John Deere Capital Corp., 1.6%, 7/13/2018	$1,550,000	$1,552,379

Major Banks - 12.1%
ABN AMRO Bank N.V., 2.1%, 1/18/2019 (n)	$460,000	$460,882
ABN AMRO Bank N.V., 1.8%, 6/04/2018 (n)	600,000	598,738
Bank of America Corp., 2.881% to 4/24/2022, FRN to 4/24/2023	1,000,000	999,945
Bank of Montreal, 1.45%, 4/09/2018	1,700,000	1,700,636
Barclays PLC, 3.25%, 1/12/2021	1,450,000	1,480,447
BNP Paribas, 2.7%, 8/20/2018	580,000	586,563
Commonwealth Bank of Australia, FRN, 1.376%, 9/08/2017 (n)	500,000	500,331
Credit Agricole, “A”, FRN, 2.585%, 1/10/2022 (n)	410,000	416,008
Credit Suisse Group AG, “A”, 3.574%, 1/09/2023 (n)	690,000	704,003
HSBC Bank PLC, FRN, 1.822%, 5/15/2018 (n)	674,000	677,283
HSBC Holdings PLC, 3.262% to 3/13/2022, FRN to 3/13/2023	576,000	585,478
ING Bank N.V., 1.8%, 3/16/2018 (n)	1,500,000	1,502,675
Mitsubishi UFJ Financial Group, Inc., 2.95%, 3/01/2021	400,000	406,864
Mitsubishi UFJ Financial Group, Inc., 2.998%, 2/22/2022	415,000	422,471
Mizuho Bank Ltd., FRN, 1.603%, 9/25/2017 (n)	700,000	700,439
Mizuho Bank Ltd., FRN, 2.346%, 10/20/2018 (n)	260,000	263,097
Morgan Stanley, 2.65%, 1/27/2020	1,100,000	1,114,183
PNC Bank N.A., 1.5%, 10/18/2017	660,000	660,358
PNC Bank N.A., 1.6%, 6/01/2018	620,000	620,275

18

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Major Banks - continued
PNC Bank N.A., 2.25%, 7/02/2019	$650,000	$654,089
Skandinaviska Enskilda, 1.75%, 3/19/2018 (n)	271,000	271,192
Skandinaviska Enskilda Banken AB, 2.45%, 5/27/2020 (n)	790,000	796,636
Sumitomo Mitsui Banking Corp., FRN, 1.828%, 10/19/2018	880,000	883,945
Svenska Handelsbanken AB, 2.25%, 6/17/2019	842,000	848,417
Swedbank AB, 2.125%, 9/29/2017 (n)	1,461,000	1,464,457
Toronto-Dominion Bank, 1.75%, 7/23/2018	1,000,000	1,001,958
Toronto-Dominion Bank, 1.45%, 9/06/2018	1,200,000	1,197,203
UBS Group Funding (Jersey) Ltd., 3%, 4/15/2021 (n)	1,000,000	1,017,001
UBS Group Funding (Switzerland) AG, 3.491%, 5/23/2023 (n)	1,148,000	1,172,354
Westpac Banking Corp., 2%, 8/14/2017	610,000	610,863
Westpac Banking Corp., 1.55%, 5/25/2018	420,000	420,269

		$24,739,060
Medical & Health Technology & Services - 1.5%
Becton, Dickinson and Co., 1.8%, 12/15/2017	$526,000	$527,310
Becton, Dickinson and Co., 2.675%, 12/15/2019	842,000	852,671
Becton, Dickinson and Co., 2.404%, 6/05/2020	377,000	377,794
Becton, Dickinson and Co., 2.894%, 6/06/2022	452,000	452,087
Catholic Health Initiatives, 1.6%, 11/01/2017	250,000	249,901
Covidien International Finance S.A., 6%, 10/15/2017	231,000	234,839
Laboratory Corp. of America Holdings, 2.625%, 2/01/2020	400,000	403,565

		$3,098,167
Medical Equipment - 1.2%
Abbott Laboratories, 2.35%, 11/22/2019	$850,000	$855,280
Abbott Laboratories, 2.9%, 11/30/2021	680,000	690,668
Medtronic, Inc., 1.5%, 3/15/2018	190,000	190,099
Zimmer Holdings, Inc., 2%, 4/01/2018	750,000	751,145

		$2,487,192
Metals & Mining - 0.3%
Freeport-McMoRan, Inc., 2.375%, 3/15/2018	$270,000	$269,730
Glencore Funding LLC, 2.125%, 4/16/2018 (n)	420,000	419,992

		$689,722
Midstream - 0.9%
Energy Transfer Partners LP, 2.5%, 6/15/2018	$280,000	$281,456
EnLink Midstream Partners LP, 2.7%, 4/01/2019	236,000	236,284
Enterprise Products Operating LP, 6.5%, 1/31/2019	400,000	429,489
Kinder Morgan (Delaware), Inc., 2%, 12/01/2017	340,000	340,398
ONEOK Partners LP, 3.2%, 9/15/2018	450,000	456,545
TransCanada PipeLines Ltd., 1.875%, 1/12/2018	195,000	195,271

		$1,939,443

19

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Mortgage-Backed - 0.9%
Fannie Mae, 4%, 12/01/2025	$356,586	$377,693
Fannie Mae, 3%, 12/01/2031	655,677	677,328
Fannie Mae, FRN, 1.266%, 12/25/2017	63,148	63,134
Fannie Mae, FRN, 1.226%, 5/25/2018	144,525	144,548
Fannie Mae, FRN, 1.374%, 5/25/2018	392,290	392,354
Freddie Mac, 1.426%, 8/25/2017	41,976	41,947
Freddie Mac, 3.5%, 8/01/2026	224,547	235,575

		$1,932,579
Natural Gas - Distribution - 0.3%
Engie, 1.625%, 10/10/2017 (n)	$550,000	$550,097

Network & Telecom - 1.5%
AT&T, Inc., 2.3%, 3/11/2019	$560,000	$563,852
AT&T, Inc., 2.45%, 6/30/2020	90,000	90,392
AT&T, Inc., FRN, 2.11%, 11/27/2018	780,000	786,890
British Telecommunications PLC, 2.35%, 2/14/2019	580,000	584,138
Verizon Communications, Inc., 4.5%, 9/15/2020	1,036,000	1,110,527

		$3,135,799
Oil Services - 0.4%
Schlumberger Holdings Corp., 1.9%, 12/21/2017 (n)	$750,000	$751,594

Oils - 0.5%
Marathon Petroleum Corp., 2.7%, 12/14/2018	$1,068,000	$1,079,521

Other Banks & Diversified Financials - 6.7%
BNZ International Funding Ltd. London, 1.9%, 2/26/2018 (n)	$1,300,000	$1,300,910
BPCE S.A., 1.625%, 1/26/2018	660,000	658,995
Branch Banking & Trust Co., 1.45%, 5/10/2019	1,200,000	1,192,513
Capital One Bank (USA) N.A., FRN, 1.851%, 2/05/2018	850,000	852,166
Capital One Financial Corp., 2.5%, 5/12/2020	563,000	566,337
Citizens Bank N.A., 2.3%, 12/03/2018	750,000	753,403
Citizens Bank N.A., 2.25%, 3/02/2020	460,000	460,962
Citizens Bank N.A., 2.55%, 5/13/2021	250,000	250,988
Commonwealth Bank of Australia, 2.3%, 9/06/2019	843,000	848,715
Discover Bank, 3.1%, 6/04/2020	424,000	432,965
Fifth Third Bancorp, 2.3%, 3/01/2019	200,000	201,204
First Republic Bank, 2.375%, 6/17/2019	250,000	251,000
Groupe BPCE S.A., 2.5%, 12/10/2018	500,000	504,290
Lloyds Bank PLC, 1.75%, 5/14/2018	1,200,000	1,201,738
Lloyds Bank PLC, 2.3%, 11/27/2018	200,000	201,581
National Australia Bank Ltd., 1.375%, 7/12/2019	610,000	602,790
National Bank of Canada, FRN, 1.961%, 12/14/2018	1,600,000	1,614,637

20

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Other Banks & Diversified Financials - continued
Santander UK Group Holdings PLC, 2.875%, 8/05/2021	$760,000	$762,619
Santander UK PLC, 3.05%, 8/23/2018	238,000	241,489
SunTrust Banks, Inc., 2.7%, 1/27/2022	675,000	679,940

		$13,579,242
Personal Computers & Peripherals - 0.1%
Equifax, Inc., 2.3%, 6/01/2021	$204,000	$203,004

Pharmaceuticals - 4.7%
AbbVie, Inc., 1.8%, 5/14/2018	$1,000,000	$1,001,976
Actavis Funding SCS, 2.35%, 3/12/2018	568,000	570,510
Actavis Funding SCS, 3%, 3/12/2020	515,000	526,291
Actavis, Inc., 1.875%, 10/01/2017	260,000	260,134
Amgen, Inc., 2.2%, 5/11/2020	1,126,000	1,130,900
Bayer U.S. Finance LLC, 1.5%, 10/06/2017 (n)	900,000	899,946
Biogen, Inc., 2.9%, 9/15/2020	500,000	511,393
Bristol-Myers Squibb Co., 0.875%, 8/01/2017	615,000	614,649
Celgene Corp., 2.125%, 8/15/2018	670,000	673,603
EMD Finance LLC, 1.7%, 3/19/2018 (n)	1,000,000	1,000,503
Gilead Sciences, Inc., 1.85%, 9/04/2018	700,000	701,712
Mylan N.V., 2.5%, 6/07/2019	320,000	321,956
Shire Acquisitions Investments Ireland Designated Activity Co., 1.9%, 9/23/2019	1,460,000	1,453,592

		$9,667,165
Real Estate - Healthcare - 0.1%
Welltower, Inc., REIT, 2.25%, 3/15/2018	$150,000	$150,603
Real Estate - Office - 0.3%
Mack-Cali Realty LP, 2.5%, 12/15/2017	$200,000	$200,496
Vornado Realty LP, REIT, 2.5%, 6/30/2019	325,000	328,082

		$528,578
Real Estate - Retail - 0.2%
Simon Property Group, Inc., REIT, 1.5%, 2/01/2018 (n)	$167,000	$166,861
WEA Finance LLC/Westfield Co., REIT, 1.75%, 9/15/2017 (n)	350,000	350,108

		$516,969
Restaurants - 0.2%
McDonald’s Corp., 2.1%, 12/07/2018	$410,000	$412,847

Retailers - 0.2%
Dollar General Corp., 1.875%, 4/15/2018	$90,000	$90,164
Wesfarmers Ltd., 1.874%, 3/20/2018 (n)	233,000	233,511

		$323,675

21

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Specialty Chemicals - 0.2%
Airgas, Inc., 3.05%, 8/01/2020	$330,000	$339,469

Supranational - 1.1%
Banco Latinoamericano de Comercio Exterior S.A., 3.25%, 5/07/2020 (n)	$640,000	$652,800
Corporacion Andina de Fomento, 1.5%, 8/08/2017	720,000	720,115
Corporacion Andina de Fomento, FRN, 1.722%, 1/29/2018	50,000	50,040
Corporacion Andina de Fomento, FRN, 2%, 5/10/2019	820,000	825,541

		$2,248,496
Telecommunications - Wireless - 0.8%
American Tower Corp., 2.8%, 6/01/2020	$280,000	$284,558
American Tower Trust I, REIT, 1.551%, 3/15/2018 (n)	500,000	499,179
SBA Tower Trust, 2.898%, 10/15/2044 (n)	473,000	476,565
SBA Tower Trust, 2.877%, 7/15/2046 (n)	305,000	305,156

		$1,565,458
Tobacco - 1.2%
Imperial Tobacco Finance PLC, 2.05%, 7/20/2018 (n)	$680,000	$680,290
Imperial Tobacco Finance PLC, 2.95%, 7/21/2020 (z)	1,106,000	1,129,404
Reynolds American, Inc., 2.3%, 6/12/2018	580,000	582,970

		$2,392,664
Transportation - Services - 0.4%
TTX Co., 2.6%, 6/15/2020 (n)	$840,000	$843,307

U.S. Government Agencies and Equivalents - 0.3%
Hashemite Kingdom of Jordan, 1.945%, 6/23/2019	$430,000	$433,209
Small Business Administration, 2.25%, 7/01/2021	235,164	238,188

		$671,397
U.S. Treasury Obligations - 5.4%
U.S. Treasury Notes, 1.875%, 2/28/2022 (f)	$11,000,000	$11,070,466

Utilities - Electric Power - 5.2%
American Electric Power Co., Inc., 1.65%, 12/15/2017	$220,000	$219,998
Dominion Energy, Inc., 2.579%, 7/01/2020	539,000	543,194
Dominion Resources, Inc., 2.962%, 7/01/2019	410,000	416,241
Dominion Resources, Inc., 2.5%, 12/01/2019	650,000	656,806
Duke Energy Corp., 1.625%, 8/15/2017	110,000	110,020
Emera U.S. Finance LP, 2.15%, 6/15/2019	645,000	645,370
Enel Finance International S.A., 6.25%, 9/15/2017 (n)	410,000	415,175
Eversource Energy, 1.6%, 1/15/2018	600,000	599,811
Eversource Energy, 2.5%, 3/15/2021	500,000	500,035

22

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Utilities - Electric Power - continued
Great Plains Energy, Inc, 2.5%, 3/09/2020	$551,000	$556,551
NextEra Energy Capital Holdings, Inc., 2.056%, 9/01/2017	1,934,000	1,937,530
PG&E Corp., 2.4%, 3/01/2019	364,000	366,671
Southern Co., 2.45%, 9/01/2018	50,000	50,385
Southern Co., 1.85%, 7/01/2019	1,150,000	1,147,183
Southern Power Co., 1.85%, 12/01/2017	960,000	961,190
Virginia Electric & Power Co., 1.2%, 1/15/2018	410,000	408,755
Xcel Energy, Inc., 1.2%, 6/01/2017	510,000	510,000
Xcel Energy, Inc., 2.4%, 3/15/2021	590,000	593,768

		$10,638,683
Total Bonds (Identified Cost, $188,961,312)		$189,563,794

Short-Term Obligations (y) - 1.9%
Bank of Nova Scotia, 1.44%, 9/01/17	$2,620,000	$2,622,385
Credit Agricole, 1.43%, 9/01/17	1,190,000	1,190,798
Total Short-Term Obligations (Identified Cost, $3,810,000)		$3,813,183

Money Market Funds - 6.9%
MFS Institutional Money Market Portfolio, 0.87% (v) (Identified Cost, $14,139,626)	14,140,650	$14,140,650
Total Investments (Identified Cost, $206,910,938)		$207,517,627

Other Assets, Less Liabilities - (1.8)%		(3,570,498)
Net Assets - 100.0%		$203,947,129

(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $62,118,762 representing 30.5% of net assets.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(y)	The rate shown represents an annualized yield at time of purchase.
(z)

Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these

23

Portfolio of Investments – continued

securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
AIMCO Properties CLO LP, 2014-AA, “B1R”, FRN, 2.681%, 7/20/2026	5/11/17	$565,000	$565,208
Ares CLO Ltd., 2013-3A, “B1R”, FRN, 2.658%, 10/17/2024	3/16/17	709,000	708,991
Atrium CDO Corp., 2010-A, “B1R”, FRN, 2.536%, 7/16/2025	5/12/17	849,000	849,000
Avery Point CLO Ltd., 2014-1A, “CR”, FRN, 3.506%, 4/25/2026	3/30/17	562,000	562,075
Babson CLO Ltd., 2013-IIA, “BR”, FRN, 2.658%, 10/17/2026	3/10/17	863,000	863,030
Ballyrock Ltd., 2014-1A, “A2R”, FRN, 2.856%, 10/20/2026	3/30/17	561,000	560,993
Chesapeake Funding II LLC, 2017-2A, “B”, 2.81%, 7/15/2029	5/23/17	395,980	395,980
Chesapeake Funding II LLC, 2017-2A, “C”, 3.01%, 7/15/2029	5/23/17	199,954	199,954
Cutwater Ltd., 2014-1A, “A”, FRN, 2.678%, 7/15/2026	9/09/16	588,897	590,758
Cutwater Ltd., 2014-1A, “A2R”, FRN, 0%, 7/15/2026	5/25/17	1,250,000	1,250,000
Dryden Senior Loan Fund, 2014-31A, “CR”, FRN, 3.258%, 4/18/2026	3/22/17	260,000	259,335
DT Auto Owner Trust, 2017-2A, “C”, 3.03%, 1/17/2023	5/09/17	663,976	665,648
HarbourView CLO VII Ltd., “B1R”, FRN, 2.831%, 11/18/2026	2/09/17	890,082	890,192
Imperial Tobacco Finance PLC, 2.95%, 7/21/2020	3/30/17	1,119,159	1,129,404
Loomis, Sayles & Co., CLO, “A1”, FRN, 2.688%, 10/15/2027	7/27/16	520,774	524,724
Magnetite XI Ltd., 2014-11A, “BR”, FRN, 3.258%, 1/18/2027	4/03/17	393,000	392,993
Mountain Hawk CLO Ltd., 2014-3A, “BR”, FRN, 2.958%, 4/18/2025	4/04/17	1,132,000	1,131,984
Nationstar HECM Loan Trust, 2016-2A, “A”, 2.239%, 6/25/2026	6/23/16	100,420	101,239
Nextgear Floorplan Master Owner Trust, 2017-1A, “A2”, 2.54%, 4/18/2022	4/24/17	450,969	451,985
Oaktree CLO Ltd., 2014-2A, “BR”, FRN, 3.706%, 10/20/2026	2/17/17	573,000	573,567
OneMain Direct Auto Receivables Trust, 2016-1A, “A”, 2.04%, 1/15/2021	7/12/16	166,072	166,332
Oscar U.S. Funding Trust, 2017-1A, “A3”, 2.82%, 6/10/2021	3/15/17	509,912	512,267

24

Portfolio of Investments – continued

Restricted Securities – continued	Acquisition Date	Cost	Value
TICP CLO Ltd., FRN, 3.706%, 1/20/2027	3/20/17	$502,000	$502,022
West CLO Ltd., 2013-1A, “A2BR”, 3.393%, 11/07/2025	4/28/17	564,000	565,111
Total Restricted Securities			$14,412,792
% of Net assets			7.1%

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
FRN	Floating Rate Note. Interest rate resets periodically and the current rate may not be the rate reported at period end.
PLC	Public Limited Company
REIT	Real Estate Investment Trust

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar
TRY	Turkish Lira
ZAR	South African Rand

Derivative Contracts at 5/31/17

Forward Foreign Currency Exchange Contracts at 5/31/17

Type	Currency	Counter- party	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Unrealized Appreciation (Depreciation)
Asset Derivatives
BUY	AUD	JPMorgan Chase Bank N.A.	1,188,739	8/15/17	$877,047	$882,304	$5,257
SELL	AUD	JPMorgan Chase Bank N.A.	3,138,742	8/15/17	2,334,000	2,329,633	4,367
BUY	CAD	JPMorgan Chase Bank N.A.	1,264,960	8/15/17	925,113	937,659	12,546
BUY	CHF	Goldman Sachs International	513,890	8/15/17	512,598	533,189	20,591

25

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts at 5/31/17 - continued

Type	Currency	Counter-party	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Unrealized Appreciation (Depreciation)
Asset Derivatives - continued
SELL	CHF	JPMorgan Chase Bank N.A.	962,107	8/15/17	$999,000	$998,237	$763
BUY	JPY	JPMorgan Chase Bank N.A.	937,047,886	8/15/17	8,337,912	8,489,910	151,998
BUY	NOK	Goldman Sachs International	67,015,600	8/15/17	7,727,226	7,940,896	213,670
BUY	NOK	JPMorgan Chase Bank N.A.	16,336,183	8/15/17	1,883,280	1,935,727	52,447
SELL	NZD	Goldman Sachs International	4,178,397	8/15/17	2,961,000	2,955,862	5,138

							$466,777

Liability Derivatives
BUY	CAD	JPMorgan Chase Bank N.A.	176,681	8/15/17	$131,000	$130,966	$ (34)
SELL	CHF	JPMorgan Chase Bank N.A.	11,076,163	8/15/17	11,046,228	11,492,109	(445,881)
BUY	EUR	Goldman Sachs International	2,273,822	8/15/17	2,567,000	2,564,614	(2,386)
SELL	EUR	Goldman Sachs International	2,094,769	8/15/17	2,289,227	2,362,663	(73,436)
SELL	EUR	JPMorgan Chase Bank N.A.	1,415,827	8/15/17	1,546,932	1,596,892	(49,960)
BUY	GBP	JPMorgan Chase Bank N.A.	2,680,437	8/15/17	3,477,325	3,461,745	(15,580)
BUY	JPY	JPMorgan Chase Bank N.A.	131,925,320	8/15/17	1,197,000	1,195,279	(1,721)
BUY	NOK	JPMorgan Chase Bank N.A.	14,132,362	8/15/17	1,680,000	1,674,589	(5,411)
SELL	NZD	Goldman Sachs International	3,254,312	8/15/17	2,238,186	2,302,150	(63,964)
BUY	SEK	Goldman Sachs International	18,252,553	8/15/17	2,113,000	2,109,184	(3,816)

26

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts at 5/31/17 - continued

Type	Currency	Counter- party	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Unrealized Appreciation (Depreciation)
Liability Derivatives - continued
SELL	SEK	Goldman Sachs International	40,929,595	8/15/17	$4,629,254	$4,729,643	$(100,389)

							$(762,578)

Futures Contracts Outstanding at 5/31/17

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
Equity Futures
AEX 25 Index (Short)	EUR	71	$8,349,849	June - 2017	$92,705
ASX SPI 200 Index (Short)	AUD	103	10,982,650	June - 2017	86,381
BIST 30 Index (Long)	TRY	1,942	6,629,024	June - 2017	153,372
DAX Index (Long)	EUR	23	8,163,216	June - 2017	244,335
FTSE 100 Index (Long)	GBP	77	7,448,735	June - 2017	234,980
FTSE MIB Index (Long)	EUR	67	7,811,697	June - 2017	145,550
Hang Seng Index (Long)	HKD	44	7,193,820	June - 2017	93,748
KOSPI Index (Long)	KRW	32	2,180,422	June - 2017	168,962
MSCI Singapore Index (Short)	SGD	48	1,235,168	June - 2017	9,796
MSCI Taiwan Index (Long)	USD	133	4,958,240	June - 2017	3,890
Russell 2000 Index (Short)	USD	124	8,488,420	June - 2017	5,896
S&P TSX 60 Index (Short)	CAD	62	8,308,280	June - 2017	105,067
Topix Index (Long)	JPY	18	2,551,693	June - 2017	53,456

					$1,398,138

Interest Rate Futures
Australian Treasury Bond 10 yr (Long)	AUD	36	$3,522,434	June - 2017	$151,863
Euro Bund (Long)	EUR	124	22,610,429	June - 2017	184,445
U.K. Gilt 10 yr (Short)	GBP	92	15,165,674	September - 2017	8,001
U.S. Treasury Note 2 yr (Long)	USD	134	29,008,906	September - 2017	5,808
U.S. Treasury Note 5 yr (Long)	USD	15	1,774,688	September - 2017	3,317

					$353,434

					$1,751,572

Liability Derivatives
Equity Futures
Bovespa Index (Long)	BRL	350	$6,805,529	June - 2017	$(266,597)
CAC 40 Index (Long)	EUR	126	7,454,315	June - 2017	(54,429)
FTSE JSE Top 40 Index (Short)	ZAR	177	6,384,821	June - 2017	(301,434)

27

Portfolio of Investments – continued

Futures Contracts Outstanding at 5/31/17 - continued

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Liability Derivatives - (continued)
Hang Seng China ENT Index (Short)	HKD	80	$5,369,231	June - 2017	$(50,475)
IBEX Index (Long)	EUR	46	5,609,999	June - 2017	(17,259)
Mexican Bolsa Index (Long)	MXN	58	1,515,696	June - 2017	(7,530)
NIFTY Index (Short)	USD	332	6,398,968	June - 2017	(147,951)
OMX Index (Long)	SEK	130	2,450,008	June - 2017	(12,340)
S&P 500 E-Mini Index (Short)	USD	58	6,992,190	June - 2017	(134,960)

					$(992,975)

Interest Rate Futures
Canadian Treasury Bond 10 yr (Short)	CAD	181	$19,490,143	September - 2017	$(133,186)
Japanese Government Bond 10 yr (Long)	JPY	4	5,441,806	June - 2017	(4,027)
U.S. Treasury Note 10 yr (Short)	USD	43	5,430,766	September - 2017	(19,317)

					$(156,530)

					$(1,149,505)

Swap Agreements at 5/31/17

Expiration		Notional Amount	Counterparty	Cash Flows to Receive	Cash Flows to Pay	Fair Value
Asset Derivatives
Total Return Swap Agreements
6/20/17	USD	21,240,000	Goldman Sachs International	(1)	3-Month LIBOR	$1,356,818

(1)	Fund to receive notional amount multiplied by the rate of return of the iBoxx $ Liquid High Yield Index.

At May 31, 2017, the fund had cash collateral of $1,524,331 and other liquid securities with an aggregate value of $8,479,004 to cover any commitments for certain derivative contracts. Cash collateral is comprised of “Restricted cash” and “Deposits with brokers” on the Statement of Assets and Liabilities.

See Notes to Financial Statements

28

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 5/31/17

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments
Non-affiliated issuers, at value (identified cost, $192,771,312)	$193,376,977
Underlying affiliated funds, at value (identified cost, $14,139,626)	14,140,650
Total investments, at value (identified cost, $206,910,938)	$207,517,627
Restricted cash	411,000
Deposits with brokers	1,113,331
Receivables for
Forward foreign currency exchange contracts	466,777
Investments sold	1,333,507
Fund shares sold	71,805
Interest	930,908
Swaps, at value	1,356,818
Receivable from investment adviser	41,893
Other assets	755
Total assets	$213,244,421
Liabilities
Payable to custodian	$601,768
Payables for
Distributions	864
Forward foreign currency exchange contracts	762,578
Daily variation margin on open futures contracts	24,823
Investments purchased	7,665,772
Fund shares reacquired	101
Payable to affiliates
Shareholder servicing costs	107,212
Distribution and service fees	104
Payable for independent Trustees’ compensation	17
Accrued expenses and other liabilities	134,053
Total liabilities	$9,297,292
Net assets	$203,947,129
Net assets consist of
Paid-in capital	$209,730,297
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	2,243,491
Accumulated net realized gain (loss) on investments and foreign currency	(8,247,448)
Undistributed net investment income	220,789
Net assets	$203,947,129
Shares of beneficial interest outstanding	21,310,175

29

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$2,222,025	232,236	$9.57
Class B	432,994	45,650	9.49
Class C	1,024,568	108,085	9.48
Class I	740,224	77,230	9.58
Class R1	51,368	5,409	9.50
Class R2	51,784	5,412	9.57
Class R3	52,798	5,517	9.57
Class R4	52,263	5,461	9.57
Class R6 (formerly Class R5)	199,319,105	20,825,175	9.57

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $9.99 [100 / 95.75 x $9.57]. On sales of $100,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.

See Notes to Financial Statements

30

Financial Statements

STATEMENT OF OPERATIONS

Year ended 5/31/17

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$3,607,698
Dividends from underlying affiliated funds	35,981
Total investment income	$3,643,679
Expenses
Management fee	$1,342,110
Distribution and service fees	25,123
Shareholder servicing costs	535,129
Administrative services fee	41,889
Independent Trustees’ compensation	9,670
Custodian fee	49,548
Shareholder communications	11,177
Audit and tax fees	92,076
Legal fees	3,325
Registration fees	120,027
Miscellaneous	161,641
Total expenses	$2,391,715
Fees paid indirectly	(3,828)
Reduction of expenses by investment adviser and distributor	(521,915)
Net expenses	$1,865,972
Net investment income	$1,777,707
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments:
Non-affiliated issuers	$(337,059)
Underlying affiliated funds	(616)
Futures contracts	1,323,632
Swap agreements	2,714,267
Foreign currency	2,057,558
Net realized gain (loss) on investments and foreign currency	$5,757,782
Change in unrealized appreciation (depreciation)
Investments	$177,183
Futures contracts	2,158,738
Swap agreements	(104,278)
Translation of assets and liabilities in foreign currencies	(703,863)
Net unrealized gain (loss) on investments and foreign currency translation	$1,527,780
Net realized and unrealized gain (loss) on investments and foreign currency	$7,285,562
Change in net assets from operations	$9,063,269

See Notes to Financial Statements

31

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 5/31
	2017	2016
Change in net assets
From operations
Net investment income	$1,777,707	$1,414,099
Net realized gain (loss) on investments and foreign currency	5,757,782	(6,558,038)
Net unrealized gain (loss) on investments and foreign currency translation	1,527,780	860,132
Change in net assets from operations	$9,063,269	$(4,283,807)
Distributions declared to shareholders
From net investment income	$(1,878,442)	$(1,902,937)
Change in net assets from fund share transactions	$(9,222,028)	$1,300,697
Total change in net assets	$(2,037,201)	$(4,886,047)
Net assets
At beginning of period	205,984,330	210,870,377
At end of period (including undistributed net investment income of $220,789 and $84,803, respectively)	$203,947,129	$205,984,330

See Notes to Financial Statements

32

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 5/31
	2017	2016	2015	2014		2013
Net asset value, beginning of period	$9.25	$9.53	$9.69	$9.73		$9.59
Income (loss) from investment operations
Net investment income (d)	$0.05	$0.04	$0.02	$0.02		$0.04
Net realized and unrealized gain (loss) on investments and foreign currency	0.33	(0.26)	(0.13)	0.00	(w)	0.21
Total from investment operations	$0.38	$(0.22)	$(0.11)	$0.02		$0.25
Less distributions declared to shareholders
From net investment income	$(0.06)	$(0.06)	$(0.05)	$(0.06)		$(0.11)
Net asset value, end of period (x)	$9.57	$9.25	$9.53	$9.69		$9.73
Total return (%) (r)(s)(t)(x)	4.11	(2.31)	(1.19)	0.24		2.66
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.45	1.45	1.47	1.45		1.51
Expenses after expense reductions (f)	1.19	1.14	1.14	1.14		1.15
Net investment income	0.57	0.41	0.16	0.23		0.40
Portfolio turnover	53	36	30	28		29
Net assets at end of period (000 omitted)	$2,222	$2,710	$2,809	$3,846		$3,348
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding interest expense and fees (f)	1.14	N/A	N/A	N/A		N/A

See Notes to Financial Statements

33

Financial Highlights – continued

Class B	Years ended 5/31
	2017	2016	2015	2014		2013
Net asset value, beginning of period	$9.19	$9.47	$9.66	$9.72		$9.59
Income (loss) from investment operations
Net investment loss (d)	$(0.02)	$(0.03)	$(0.06)	$(0.05)		$(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency	0.33	(0.25)	(0.13)	(0.01)		0.21
Total from investment operations	$0.31	$(0.28)	$(0.19)	$(0.06)		$0.18
Less distributions declared to shareholders
From net investment income	$(0.01)	$—	$—	$(0.00	)(w)	$(0.05)
Net asset value, end of period (x)	$9.49	$9.19	$9.47	$9.66		$9.72
Total return (%) (r)(s)(t)(x)	3.33	(2.96)	(1.97)	(0.58)		1.85
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.19	2.20	2.22	2.20		2.26
Expenses after expense reductions (f)	1.94	1.90	1.90	1.90		1.90
Net investment loss	(0.18)	(0.35)	(0.59)	(0.53)		(0.34)
Portfolio turnover	53	36	30	28		29
Net assets at end of period (000 omitted)	$433	$436	$644	$723		$668
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding interest expense and fees (f)	1.90	N/A	N/A	N/A		N/A

See Notes to Financial Statements

34

Financial Highlights – continued

Class C	Years ended 5/31
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$9.18	$9.47	$9.66	$9.72	$9.58
Income (loss) from investment operations
Net investment loss (d)	$(0.02)	$(0.03)	$(0.06)	$(0.05)	$(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency	0.33	(0.26)	(0.13)	0.00 (w)	0.22
Total from investment operations	$0.31	$(0.29)	$(0.19)	$(0.05)	$0.19
Less distributions declared to shareholders
From net investment income	$(0.01)	$—	$—	$(0.01)	$(0.05)
Net asset value, end of period (x)	$9.48	$9.18	$9.47	$9.66	$9.72
Total return (%) (r)(s)(t)(x)	3.33	(3.06)	(1.97)	(0.56)	1.97
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.19	2.21	2.21	2.20	2.26
Expenses after expense reductions (f)	1.94	1.90	1.90	1.90	1.90
Net investment loss	(0.18)	(0.34)	(0.59)	(0.53)	(0.34)
Portfolio turnover	53	36	30	28	29
Net assets at end of period (000 omitted)	$1,025	$1,366	$1,276	$3,048	$1,999
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding interest expense and fees (f)	1.90	N/A	N/A	N/A	N/A

See Notes to Financial Statements

35

Financial Highlights – continued

Class I	Years ended 5/31
	2017	2016	2015	2014		2013
Net asset value, beginning of period	$9.27	$9.54	$9.70	$9.74		$9.60
Income (loss) from investment operations
Net investment income (d)	$0.08	$0.06	$0.04	$0.05		$0.08
Net realized and unrealized gain (loss) on investments and foreign currency	0.31	(0.25)	(0.13)	0.00	(w)	0.19
Total from investment operations	$0.39	$(0.19)	$(0.09)	$0.05		$0.27
Less distributions declared to shareholders
From net investment income	$(0.08)	$(0.08)	$(0.07)	$(0.09)		$(0.13)
Net asset value, end of period (x)	$9.58	$9.27	$9.54	$9.70		$9.74
Total return (%) (r)(s)(x)	4.25	(1.97)	(0.94)	0.48		2.86
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.20	1.18	1.22	1.18		1.23
Expenses after expense reductions (f)	0.94	0.90	0.90	0.90		0.90
Net investment income	0.83	0.67	0.41	0.51		0.83
Portfolio turnover	53	36	30	28		29
Net assets at end of period (000 omitted)	$740	$715	$1,402	$1,410		$2,244
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding interest expense and fees (f)	0.90	N/A	N/A	N/A		N/A

See Notes to Financial Statements

36

Financial Highlights – continued

Class R1	Years ended 5/31
	2017	2016	2015	2014		2013
Net asset value, beginning of period	$9.20	$9.48	$9.67	$9.72		$9.59
Income (loss) from investment operations
Net investment loss (d)	$(0.02)	$(0.03)	$(0.06)	$(0.05)		$(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency	0.33	(0.25)	(0.13)	0.00	(w)	0.21
Total from investment operations	$0.31	$(0.28)	$(0.19)	$(0.05)		$0.18
Less distributions declared to shareholders
From net investment income	$(0.01)	$—	$—	$(0.00	)(w)	$(0.05)
Net asset value, end of period (x)	$9.50	$9.20	$9.48	$9.67		$9.72
Total return (%) (r)(s)(x)	3.32	(2.95)	(1.96)	(0.48)		1.84
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.20	2.19	2.21	2.21		2.26
Expenses after expense reductions (f)	1.94	1.90	1.90	1.90		1.90
Net investment loss	(0.17)	(0.34)	(0.59)	(0.53)		(0.35)
Portfolio turnover	53	36	30	28		29
Net assets at end of period (000 omitted)	$51	$50	$96	$112		$99
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding interest expense and fees (f)	1.90	N/A	N/A	N/A		N/A

See Notes to Financial Statements

37

Financial Highlights – continued

Class R2	Years ended 5/31
	2017	2016	2015	2014		2013
Net asset value, beginning of period	$9.25	$9.52	$9.69	$9.73		$9.59
Income (loss) from investment operations
Net investment income (loss) (d)	$0.03	$0.01	$(0.01)	$(0.00	)(w)	$0.02
Net realized and unrealized gain (loss) on investments and foreign currency	0.32	(0.24)	(0.14)	0.00	(w)	0.21
Total from investment operations	$0.35	$(0.23)	$(0.15)	$(0.00	)(w)	$0.23
Less distributions declared to shareholders
From net investment income	$(0.03)	$(0.04)	$(0.02)	$(0.04)		$(0.09)
Net asset value, end of period (x)	$9.57	$9.25	$9.52	$9.69		$9.73
Total return (%) (r)(s)(x)	3.84	(2.47)	(1.54)	(0.02)		2.41
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.70	1.69	1.72	1.70		1.76
Expenses after expense reductions (f)	1.44	1.40	1.40	1.40		1.40
Net investment income (loss)	0.33	0.16	(0.09)	(0.03)		0.16
Portfolio turnover	53	36	30	28		29
Net assets at end of period (000 omitted)	$52	$50	$98	$100		$100
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding interest expense and fees (f)	1.40	N/A	N/A	N/A		N/A

See Notes to Financial Statements

38

Financial Highlights – continued

Class R3	Years ended 5/31
	2017	2016	2015	2014		2013
Net asset value, beginning of period	$9.25	$9.53	$9.69	$9.73		$9.59
Income (loss) from investment operations
Net investment income (d)	$0.05	$0.04	$0.02	$0.02		$0.04
Net realized and unrealized gain (loss) on investments and foreign currency	0.33	(0.26)	(0.14)	0.00	(w)	0.21
Total from investment operations	$0.38	$(0.22)	$(0.12)	$0.02		$0.25
Less distributions declared to shareholders
From net investment income	$(0.06)	$(0.06)	$(0.04)	$(0.06)		$(0.11)
Net asset value, end of period (x)	$9.57	$9.25	$9.53	$9.69		$9.73
Total return (%) (r)(s)(x)	4.10	(2.32)	(1.19)	0.23		2.65
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.45	1.44	1.47	1.45		1.51
Expenses after expense reductions (f)	1.19	1.15	1.15	1.15		1.15
Net investment income	0.58	0.41	0.16	0.22		0.41
Portfolio turnover	53	36	30	28		29
Net assets at end of period (000 omitted)	$53	$50	$99	$100		$100
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding interest expense and fees (f)	1.15	N/A	N/A	N/A		N/A
See Notes to Financial Statements

39

Financial Highlights – continued

Class R4	Years ended 5/31
	2017	2016	2015	2014		2013
Net asset value, beginning of period	$9.25	$9.53	$9.69	$9.73		$9.59
Income (loss) from investment operations
Net investment income (d)	$0.08	$0.06	$0.04	$0.05		$0.06
Net realized and unrealized gain (loss) on investments and foreign currency	0.32	(0.26)	(0.13)	0.00	(w)	0.22
Total from investment operations	$0.40	$(0.20)	$(0.09)	$0.05		$0.28
Less distributions declared to shareholders
From net investment income	$(0.08)	$(0.08)	$(0.07)	$(0.09)		$(0.14)
Net asset value, end of period (x)	$9.57	$9.25	$9.53	$9.69		$9.73
Total return (%) (r)(s)(x)	4.37	(2.07)	(0.94)	0.48		2.91
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.20	1.19	1.22	1.20		1.26
Expenses after expense reductions (f)	0.94	0.90	0.90	0.90		0.90
Net investment income	0.83	0.66	0.41	0.47		0.66
Portfolio turnover	53	36	30	28		29
Net assets at end of period (000 omitted)	$52	$50	$100	$101		$101
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding interest expense and fees (f)	0.90	N/A	N/A	N/A		N/A

See Notes to Financial Statements

40

Financial Highlights – continued

Class R6 (formerly Class R5)	Years ended 5/31					Period ended 5/31/13 (i)
	2017	2016	2015	2014
Net asset value, beginning of period	$9.25	$9.53	$9.69	$9.73		$9.68
Income (loss) from investment operations
Net investment income (d)	$0.08	$0.07	$0.05	$0.05		$0.04
Net realized and unrealized gain (loss) on investments and foreign currency	0.33	(0.26)	(0.13)	0.00	(w)	0.10	(g)
Total from investment operations	$0.41	$(0.19)	$(0.08)	$0.05		$0.14
Less distributions declared to shareholders
From net investment income	$(0.09)	$(0.09)	$(0.08)	$(0.09)		$(0.09)
Net asset value, end of period (x)	$9.57	$9.25	$9.53	$9.69		$9.73
Total return (%) (r)(s)(x)	4.42	(2.02)	(0.87)	0.56		1.44	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.14	1.12	1.15	1.13		1.23	(a)
Expenses after expense reductions (f)	0.89	0.85	0.83	0.83		0.89	(a)
Net investment income	0.87	0.70	0.48	0.54		0.56	(a)
Portfolio turnover	53	36	30	28		29
Net assets at end of period (000 omitted)	$199,319	$200,558	$204,347	$187,921		$148,892
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding interest expense and fees (f)	0.85	N/A	N/A	N/A		N/A

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(i)	For the period from the class inception, October 1, 2012, through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

41

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Absolute Return Fund (the fund) is a diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in derivatives as part of its principal investment strategy. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying indicators on which the derivative is based. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduces two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impacts of the Rule, management believes that many of the Regulation S-X amendments are consistent with the fund’s current financial statement presentation and expects that the fund will be able to comply with the Rule’s Regulation S-X amendments by the August 1, 2017 compliance date.

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20) – Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). For entities that hold callable debt securities at a premium, ASU 2017-08 requires that the premium be amortized to the earliest call date. ASU 2017-08 will be effective for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years. Management is still evaluating the potential impacts of ASU 2017-08 but believes that adoption of ASU 2017-08 will not have a material effect on the fund’s overall financial position or its overall results of operations.

42

Notes to Financial Statements – continued

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swap agreements are generally valued at valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of

43

Notes to Financial Statements – continued

derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not

44

Notes to Financial Statements – continued

reflected in total investments, such as futures contracts, forward foreign currency exchange contracts, and swap agreements. The following is a summary of the levels used as of May 31, 2017 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	$—	$11,741,863	$—	$11,741,863
Non-U.S. Sovereign Debt	—	12,200,490	—	12,200,490
U.S. Corporate Bonds	—	76,487,885	—	76,487,885
Residential Mortgage-Backed Securities	—	3,902,237	—	3,902,237
Commercial Mortgage-Backed Securities	—	1,861,791	—	1,861,791
Asset-Backed Securities (including CDOs)	—	35,689,299	—	35,689,299
Foreign Bonds	—	51,493,412	—	51,493,412
Mutual Funds	14,140,650	—	—	14,140,650
Total Investments	$14,140,650	$193,376,977	$—	$207,517,627

Other Financial Instruments
Futures Contracts – Assets	$1,751,572	$—	$—	$1,751,572
Futures Contracts – Liabilities	(1,149,505)	—	—	(1,149,505)
Swap Agreements – Assets	—	1,356,818	—	1,356,818
Forward Foreign Currency Exchange Contracts – Assets	—	466,777	—	466,777
Forward Foreign Currency Exchange Contracts – Liabilities	—	(762,578)	—	(762,578)

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives in an attempt to adjust exposure to markets, asset classes, and currencies based on the adviser’s assessment of the relative attractiveness of such markets, asset classes, and currencies. Derivatives are used to increase or decrease the fund’s exposure to markets, asset classes, or currencies resulting from the fund’s individual security selections, and to expose the fund to markets, asset classes, or currencies in which the fund’s individual security selection has resulted in little or no exposure. Derivatives are used for hedging or non-hedging

45

Notes to Financial Statements – continued

purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase or decrease market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at May 31, 2017 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$353,434	$(156,530)
Interest Rate	Total Return Swaps	1,356,818	—
Foreign Exchange	Forward Foreign Currency Exchange	466,777	(762,578)
Equity	Equity Futures	1,398,138	(992,975)
Total		$3,575,167	$(1,912,083)

(a)	The value of futures contracts agreements includes cumulative appreciation (depreciation) as reported in the fund’s Portfolio of Investments. Only the current day net variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended May 31, 2017 as reported in the Statement of Operations:

Risk	Futures Contracts	Swap Agreements	Foreign Currency	Investments (Purchased Options)
Interest Rate	$(746,958)	$2,714,267	$—	$—
Foreign Exchange	—	—	1,887,557	—
Equity	2,070,590	—	—	(405,189)
Total	$1,323,632	$2,714,267	$1,887,557	$(405,189)

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended May 31, 2017 as reported in the Statement of Operations:

Risk	Futures Contracts	Swap Agreements	Translation of Assets and Liabilities in Foreign Currencies	Investments (Purchased Options)
Interest Rate	$163,425	$(104,278)	$—	$—
Foreign Exchange	—	—	(722,188)	—
Equity	1,995,313	—	—	79,258
Total	$2,158,738	$(104,278)	$(722,188)	$79,258

46

Notes to Financial Statements – continued

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the clearing broker and the clearing house for cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options). For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Restricted cash” or “Deposits with brokers.” Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.

The following table presents the fund’s derivative assets and liabilities (by type) on a gross basis as of May 31, 2017:

Gross Amounts of:	Derivative Assets	Derivative Liabilities
Futures Contracts (a)	$—	$(24,823)
Swap Agreements	1,356,818	—
Forward Foreign Currency Exchange Contracts	466,777	(762,578)
Total Gross Amount of Derivative Assets and Liabilities Presented in the Statement of Assets & Liabilities	$1,823,595	$(787,401)
Less: Derivatives Assets and Liabilities Not Subject to a Master Netting Agreement or Similar Arrangement	—	(24,823)
Total Gross Amount of Derivative Assets and Liabilities Subject to a Master Netting Agreement or Similar Arrangement	$1,823,595	$(762,578)

(a)	The amount presented here represents the fund’s current day net variation margin for futures contracts. This amount, which is recognized within the fund’s Statement of Assets and Liabilities, differs from the fair value of the futures contracts which is presented in the tables that follow the fund’s Portfolio of Investments.

47

Notes to Financial Statements – continued

The following table presents (by counterparty) the fund’s derivative assets net of amounts available for offset under Master Netting Agreements (or similar arrangements) and net of the related collateral held by the fund at May 31, 2017:

		Amounts Not Offset in the Statement of Assets & Liabilities
	Gross Amount of Derivative Assets Subject to a Master Netting Agreement (or Similar Arrangement) by Counterparty	Financial Instruments Available for Offset	Financial Instruments Collateral Received (b)	Cash Collateral Received (b)	Net Amount of Derivative Assets by Counterparty
Goldman Sachs
International	$1,596,217	$(243,991)	$—	$(1,180,000)	$172,226
JP Morgan Chase Bank N.A.	227,378	(227,378)	—	—	—
Total	$1,823,595	$(471,369)	$—	$(1,180,000)	$172,226

The following table presents (by counterparty) the fund’s derivative liabilities net of amounts available for offset under Master Netting Agreements (or similar arrangements) and net of the related collateral pledged by the fund at May 31, 2017:

		Amounts Not Offset in the Statement of Assets & Liabilties
	Gross Amounts of Derivative Liabilities Subject to a Master Netting Agreement (or Similar Arrangement) by Counterparty	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged (b)	Cash Collateral Pledged (b)	Net Amount of Derivative Liabilities by Counterparty
Goldman Sachs
International	$(243,991)	$243,991	$—	$—	$—
JP Morgan Chase Bank N.A.	(518,587)	227,378	—	291,209	—
Total	$(762,578)	$471,369	$—	$291,209	$—

(b)	The amount presented here may be less than the total amount of collateral (received)/pledged as the net amount of derivative assets and liabilities for a counterparty cannot be less than $0.

Purchased Options – The fund purchased call and put options for a premium. Purchased call and put options entitle the holder to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or increase the fund’s exposure to an underlying instrument. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund’s exposure to an underlying instrument.

48

Notes to Financial Statements – continued

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument purchased. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

Whether or not the option is exercised, the fund’s maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter

49

Notes to Financial Statements – continued

into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Swap Agreements – During the period the fund entered into swap agreements. Certain types of swaps (“cleared swaps”) are required to be centrally cleared under provisions of the Dodd-Frank Regulatory Reform Bill. In a cleared swap transaction, the ultimate counterparty to the transaction is a clearinghouse (the “clearinghouse”). The contract is transferred and accepted by the clearinghouse immediately following execution of the swap contract with an executing broker. Thereafter, throughout the term of the cleared swap, the fund interfaces indirectly with the clearinghouse through a clearing broker and has counterparty risk to the clearing broker as well.

A swap agreement is generally an exchange of cash payments, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. The net cash payments exchanged are recorded as a realized gain or loss on swap agreements in the Statement of Operations. The value of the swap agreement, which is adjusted daily and includes any related interest accruals to be paid or received by the fund, is recorded in the Statement of Assets and Liabilities, as “Swaps, at value” for uncleared swaps. The daily change in value, including any related interest accruals to be paid or received, is recorded as unrealized appreciation or depreciation on swap agreements in the Statement of Operations. When cash receipt is required, the daily change in valuation of cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Amounts paid or received at the inception of the swap agreement are reflected as premiums paid or received in the Statement of Assets and Liabilities and are amortized using the effective interest method over the term of the agreement. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap agreements in the Statement of Operations. Collateral for uncleared swaps, in the form of cash or securities, is held in segregated accounts with the fund’s custodian in connection with these agreements. Collateral for cleared swaps, in the form of cash or securities, is posted by the fund directly with the clearing broker.

50

Notes to Financial Statements – continued

Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. The fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. To address counterparty risk, uncleared swap agreements are limited to only highly-rated counterparties. Risk is further reduced by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement. The fund’s counterparty risk due to cleared swaps is mitigated by the fact that the clearinghouse is the true counterparty to the transaction and the regulatory requirement safeguards in the event of a clearing broker bankruptcy.

The fund entered into total return swaps which involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty, respectively. The fund may enter into total return swap agreements on a particular security, or a basket or index of securities, in order to gain exposure to the underlying security or securities.

Dollar Roll Transactions – The fund enters into dollar roll transactions, with respect to mortgage-backed securities issued by Ginnie Mae, Fannie Mae, and Freddie Mac, in which the fund sells mortgage-backed securities to financial institutions and simultaneously agrees to purchase similar (same issuer, type and coupon) securities at a later date at an agreed-upon price. During the period between the sale and repurchase in a dollar roll transaction the fund will not be entitled to receive interest and principal payments on the securities sold but is compensated by interest earned on the proceeds of the initial sale and by a lower purchase price on the securities to be repurchased which enhances the fund’s total return. The fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.

51

Notes to Financial Statements – continued

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities. The value of these securities may depend, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due and that value may fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.

The fund purchased or sold debt securities on a when-issued or delayed delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction with delivery or payment to occur at a later date beyond the normal settlement period. At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security acquired is reflected in the fund’s net asset value. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the fund until payment takes place. At the time that a fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to declines in the value of the securities prior to settlement date.

To mitigate this risk of loss on TBA securities and other types of forward settling mortgage-backed securities, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

For mortgage-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and one amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund’s

52

Notes to Financial Statements – continued

collateral or margin obligations under a MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended May 31, 2017, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities and derivative transactions.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	5/31/17	5/31/16
Ordinary income (including any short-term capital gains)	$1,878,442	$1,902,937

53

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 5/31/2017
Cost of investments	$207,359,180
Gross appreciation	803,306
Gross depreciation	(644,859)
Net unrealized appreciation (depreciation)	$158,447
Undistributed ordinary income	385,476
Capital loss carryforwards	(7,624,850)
Other temporary differences	1,297,759

As of May 31, 2017, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:

Short-Term	$(1,418,932)
Long-Term	(6,205,918)
Total	$(7,624,850)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 5/31/17	Year ended 5/31/16
Class A	$16,429	$17,251
Class B	274	—
Class C	814	—
Class I	6,798	6,175
Class R1	31	—
Class R2	188	231
Class R3	322	390
Class R4	449	551
Class R6 (formerly Class R5)	1,853,137	1,878,339
Total	$1,878,442	$1,902,937

Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.

54

Notes to Financial Statements – continued

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.65%
Next $1.5 billion of average daily net assets	0.55%
Average daily net assets in excess of $2.5 billion	0.50%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended May 31, 2017, this management fee reduction amounted to $14,948, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended May 31, 2017 was equivalent to an annual effective rate of 0.64% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes
A	B	C	I	R1	R2	R3	R4	R6 (formerly Class R5)
1.15%	1.90%	1.90%	0.90%	1.90%	1.40%	1.15%	0.90%	0.85%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until September 30, 2018. For the year ended May 31, 2017, this reduction amounted to $506,828, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $326 for the year ended May 31, 2017, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

55

Notes to Financial Statements – continued

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.24%	$6,664
Class B	0.75%	0.25%	1.00%	1.00%	4,467
Class C	0.75%	0.25%	1.00%	1.00%	13,099
Class R1	0.75%	0.25%	1.00%	1.00%	508
Class R2	0.25%	0.25%	0.50%	0.50%	255
Class R3	—	0.25%	0.25%	0.25%	130
Total Distribution and Service Fees					$25,123

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended May 31, 2017 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended May 31, 2017, this rebate amounted to $139 for Class A and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended May 31, 2017, were as follows:

Amount
Class A	$—
Class B	563
Class C	14

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended May 31, 2017, the fee was $2,815, which equated to 0.0014% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended May 31, 2017, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $5,801.

Under a Special Servicing Agreement among MFS, certain MFS funds which invest in other MFS funds (“MFS fund-of-funds”) and certain underlying funds in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of each MFS fund-of-funds’ transfer agent-related expenses, including sub-accounting fees payable to financial intermediaries, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment

56

Notes to Financial Statements – continued

in the underlying fund by the MFS fund-of-funds. For the year ended May 31, 2017, these costs for the fund amounted to $526,513 and are included in “Shareholder servicing costs” in the Statement of Operations.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended May 31, 2017 was equivalent to an annual effective rate of 0.0203% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended May 31, 2017, the fee paid by the fund under this agreement was $406 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

On September 9, 2015, MFS redeemed 14 shares of Class A, 4,734 shares of Class B, 4,377 shares of Class I, 4,732 shares of Class R1, 4,936 shares of Class R2, 5,049 shares of Class R3, 5,165 shares of Class R4 and 31 shares of Class R6 for an aggregate amount of $269,911.

On March 16, 2016, MFS purchased 31,498 shares of Class I for an aggregate amount of $290,730.

On March 16, 2017, MFS purchased 3,450 shares of Class I for an aggregate amount of $32,603.

At May 31, 2017, MFS held approximately 71%, 100%, 100%, 99% and 100% of the outstanding shares of Class I, Class R1, Class R2, Class R3, and Class R4, respectively.

57

Notes to Financial Statements – continued

(4) Portfolio Securities

For the year ended May 31, 2017, purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$18,574,316	$32,936,806
Investments (non-U.S. Government securities)	$86,509,119	$79,863,812

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 5/31/17		Year ended 5/31/16
	Shares	Amount	Shares	Amount
Shares sold
Class A	46,747	$443,515	90,640	$838,338
Class B	2,648	24,942	3,451	31,540
Class C	23,691	224,511	126,592	1,148,595
Class I	32,644	308,850	63,802	589,650
Class R3	216	2,047	—	—
Class R6 (formerly Class R5)	1,141,738	10,766,898	1,138,421	10,579,854
	1,247,684	$11,770,763	1,422,906	$13,187,977

Shares issued to shareholders in reinvestment of distributions
Class A	1,721	$16,263	1,844	$17,081
Class B	30	274	—	—
Class C	88	814	—	—
Class I	718	6,798	662	6,175
Class R1	3	31	—	—
Class R2	20	188	25	231
Class R3	34	322	42	390
Class R4	48	449	59	551
Class R6 (formerly Class R5)	194,784	1,843,046	201,950	1,871,483
	197,446	$1,868,185	204,582	$1,895,911

Shares reacquired
Class A	(109,211)	$(1,034,541)	(94,401)	$(877,329)
Class B	(4,541)	(42,581)	(23,883)	(218,886)
Class C	(64,446)	(603,329)	(112,564)	(1,034,453)
Class I	(33,242)	(314,600)	(134,301)	(1,250,767)
Class R1	—	—	(4,732)	(43,818)
Class R2	—	—	(4,936)	(45,954)
Class R3	(136)	(1,290)	(5,049)	(47,006)
Class R4	—	—	(5,165)	(48,086)
Class R6 (formerly Class R5)	(2,186,015)	(20,864,635)	(1,110,614)	(10,216,892)
	(2,397,591)	$(22,860,976)	(1,495,645)	$(13,783,191)

58

Notes to Financial Statements – continued

	Year ended 5/31/17		Year ended 5/31/16
	Shares	Amount	Shares	Amount
Net change
Class A	(60,743)	$(574,763)	(1,917)	$(21,910)
Class B	(1,863)	(17,365)	(20,432)	(187,346)
Class C	(40,667)	(378,004)	14,028	114,142
Class I	120	1,048	(69,837)	(654,942)
Class R1	3	31	(4,732)	(43,818)
Class R2	20	188	(4,911)	(45,723)
Class R3	114	1,079	(5,007)	(46,616)
Class R4	48	449	(5,106)	(47,535)
Class R6 (formerly Class R5)	(849,493)	(8,254,691)	229,757	2,234,445
	(952,461)	$(9,222,028)	131,843	$1,300,697

Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Conservative Allocation Fund, the MFS Moderate Allocation Fund, the MFS Growth Allocation Fund, the MFS Lifetime Income Fund, the MFS Lifetime 2020 Fund, the MFS Lifetime 2030 Fund, and the MFS Lifetime 2025 Fund were the owners of record of approximately 29%, 29%, 24%, 6%, 4%, 3%, and 2%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2035 Fund and the MFS Lifetime 2040 Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended May 31, 2017, the fund’s commitment fee and interest expense were $1,431 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

59

Notes to Financial Statements – continued

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	5,160,541	100,663,037	(91,682,928)	14,140,650

Underlying Affiliated Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$(616)	$—	$35,981	$14,140,650

60

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust X and the Shareholders of MFS Absolute Return Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Absolute Return Fund (one of the series of MFS Series Trust X) (the “Fund”) as of May 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Absolute Return Fund as of May 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

July 14, 2017

61

RESULTS OF SHAREHOLDER MEETING

(unaudited)

At a special meeting of shareholders of MFS Series Trust X, which was held on March 23, 2017, the following action was taken:

Item 1: To elect the following individuals as Trustees:

	Number of Dollars
Nominee	For	Withheld Authority
Steven E. Buller	47,079,841,296.441	543,077,753.583
John A. Caroselli	47,079,263,500.928	543,655,575.185
Maureen R. Goldfarb	47,079,730,700.440	543,181,611.914
David H. Gunning	46,973,805,216.237	649,457,370.227
Michael Hegarty	46,963,820,909.200	659,098,181.884
John P. Kavanaugh	47,086,401,597.642	536,517,432.631
Robert J. Manning	46,927,144,555.187	695,767,735.086
Clarence Otis, Jr.	47,049,690,674.050	573,228,402.063
Maryanne L. Roepke	47,108,547,219.521	514,365,128.003
Robin A. Stelmach	47,016,854,425.599	606,057,854.004
Laurie J. Thomsen	47,030,508,189.274	592,404,165.359

62

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of July 1, 2017, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 53)	Trustee	February 2004	136	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A
Robin A. Stelmach (k) (age 55)	Trustee	January 2014	136	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 75)	Trustee and Chair of Trustees	January 2004	136	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman (until 2013)

63

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships (j)
Steven E. Buller (age 65)	Trustee	February 2014	136	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A
John A. Caroselli (age 63)	Trustee	March 2017	136	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A
Maureen R. Goldfarb (age 62)	Trustee	January 2009	136	Private investor	N/A
Michael Hegarty (age 72)	Trustee	December 2004	136	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)
John P. Kavanaugh (age 62)	Trustee and Vice Chair of Trustees	January 2009	136	Private investor	N/A
Clarence Otis, Jr. (age 61)	Trustee	March 2017	136	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; Federal Reserve Bank of Atlanta, Director (until 2015)

64

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships (j)
Maryanne L. Roepke (age 61)	Trustee	May 2014	136	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 59)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kino Clark (k) (age 49)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 50)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)
Thomas H. Connors (k) (age 57)	Assistant Secretary and Assistant Clerk	September 2012	136	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)

65

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Ethan D. Corey (k) (age 53)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
David L. DiLorenzo (k) (age 48)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 49)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)
Brian E. Langenfeld (k) (age 44)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Senior Counsel
Susan A. Pereira (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Senior Counsel
Kasey L. Phillips (k) (age 46)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)

66

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Matthew A. Stowe (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Frank L. Tarantino (age 73)	Independent Senior Officer	June 2004	136	Tarantino LLC (provider of compliance services), Principal
Richard S. Weitzel (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2007	136	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Martin J. Wolin (k) (age 49)	Chief Compliance Officer	July 2015	136	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)
James O. Yost (k) (age 57)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

67

Trustees and Officers – continued

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kavanaugh and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers
Alexander Mackey
Ben Nastou
Natalie Shapiro

68

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available on mfs.com by following these steps once you have selected “Individual Investor” as your role: (1) Click on the “Individual Investor Home” in the top navigation and then select the “Announcements” option within the “Market Outlooks” drop down, or (2) Click on “Products & Services” and “Mutual Funds” and then choose the fund’s name in the “Select a fund” menu.

69

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2017 income tax forms in January 2018.

70

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

71

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

72

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

May 31, 2017

MFS® MANAGED WEALTH FUND

MGW-ANN

MFS® MANAGED WEALTH FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

Despite policy uncertainty accompanying a new presidential administration in the United States and unease over looming Brexit negotiations, most markets have proved resilient. U.S. share prices have reached new highs, and U.S. bond yields rose on hopes surrounding President Trump’s proposed fiscal policies and indications that the U.S. Federal Reserve will continue to gradually hike interest rates. However, interest rates in most developed markets remain very low, with central banks maintaining accommodative monetary policies in hopes of reinvigorating slow-growing economies and lifting inflation.

Globally, economic growth has shown signs of recovery, led by China, the U.S. and the eurozone. Despite better growth, there are few immediate signs of worrisome inflation, as wage growth remains muted. Emerging market economies are recovering at a somewhat slower pace amid fears that restrictive U.S. trade policies could further hamper the restrained pace of global trade growth. Looking ahead, markets will have to contend with elections in the United Kingdom and Germany in the months ahead, as well as geopolitical hot spots on the Korean peninsula and in the Middle East.

At MFS®, we believe time is an asset. A patient, long-term approach to investing can have a powerful impact on decision making and outcomes. Time arbitrage, as we call it, simply comes down to having the conviction and discipline to allow enough time for good investment ideas to play out. In our view, such an approach, along with the professional guidance of a financial advisor, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

July 14, 2017

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

		Active Security Selection (a)	Derivative Overlay Positions (b)	Net Market Exposure (c)
Strategic Allocation	MFS Growth Fund	30.3%
	MFS Value Fund	29.9%
	MFS Institutional International Equity Fund	29.8%
Market Exposure Overlay	Mini MSCI EAFE Index Future JUN 16 17		(21.3)%
	Russell 1000 Value Index Future JUN 16 17		(21.6)%
	Russell 1000 Growth Index Future JUN 16 17		(21.7)%
Net Equity Exposure				25.4%
	Standard & Poors Index Option 2280.00 PUT JUN 16 17		(0.2)%
	Standard & Poors Index Option 2000.00 PUT SEP 15 17		(0.4)%
	Standard & Poors Index Option 1950.00 PUT DEC 15 17		(0.7)%
Standard & Poors Index Option PUT(s)				(1.3)%
	Russell 2000 Index Option 1120.00 PUT SEP 15 17		(0.4)%
	Russell 2000 Index Option 1200.00 PUT DEC 15 17		(1.2)%
Russell 2000 Index Option PUT(s)				(1.6)%
Downside Hedge(s)				(2.9)%
Net Equivalent Equity Exposure		90.0%	(67.5)%	22.5%
Cash	Cash & Cash Equivalents (d)			9.8%
	Other (e)			67.7%
Total Net Exposure Summary				100.0%

2

Portfolio Composition – continued

Top ten holdings (c)(l)
Nestle S.A.	1.7%
Facebook, Inc., “A”	1.5%
Philip Morris International Inc.	1.5%
Amazon.com Inc	1.4%
JPMorgan Chase & Co.	1.3%
Alphabet Inc “A”	1.2%
Medtronic PLC	1.2%
Mini MSCI EAFE Index Future JUN 2017	(21.3)%
Russell 1000 Mini Value Index Future JUN 2017	(21.6)%
Russell 1000 Mini Growth Index Future JUN 2017	(21.7)%

(a)	Represents the actively managed portion of the portfolio and for purposes of this presentation, components include the value of securities, less any securities sold short. The bond component will include any accrued interest amounts. This also reflects the equivalent exposure of certain derivative positions. These amounts may be negative from time to time.
(b)	Represents the tactical overlay portion of the portfolio which is how the fund manages its exposure to markets and currencies through the use of derivative positions. Percentages reflect the equivalent exposure of those derivative positions.
(c)	For purposes of this presentation, the components include the value of securities, less any securities sold short, and reflect the impact of the equivalent exposure of all derivative positions. These amounts may be negative from time to time. The bond component will include any accrued interest amounts.
(d)	Cash & Cash Equivalents includes any cash, investments in money market funds, short term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
(e)	Other includes currency derivatives and/or the offsetting of the leverage produced by the fund’s derivative positions, including payables and/or receivables of the finance leg of interest rate swaps and the unrealized gain or loss in connection with forward currency exchange contracts.
(l)	For purposes of this presentation, the components include a look-through to the individual holdings within the underlying affiliated funds.

Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The value of derivatives may be different.

Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.

Percentages are based on net assets as of May 31, 2017.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

The fund’s investment objective is to seek total return. MFS seeks to achieve the fund’s objective by generating returns from (1) a strategic allocation to three MFS equity funds, referred to as underlying funds, and (2) a tactical asset allocation overlay primarily using derivative instruments to seek to decrease the volatility of the fund’s returns by reducing the fund’s exposure to the equity and/or currency markets as represented by the underlying funds and also to potentially expose the fund to asset classes and/or markets in which the underlying funds have little or no exposure. In addition, MFS may seek to limit the fund’s exposure to certain extreme market events. It is expected that the fund will generally have lower volatility than the overall equity market and will generally underperform the equity markets during periods of strong rising equity markets.

A committee of portfolio managers is responsible for selecting the underlying funds, determining the target strategic allocations to the underlying funds, and determining the fund’s tactical allocation overlay.

For the twelve months ended May 31, 2017, Class A shares of the MFS Managed Wealth Fund (“fund”) provided a total return of 4.09%, at net asset value. This compares with a return of 0.39% for the fund’s benchmark, the BofA Merrill Lynch 0-3 Month US Treasury Bill Index. The fund’s other benchmark, the Standard & Poor’s 500 Stock Index, generated a return of 17.47%.

Market Environment

Global growth improved during much of the reporting period as oil prices recovered from their earlier plunge and fiscal and monetary stimulus from China took hold. Market confidence increased after the US elections in November in anticipation of lower taxes, a lighter regulatory burden and increased infrastructure spending, boosting US equities and bond yields. The US Federal Reserve increased interest rates by 25 basis points at the end of the period, bringing the total number of quarter-percent hikes in the federal funds rate to three since December 2015. Globally, however, central bank policy remained highly accommodative, which forced many government, and even some corporate, bond yields into negative territory during the period. Early in the first half of the period, the United Kingdom voted to leave the European Union (“EU”), beginning a multi-year process of negotiation in order to achieve “Brexit.” While markets initially reacted to the vote with alarm, the spillover to European and emerging market (“EM”) economies was relatively short-lived. Fears of a populist wave in Europe subsided after establishment candidates won the Dutch and French elections.

Headwinds from lower energy and commodity prices abated during the period as stabilizing oil prices helped push energy earnings higher relative to expectations. A sharp rise in the US dollar was an earnings headwind for multinationals, but has since subsided. US consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. Demand for autos reached near-record territory before tapering off at the end of the period, while the housing market continued its recovery. Global trade, which was sluggish early in the period, showed signs of improvement in the period’s second half and EM countries

4

Management Review – continued

began to show signs of a modest upturn in activity along with adjustment in their external accounts. These improved conditions appeared to have reassured investors and contributed to record inflows into the asset class during July and August as negative yields for an increasing share of developed market bonds drove yield-hungry investors further out on the risk spectrum. Similar investor inflows were experienced in the investment grade and high yield corporate markets. Late in the reporting period, however, new challenges emerged for emerging markets debt as a result of the US presidential election, which raised concerns about the potential for a protectionist turn in US trade policy which could negatively impact EM economies. These concerns, along with rising expectations for US growth, inflation and interest rates, have turned the tables on flows into emerging markets debt. Since the election, flows have reversed. As of the end of the period, the markets seemed to be in “wait-and-see” mode, looking for evidence to either confirm or refute the repricing of risk that has occurred since Election Day.

Factors Affecting Performance

During the reporting period, the most notable detractors to absolute performance were short positions in futures contracts on the MSCI EAFE (Europe, Australasia, Far East) Index, Russell 1000® Growth Index and Russell 1000® Value Index as US and world equity markets generally rose during the reporting period. These short futures contract positions were established to lower the fund’s equity exposure from approximately 40% at the beginning of the period to 25% by the end of the reporting period, aligning the fund with the committee of portfolio managers’ current views on the equity markets’ risk vs. reward profile in an effort to maintain the fund’s objectives of capital preservation and low volatility. The fund’s neutral equity market exposure is 50%.

Conversely, the fund’s allocation to the international, large cap growth and large cap value equity segments, as represented by the MFS Institutional International Equity Fund, MFS Growth Fund and MFS Value Fund, respectively, benefited from generally higher equity markets and were the top contributors to absolute performance during the reporting period.

Respectfully,

William Adams	Robert Almeida	Mike Roberge
Portfolio Manager	Portfolio Manager	Portfolio Manager

Jim Swanson	Barnaby Wiener
Portfolio Manager	Portfolio Manager

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 5/31/17

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

6

Performance Summary – continued

Total Returns through 5/31/17

Average annual without sales charge

Share Class	Class Inception Date	1-yr	Life (t)
A	6/27/14	4.09%	2.01%
B	6/27/14	3.30%	1.13%
C	6/27/14	3.22%	1.13%
I	6/27/14	4.28%	2.15%
R1	6/27/14	3.30%	1.13%
R2	6/27/14	3.78%	1.66%
R3	6/27/14	4.08%	1.89%
R4	6/27/14	4.39%	2.15%
Comparative benchmarks
BofA Merrill Lynch 0-3 Month U.S. Treasury Bill Index (f)		0.39%	0.17%
Standard & Poor’s 500 Stock Index (f)		17.47%	9.68%
Average annual with sales charge
A With Initial Sales Charge (5.75%)		(1.90)%	(0.03)%
B With CDSC (Declining over six years from 4% to 0%) (v)		(0.70)%	0.12%
C With CDSC (1% for 12 months) (v)		2.22%	1.13%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, and R4 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definitions

BofA Merrill Lynch 0-3 Month U.S. Treasury Bill Index – tracks the performance of U.S. dollar denominated U.S. Treasury Bills publicly issued in the U.S. domestic market with a remaining term to final maturity of less than 3 months.

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.

7

Performance Summary – continued

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, December 1, 2016 through May 31, 2017

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Because the underlying funds have varied expenses and fee levels and the fund may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary. If these transactional and indirect costs were included, your costs would have been higher.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period December 1, 2016 through May 31, 2017.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/16	Ending Account Value 5/31/17	Expenses Paid During Period (p) 12/01/16-5/31/17
A	Actual	0.82%	$1,000.00	$1,053.50	$4.20
	Hypothetical (h)	0.82%	$1,000.00	$1,020.84	$4.13
B	Actual	1.66%	$1,000.00	$1,049.97	$8.48
	Hypothetical (h)	1.66%	$1,000.00	$1,016.65	$8.35
C	Actual	1.66%	$1,000.00	$1,049.15	$8.48
	Hypothetical (h)	1.66%	$1,000.00	$1,016.65	$8.35
I	Actual	0.66%	$1,000.00	$1,054.43	$3.38
	Hypothetical (h)	0.66%	$1,000.00	$1,021.64	$3.33
R1	Actual	1.66%	$1,000.00	$1,049.97	$8.48
	Hypothetical (h)	1.66%	$1,000.00	$1,016.65	$8.35
R2	Actual	1.16%	$1,000.00	$1,052.57	$5.94
	Hypothetical (h)	1.16%	$1,000.00	$1,019.15	$5.84
R3	Actual	0.91%	$1,000.00	$1,053.45	$4.66
	Hypothetical (h)	0.91%	$1,000.00	$1,020.39	$4.58
R4	Actual	0.66%	$1,000.00	$1,055.49	$3.38
	Hypothetical (h)	0.66%	$1,000.00	$1,021.64	$3.33

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher. In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. If these indirect costs were included, your costs would have been higher.

Notes to Expense Table

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above and are outside of the expense limitation arrangement. For Class A shares, this rebate reduced the expense ratio above by 0.09%. See Note 3 in the Notes to Financial Statements for additional information.

10

PORTFOLIO OF INVESTMENTS

5/31/17

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Underlying Affiliated Funds - 90.0%
Issuer	Shares/Par	Value ($)
MFS Growth Fund - Class R6	82,405	$7,263,962
MFS Institutional International Equity Fund	298,430	7,129,495
MFS Value Fund - Class R6	186,867	7,157,016
Total Underlying Affiliated Funds (Identified Cost, $17,767,812)		$21,550,473

Issuer/Expiration Date/Strike Price	Number of Contracts
Put Options Purchased - 0.2%
Russell 2000 Index - September 2017 @ $1,120	12	$5,760
Russell 2000 Index - December 2017 @ $1,200	11	29,700
S&P 500 Index - June 2017 @ $2,280	4	580
S&P 500 Index - September 2017 @ $2,000	8	4,320
S&P 500 Index - December 2017 @ $1,950	9	12,330
Total Put Options Purchased (Premiums Paid, $102,172)		$52,690

Issuer	Shares/Par
Money Market Funds - 7.3%
MFS Institutional Money Market Portfolio, 0.87% (v) (Identified Cost, $1,756,240)	1,756,339	$1,756,339
Total Investments (Identified Cost, $19,626,224)		$23,359,502

Other Assets, Less Liabilities - 2.5%		588,446
Net Assets - 100.0%		$23,947,948

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

11

Portfolio of Investments – continued

Derivative Contracts at 5/31/17

Futures Contracts at 5/31/17

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
Russell 1000 Mini Value Index (Short)	USD	92	$5,164,420	June - 2017	$72,478

Liability Derivatives
Mini MSCI EAFE Index (Short)	USD	54	$5,091,930	June - 2017	$(377,868)
Russell 1000 Mini Growth Index (Short)	USD	87	5,203,905	June - 2017	(258,625)

					$(636,493)

At May 31, 2017, the fund had cash collateral of $605,550 to cover any commitments for certain derivative contracts. Cash collateral is comprised of “Deposits with brokers” in the Statement of Assets and Liabilities.

See Notes to Financial Statements

12

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 5/31/17

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments
Non-affiliated issuers, at value (identified cost, $102,172)	$52,690
Underlying affiliated funds, at value (identified cost, $19,524,052)	23,306,812
Total investments, at value (identified cost, $19,626,224)	$23,359,502
Deposits with brokers	605,550
Receivables for
Investments sold	17,647
Fund shares sold	22,817
Receivable from investment adviser	20,871
Receivable from distributor	659
Other assets	295
Total assets	$24,027,341
Liabilities
Payable for daily variation margin on open futures contracts	$1,280
Payable to affiliates
Shareholder servicing costs	5,264
Payable for independent Trustees’ compensation	10
Accrued expenses and other liabilities	72,839
Total liabilities	$79,393
Net assets	$23,947,948
Net assets consist of
Paid-in capital	$24,498,783
Unrealized appreciation (depreciation) on investments	3,169,263
Accumulated distributions in excess of net realized gain on investments	(3,911,881)
Undistributed net investment income	191,783
Net assets	$23,947,948
Shares of beneficial interest outstanding	2,360,755

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$4,841,813	477,292	$10.14
Class B	61,595	6,173	9.98
Class C	1,668,453	168,000	9.93
Class I	17,166,997	1,688,590	10.17
Class R1	51,753	5,187	9.98
Class R2	52,248	5,169	10.11
Class R3	52,441	5,166	10.15
Class R4	52,648	5,178	10.17

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $10.76 [100 / 94.25 x $10.14]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, and R4.

See Notes to Financial Statements

13

Financial Statements

STATEMENT OF OPERATIONS

Year ended 5/31/17

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends from underlying affiliated funds	$672,605
Interest	2,622
Total investment income	$675,227
Expenses
Management fee	$179,141
Distribution and service fees	47,594
Shareholder servicing costs	25,674
Administrative services fee	18,103
Independent Trustees’ compensation	2,891
Custodian fee	36,820
Shareholder communications	8,278
Audit and tax fees	46,347
Legal fees	1,051
Registration fees	111,466
Miscellaneous	16,224
Total expenses	$493,589
Reduction of expenses by investment adviser and distributor	(111,452)
Net expenses	$382,137
Net investment income	$293,090
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investments:
Non-affiliated issuers	$(771,868)
Underlying affiliated funds	2,004,505
Capital gain distributions from underlying affiliated funds	542,279
Futures contracts	(5,378,108)
Net realized gain (loss) on investments	$(3,603,192)
Change in unrealized appreciation (depreciation)
Investments	$4,257,473
Futures contracts	692,789
Net unrealized gain (loss) on investments	$4,950,262
Net realized and unrealized gain (loss) on investments	$1,347,070
Change in net assets from operations	$1,640,160

See Notes to Financial Statements

14

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 5/31
	2017	2016
Change in net assets
From operations
Net investment income	$293,090	$254,438
Net realized gain (loss) on investments	(3,603,192)	1,427,128
Net unrealized gain (loss) on investments	4,950,262	(2,138,642)
Change in net assets from operations	$1,640,160	$(457,076)
Distributions declared to shareholders
From net investment income	$—	$(361,507)
From net realized gain on investments	(1,400,104)	(394,965)
Total distributions declared to shareholders	$(1,400,104)	$(756,472)
Change in net assets from fund share transactions	$(37,255,243)	$25,289,270
Total change in net assets	$(37,015,187)	$24,075,722
Net assets
At beginning of period	60,963,135	36,887,413
At end of period (including undistributed net investment income of $191,783 and accumulated distributions in excess of net investment income of $96,560, respectively)	$23,947,948	$60,963,135

See Notes to Financial Statements

15

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 5/31		Period ended 5/31/15 (c)
	2017	2016
Net asset value, beginning of period	$10.00	$10.17	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.05	$0.02	$0.05
Net realized and unrealized gain (loss) on investments and foreign currency	0.34	(0.08)	0.19
Total from investment operations	$0.39	$(0.06)	$0.24
Less distributions declared to shareholders
From net investment income	$—	$(0.05)	$(0.07)
From net realized gain on investments	(0.25)	(0.06)	—
From tax return of capital	—	—	(0.00	)(w)
Total distributions declared to shareholders	$(0.25)	$(0.11)	$(0.07)
Net asset value, end of period (x)	$10.14	$10.00	$10.17
Total return (%) (r)(s)(t)(x)	4.09	(0.59)	2.46	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.14	0.99	1.35	(a)
Expenses after expense reductions (f)(h)	0.83	0.83	0.73	(a)
Net investment income	0.48	0.20	0.51	(a)
Portfolio turnover	5	26	0	(n)(u)
Net assets at end of period (000 omitted)	$4,842	$6,319	$2,418

See Notes to Financial Statements

16

Financial Highlights – continued

Class B	Years ended 5/31		Period ended 5/31/15 (c)
	2017	2016
Net asset value, beginning of period	$9.92	$10.13	$10.00
Income (loss) from investment operations
Net investment loss (d)	$(0.04)	$(0.07)	$(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency	0.35	(0.08)	0.19
Total from investment operations	$0.31	$(0.15)	$0.15
Less distributions declared to shareholders
From net investment income	$—	$—	$(0.02)
From net realized gain on investments	(0.25)	(0.06)	—
From tax return of capital	—	—	(0.00	)(w)
Total distributions declared to shareholders	$(0.25)	$(0.06)	$(0.02)
Net asset value, end of period (x)	$9.98	$9.92	$10.13
Total return (%) (r)(s)(t)(x)	3.30	(1.48)	1.55	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.90	1.74	2.21	(a)
Expenses after expense reductions (f)(h)	1.66	1.66	1.66	(a)
Net investment loss	(0.42)	(0.71)	(0.43	)(a)
Portfolio turnover	5	26	0	(n)(u)
Net assets at end of period (000 omitted)	$62	$68	$111

See Notes to Financial Statements

17

Financial Highlights – continued

Class C	Years ended 5/31		Period ended 5/31/15 (c)
	2017	2016
Net asset value, beginning of period	$9.88	$10.09	$10.00
Income (loss) from investment operations
Net investment loss (d)	$(0.03)	$(0.06)	$(0.08)
Net realized and unrealized gain (loss) on investments and foreign currency	0.33	(0.08)	0.23	(g)
Total from investment operations	$0.30	$(0.14)	$0.15
Less distributions declared to shareholders
From net investment income	$—	$(0.01)	$(0.06)
From net realized gain on investments	(0.25)	(0.06)	—
From tax return of capital	—	—	(0.00	)(w)
Total distributions declared to shareholders	$(0.25)	$(0.07)	$(0.06)
Net asset value, end of period (x)	$9.93	$9.88	$10.09
Total return (%) (r)(s)(t)(x)	3.22	(1.40)	1.53	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.87	1.74	2.05	(a)
Expenses after expense reductions (f)(h)	1.66	1.66	1.66	(a)
Net investment loss	(0.28)	(0.60)	(0.90	)(a)
Portfolio turnover	5	26	0	(n)(u)
Net assets at end of period (000 omitted)	$1,668	$3,618	$960

See Notes to Financial Statements

18

Financial Highlights – continued

Class I	Years ended 5/31		Period ended 5/31/15 (c)
	2017	2016
Net asset value, beginning of period	$10.01	$10.17	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.06	$0.05	$0.05
Net realized and unrealized gain (loss) on investments and foreign currency	0.35	(0.09)	0.20
Total from investment operations	$0.41	$(0.04)	$0.25
Less distributions declared to shareholders
From net investment income	$—	$(0.06)	$(0.08)
From net realized gain on investments	(0.25)	(0.06)	—
From tax return of capital	—	—	(0.00	)(w)
Total distributions declared to shareholders	$(0.25)	$(0.12)	$(0.08)
Net asset value, end of period (x)	$10.17	$10.01	$10.17
Total return (%) (r)(s)(x)	4.28	(0.41)	2.47	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.87	0.74	1.17	(a)
Expenses after expense reductions (f)(h)	0.66	0.66	0.66	(a)
Net investment income	0.65	0.51	0.59	(a)
Portfolio turnover	5	26	0	(n)(u)
Net assets at end of period (000 omitted)	$17,167	$50,757	$32,990

See Notes to Financial Statements

19

Financial Highlights – continued

Class R1	Years ended 5/31		Period ended 5/31/15 (c)
	2017	2016
Net asset value, beginning of period	$9.92	$10.13	$10.00
Income (loss) from investment operations
Net investment loss (d)	$(0.04)	$(0.07)	$(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency	0.35	(0.08)	0.19
Total from investment operations	$0.31	$(0.15)	$0.15
Less distributions declared to shareholders
From net investment income	$—	$—	$(0.02)
From net realized gain on investments	(0.25)	(0.06)	—
From tax return of capital	—	—	(0.00	)(w)
Total distributions declared to shareholders	$(0.25)	$(0.06)	$(0.02)
Net asset value, end of period (x)	$9.98	$9.92	$10.13
Total return (%) (r)(s)(x)	3.30	(1.48)	1.55	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.90	1.74	2.22	(a)
Expenses after expense reductions (f)(h)	1.66	1.66	1.66	(a)
Net investment loss	(0.42)	(0.71)	(0.40	)(a)
Portfolio turnover	5	26	0	(n)(u)
Net assets at end of period (000 omitted)	$52	$50	$102

See Notes to Financial Statements

20

Financial Highlights – continued

Class R2	Years ended 5/31		Period ended 5/31/15 (c)
	2017	2016
Net asset value, beginning of period	$10.00	$10.15	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.01	$(0.02)	$0.01
Net realized and unrealized gain (loss) on investments and foreign currency	0.35	(0.07)	0.19
Total from investment operations	$0.36	$(0.09)	$0.20
Less distributions declared to shareholders
From net investment income	$—	$—	$(0.05)
From net realized gain on investments	(0.25)	(0.06)	—
From tax return of capital	—	—	(0.00	)(w)
Total distributions declared to shareholders	$(0.25)	$(0.06)	$(0.05)
Net asset value, end of period (x)	$10.11	$10.00	$10.15
Total return (%) (r)(s)(x)	3.78	(0.89)	2.01	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.40	1.24	1.72	(a)
Expenses after expense reductions (f)(h)	1.16	1.16	1.16	(a)
Net investment income (loss)	0.08	(0.22)	0.10	(a)
Portfolio turnover	5	26	0	(n)(u)
Net assets at end of period (000 omitted)	$52	$50	$102

See Notes to Financial Statements

21

Financial Highlights – continued

Class R3	Years ended 5/31		Period ended 5/31/15 (c)
	2017	2016
Net asset value, beginning of period	$10.01	$10.16	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.03	$0.00 (w)	$0.03
Net realized and unrealized gain (loss) on investments and foreign currency	0.36	(0.07)	0.19
Total from investment operations	$0.39	$(0.07)	$0.22
Less distributions declared to shareholders
From net investment income	$—	$(0.02)	$(0.06)
From net realized gain on investments	(0.25)	(0.06)	—
From tax return of capital	—	—	(0.00	)(w)
Total distributions declared to shareholders	$(0.25)	$(0.08)	$(0.06)
Net asset value, end of period (x)	$10.15	$10.01	$10.16
Total return (%) (r)(s)(x)	4.08	(0.74)	2.24	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.15	0.99	1.47	(a)
Expenses after expense reductions (f)(h)	0.91	0.91	0.91	(a)
Net investment income	0.33	0.03	0.35	(a)
Portfolio turnover	5	26	0	(n)(u)
Net assets at end of period (000 omitted)	$52	$50	$102

See Notes to Financial Statements

22

Financial Highlights – continued

Class R4	Years ended 5/31		Period ended 5/31/15 (c)
	2017	2016
Net asset value, beginning of period	$10.00	$10.17	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.06	$0.03	$0.06
Net realized and unrealized gain (loss) on investments and foreign currency	0.36	(0.08)	0.19
Total from investment operations	$0.42	$(0.05)	$0.25
Less distributions declared to shareholders
From net investment income	$—	$(0.06)	$(0.08)
From net realized gain on investments	(0.25)	(0.06)	—
From tax return of capital	—	—	(0.00	)(w)
Total distributions declared to shareholders	$(0.25)	$(0.12)	$(0.08)
Net asset value, end of period (x)	$10.17	$10.00	$10.17
Total return (%) (r)(s)(x)	4.39	(0.51)	2.47	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.90	0.74	1.22	(a)
Expenses after expense reductions (f)(h)	0.66	0.66	0.66	(a)
Net investment income	0.58	0.28	0.60	(a)
Portfolio turnover	5	26	0	(n)(u)
Net assets at end of period (000 omitted)	$53	$50	$102

(a)	Annualized.
(c)	For the period from the commencement of the fund’s investment operations, June 27, 2014, through the stated period end.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(h)	In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying affiliated funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund. Because the underlying affiliated funds have varied expense and fee levels and the fund may own different proportions of the underlying affiliated funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(u)	Portfolio turnover is less than 1%.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

23

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Managed Wealth Fund (the fund) is a diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in derivatives as part of its principal investment strategy. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying indicators on which the derivative is based. The fund is a “fund of funds”, which invests the majority of its assets in other MFS mutual funds (underlying funds), which may have different fiscal year ends than the fund. The underlying funds, in turn, may engage in a number of investment techniques and practices, which involve certain risks. Certain underlying funds can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

The accounting policies of the underlying funds in which the fund invests are outlined in the underlying funds’ shareholder reports, which are available without charge by calling 1-800-225-2606, at mfs.com and on the Securities and Exchange Commission (SEC) web site at http://www.sec.gov or at the SEC’s public reference room in Washington, D.C. The underlying funds’ shareholder reports are not covered by this report.

The investment objective of each of the underlying funds held by the fund May 31, 2017 was to seek capital appreciation.

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduces two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impacts of the Rule, management believes

24

Notes to Financial Statements – continued

that many of the Regulation S-X amendments are consistent with the fund’s current financial statement presentation and expects that the fund will be able to comply with the Rule’s Regulation S-X amendments by the August 1, 2017 compliance date.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Open-end investment companies (underlying funds) are generally valued at their net asset value per share. The investments of underlying funds managed by the adviser are valued as described below. For purposes of this policy disclosure, “fund” also refers to the underlying funds in which the fund-of-funds invests.

Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values

25

Notes to Financial Statements – continued

of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not

26

Notes to Financial Statements – continued

reflected in total investments, such as futures contracts. The following is a summary of the levels used as of May 31, 2017 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$46,930	$5,760	$—	$52,690
Mutual Funds	23,306,812	—	—	23,306,812
Total Investments	$23,353,742	$5,760	$—	$23,359,502

Other Financial Instruments
Futures Contracts – Assets	$72,478	$—	$—	$72,478
Futures Contracts – Liabilities	(636,493)	—	—	(636,493)

For further information regarding security characteristics, see the Portfolio of Investments. Please refer to the underlying funds’ shareholder reports for further information regarding the level used in valuing the underlying funds’ assets or liabilities.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were purchased options and futures contracts. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at May 31, 2017 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Equity	Equity Futures	$72,478	$(636,493)
Equity	Purchased Equity Options	52,690	—
Total		$125,168	$(636,493)

(a)	The value of purchased options outstanding is included in total investments, at value, within the fund’s Statement of Assets and Liabilities. The value of futures contracts includes cumulative appreciation (depreciation) as reported in the fund’s Portfolio of Investments. Only the current day net variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

27

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended May 31, 2017 as reported in the Statement of Operations:

Risk	Futures Contracts	Investments (Purchased Options)
Equity	$(5,378,108)	$(771,868)

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended May 31, 2017 as reported in the Statement of Operations:

Risk	Futures Contracts	Investments (Purchased Options)
Equity	$692,789	$203,125

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the clearing broker and the clearing house for cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options). For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Restricted cash” or “Deposits with brokers.” Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

28

Notes to Financial Statements – continued

The following table presents the fund’s derivative assets and liabilities (by type) on a gross basis as of May 31, 2017:

Gross Amounts of:	Derivative Assets	Derivative Liabilities
Futures Contracts (a)	$—	$(1,280)
Purchased Options	52,690	—
Total Gross Amount of Derivative Assets and Liabilities Presented in the Statement of Assets & Liabilities	$52,690	$(1,280)
Less: Derivatives Assets and Liabilities Not Subject to a Master Netting Agreement or Similar Arrangement	52,690	(1,280)
Total Gross Amount of Derivative Assets and Liabilities Subject to a Master Netting Agreement or Similar Arrangement	$—	$—

(a)	The amount presented here represents the fund’s current day net variation margin for futures contracts. This amount, which is recognized within the fund’s Statement of Assets and Liabilities, differs from the fair value of the futures contracts which is presented in the tables that follow the fund’s Portfolio of Investments.

Purchased Options – The fund purchased call and put options for a premium. Purchased call and put options entitle the holder to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or increase the fund’s exposure to an underlying instrument. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund’s exposure to an underlying instrument.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument purchased. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

Whether or not the option is exercised, the fund’s maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency

29

Notes to Financial Statements – continued

exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on an accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Distributions of income and capital gains from the underlying funds are recorded on the ex-dividend date. Recognition of net investment income by the fund is affected by the timing of the declaration of distributions by the underlying funds in which the fund invests. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

The fund and/or the underlying funds may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and

30

Notes to Financial Statements – continued

state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals and derivative transactions.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 5/31/17	Year ended 5/31/16
Ordinary income (including any short-term capital gains)	$4,747	$360,646
Long-term capital gain	1,395,357	395,826
Total distributions	$1,400,104	$756,472

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 5/31/17
Cost of investments	$20,455,782
Gross appreciation	2,953,202
Gross depreciation	(49,482)
Net unrealized appreciation (depreciation)	$2,903,720
Undistributed ordinary income	191,783
Capital loss carryforwards	(3,695,820)
Other temporary differences	49,482

As of May 31, 2017 the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:

Short-Term	$(3,156,682)
Long-Term	(539,138)
Total	$(3,695,820)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to

31

Notes to Financial Statements – continued

shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares, approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 5/31/17	Year ended 5/31/16	Year ended 5/31/17	Year ended 5/31/16
Class A	$—	$22,182	$160,265	$26,850
Class B	—	—	1,757	363
Class C	—	2,441	93,309	16,234
Class I	—	336,518	1,139,635	350,308
Class R1	—	—	1,287	304
Class R2	—	—	1,283	303
Class R3	—	76	1,282	302
Class R4	—	290	1,286	301
Total	$—	$361,507	$1,400,104	$394,965

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.35% of the fund’s average daily net assets.

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended May 31, 2017, this management fee reduction amounted to $3,690 which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended May 31, 2017, was equivalent to an annual effective rate of 0.34% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses (such as fees and expenses associated with investments in investment companies and other similar investment vehicles), such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Class A	Class B	Class C	Class I	Class R1	Class R2	Class R3	Class R4
0.91%	1.66%	1.66%	0.66%	1.66%	1.16%	0.91%	0.66%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until September 30, 2018. For the year ended May 31, 2017, this reduction amounted to $102,850 and is included in the reduction of total expenses in the Statement of Operations.

32

Notes to Financial Statements – continued

In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $141 for the year ended May 31, 2017, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.17%	$15,195
Class B	0.75%	0.25%	1.00%	1.00%	681
Class C	0.75%	0.25%	1.00%	1.00%	30,840
Class R1	0.75%	0.25%	1.00%	1.00%	500
Class R2	0.25%	0.25%	0.50%	0.50%	252
Class R3	—	0.25%	0.25%	0.25%	126
Total Distribution and Service Fees					$47,594

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended May 31, 2017 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended May 31, 2017, this rebate amounted to $4,912 for Class A and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended May 31, 2017 were as follows:

Amount
Class A	$2
Class B	—
Class C	1,500

33

Notes to Financial Statements – continued

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended May 31, 2017, the fee was $1,507, which equated to 0.0029% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended May 31, 2017, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $24,167.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund pays an annual fixed amount of $17,500, plus a fee based on average daily net assets. The administrative services fee incurred for the year ended May 31, 2017 was equivalent to an annual effective rate of 0.0354% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended May 31, 2017, the fee paid by the fund under this agreement was $103 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

34

Notes to Financial Statements – continued

MFS purchased the following shares of the fund for the amounts and dates noted below:

Date	Share Class	Shares	Amount
6/02/15	Class I	186,837	$1,900,128
6/04/15	Class I	39,496	401,675
6/05/15	Class I	20,174	204,565
6/08/15	Class I	25,052	253,780
6/09/15	Class I	25,410	257,403
6/10/15	Class I	1,472,031	15,000,000
3/16/16	Class I	85,316	842,925

MFS redeemed the following shares of the fund for the amounts and dates noted below:

Date	Share Class	Shares	Amount
9/09/15	Class A	10,072	$100,519
9/09/15	Class B	5,004	49,640
9/09/15	Class C	5,022	49,617
9/09/15	Class R1	5,004	49,640
9/09/15	Class R2	5,045	50,198
9/09/15	Class R3	5,068	50,528
9/09/15	Class R4	5,090	50,849
1/11/16	Class I	715,015	7,000,000
1/19/16	Class I	612,870	6,000,000
6/07/16	Class I	299,103	3,000,000
6/08/16	Class I	298,805	3,000,000
5/10/17	Class I	994,036	10,000,000
5/17/17	Class I	991,080	10,000,000

At May 31, 2017, MFS held approximately 84%, 100%, 100%, 100%, and 100% of the outstanding shares of Class B, Class R1, Class R2, Class R3, and Class R4, respectively.

(4) Portfolio Securities

For the year ended May 31, 2017, purchases and sales of shares of underlying funds aggregated $2,106,531 and $43,426,092, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 5/31/17		Year ended 5/31/16
	Shares	Amount	Shares	Amount
Shares sold
Class A	111,165	$1,112,580	513,125	$5,132,694
Class B	61	600	1,290	12,768
Class C	10,686	105,144	287,032	2,853,634
Class I	430,314	4,285,082	4,231,294	42,647,783
	552,226	$5,503,406	5,032,741	$50,646,879

35

Notes to Financial Statements – continued

	Year ended 5/31/17		Year ended 5/31/16
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	16,660	$160,265	4,884	$49,032
Class B	185	1,757	36	363
Class C	9,874	93,309	1,877	18,675
Class I	109,711	1,057,610	67,198	674,669
Class R1	136	1,287	30	304
Class R2	134	1,283	30	303
Class R3	133	1,282	38	378
Class R4	133	1,286	59	591
	136,966	$1,318,079	74,152	$744,315

Shares reacquired
Class A	(282,450)	$(2,771,199)	(123,940)	$(1,234,300)
Class B	(951)	(9,440)	(5,455)	(54,128)
Class C	(218,905)	(2,102,861)	(17,723)	(174,771)
Class I	(3,924,006)	(39,193,228)	(2,470,234)	(24,437,510)
Class R1	—	—	(5,004)	(49,640)
Class R2	—	—	(5,045)	(50,198)
Class R3	—	—	(5,068)	(50,528)
Class R4	—	—	(5,090)	(50,849)
	(4,426,312)	$(44,076,728)	(2,637,559)	$(26,101,924)

Net change
Class A	(154,625)	$(1,498,354)	394,069	$3,947,426
Class B	(705)	(7,083)	(4,129)	(40,997)
Class C	(198,345)	(1,904,408)	271,186	2,697,538
Class I	(3,383,981)	(33,850,536)	1,828,258	18,884,942
Class R1	136	1,287	(4,974)	(49,336)
Class R2	134	1,283	(5,015)	(49,895)
Class R3	133	1,282	(5,030)	(50,150)
Class R4	133	1,286	(5,031)	(50,258)
	(3,737,120)	$(37,255,243)	2,469,334	$25,289,270

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to

36

Notes to Financial Statements – continued

each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended May 31, 2017, the fund’s commitment fee and interest expense were $410 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Affiliated Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Growth Fund	249,280	10,449	(177,324)	82,405
MFS Institutional International Equity Fund	906,083	61,372	(669,025)	298,430
MFS Institutional Money Market Portfolio	3,784,529	48,863,811	(50,892,001)	1,756,339
MFS Value Fund	533,766	40,028	(386,927)	186,867

Underlying Affiliated Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Growth Fund	$1,478,482	$255,222	$18,900	$7,263,962
MFS Institutional International Equity Fund	(257,315)	—	290,436	7,129,495
MFS Institutional Money Market Portfolio	(145)	—	14,619	1,756,339
MFS Value Fund	783,483	287,057	348,650	7,157,016

	$2,004,505	$542,279	$672,605	$23,306,812

37

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust X and Shareholders of MFS Managed Wealth Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Managed Wealth Fund (the Fund) (one of the series constituting the MFS Series Trust X) as of May 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2017, by correspondence with the transfer agent and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Managed Wealth Fund (one of the series constituting the MFS Series Trust X) at May 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

July 14, 2017

38

RESULTS OF SHAREHOLDER MEETING

(unaudited)

At a special meeting of shareholders of MFS Series Trust X, which was held on March 23, 2017, the following action was taken:

Item 1: To elect the following individuals as Trustees:

	Number of Dollars
Nominee	For	Withheld Authority
Steven E. Buller	47,079,841,296.441	543,077,753.583
John A. Caroselli	47,079,263,500.928	543,655,575.185
Maureen R. Goldfarb	47,079,730,700.440	543,181,611.914
David H. Gunning	46,973,805,216.237	649,457,370.227
Michael Hegarty	46,963,820,909.200	659,098,181.884
John P. Kavanaugh	47,086,401,597.642	536,517,432.631
Robert J. Manning	46,927,144,555.187	695,767,735.086
Clarence Otis, Jr.	47,049,690,674.050	573,228,402.063
Maryanne L. Roepke	47,108,547,219.521	514,365,128.003
Robin A. Stelmach	47,016,854,425.599	606,057,854.004
Laurie J. Thomsen	47,030,508,189.274	592,404,165.359

39

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of July 1, 2017, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 53)	Trustee	February 2004	136	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A
Robin A. Stelmach (k) (age 55)	Trustee	January 2014	136	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 75)	Trustee and Chair of Trustees	January 2004	136	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman (until 2013)

40

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships (j)
Steven E. Buller (age 65)	Trustee	February 2014	136	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A
John A. Caroselli (age 63)	Trustee	March 2017	136	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A
Maureen R. Goldfarb (age 62)	Trustee	January 2009	136	Private investor	N/A
Michael Hegarty (age 72)	Trustee	December 2004	136	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)
John P. Kavanaugh (age 62)	Trustee and Vice Chair of Trustees	January 2009	136	Private investor	N/A
Clarence Otis, Jr. (age 61)	Trustee	March 2017	136	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; Federal Reserve Bank of Atlanta, Director (until 2015)

41

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships (j)
Maryanne L. Roepke (age 61)	Trustee	May 2014	136	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 59)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kino Clark (k) (age 49)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 50)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)
Thomas H. Connors (k) (age 57)	Assistant Secretary and Assistant Clerk	September 2012	136	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)

42

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Ethan D. Corey (k) (age 53)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
David L. DiLorenzo (k) (age 48)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 49)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)
Brian E. Langenfeld (k) (age 44)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Senior Counsel
Susan A. Pereira (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Senior Counsel
Kasey L. Phillips (k) (age 46)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)

43

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Matthew A. Stowe (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Frank L. Tarantino (age 73)	Independent Senior Officer	June 2004	136	Tarantino LLC (provider of compliance services), Principal
Richard S. Weitzel (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2007	136	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Martin J. Wolin (k) (age 49)	Chief Compliance Officer	July 2015	136	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)
James O. Yost (k) (age 57)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

44

Trustees and Officers – continued

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kavanaugh and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Managers
William Adams
Robert Almeida
Mike Roberge
Jim Swanson
Barnaby Wiener

45

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available on mfs.com by following these steps once you have selected “Individual Investor” as your role: (1) Click on the “Individual Investor Home” in the top navigation and then select the “Announcements” option within the “Market Outlooks” drop down, or (2) Click on “Products & Services” and “Mutual Funds” and then choose the fund’s name in the “Select a fund” menu.

46

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2017 income tax forms in January 2018. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $1,535,000 as capital gain dividends paid during the fiscal year.

47

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

48

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

49

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reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

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If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

May 31, 2017

MFS® BLENDED RESEARCH®

GROWTH EQUITY FUND

BRW-ANN

MFS® BLENDED RESEARCH® GROWTH EQUITY FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

Despite policy uncertainty accompanying a new presidential administration in the United States and unease over looming Brexit negotiations, most markets have proved resilient. U.S. share prices have reached new highs, and U.S. bond yields rose on hopes surrounding President Trump’s proposed fiscal policies and indications that the U.S. Federal Reserve will continue to gradually hike interest rates. However, interest rates in most developed markets remain very low, with central banks maintaining accommodative monetary policies in hopes of reinvigorating slow-growing economies and lifting inflation.

Globally, economic growth has shown signs of recovery, led by China, the U.S. and the eurozone. Despite better growth, there are few immediate signs of worrisome inflation, as wage growth remains muted. Emerging market economies are recovering at a somewhat slower pace amid fears that restrictive U.S. trade policies could further hamper the restrained pace of global trade growth. Looking ahead, markets will have to contend with elections in the United Kingdom and Germany in the months ahead, as well as geopolitical hot spots on the Korean peninsula and in the Middle East.

At MFS®, we believe time is an asset. A patient, long-term approach to investing can have a powerful impact on decision making and outcomes. Time arbitrage, as we call it, simply comes down to having the conviction and discipline to allow enough time for good investment ideas to play out. In our view, such an approach, along with the professional guidance of a financial advisor, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

July 14, 2017

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Apple, Inc.	5.4%
Facebook, Inc., “A “	3.8%
Amazon.com, Inc.	3.8%
Microsoft Corp.	3.4%
Comcast Corp., “A”	2.7%
Alphabet, Inc., “C”	2.2%
NVIDIA Corp.	2.0%
Electronic Arts, Inc.	1.9%
Priceline Group, Inc.	1.8%
Alphabet, Inc., “A”	1.8%

Equity sectors
Technology	25.3%
Health Care	15.9%
Leisure	11.3%
Retailing	9.1%
Special Products & Services	7.7%
Consumer Staples	7.6%
Financial Services	6.8%
Industrial Goods & Services	6.1%
Basic Materials	4.1%
Autos & Housing	1.9%
Utilities & Communications	1.6%
Transportation	1.5%
Energy	0.2%

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of May 31, 2017.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended May 31, 2017, Class A shares of the MFS Blended Research Growth Equity Fund (“fund”) provided a total return of 18.05%, at net asset value. This compares with a return of 20.27% for the fund’s benchmark, the Russell 1000® Growth Index.

Market Environment

Global growth improved during much of the reporting period as oil prices recovered from their earlier plunge and fiscal and monetary stimulus from China took hold. Market confidence increased after the US elections in November in anticipation of lower taxes, a lighter regulatory burden and increased infrastructure spending, boosting US equities and bond yields. The US Federal Reserve increased interest rates by 25 basis points at the end of the period, bringing the total number of quarter-percent hikes in the federal funds rate to three since December 2015. Globally, however, central bank policy remained highly accommodative, which forced many government, and even some corporate, bond yields into negative territory during the period. Early in the first half of the period, the United Kingdom voted to leave the European Union (“EU”), beginning a multi-year process of negotiation in order to achieve “Brexit.” While markets initially reacted to the vote with alarm, the spillover to European and emerging market (“EM”) economies was relatively short-lived. Fears of a populist wave in Europe subsided after establishment candidates won the Dutch and French elections.

Headwinds from lower energy and commodity prices abated during the period as stabilizing oil prices helped push energy earnings higher relative to expectations. A sharp rise in the US dollar was an earnings headwind for multinationals, but has since subsided. US consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. Demand for autos reached near-record territory before tapering off at the end of the period, while the housing market continued its recovery. Global trade, which was sluggish early in the period, showed signs of improvement in the period’s second half and EM countries began to show signs of a modest upturn in activity along with adjustment in their external accounts. These improved conditions appeared to have reassured investors and contributed to record inflows into the asset class during July and August as negative yields for an increasing share of developed market bonds drove yield-hungry investors further out on the risk spectrum. Similar investor inflows were experienced in the investment grade and high yield corporate markets. Late in the reporting period, however, new challenges emerged for emerging markets debt as a result of the US presidential election, which raised concerns about the potential for a protectionist turn in US trade policy which could negatively impact EM economies. These concerns, along with rising expectations for US growth, inflation and interest rates, have turned the tables on flows into emerging markets debt. Since the election, flows have reversed. As of the end of the period, the markets seemed to be in “wait-and-see” mode, looking for evidence to either confirm or refute the repricing of risk that has occurred since Election Day.

3

Management Review – continued

Detractors from Performance

Weak stock selection within the health care sector was a primary factor for the fund’s underperformance relative to the Russell® 1000 Growth Index. Within this sector, the fund’s overweight positions in shares of biotech firm Gilead Sciences and healthcare services company Express Scripts held back relative returns.

Security selection in the special products & services sector also weighed on relative performance. Here, overweighting global fleet vehicle fuel card provider FleetCor Technologies hampered relative results as the stock underperformed the benchmark during the reporting period.

Elsewhere, the fund’s overweight holdings of automotive replacement parts distributor AutoZone, apparel retailers Lululemon Athletica (h) and Urban Outfitters, food company J.M. Smucker (b) and casual dining restaurant company Brinker International (h), all dampened relative results. Shares of AutoZone declined as revenues came in softer than expected. Results were negatively impacted by a decrease in ‘do it yourself’ customer traffic due to a delay in the timing of personal tax refunds. Furthermore, the fund’s underweight position in computer and personal electronics maker Apple also held back relative performance. The company reported better-than-expected results, driven primarily by robust growth in iPhone sales which came in ahead of consensus estimates. The company’s Services segment also posted strong revenue growth during the reporting period, which further strengthened the stock.

The fund’s cash and/or cash equivalents position during the period was also a detractor from relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash held back performance versus the benchmark, which has no cash position.

Contributors to Performance

Security selection in the leisure sector benefited relative performance, led by overweight holdings of pizza delivery company Domino’s Pizza, video game maker Electronic Arts and cable services provider Charter Communications. Shares of Domino’s Pizza appreciated during the reporting period as the company posted results which surpassed market estimates, driven by strong growth in same-store sales, which benefited from continued momentum in the company’s new loyalty program. A higher store count and stronger sales in international markets also contributed to the positive results.

Strong security selection in the industrial goods & services sector added to relative performance. Here, an overweight position in equipment rental company United Rentals helped relative returns after the company reported stronger-than-expected earnings and announced plans to acquire aerial equipment company NES Rentals.

Within other sectors, the fund’s overweight positions in computer graphics processors maker NVIDIA and software company Adobe Systems contributed to relative results. Shares of NVIDIA outperformed the benchmark as strong growth in data center sales and continued support from the gaming unit led to earnings results at the upper end of previously given guidance. Underweight positions in global pharmaceutical company

4

Management Review – continued

Bristol Myers Squibb (h) and drugstore retailer CVS Health (h), and holdings of multinational retailer Best Buy (b) and financial services firm Bank of America (b), further supported relative performance.

Respectfully,

Jim Fallon	Matt Krummell	Jonathan Sage	Jed Stocks
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 5/31/17

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

6

Performance Summary – continued

Total Returns through 5/31/17

Average annual without sales charge

Share Class	Class Inception Date	1-yr	Life (t)
A	9/15/15	18.05%	11.98%
B	9/15/15	17.22%	11.17%
C	9/15/15	17.12%	11.11%
I	9/15/15	18.38%	12.26%
R1	9/15/15	17.22%	11.17%
R2	9/15/15	17.77%	11.69%
R3	9/15/15	18.11%	11.99%
R4	9/15/15	18.37%	12.25%
R6 (formerly Class R5)	9/15/15	18.51%	12.33%
Comparative benchmark
Russell 1000® Growth Index (f)		20.27%	15.46%
Average annual with sales charge
A With Initial Sales Charge (5.75%)		11.26%	8.17%
B With CDSC (Declining over six years from 4% to 0%) (v)		13.22%	8.99%
C With CDSC (1% for 12 months) (v)		16.12%	11.11%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition

Russell 1000® Growth Index – constructed to provide a comprehensive barometer for growth securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Growth Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.

7

Performance Summary – continued

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, December 1, 2016 through May 31, 2017

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period December 1, 2016 through May 31, 2017.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/16	Ending Account Value 5/31/17	Expenses Paid During Period (p) 12/01/16-5/31/17
A	Actual	0.74%	$1,000.00	$1,134.04	$3.94
	Hypothetical (h)	0.74%	$1,000.00	$1,021.24	$3.73
B	Actual	1.49%	$1,000.00	$1,130.19	$7.91
	Hypothetical (h)	1.49%	$1,000.00	$1,017.50	$7.49
C	Actual	1.49%	$1,000.00	$1,129.25	$7.91
	Hypothetical (h)	1.49%	$1,000.00	$1,017.50	$7.49
I	Actual	0.49%	$1,000.00	$1,136.19	$2.61
	Hypothetical (h)	0.49%	$1,000.00	$1,022.49	$2.47
R1	Actual	1.49%	$1,000.00	$1,130.19	$7.91
	Hypothetical (h)	1.49%	$1,000.00	$1,017.50	$7.49
R2	Actual	0.99%	$1,000.00	$1,133.46	$5.27
	Hypothetical (h)	0.99%	$1,000.00	$1,020.00	$4.99
R3	Actual	0.74%	$1,000.00	$1,134.64	$3.94
	Hypothetical (h)	0.74%	$1,000.00	$1,021.24	$3.73
R4	Actual	0.49%	$1,000.00	$1,136.10	$2.61
	Hypothetical (h)	0.49%	$1,000.00	$1,022.49	$2.47
R6	Actual	0.42%	$1,000.00	$1,136.33	$2.24
	Hypothetical (h)	0.42%	$1,000.00	$1,022.84	$2.12

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

10

PORTFOLIO OF INVESTMENTS

5/31/17

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 99.1%
Issuer	Shares/Par	Value ($)
Aerospace - 3.9%
Northrop Grumman Corp.	6,801	$1,762,955
Orbital ATK, Inc.	3,837	390,070
Spirit AeroSystems Holdings, Inc., “A”	10,162	553,727
Textron, Inc.	17,219	823,068
United Technologies Corp.	10,667	1,293,694

		$4,823,514
Airlines - 0.5%
Copa Holdings S.A., “A”	5,850	$661,284

Alcoholic Beverages - 0.4%
Constellation Brands, Inc., “A”	2,693	$492,146

Apparel Manufacturers - 0.3%
NIKE, Inc., “B”	7,781	$412,315

Automotive - 0.6%
Lear Corp.	5,130	$764,575

Biotechnology - 5.1%
Alexion Pharmaceuticals, Inc. (a)	7,217	$707,482
Amgen, Inc.	3,921	608,696
Biogen, Inc. (a)	6,918	1,714,073
Celgene Corp. (a)	18,472	2,113,382
Gilead Sciences, Inc.	18,320	1,188,785

		$6,332,418
Broadcasting - 0.5%
Walt Disney Co.	5,305	$572,622

Business Services - 5.9%
Accenture PLC, “A”	13,244	$1,648,481
DXC Technology Co.	15,536	1,204,351
Fidelity National Information Services, Inc.	9,965	855,694
FleetCor Technologies, Inc. (a)	9,694	1,398,747
Global Payments, Inc.	14,163	1,297,472
Total System Services, Inc.	16,545	985,255

		$7,390,000

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Cable TV - 4.4%
Charter Communications, Inc., “A” (a)	6,114	$2,112,692
Comcast Corp., “A”	81,233	3,386,604

		$5,499,296
Chemicals - 1.8%
FMC Corp.	6,857	$516,812
Monsanto Co.	14,454	1,697,189

		$2,214,001
Computer Software - 6.6%
Adobe Systems, Inc. (a)	14,325	$2,032,144
Intuit, Inc.	13,712	1,928,456
Microsoft Corp.	61,550	4,298,652

		$8,259,252
Computer Software - Systems - 7.0%
Apple, Inc.	44,069	$6,731,980
International Business Machines Corp.	2,776	423,701
NCR Corp. (a)	23,643	910,965
NetApp, Inc.	17,675	715,661

		$8,782,307
Construction - 1.3%
Lennox International, Inc.	3,398	$601,786
Owens Corning	10,581	660,254
Sherwin-Williams Co.	1,093	362,625

		$1,624,665
Consumer Products - 1.0%
Estee Lauder Cos., Inc., “A”	12,818	$1,206,687

Consumer Services - 1.8%
Priceline Group, Inc. (a)	1,180	$2,214,966

Containers - 0.7%
Berry Global Group, Inc. (a)	15,399	$892,988

Electrical Equipment - 0.5%
MSC Industrial Direct Co., Inc., “A”	6,932	$581,872

Electronics - 3.0%
NVIDIA Corp.	17,006	$2,454,816
Texas Instruments, Inc.	15,982	1,318,355

		$3,773,171

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Energy - Independent - 0.2%
Parsley Energy, Inc., “A” (a)	8,674	$257,184

Food & Beverages - 3.7%
Archer Daniels Midland Co.	23,792	$989,271
Bunge Ltd.	7,354	588,100
Coca-Cola Co.	1,466	66,659
J.M. Smucker Co.	5,762	736,672
Mondelez International, Inc.	10,863	506,107
PepsiCo, Inc.	5,740	670,834
Tyson Foods, Inc., “A”	19,515	1,118,990

		$4,676,633
Gaming & Lodging - 2.0%
Carnival Corp.	15,899	$1,018,649
International Game Technology PLC	18,409	326,760
Marriott International, Inc., “A”	10,701	1,151,962

		$2,497,371
General Merchandise - 1.1%
Costco Wholesale Corp.	3,425	$617,973
Dollar Tree, Inc. (a)	9,287	721,600

		$1,339,573
Health Maintenance Organizations - 1.8%
Humana Inc.	2,047	$475,436
UnitedHealth Group, Inc.	10,151	1,778,252

		$2,253,688
Insurance - 1.5%
MetLife, Inc.	18,453	$933,537
Prudential Financial, Inc.	8,563	897,831

		$1,831,368
Internet - 7.7%
Alphabet, Inc., “A” (a)	2,224	$2,195,288
Alphabet, Inc., “C” (a)	2,808	2,709,327
Facebook, Inc., “A” (a)	31,428	4,760,085

		$9,664,700
Leisure & Toys - 1.9%
Electronic Arts, Inc. (a)	20,678	$2,343,438

Machinery & Tools - 1.7%
Roper Technologies, Inc.	3,935	$894,032
United Rentals, Inc. (a)	11,958	1,300,193

		$2,194,225

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Major Banks - 1.1%
Bank of America Corp.	64,338	$1,441,815

Medical & Health Technology & Services - 3.0%
Express Scripts Holding Co. (a)	25,283	$1,510,659
HCA Healthcare, Inc. (a)	16,619	1,361,263
McKesson Corp.	5,433	886,068

		$3,757,990
Medical Equipment - 4.0%
Edwards Lifesciences Corp. (a)	15,299	$1,760,456
Hologic, Inc. (a)	18,845	816,177
Medtronic PLC	12,510	1,054,343
Stryker Corp.	6,702	958,118
Thermo Fisher Scientific, Inc.	2,629	454,265

		$5,043,359
Natural Gas - Pipeline - 0.5%
ONEOK, Inc.	11,616	$577,083

Network & Telecom - 0.9%
Cisco Systems, Inc.	35,882	$1,131,359

Other Banks & Diversified Financials - 1.8%
Discover Financial Services	21,522	$1,263,341
Visa, Inc., “A”	10,367	987,250

		$2,250,591
Pharmaceuticals - 1.9%
Eli Lilly & Co.	26,830	$2,134,863
Merck & Co., Inc.	4,729	307,905

		$2,442,768
Railroad & Shipping - 0.8%
Union Pacific Corp.	9,167	$1,011,120

Real Estate - 2.4%
Alexandria Real Estate Equities, Inc., REIT	10,680	$1,246,142
Equity Lifestyle Properties, Inc., REIT	6,496	548,262
Public Storage, Inc., REIT	1,696	365,234
Simon Property Group, Inc., REIT	5,763	888,943

		$3,048,581
Restaurants - 2.6%
Domino’s Pizza, Inc.	9,109	$1,928,558
Starbucks Corp.	20,666	1,314,564

		$3,243,122

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Specialty Chemicals - 1.6%
Air Products & Chemicals, Inc.	7,315	$1,053,799
Univar, Inc. (a)	30,070	914,729

		$1,968,528
Specialty Stores - 7.7%
Amazon.com, Inc. (a)	4,723	$4,697,590
AutoZone, Inc. (a)	2,341	1,418,459
Best Buy Co., Inc.	25,724	1,527,748
Home Depot, Inc.	5,264	808,077
Ross Stores, Inc.	11,308	722,807
Urban Outfitters, Inc. (a)	24,051	453,843

		$9,628,524
Telephone Services - 0.8%
Verizon Communications, Inc.	21,007	$979,766

Tobacco - 2.5%
Altria Group, Inc.	24,075	$1,816,218
Philip Morris International, Inc.	10,528	1,261,254

		$3,077,472
Trucking - 0.2%
FedEx Corp.	1,292	$250,441

Utilities - Electric Power - 0.4%
AES Corp.	42,834	$500,301
Total Common Stocks (Identified Cost, $108,457,398)		$123,909,079

Money Market Funds - 1.0%
MFS Institutional Money Market Portfolio, 0.87% (v) (Identified Cost, $1,184,505)	1,184,572	$1,184,572
Total Investments (Identified Cost, $109,641,903)		$125,093,651

Other Assets, Less Liabilities - (0.1)%		(89,927)
Net Assets - 100.0%		$125,003,724

(a)	Non-income producing security.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

PLC	Public Limited Company
REIT	Real Estate Investment Trust

See Notes to Financial Statements

15

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 5/31/17

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments
Non-affiliated issuers, at value (identified cost, $108,457,398)	$123,909,079
Underlying affiliated funds, at value (identified cost, $1,184,505)	1,184,572
Total investments, at value (identified cost, $109,641,903)	125,093,651
Cash	23,975
Receivables for
Fund shares sold	3,131
Dividends	128,843
Receivable from investment adviser	15,824
Other assets	581
Total assets	$125,266,005
Liabilities
Payable for fund shares reacquired	$198,746
Payable to affiliates
Shareholder servicing costs	279
Distribution and service fees	54
Payable for independent Trustees’ compensation	5
Accrued expenses and other liabilities	63,197
Total liabilities	$262,281
Net Assets	$125,003,724
Net assets consist of
Paid-in capital	$109,413,652
Unrealized appreciation (depreciation) on investments	15,451,748
Accumulated net realized gain (loss) on investments	(274,726)
Undistributed net investment income	413,050
Net assets	$125,003,724
Shares of beneficial interest outstanding	10,327,148

16

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$1,317,937	109,171	$12.07
Class B	249,032	20,791	11.98
Class C	158,903	13,270	11.97
Class I	673,329	55,650	12.10
Class R1	175,164	14,626	11.98
Class R2	130,084	10,786	12.06
Class R3	60,689	5,021	12.09
Class R4	60,950	5,036	12.10
Class R6 (formerly Class R5)	122,177,636	10,092,797	12.11

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $12.81 [100 / 94.25 x 12.07]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.

See Notes to Financial Statements

17

Financial Statements

STATEMENT OF OPERATIONS

Year ended 5/31/17

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$1,233,943
Dividends from underlying affiliated funds	5,184
Total investment income	$1,239,127
Expenses
Management fee	354,447
Distribution and service fees	5,326
Shareholder servicing costs	2,389
Administrative services fee	24,869
Independent Trustees’ compensation	2,478
Custodian fee	10,686
Shareholder communications	7,994
Audit and tax fees	52,630
Legal fees	980
Registration fees	117,635
Miscellaneous	16,285
Total expenses	$595,719
Reduction of expenses by investment adviser and distributor	(209,792)
Net expenses	$385,927
Net investment income	$853,200
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investments:
Non-affiliated issuers	$(241,866)
Underlying affliliated funds	(14)
Net realized gain (loss) on investments	$(241,880)
Change in unrealized appreciation (depreciation) on investments	15,334,422
Net realized and unrealized gain (loss) on investments	$15,092,542
Change in net assets from operations	$15,945,742

See Notes to Financial Statements

18

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended	Period ended
	5/31/17	5/31/16 (c)
Change in net assets
From operations
Net investment income	$853,200	$16,401
Net realized gain (loss) on investments	(241,880)	(32,327)
Net unrealized gain (loss) on investments	15,334,422	117,326
Change in net assets from operations	$15,945,742	$101,400
Distributions declared to shareholders
From net investment income	$(450,037)	$(7,009)
From net realized gain on investments	—	(520)
Total distributions declared to shareholders	$(450,037)	$(7,529)
Change in net assets from fund share transactions	$105,636,340	$3,777,808
Total change in net assets	$121,132,045	$3,871,679
Net assets
At beginning of period	3,871,679	—
At end of period (including undistributed net investment income of $413,050 and $9,887, respectively)	$125,003,724	$3,871,679

(c)	For the period from the commencement of the fund’s investment operations, September 15, 2015, through the stated period end.

See Notes to Financial Statements

19

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended	Period ended
	5/31/17	5/31/16 (c)
Net asset value, beginning of period	$10.25	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.08	$0.06
Net realized and unrealized gain (loss) on investments	1.77	0.22
Total from investment operations	$1.85	$0.28
Less distributions declared to shareholders
From net investment income	$(0.03)	$(0.03)
From net realized gain on investments	—	(0.00	)(w)
Total distributions declared to shareholders	$(0.03)	$(0.03)
Net asset value, end of period (x)	$12.07	$10.25
Total return (%) (r)(s)(t)(x)	18.05	2.81	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.47	5.24	(a)
Expenses after expense reductions (f)	0.74	0.69	(a)
Net investment income	0.68	0.82	(a)
Portfolio turnover	57	28	(n)
Net assets at end of period (000 omitted)	$1,318	$352

See Notes to Financial Statements

20

Financial Highlights – continued

Class B	Year ended	Period ended
	5/31/17	5/31/16 (c)
Net asset value, beginning of period	$10.22	$10.00
Income (loss) from investment operations
Net investment loss (d)	$(0.01)	(0.00	)(w)
Net realized and unrealized gain (loss) on investments	1.77	0.22
Total from investment operations	$1.76	$0.22
Less distributions declared to shareholders
From net investment income	$—	(0.00	)(w)
From net realized gain on investments	—	(0.00	)(w)
Total distributions declared to shareholders	$—	$(0.00	)(w)
Net asset value, end of period (x)	$11.98	$10.22
Total return (%) (r)(s)(t)(x)	17.22	2.27	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.42	6.82	(a)
Expenses after expense reductions (f)	1.49	1.46	(a)
Net investment income (loss)	(0.08)	0.01	(a)
Portfolio turnover	57	28	(n)
Net assets at end of period (000 omitted)	$249	$113

Class C	Year ended	Period ended
	5/31/17	5/31/16 (c)
Net asset value, beginning of period	$10.22	$10.00
Income (loss) from investment operations
Net investment loss (d)	$(0.01)	(0.00	)(w)
Net realized and unrealized gain (loss) on investments	1.76	0.22
Total from investment operations	$1.75	$0.22
Less distributions declared to shareholders
From net investment income	$—	(0.00	)(w)
From net realized gain on investments	—	(0.00	)(w)
Total distributions declared to shareholders	$—	$(0.00	)(w)
Net asset value, end of period (x)	$11.97	$10.22
Total return (%) (r)(s)(t)(x)	17.12	2.26	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.41	6.92	(a)
Expenses after expense reductions (f)	1.49	1.46	(a)
Net investment income (loss)	(0.05)	0.02	(a)
Portfolio turnover	57	28	(n)
Net assets at end of period (000 omitted)	$159	$62

See Notes to Financial Statements

21

Financial Highlights – continued

Class I	Year ended	Period ended
	5/31/17	5/31/16 (c)
Net asset value, beginning of period	$10.26	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.10	$0.08
Net realized and unrealized gain (loss) on investments	1.78	0.21
Total from investment operations	$1.88	$0.29
Less distributions declared to shareholders
From net investment income	$(0.04)	$(0.03)
From net realized gain on investments	—	(0.00	)(w)
Total distributions declared to shareholders	$(0.04)	$(0.03)
Net asset value, end of period (x)	$12.10	$10.26
Total return (%) (r)(s)(t)(x)	18.38	2.97	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.32	4.67	(a)
Expenses after expense reductions (f)	0.49	0.46	(a)
Net investment income	0.91	1.06	(a)
Portfolio turnover	57	28	(n)
Net assets at end of period (000 omitted)	$673	$286

Class R1	Year ended	Period ended
	5/31/17	5/31/16 (c)
Net asset value, beginning of period	$10.22	$10.00
Income (loss) from investment operations
Net investment loss (d)	$(0.01)	(0.00	)(w)
Net realized and unrealized gain (loss) on investments	1.77	0.22
Total from investment operations	$1.76	$0.22
Less distributions declared to shareholders
From net investment income	$—	(0.00	)(w)
From net realized gain on investments	—	(0.00	)(w)
Total distributions declared to shareholders	$—	$(0.00	)(w)
Net asset value, end of period (x)	$11.98	$10.22
Total return (%) (r)(s)(t)(x)	17.22	2.26	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.49	7.04	(a)
Expenses after expense reductions (f)	1.49	1.46	(a)
Net investment income (loss)	(0.05)	0.01	(a)
Portfolio turnover	57	28	(n)
Net assets at end of period (000 omitted)	$175	$51

See Notes to Financial Statements

22

Financial Highlights – continued

Class R2	Year ended	Period ended
	5/31/17	5/31/16 (c)
Net asset value, beginning of period	$10.24	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.05	$0.04
Net realized and unrealized gain (loss) on investments	1.77	0.22
Total from investment operations	$1.82	$0.26
Less distributions declared to shareholders
From net investment income	$—	$(0.02)
From net realized gain on investments	—	(0.00	)(w)
Total distributions declared to shareholders	$—	$(0.02)
Net asset value, end of period (x)	$12.06	$10.24
Total return (%) (r)(s)(t)(x)	17.77	2.61	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.02	6.54	(a)
Expenses after expense reductions (f)	0.99	0.96	(a)
Net investment income	0.44	0.51	(a)
Portfolio turnover	57	28	(n)
Net assets at end of period (000 omitted)	$130	$51

Class R3	Year ended	Period ended
	5/31/17	5/31/16 (c)
Net asset value, beginning of period	$10.25	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.07	$0.05
Net realized and unrealized gain (loss) on investments	1.79	0.23
Total from investment operations	$1.86	$0.28
Less distributions declared to shareholders
From net investment income	$(0.02)	$(0.03)
From net realized gain on investments	—	(0.00	)(w)
Total distributions declared to shareholders	$(0.02)	$(0.03)
Net asset value, end of period (x)	$12.09	$10.25
Total return (%) (r)(s)(t)(x)	18.11	2.79	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.84	6.29	(a)
Expenses after expense reductions (f)	0.74	0.71	(a)
Net investment income	0.67	0.76	(a)
Portfolio turnover	57	28	(n)
Net assets at end of period (000 omitted)	$61	$51

See Notes to Financial Statements

23

Financial Highlights – continued

Class R4	Year ended	Period ended
	5/31/17	5/31/16 (c)
Net asset value, beginning of period	$10.26	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.10	$0.07
Net realized and unrealized gain (loss) on investments	1.78	0.22
Total from investment operations	$1.88	$0.29
Less distributions declared to shareholders
From net investment income	$(0.04)	$(0.03)
From net realized gain on investments	—	(0.00	)(w)
Total distributions declared to shareholders	$(0.04)	$(0.03)
Net asset value, end of period (x)	$12.10	$10.26
Total return (%) (r)(s)(t)(x)	18.37	2.97	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.58	6.04	(a)
Expenses after expense reductions (f)	0.49	0.46	(a)
Net investment income	0.93	1.01	(a)
Portfolio turnover	57	28	(n)
Net assets at end of period (000 omitted)	$61	$51

Class R6 (formerly Class R5)	Year ended	Period ended
	5/31/17	5/31/16 (c)
Net asset value, beginning of period	$10.26	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.11	$0.07
Net realized and unrealized gain (loss) on investments	1.78	0.22
Total from investment operations	$1.89	$0.29
Less distributions declared to shareholders
From net investment income	$(0.04)	$(0.03)
From net realized gain on investments	—	(0.00	)(w)
Total distributions declared to shareholders	$(0.04)	$(0.03)
Net asset value, end of period (x)	$12.11	$10.26
Total return (%) (r)(s)(t)(x)	18.51	2.97	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.65	5.80	(a)
Expenses after expense reductions (f)	0.43	0.45	(a)
Net investment income	0.97	1.01	(a)
Portfolio turnover	57	28	(n)
Net assets at end of period (000 omitted)	$122,177	$2,853

See Notes to Financial Statements

24

Financial Highlights – continued

(a)	Annualized.
(c)	For the period from the commencement of the fund’s investment operations, September 15, 2015, through the stated period end.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

25

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Blended Research Growth Equity Fund (the fund) is a diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduces two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impacts of the Rule, management believes that many of the Regulation S-X amendments are consistent with the fund’s current financial statement presentation and expects that the fund will be able to comply with the Rule’s Regulation S-X amendments by the August 1, 2017 compliance date.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid

26

Notes to Financial Statements – continued

quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of

27

Notes to Financial Statements – continued

input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of May 31, 2017 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$123,909,079	$—	$—	$123,909,079
Mutual Funds	1,184,572	—	—	1,184,572
Total Investments	$125,093,651	$—	$—	$125,093,651

For further information regarding security characteristics, see the Portfolio of Investments.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries

28

Notes to Financial Statements – continued

in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 5/31/17	Period ended 5/31/16 (c)
Ordinary income (including any short-term capital gains)	$450,037	$7,529

(c)	For the period from the commencement of the fund’s investment operations, September 15, 2015, through the stated period end.

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 5/31/17
Cost of investments	$109,791,616
Gross appreciation	18,280,289
Gross depreciation	(2,978,254)
Net unrealized appreciation (depreciation)	$15,302,035
Undistributed ordinary income	413,050
Capital loss carryforwards	(125,013)

As of May 31, 2017, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:

Short-Term	$(118,728)
Long-Term	(6,285)
Total	$(125,013)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss) and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared

29

Notes to Financial Statements – continued

separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 5/31/17	Period ended 5/31/16 (c)	Year ended 5/31/17	Period ended 5/31/16 (c)
Class A	$1,674	$253	$—	$20
Class B	—	27	—	13
Class C	—	21	—	12
Class I	1,615	185	—	13
Class R1	—	19	—	11
Class R2	—	94	—	12
Class R3	76	131	—	11
Class R4	204	168	—	12
Class R6 (formerly Class R5)	446,468	6,111	—	416
Total	$450,037	$7,009	$—	$520

Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.

(c)	For the period from the commencement of the fund’s investment operations, September 15, 2015, through the stated period end.

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.40%
Next $1.5 billion of average daily net assets	0.375%
Average daily net assets in excess of $2.5 billion	0.35%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended May 31, 2017, this management fee reduction amounted to $6,592, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended May 31, 2017 was equivalent to an annual effective rate of 0.39% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating

30

Notes to Financial Statements – continued

expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes
A	B	C	I	R1	R2	R3	R4	R6 (formerly Class R5)
0.74%	1.49%	1.49%	0.49%	1.49%	0.99%	0.74%	0.49%	0.45%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until September 30, 2018. For the year ended May 31, 2017, this reduction amounted to $203,177, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $3,588 for the year ended May 31, 2017, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$1,712
Class B	0.75%	0.25%	1.00%	1.00%	1,740
Class C	0.75%	0.25%	1.00%	1.00%	840
Class R1	0.75%	0.25%	1.00%	1.00%	605
Class R2	0.25%	0.25%	0.50%	0.50%	292
Class R3	—	0.25%	0.25%	0.25%	137
Total Distribution and Service Fees					$5,326

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended May 31, 2017 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended May 31, 2017, this rebate amounted to $23 for Class A and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder

31

Notes to Financial Statements – continued

redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended May 31, 2017, were as follows:

Amount
Class A	$26
Class B	41
Class C	20

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended May 31, 2017, the fee was $576, which equated to 0.0006% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended May 31, 2017, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $1,813.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended May 31, 2017 was equivalent to an annual effective rate of 0.0281% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended May 31, 2017, the fee paid by the fund under this agreement was $153 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

32

Notes to Financial Statements – continued

On September 14, 2015, MFS purchased 180,000 shares of Class R5 and 5,000 shares each of Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3, and Class R4 for an aggregate amount of $2,200,000 as an initial investment in the fund.

On March 16, 2016, MFS redeemed 165 shares of Class I for an aggregate amount of $1,916.

On September 22, 2016, MFS redeemed 172,736 shares of Class R6 for an aggregate amount of $1,850,000.

At May 31, 2017, MFS held approximately 100% of the outstanding shares each of Class R3 and Class R4.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. Under this policy, cross-trades are effected at current market prices with no remuneration paid in connection with the transaction. During the year ended May 31, 2017, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $7,319,387 and $408,965, respectively. The sales transactions resulted in net realized gains (losses) of $(7,140).

(4) Portfolio Securities

For the year ended May 31, 2017, purchases and sales of investments, other than short-term obligations, aggregated $155,042,846 and $50,019,118, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 5/31/17		Period ended 5/31/16 (c)
	Shares	Amount	Shares	Amount
Shares sold
Class A	85,732	$956,562	35,343	$349,579
Class B	9,961	108,921	11,060	110,918
Class C	9,827	112,586	6,158	61,250
Class I	37,960	414,394	27,853	269,760
Class R1	9,623	113,646	5,000	50,000
Class R2	5,776	68,667	5,000	49,999
Class R3	—	—	5,000	50,001
Class R4	—	—	5,000	50,000
Class R6 (formerly Class R5)	11,203,051	119,625,107	277,457	2,790,000
	11,361,930	$121,399,883	377,871	$3,781,507

33

Notes to Financial Statements – continued

	Year ended 5/31/17		Period ended 5/31/16 (c)
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	153	$1,674	27	$273
Class B	—	—	4	40
Class C	—	—	3	33
Class I	147	1,615	20	198
Class R1	—	—	3	30
Class R2	—	—	10	106
Class R3	7	76	14	142
Class R4	18	204	18	180
Class R6 (formerly Class R5)	40,736	446,468	646	6,527
	41,061	$450,037	745	$7,529

Shares reacquired
Class A	(11,100)	$(123,078)	(984)	$(10,041)
Class B	(234)	(2,591)	—	—
Class C	(2,591)	(29,597)	(127)	(1,177)
Class I	(10,329)	(112,509)	(1)	(10)
Class R6 (formerly Class R5)	(1,429,093)	(15,945,805)	—	—
	(1,453,347)	$(16,213,580)	(1,112)	$(11,228)

Net change
Class A	74,785	$835,158	34,386	$339,811
Class B	9,727	106,330	11,064	110,958
Class C	7,236	82,989	6,034	60,106
Class I	27,778	$303,500	27,872	$269,948
Class R1	9,623	113,646	5,003	50,030
Class R2	5,776	68,667	5,010	50,105
Class R3	7	76	5,014	50,143
Class R4	18	204	5,018	50,180
Class R6 (formerly Class R5)	9,814,694	104,125,770	278,103	2,796,527
	9,949,644	$105,636,340	377,504	$3,777,808
Effective August 26,2016, Class R5 shares were renamed Class R6 shares.

(c)	For period from the commencement of the fund’s investment operations, September 15, 2015 through the stated period end.

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Lifetime 2030 Fund, the MFS Lifetime 2040 Fund, the MFS Lifetime Income Fund, the MFS Lifetime 2020 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2045 Fund, and the MFS Lifetime 2055 Fund were the owners of record of approximately 22%, 20%, 10%, 9%, 9%, 8%, 7%, 7%, and 2%, respectively, of the value of outstanding voting shares of the fund. In addition the MFS

34

Notes to Financial Statements – continued

Lifetime 2060 Fund was the owner of record of less than 1% of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended May 31, 2017, the fund’s commitment fee and interest expense were $538 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	150,503	22,288,236	(21,254,167)	1,184,572

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$(14)	$—	$5,184	$1,184,572

35

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust X and the Shareholders of MFS Blended Research Growth Equity Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Blended Research Growth Equity Fund (one of the series of MFS Series Trust X) (the “Fund”) as of May 31, 2017, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period from September 15, 2015 (the commencement of the Fund’s investment operations) through May 31, 2016. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2017, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Blended Research Growth Equity Fund as of May 31, 2017, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period from September 15, 2015 (the commencement of the Fund’s investment operations) through May 31, 2016, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

July 14, 2017

36

RESULTS OF SHAREHOLDER MEETING

(unaudited)

At a special meeting of shareholders of MFS Series Trust X, which was held on March 23, 2017, the following action was taken:

Item 1: To elect the following individuals as Trustees:

	Number of Shares
Nominee	For	Withheld Authority
Steven E. Buller	47,079,841,296.441	543,077,753.583
John A. Caroselli	47,079,263,500.928	543,655,575.185
Maureen R. Goldfarb	47,079,730,700.440	543,181,611.914
David H. Gunning	46,973,805,216.237	649,457,370.227
Michael Hegarty	46,963,820,909.200	659,098,181.884
John P. Kavanaugh	47,086,401,597.642	536,517,432.631
Robert J. Manning	46,927,144,555.187	695,767,735.086
Clarence Otis, Jr.	47,049,690,674.050	573,228,402.063
Maryanne L. Roepke	47,108,547,219.521	514,365,128.003
Robin A. Stelmach	47,016,854,425.599	606,057,854.004
Laurie J. Thomsen	47,030,508,189.274	592,404,165.359

37

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of July 1, 2017, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 53)	Trustee	February 2004	136	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A
Robin A. Stelmach (k) (age 55)	Trustee	January 2014	136	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 75)	Trustee and Chair of Trustees	January 2004	136	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman (until 2013)

38

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships (j)
Steven E. Buller (age 65)	Trustee	February 2014	136	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A
John A. Caroselli (age 63)	Trustee	March 2017	136	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A
Maureen R. Goldfarb (age 62)	Trustee	January 2009	136	Private investor	N/A
Michael Hegarty (age 72)	Trustee	December 2004	136	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)
John P. Kavanaugh (age 62)	Trustee and Vice Chair of Trustees	January 2009	136	Private investor	N/A
Clarence Otis, Jr. (age 61)	Trustee	March 2017	136	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; Federal Reserve Bank of Atlanta, Director (until 2015)

39

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships (j)
Maryanne L. Roepke (age 61)	Trustee	May 2014	136	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 59)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kino Clark (k) (age 49)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 50)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)
Thomas H. Connors (k) (age 57)	Assistant Secretary and Assistant Clerk	September 2012	136	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)

40

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Ethan D. Corey (k) (age 53)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
David L. DiLorenzo (k) (age 48)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 49)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)
Brian E. Langenfeld (k) (age 44)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Senior Counsel
Susan A. Pereira (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Senior Counsel
Kasey L. Phillips (k) (age 46)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)

41

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Matthew A. Stowe (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Frank L. Tarantino (age 73)	Independent Senior Officer	June 2004	136	Tarantino LLC (provider of compliance services), Principal
Richard S. Weitzel (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2007	136	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Martin J. Wolin (k) (age 49)	Chief Compliance Officer	July 2015	136	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)
James O. Yost (k) (age 57)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

42

Trustees and Officers – continued

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kavanaugh and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers
Jim Fallon
Matt Krummell
Jonathan Sage
Jed Stocks

43

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available on mfs.com by following these steps once you have selected “Individual Investor” as your role: (1) Click on the “Individual Investor Home” in the top navigation and then select the “Announcements” option within the “Market Outlooks” drop down, or (2) Click on “Products & Services” and “Mutual Funds” and then choose the fund’s name in the “Select a fund” menu.

44

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2017 income tax forms in January 2018. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

45

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

46

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

47

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reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

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1. Go to mfs.com.

2. Log in via MFS® Access.

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If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

May 31, 2017

MFS® BLENDED RESEARCH® SMALL CAP EQUITY FUND

BRS-ANN

MFS® BLENDED RESEARCH® SMALL CAP EQUITY FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

Despite policy uncertainty accompanying a new presidential administration in the United States and unease over looming Brexit negotiations, most markets have proved resilient. U.S. share prices have reached new highs, and U.S. bond yields rose on hopes surrounding President Trump’s proposed fiscal policies and indications that the U.S. Federal Reserve will continue to gradually hike interest rates. However, interest rates in most developed markets remain very low, with central banks maintaining accommodative monetary policies in hopes of reinvigorating slow-growing economies and lifting inflation.

Globally, economic growth has shown signs of recovery, led by China, the U.S. and the eurozone. Despite better growth, there are few immediate signs of worrisome inflation, as wage growth remains muted. Emerging market economies are recovering at a somewhat slower pace amid fears that restrictive U.S. trade policies could further hamper the restrained pace of global trade growth. Looking ahead, markets will have to contend with elections in the United Kingdom and Germany in the months ahead, as well as geopolitical hot spots on the Korean peninsula and in the Middle East.

At MFS®, we believe time is an asset. A patient, long-term approach to investing can have a powerful impact on decision making and outcomes. Time arbitrage, as we call it, simply comes down to having the conviction and discipline to allow enough time for good investment ideas to play out. In our view, such an approach, along with the professional guidance of a financial advisor, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

July 14, 2017

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
East West Bancorp, Inc.	1.7%
OraSure Technologies, Inc.	1.7%
LogMeIn, Inc.	1.7%
Exact Sciences Corp.	1.6%
IPG Photonics Corp.	1.5%
Tech Data Corp.	1.5%
Univar, Inc.	1.5%
Gramercy Property Trust, REIT	1.4%
RE/MAX Holdings, Inc., “A”	1.4%
Paylocity Holding Corp.	1.3%

Equity sectors
Financial Services	25.5%
Technology	17.6%
Health Care	11.3%
Industrial Goods & Services	9.3%
Energy	5.5%
Special Products & Services	5.4%
Basic Materials	5.4%
Leisure	4.6%
Utilities & Communications	4.0%
Retailing	2.7%
Transportation	2.3%
Consumer Staples	1.8%
Autos & Housing	1.6%

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of May 31, 2017.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended May 31, 2017, Class A shares of the MFS Blended Research Small Cap Equity Fund (“fund”) provided a total return of 15.63%, at net asset value. This compares with a return of 20.36% for the fund’s benchmark, the Russell 2000® Index.

Market Environment

Global growth improved during much of the reporting period as oil prices recovered from their earlier plunge and fiscal and monetary stimulus from China took hold. Market confidence increased after the US elections in November in anticipation of lower taxes, a lighter regulatory burden and increased infrastructure spending, boosting US equities and bond yields. The US Federal Reserve increased interest rates by 25 basis points at the end of the period, bringing the total number of quarter-percent hikes in the federal funds rate to three since December 2015. Globally, however, central bank policy remained highly accommodative, which forced many government, and even some corporate, bond yields into negative territory during the period. Early in the first half of the period, the United Kingdom voted to leave the European Union (“EU”), beginning a multi-year process of negotiation in order to achieve “Brexit.” While markets initially reacted to the vote with alarm, the spillover to European and emerging market (“EM”) economies was relatively short-lived. Fears of a populist wave in Europe subsided after establishment candidates won the Dutch and French elections.

Headwinds from lower energy and commodity prices abated during the period as stabilizing oil prices helped push energy earnings higher relative to expectations. A sharp rise in the US dollar was an earnings headwind for multinationals, but has since subsided. US consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. Demand for autos reached near-record territory before tapering off at the end of the period, while the housing market continued its recovery. Global trade, which was sluggish early in the period, showed signs of improvement in the period’s second half and EM countries began to show signs of a modest upturn in activity along with adjustment in their external accounts. These improved conditions appeared to have reassured investors and contributed to record inflows into the asset class during July and August as negative yields for an increasing share of developed market bonds drove yield-hungry investors further out on the risk spectrum. Similar investor inflows were experienced in the investment grade and high yield corporate markets. Late in the reporting period, however, new challenges emerged for emerging markets debt as a result of the US presidential election, which raised concerns about the potential for a protectionist turn in US trade policy which could negatively impact EM economies. These concerns, along with rising expectations for US growth, inflation and interest rates, have turned the tables on flows into emerging markets debt. Since the election, flows have reversed. As of the end of the period, the markets seemed to be in “wait-and-see” mode, looking for evidence to either confirm or refute the repricing of risk that has occurred since Election Day.

3

Management Review – continued

Detractors from Performance

Weak stock selection in the financial services sector was a primary factor for the fund’s underperformance relative to the Russell 2000® Index. Here, the most notable detractors from relative performance included overweight holdings of real estate investment trusts (REITs) Store Capital and Washington Prime Group. Shares of Store Capital declined during the reporting period led by what appeared to have been concerns that one of their largest tenants had filed for Chapter 11 bankruptcy. In addition, higher interest rates weighed on the performance of REITs, which further pressured the stock.

Security selection within the utilities & communications sector also hindered relative performance, led by an overweight position in electric energy provider Dynegy (h), which was negatively impacted by reported earnings that were below consensus estimates.

Within other sectors, the fund’s overweight positions in healthcare company TherapeuticsMD, cybersecurity company SecureWorks, supply chain commerce solution provider Manhattan Associates, therapeutic products developer Acorda Therapeutics and biopharmaceutical company Amag Pharmaceuticals all weighed on relative performance. Holdings of apparel retailer Urban Outfitters (b) and casual dining restaurant company Brinker International (b) further weighed on relative returns. Shares of Urban Outfitters declined as the company posted weaker-than-expected results, owing primarily to lower growth, modest sales and a higher-than-anticipated tax rate.

Contributors to Performance

Stock selection in the industrial goods & services sector contributed to relative performance. Within this sector, an overweight position in infrastructure equipment supplier SPX, and holdings of high-performance laser manufacturer IPG Photonics (b), aided relative performance. Shares of IPG Photonics appreciated during the reporting period as the company released results that were ahead of street estimates. Accelerated materials processing revenue growth, driven by demand for core cutting and welding products, contributed to the strong results.

Favorable stock selection and an overweight position in the technology sector also aided relative performance. Here, the fund’s overweight positions in networking solutions provider Ixia (h), software solutions provider Fleetmatics Group (h) and network traffic product developer Gigamon (h) supported relative returns. Shares of Ixia appreciated after Keysight Technologies announced a definitive signed agreement to acquire the company.

Elsewhere, overweighting shares of oral fluid diagnostic products manufacturer Orasure Technologies, regenerative biomaterials product developer MiMedX Group, molecular diagnostics company Exact Sciences and industrial specialty chemicals distributor Univar all benefited relative returns. Shares of Exact Sciences traded higher after the company pre-announced excellent results and initiated revenue guidance well above consensus estimates. Holdings of retail bakery-cafes operator Panera Bread (b)(h) further supported relative results.

4

Management Review – continued

Respectfully,

Jim Fallon	Matt Krummell	Jonathan Sage	Jed Stocks
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 5/31/17

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

6

Performance Summary – continued

Total Returns through 5/31/17

Average annual without sales charge

Share Class	Class Inception Date	1-yr	Life (t)
A	9/15/15	15.63%	11.31%
B	9/15/15	14.64%	10.40%
C	9/15/15	14.64%	10.43%
I	9/15/15	15.77%	11.54%
R1	9/15/15	14.73%	10.45%
R2	9/15/15	15.29%	10.98%
R3	9/15/15	15.54%	11.23%
R4	9/15/15	15.87%	11.53%
R6 (formerly Class R5)	9/15/15	15.90%	11.55%
529A	7/14/16	N/A	11.47%
529B	7/14/16	N/A	10.67%
529C	7/14/16	N/A	10.68%
Comparative benchmark
Russell 2000® Index (f)		20.36%	12.22%
Average annual with sales charge
A With Initial Sales Charge (5.75%)		8.99%	7.53%
B With CDSC (Declining over six years from 4% to 0%) (v)		10.64%	8.21%
C With CDSC (1% for 12 months) (v)		13.64%	10.43%
529A With Initial Sales Charge (5.75%)		N/A	5.06%
529B With CDSC (Declining over six years from 4% to 0%) (v)		N/A	6.67%
529C With CDSC (1% for 12 months) (v)		N/A	9.68%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. The comparative benchmark performance information provided for the “life” period is from the inception date of the Class A shares. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

7

Performance Summary – continued

Benchmark Definition

Russell 2000® Index – constructed to provide a comprehensive barometer for securities in the small-cap segment of the U.S. equity universe. The index includes 2,000 of the smallest U.S. companies based on total market capitalization, representing approximately 10% of the investable U.S. equity market. The Russell 2000® Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, December 1, 2016 through May 31, 2017

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period December 1, 2016 through May 31, 2017.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/16	Ending Account Value 5/31/17	Expenses Paid During Period (p) 12/01/16-5/31/17
A	Actual	0.95%	$1,000.00	$1,046.26	$4.85
	Hypothetical (h)	0.95%	$1,000.00	$1,020.19	$4.78
B	Actual	1.74%	$1,000.00	$1,041.52	$8.86
	Hypothetical (h)	1.74%	$1,000.00	$1,016.26	$8.75
C	Actual	1.74%	$1,000.00	$1,042.44	$8.86
	Hypothetical (h)	1.74%	$1,000.00	$1,016.26	$8.75
I	Actual	0.74%	$1,000.00	$1,047.64	$3.78
	Hypothetical (h)	0.74%	$1,000.00	$1,021.24	$3.73
R1	Actual	1.74%	$1,000.00	$1,042.40	$8.86
	Hypothetical (h)	1.74%	$1,000.00	$1,016.26	$8.75
R2	Actual	1.24%	$1,000.00	$1,044.85	$6.32
	Hypothetical (h)	1.24%	$1,000.00	$1,018.75	$6.24
R3	Actual	0.99%	$1,000.00	$1,045.40	$5.05
	Hypothetical (h)	0.99%	$1,000.00	$1,020.00	$4.99
R4	Actual	0.74%	$1,000.00	$1,047.58	$3.78
	Hypothetical (h)	0.74%	$1,000.00	$1,021.24	$3.73
R6	Actual	0.69%	$1,000.00	$1,046.96	$3.52
	Hypothetical (h)	0.69%	$1,000.00	$1,021.49	$3.48
529A	Actual	1.04%	$1,000.00	$1,046.47	$5.31
	Hypothetical (h)	1.04%	$1,000.00	$1,019.75	$5.24
529B	Actual	1.79%	$1,000.00	$1,041.52	$9.11
	Hypothetical (h)	1.79%	$1,000.00	$1,016.01	$9.00
529C	Actual	1.79%	$1,000.00	$1,041.55	$9.11
	Hypothetical (h)	1.79%	$1,000.00	$1,016.01	$9.00

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above and are outside of the expense limitation arrangement. For Class A shares, this rebate reduced the expense ratio above by 0.04%. See Note 3 in the Notes to Financial Statements for additional information.

10

PORTFOLIO OF INVESTMENTS

5/31/17

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 97.0%
Issuer	Shares/Par	Value ($)
Aerospace - 0.7%
Triumph Group, Inc.	10,679	$348,135

Airlines - 1.7%
Copa Holdings S.A., “A”	4,925	$556,722
Hawaiian Holdings, Inc. (a)	2,818	141,182
SkyWest, Inc.	5,843	200,415

		$898,319
Biotechnology - 4.4%
Acorda Therapeutics, Inc. (a)	13,537	$186,811
AMAG Pharmaceuticals, Inc. (a)	22,444	388,281
Bruker BioSciences Corp.	4,994	135,887
Exact Sciences Corp. (a)	23,434	854,638
MiMedx Group, Inc. (a)(l)	48,826	667,940
Natera, Inc. (a)	5,364	54,927

		$2,288,484
Brokerage & Asset Managers - 0.3%
Legg Mason, Inc.	705	$25,993
Moelis & Co., “A”	2,578	90,488
OM Asset Management PLC	1,739	24,277

		$140,758
Business Services - 4.7%
Forrester Research, Inc.	14,710	$579,574
Grand Canyon Education, Inc. (a)	7,246	568,086
RE/MAX Holdings, Inc., “A”	13,858	736,553
Realogy Holdings Corp.	4,162	126,775
Travelport Worldwide Ltd.	33,252	448,902

		$2,459,890
Cable TV - 0.8%
Cable One, Inc.	590	$423,974

Chemicals - 0.3%
Huntsman Corp.	7,451	$178,079

Computer Software - 5.0%
2U, Inc. (a)	7,643	$326,738
Aspen Technology, Inc. (a)	9,079	555,272

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Computer Software - continued
Cloudera, Inc. (a)	8,283	$171,872
Cornerstone OnDemand, Inc. (a)	6,437	240,486
Manhattan Associates, Inc. (a)	9,770	457,627
Paylocity Holding Corp. (a)	14,710	689,164
SecureWorks Corp. (a)	12,405	134,966

		$2,576,125
Computer Software - Systems - 6.9%
Barracuda Networks, Inc. (a)	17,260	$378,339
Carbonite, Inc. (a)	16,146	300,316
EPAM Systems, Inc. (a)	5,810	487,343
NCR Corp. (a)	15,622	601,916
Presidio, Inc. (a)	18,187	279,534
Rapid7, Inc. (a)	26,860	493,149
Tech Data Corp. (a)	7,909	766,936
Verint Systems, Inc. (a)	3,298	135,548
Wageworks, Inc. (a)	2,379	168,314

		$3,611,395
Construction - 1.6%
Armstrong World Industries, Inc. (a)	2,800	$116,620
GMS, Inc. (a)	2,856	93,277
Pool Corp.	2,654	316,171
Trex Co., Inc. (a)	5,013	322,185

		$848,253
Consumer Services - 0.7%
Carriage Services, Inc.	1,127	$29,629
ServiceMaster Global Holdings, Inc. (a)	8,956	338,537

		$368,166
Electrical Equipment - 1.4%
TriMas Corp. (a)	29,785	$649,313
WESCO International, Inc. (a)	1,422	86,955

		$736,268
Electronics - 3.1%
Amkor Technology, Inc. (a)	20,635	$234,001
Benchmark Electronics, Inc. (a)	7,065	228,199
Diodes, Inc. (a)	1,119	28,658
Jabil Circuit, Inc.	13,882	415,349
Sanmina Corp. (a)	13,468	492,929
TTM Technologies, Inc. (a)	11,797	191,583

		$1,590,719

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Energy - Independent - 1.9%
Delek U.S. Holdings, Inc.	13,102	$321,261
PBF Energy, Inc., “A”	6,866	132,651
Rice Energy, Inc. (a)	22,939	458,780
Westmoreland Coal Co. (a)	10,920	71,745

		$984,437
Engineering - Construction - 1.6%
Chicago Bridge & Iron Co. N.V.	7,682	$145,343
KBR, Inc.	43,995	599,652
Tutor Perini Corp. (a)	3,011	78,136

		$823,131
Entertainment - 0.5%
Ascent Capital Group, Inc., “A” (a)	19,126	$263,365

Food & Beverages - 1.8%
Dean Foods Co.	21,034	$383,660
Snyders-Lance, Inc.	8,311	305,429
SpartanNash Co.	8,640	257,472

		$946,561
General Merchandise - 0.4%
PriceSmart, Inc.	2,265	$199,886

Health Maintenance Organizations - 0.7%
Molina Healthcare, Inc. (a)	5,916	$381,996

Insurance - 4.5%
Ambac Financial Group, Inc. (a)	15,347	$253,532
American Equity Investment Life Holding Co.	18,909	473,859
Hanover Insurance Group, Inc.	584	48,700
HCI Group, Inc.	6,898	306,754
Heritage Insurance Holdings, Inc.	17,559	223,702
Maiden Holdings Ltd.	2,275	24,001
Safety Insurance Group, Inc.	4,066	270,592
Third Point Reinsurance Ltd. (a)	21,857	287,420
Universal Insurance Holdings, Inc.	11,101	273,640
Validus Holdings Ltd.	3,079	164,419

		$2,326,619
Internet - 2.6%
Blucora, Inc. (a)	17,953	$368,036
LogMeIn, Inc.	7,850	871,350
Web.Com Group, Inc. (a)	5,226	118,892

		$1,358,278

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Machinery & Tools - 5.6%
Columbus McKinnon Corp.	14,891	$416,054
Greenbrier Cos., Inc.	6,751	298,732
Herman Miller, Inc.	1,885	59,472
IPG Photonics Corp. (a)	5,730	796,699
Park-Ohio Holdings Corp.	6,896	255,842
Regal Beloit Corp.	2,714	214,949
SPX Corp. (a)	5,653	136,181
SPX FLOW, Inc. (a)	16,779	626,360
Steelcase, Inc., “A”	6,655	111,471

		$2,915,760
Medical Equipment - 5.4%
Accuray, Inc. (a)	44,911	$184,135
Biotelemetry, Inc. (a)	13,719	395,793
CONMED Corp.	13,551	687,984
Integra LifeSciences Holdings Corp. (a)	3,027	152,409
NxStage Medical, Inc. (a)	22,528	487,957
OraSure Technologies, Inc. (a)	58,853	886,915

		$2,795,193
Metals & Mining - 0.2%
Ryerson Holding Corp. (a)	11,913	$99,474

Natural Gas - Distribution - 0.1%
ONE Gas, Inc.	451	$31,863
Southwest Gas Holdings, Inc.	444	35,329

		$67,192
Oil Services - 3.7%
Exterran Holdings, Inc. (a)	8,960	$252,672
Forum Energy Technologies, Inc. (a)	1,077	17,501
Keane Group, Inc. (a)(l)	18,628	286,499
McDermott International, Inc. (a)	43,548	270,433
NOW, Inc. (a)	39,382	650,197
Superior Energy Services, Inc. (a)	1,563	16,208
U.S. Silica Holdings, Inc.	10,669	405,422

		$1,898,932
Other Banks & Diversified Financials - 11.9%
BancorpSouth, Inc.	3,497	$100,364
Bank of N.T. Butterfield & Son Ltd.	3,436	113,319
Berkshire Hills Bancorp, Inc.	4,453	159,640
CAI International, Inc. (a)	5,448	104,874
Cathay General Bancorp, Inc.	12,285	436,117

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Other Banks & Diversified Financials - continued
East West Bancorp, Inc.	16,290	$891,552
Enova International, Inc. (a)	21,300	283,290
First Interstate BancSystem, Inc.	16,123	562,693
Glacier Bancorp, Inc.	1,908	61,552
Lakeland Financial Corp.	913	38,739
Legacytextas Financial Group, Inc.	12,796	450,675
Meta Financial Group, Inc.	3,051	261,166
Nelnet, Inc., “A”	2,820	110,854
OFG Bancorp	10,352	96,791
PacWest Bancorp	5,680	265,086
Popular, Inc.	7,458	277,438
Preferred Bank	4,850	242,063
Regional Management Corp. (a)	14,137	282,740
Triton International Ltd. of Bermuda	10,161	284,711
Western Alliance Bancorp. (a)	7,616	348,203
Wintrust Financial Corp.	9,930	682,787
World Acceptance Corp. (a)	1,976	154,365

		$6,209,019
Pharmaceuticals - 0.8%
Catalent, Inc. (a)	3,599	$127,872
Mallinckrodt PLC (a)	1,293	55,767
Sucampo Pharmaceuticals, Inc. (a)	2,807	28,070
TherapeuticsMD, Inc. (a)(l)	52,317	217,116

		$428,825
Printing & Publishing - 1.3%
LSC Communications, Inc.	1,714	$36,457
New Media Investment Group, Inc.	12,288	158,884
Quad/Graphics, Inc.	10,731	238,979
Time, Inc.	18,921	236,512

		$670,832
Real Estate - 8.8%
Ashford Hospitality Trust, REIT	41,295	$254,377
CBL & Associates Properties, Inc., REIT	13,639	104,884
CoreCivic, Inc.	7,960	228,850
Corporate Office Properties Trust, REIT	3,129	105,541
Equity Commonwealth, REIT (a)	3,565	110,943
GEO Group, Inc., REIT	7,302	218,622
Gramercy Property Trust, REIT	25,064	740,641
Hospitality Properties Trust, REIT	7,884	228,005
Life Storage, Inc., REIT	865	64,789
Medical Properties Trust, Inc., REIT	45,346	587,231

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Real Estate - continued
Mid-America Apartment Communities, Inc., REIT	5,234	$533,554
Ryman Hospitality Properties, Inc., REIT	584	37,615
STAG Industrial, Inc., REIT	5,345	144,208
Store Capital Corp., REIT	21,391	435,949
Tanger Factory Outlet Centers, Inc., REIT	5,708	148,750
Washington Prime Group, Inc., REIT	83,789	639,310

		$4,583,269
Restaurants - 2.0%
BJ’s Restaurants, Inc. (a)	2,591	$116,077
Brinker International, Inc.	12,291	482,176
Carrols Restaurant Group, Inc. (a)	17,520	207,612
Wingstop, Inc.	7,698	219,470

		$1,025,335
Specialty Chemicals - 4.8%
A. Schulman, Inc.	21,798	$638,681
Andersons, Inc.	8,612	302,281
Pacific Ethanol, Inc. (a)	11,635	68,647
Renewable Energy Group, Inc. (a)	23,035	260,296
Trinseo S.A.	7,388	476,157
Univar, Inc. (a)	24,908	757,701

		$2,503,763
Specialty Stores - 2.3%
Citi Trends, Inc.	25,961	$473,788
Express, Inc. (a)	21,115	163,852
Sally Beauty Holdings, Inc. (a)	3,663	66,007
Urban Outfitters, Inc. (a)	18,212	343,661
Zumiez, Inc. (a)	11,036	157,263

		$1,204,571
Telephone Services - 0.3%
Windstream Holdings, Inc.	39,815	$169,214

Trucking - 0.6%
Hub Group, Inc., “A” (a)	4,623	$165,735
Marten Transport Ltd.	5,166	127,858

		$293,593
Utilities - Electric Power - 3.6%
Atlantica Yield PLC	19,983	$417,445
NRG Energy, Inc.	33,356	535,697
NRG Yield, Inc., “A”	11,244	193,397

16

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Utilities - Electric Power - continued
PNM Resources, Inc.	7,273	$280,011
Spark Energy, Inc., “A” (l)	9,650	423,152

		$1,849,702
Total Common Stocks (Identified Cost, $47,746,833)		$50,467,512

Money Market Funds - 2.2%
MFS Institutional Money Market Portfolio, 0.87% (v) (Identified Cost, $1,122,054)	1,122,118	$1,122,118

Collateral for Securities Loaned - 2.6%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.77% (j) (Identified Cost, $1,349,038)	1,349,038	$1,349,038
Total Investments (Identified Cost, $50,217,925)		$52,938,668

Other Assets, Less Liabilities - (1.8)%		(914,583)
Net Assets - 100.0%		$52,024,085

(a)	Non-income producing.
(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

PLC	Public Limited Company
REIT	Real Estate Investment Trust

See Notes to Financial Statements

17

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 5/31/17

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments
Non-affiliated issuers, at value (identified cost, $49,095,871)	$51,816,550
Underlying affiliated funds, at value (identified cost, $1,122,054)	1,122,118
Total investments, at value, including $1,326,035 of securities on loan (identified cost, $50,217,925)	52,938,668
Receivables for
Fund shares sold	408,780
Interest and dividends	76,701
Receivable from investment adviser	21,969
Receivable from distributor	137
Other assets	306
Total assets	$53,446,561
Liabilities
Payable for fund shares reacquired	$7,967
Collateral for securities loaned, at value	1,349,038
Payable to affiliates
Shareholder servicing costs	111
Program manager fee	2
Payable for independent Trustees’ compensation	6
Accrued expenses and other liabilities	65,352
Total liabilities	$1,422,476
Net Assets	$52,024,085
Net assets consist of
Paid-in capital	$47,734,288
Unrealized appreciation (depreciation) on investments	2,720,743
Accumulated net realized gain (loss) on investments	1,450,435
Undistributed net investment income	118,619
Net assets	$52,024,085
Shares of beneficial interest outstanding	4,357,726

18

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$3,700,092	310,737	$11.91
Class B	242,653	20,555	11.81
Class C	407,531	34,532	11.80
Class I	752,063	62,987	11.94
Class R1	63,080	5,343	11.81
Class R2	59,764	5,026	11.89
Class R3	60,020	5,034	11.92
Class R4	60,277	5,048	11.94
Class R6 (formerly Class R5)	46,258,822	3,873,089	11.94
Class 529A	286,636	24,088	11.90
Class 529B	55,353	4,690	11.80
Class 529C	77,794	6,597	11.79

Shares outstanding are rounded for presentation purposes.

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A and 529A, for which the maximum offering price per share was $12.64 [100 / 94.25 x $11.91] and $12.63 [100 / 94.25 x $11.90], respectively. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, R6, and 529A.

See Notes to Financial Statements

19

Financial Statements

STATEMENT OF OPERATIONS

Year ended 5/31/17

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$514,896
Interest	18,464
Dividends from underlying affiliated funds	3,342
Foreign taxes withheld	(688)
Total investment income	$536,014
Expenses
Management fee	245,155
Distribution and service fees	11,692
Shareholder servicing costs	3,634
Program manager fees	237
Administrative services fee	17,500
Independent Trustees’ compensation	1,285
Custodian fee	10,088
Shareholder communications	12,742
Audit and tax fees	54,518
Legal fees	685
Registration fees	117,547
Miscellaneous	17,699
Total Expenses	$492,782
Reduction of expenses by investment adviser and distributor	(220,246)
Net expenses	$272,536
Net investment income	$263,478
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investments:
Non-affiliated issuers	$1,719,190
Underlying affliliated funds	(33)
Net realized gain (loss) on investments	$1,719,157
Change in unrealized appreciation (depreciation) on investments	2,550,271
Net realized and unrealized gain (loss) on investments	$4,269,428
Change in net assets from operations	$4,532,906

See Notes to Financial Statements

20

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended 5/31/17	Period ended 5/31/16 (c)
Change in net assets
From operations
Net investment income	$263,478	$11,646
Net realized gain (loss) on investments	1,719,157	(28,984)
Net unrealized gain (loss) on investments	2,550,271	170,472
Change in net assets from operations	$4,532,906	$153,134
Distributions declared to shareholders
From net investment income	$(149,993)	$(7,001)
From net realized gain on investments	(177,120)	—
Total distributions declared to shareholders	$(327,113)	$(7,001)
Change in net assets from fund share transactions	$44,561,973	$3,110,186
Total change in net assets	$48,767,766	$3,256,319
Net assets
At beginning of period	3,256,319	—
At end of period (including undistributed net investment income of $118,619 and $5,134, respectively)	$52,024,085	$3,256,319

(c)	For the period from the commencement of the fund’s investment operations, September 15, 2015, through the stated period end.

See Notes to Financial Statements

21

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended	Period ended
	5/31/17	5/31/16 (c)
Net asset value, beginning of period	$10.36	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.05	$0.04
Net realized and unrealized gain (loss) on investments	1.57	0.35
Total from investment operations	$1.62	$0.39
Less distributions declared to shareholders
From net investment income	$(0.03)	$(0.03)
From net realized gain on investments	(0.04)	—
Total distributions declared to shareholders	$(0.07)	$(0.03)
Net asset value, end of period (x)	$11.91	$10.36
Total return (%) (r)(s)(t)(x)	15.63	3.89	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.88	5.46	(a)
Expenses after expense reductions (f)	0.96	0.96	(a)
Net investment income	0.45	0.52	(a)
Portfolio turnover	90	47	(n)
Net assets at end of period (000 omitted)	$3,700	$637

See Notes to Financial Statements

22

Financial Highlights – continued

Class B	Year ended	Period ended
	5/31/17	5/31/16 (c)
Net asset value, beginning of period	$10.33	$10.00
Income (loss) from investment operations
Net investment loss (d)	$(0.04)	$(0.02)
Net realized and unrealized gain (loss) on investments	1.56	0.35
Total from investment operations	$1.52	$0.33
Less distributions declared to shareholders
From net investment income	$—	$(0.00	)(w)
From net realized gain on investments	(0.04)	—
Total distributions declared to shareholders	$(0.04)	$(0.00)
Net asset value, end of period (x)	$11.81	$10.33
Total return (%) (r)(s)(t)(x)	14.73	3.34	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	3.04	7.17	(a)
Expenses after expense reductions (f)	1.74	1.71	(a)
Net investment loss	(0.34)	(0.25	)(a)
Portfolio turnover	90	47	(n)
Net assets at end of period (000 omitted)	$243	$98

Class C	Year ended	Period ended
	5/31/17	5/31/16 (c)
Net asset value, beginning of period	$10.33	$10.00
Income (loss) from investment operations
Net investment loss (d)	$(0.03)	$(0.02)
Net realized and unrealized gain (loss) on investments	1.54	0.36
Total from investment operations	$1.51	$0.34
Less distributions declared to shareholders
From net investment income	$—	$(0.01)
From net realized gain on investments	(0.04)	—
Total distributions declared to shareholders	$(0.04)	$(0.01)
Net asset value, end of period (x)	$11.80	$10.33
Total return (%) (r)(s)(t)(x)	14.64	3.38	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.87	7.03	(a)
Expenses after expense reductions (f)	1.74	1.71	(a)
Net investment loss	(0.28)	(0.24	)(a)
Portfolio turnover	90	47	(n)
Net assets at end of period (000 omitted)	$408	$89

See Notes to Financial Statements

23

Financial Highlights – continued

Class I	Year ended	Period ended
	5/31/17	5/31/16 (c)
Net asset value, beginning of period	$10.38	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.08	$0.05
Net realized and unrealized gain (loss) on investments	1.55	0.36
Total from investment operations	$1.63	$0.41
Less distributions declared to shareholders
From net investment income	$(0.03)	$(0.03)
From net realized gain on investments	(0.04)	—
Total distributions declared to shareholders	$(0.07)	$(0.03)
Net asset value, end of period (x)	$11.94	$10.38
Total return (%) (r)(s)(t)(x)	15.77	4.14	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.02	5.39	(a)
Expenses after expense reductions (f)	0.74	0.71	(a)
Net investment income	0.68	0.73	(a)
Portfolio turnover	90	47	(n)
Net assets at end of period (000 omitted)	$752	$351

Class R1	Year ended	Period ended
	5/31/17	5/31/16 (c)
Net asset value, beginning of period	$10.33	$10.00
Income (loss) from investment operations
Net investment loss (d)	$(0.04)	$(0.02)
Net realized and unrealized gain (loss) on investments	1.56	0.35
Total from investment operations	$1.52	$0.33
Less distributions declared to shareholders
From net investment income	$—	$(0.00	)(w)
From net realized gain on investments	(0.04)	—
Total distributions declared to shareholders	$(0.04)	$(0.00	)(w)
Net asset value, end of period (x)	$11.81	$10.33
Total return (%) (r)(s)(t)(x)	14.73	3.33	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	3.32	7.32	(a)
Expenses after expense reductions (f)	1.74	1.71	(a)
Net investment loss	(0.35)	(0.24	)(a)
Portfolio turnover	90	47	(n)
Net assets at end of period (000 omitted)	$63	$52

See Notes to Financial Statements

24

Financial Highlights – continued

Class R2	Year ended	Period ended
	5/31/17	5/31/16 (c)
Net asset value, beginning of period	$10.35	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.02	$0.02
Net realized and unrealized gain (loss) on investments	1.56	0.35
Total from investment operations	$1.58	$0.37
Less distributions declared to shareholders
From net investment income	$—	$(0.02)
From net realized gain on investments	(0.04)	—
Total distributions declared to shareholders	$(0.04)	$(0.02)
Net asset value, end of period (x)	$11.89	$10.35
Total return (%) (r)(s)(t)(x)	15.29	3.68	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.84	6.82	(a)
Expenses after expense reductions (f)	1.24	1.21	(a)
Net investment income	0.15	0.26	(a)
Portfolio turnover	90	47	(n)
Net assets at end of period (000 omitted)	$60	$52

Class R3	Year ended	Period ended
	5/31/17	5/31/16 (c)
Net asset value, beginning of period	$10.36	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.05	$0.04
Net realized and unrealized gain (loss) on investments	1.56	0.34
Total from investment operations	$1.61	$0.38
Less distributions declared to shareholders
From net investment income	$(0.01)	$(0.02)
From net realized gain on investments	(0.04)	—
Total distributions declared to shareholders	$(0.05)	$(0.02)
Net asset value, end of period (x)	$11.92	$10.36
Total return (%) (r)(s)(t)(x)	15.54	3.86	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.59	6.57	(a)
Expenses after expense reductions (f)	0.99	0.96	(a)
Net investment income	0.40	0.51	(a)
Portfolio turnover	90	47	(n)
Net assets at end of period (000 omitted)	$60	$52

See Notes to Financial Statements

25

Financial Highlights – continued

Class R4	Year ended	Period ended
	5/31/17	5/31/16 (c)
Net asset value, beginning of period	$10.37	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.07	$0.05
Net realized and unrealized gain (loss) on investments	1.57	0.35
Total from investment operations	$1.64	$0.40
Less distributions declared to shareholders
From net investment income	$(0.03)	$(0.03)
From net realized gain on investments	(0.04)	—
Total distributions declared to shareholders	$(0.07)	$(0.03)
Net asset value, end of period (x)	$11.94	$10.37
Total return (%) (r)(s)(t)(x)	15.87	4.04	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.34	6.32	(a)
Expenses after expense reductions (f)	0.74	0.71	(a)
Net investment income	0.65	0.76	(a)
Portfolio turnover	90	47	(n)
Net assets at end of period (000 omitted)	$60	$52

Class R6 (formerly Class R5)	Year ended	Period ended
	5/31/17	5/31/16 (c)
Net asset value, beginning of period	$10.37	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.08	$0.05
Net realized and unrealized gain (loss) on investments	1.57	0.35
Total from investment operations	$1.65	$0.40
Less distributions declared to shareholders
From net investment income	$(0.04)	$(0.03)
From net realized gain on investments	(0.04)	—
Total distributions declared to shareholders	$(0.08)	$(0.03)
Net asset value, end of period (x)	$11.94	$10.37
Total return (%) (r)(s)(t)(x)	15.90	4.04	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.22	6.31	(a)
Expenses after expense reductions (f)	0.69	0.70	(a)
Net investment income	0.73	0.77	(a)
Portfolio turnover	90	47	(n)
Net assets at end of period (000 omitted)	$46,259	$1,874

See Notes to Financial Statements

26

Financial Highlights – continued

Class 529A	Period ended
	5/31/17 (i)
Net asset value, beginning of period	$10.74
Income (loss) from investment operations
Net investment income (d)	$0.04
Net realized and unrealized gain (loss) on investments	1.19	(g)
Total from investment operations	$1.23
Less distributions declared to shareholders
From net investment income	$(0.03)
From net realized gain on investments	(0.04)
Total distributions declared to shareholders	$(0.07)
Net asset value, end of period (x)	$11.90
Total return (%) (r)(s)(t)(x)	11.47	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.77	(a)
Expenses after expense reductions (f)	1.04	(a)
Net investment income	0.36	(a)
Portfolio turnover	90
Net assets at end of period (000 omitted)	$287

Class 529B	Period ended
	5/31/17 (i)
Net asset value, beginning of period	$10.70
Income (loss) from investment operations
Net investment loss (d)	$(0.04)
Net realized and unrealized gain (loss) on investments	1.18	(g)
Total from investment operations	$1.14
Less distributions declared to shareholders
From net realized gain on investments	$(0.04)
Total distributions declared to shareholders	$(0.04)
Net asset value, end of period (x)	$11.80
Total return (%) (r)(s)(t)(x)	10.67	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.91	(a)
Expenses after expense reductions (f)	1.79	(a)
Net investment loss	(0.42	)(a)
Portfolio turnover	90
Net assets at end of period (000 omitted)	$55

See Notes to Financial Statements

27

Financial Highlights – continued

Class 529C	Period ended
	5/31/17 (i)
Net asset value, beginning of period	10.69
Income (loss) from investment operations
Net investment loss (d)	$(0.04)
Net realized and unrealized gain (loss) on investments	1.18	(g)
Total from investment operations	$1.14
Less distributions declared to shareholders
From net realized gain on investments	$(0.04)
Total distributions declared to shareholders	$(0.04)
Net asset value, end of period (x)	$11.79
Total return (%) (r)(s)(t)(x)	10.68	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.84	(a)
Expenses after expense reductions (f)	1.79	(a)
Net investment loss	(0.39	)(a)
Portfolio turnover	90
Net assets at end of period (000 omitted)	$78

(a)	Annualized.
(c)	For the period from the commencement of the fund’s investment operations, September 15, 2015, through the stated period end.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(i)	For the period from the class inception, July 14, 2016, through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

28

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Blended Research Small Cap Equity Fund (the fund) is a diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduces two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impacts of the Rule, management believes that many of the Regulation S-X amendments are consistent with the fund’s current financial statement presentation and expects that the fund will be able to comply with the Rule’s Regulation S-X amendments by the August 1, 2017 compliance date.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid

29

Notes to Financial Statements – continued

quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted

30

Notes to Financial Statements – continued

quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of May 31, 2017 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$50,467,512	$—	$—	$50,467,512
Mutual Funds	2,471,156	—	—	2,471,156
Total Investments	$52,938,668	$—	$—	$52,938,668

For further information regarding security characteristics, see the Portfolio of Investments.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund’s Portfolio of Investments, with a fair value of $1,326,035. The fair value of the fund’s investment securities on loan and a related liability of $1,349,038 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. The collateral received on securities loaned exceeded the value of securities on loan at period end. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

31

Notes to Financial Statements – continued

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

32

Notes to Financial Statements – continued

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 5/31/17	Period ended 5/31/16 (c)
Ordinary income (including any short-term capital gains)	$323,011	$7,001
Long-term capital gains	4,102	—
Total distributions	$327,113	$7,001

(c)	For the period from the commencement of the fund’s investment operations, September 15, 2015, through the stated period end.

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 5/31/17
Cost of investments	$50,608,522
Gross appreciation	5,780,740
Gross depreciation	(3,450,594)
Net unrealized appreciation (depreciation)	$2,330,146
Undistributed ordinary income	1,959,651

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 5/31/17 (i)	Period ended 5/31/16 (c)	Year ended 5/31/17 (i)	Period ended 5/31/16 (c)
Class A	$7,110	$391	$10,903	$—
Class B	—	19	778	—
Class C	—	46	537	—
Class I	1,779	407	2,196	—
Class R1	—	12	217	—
Class R2	—	85	212	—
Class R3	39	122	212	—
Class R4	169	159	212	—
Class R6 (formerly Class R5)	140,478	5,760	160,856	—
Class 529A	418	—	600	—
Class 529B	—	—	198	—
Class 529C	—	—	199	—
Total	$149,993	$7,001	$177,120	$—

33

Notes to Financial Statements – continued

Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.

(c)	For the period from the commencement of the fund’s investment operations, September 15, 2015, through the stated period end.
(i)	For the period from the class inception, July 14, 2016 (Classes 529A, 529B, and 529C) through the stated period end.

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.65%
Next $1.5 billion of average daily net assets	0.60%
Average daily net assets in excess of $2.5 billion	0.575%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended May 31, 2017, this management fee reduction amounted to $2,805, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended May 31, 2017 was equivalent to an annual effective rate of 0.64% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes
A	B	C	I	R1	R2	R3	R4	R6 (formerly Class R5)	529A	529B	529C
0.99%	1.74%	1.74%	0.74%	1.74%	1.24%	0.99%	0.74%	0.70%	1.04%	1.79%	1.79%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until September 30, 2018. For the year ended May 31, 2017, this reduction amounted to $216,609, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $5,557 and $6,316 for the year ended May 31, 2017, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

34

Notes to Financial Statements – continued

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.22%	$5,454
Class B	0.75%	0.25%	1.00%	1.00%	1,857
Class C	0.75%	0.25%	1.00%	1.00%	2,027
Class R1	0.75%	0.25%	1.00%	1.00%	578
Class R2	0.25%	0.25%	0.50%	0.50%	284
Class R3	—	0.25%	0.25%	0.25%	142
Class 529A	—	0.25%	0.25%	0.25%	339
Class 529B	0.75%	0.25%	1.00%	1.00%	471
Class 529C	0.75%	0.25%	1.00%	1.00%	540
Total Distribution and Service Fees					$11,692

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended May 31, 2017 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended May 31, 2017, this rebate amounted to $713 for Class A and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended May 31, 2017, were as follows:

Amount
Class A	$98
Class B	21
Class C	26
Class 529A	—
Class 529B	—
Class 529C	—

Effective July 14, 2016, the fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.10% of the average daily net assets attributable to each 529 share class. MFD has agreed to waive a portion of this fee in an amount equal to 0.05% of the average daily net assets for each 529 share class. This waiver agreement will expire on September 30, 2018, unless MFD elects to extend the waiver. For the

35

Notes to Financial Statements – continued

period July 14, 2016 through May 31, 2017, this waiver amounted to $119 and is included in the reduction of total expenses in the Statement of Operations. The program manager fee incurred for the period July 14, 2016 through May 31, 2017 was equivalent to an annual effective rate of 0.05% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees and waivers for the period July 14, 2016 through May 31, 2017, were as follows:

	Fee	Waiver
Class 529A	$136	$68
Class 529B	47	24
Class 529C	54	27
Total Program Manager Fees and Waivers	$237	$119

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended May 31, 2017, the fee was $830, which equated to 0.0022% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended May 31, 2017, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $2,804.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended May 31, 2017 was equivalent to an annual effective rate of 0.0464% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended May 31, 2017, the fee paid by the fund under this

36

Notes to Financial Statements – continued

agreement was $67 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

On September 14, 2015, MFS purchased 180,000 shares of Class R5 and 5,000 shares of Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3, and Class R4, for an aggregate amount of $2,200,000 as an initial investment in the fund.

On March 16, 2016, MFS purchased 17,150 shares of Class I for an aggregate amount of $164,640.

On July 13, 2016, MFS purchased 4,655 shares of Class 529A, 4,673 shares of Class 529B, and 4,677 shares of Class 529C for an aggregate amount of $150,000 as an initial investment in the classes.

On July 22, 2016, MFS redeemed 171,017 shares of Class R6 for an aggregate amount of $1,900,000.

At May 31, 2017, MFS held approximately 94% and 71% of the shares outstanding of Class R1 and Class 529C, respectively, and 100% of the outstanding shares of Class R2, Class R3, Class R4, and Class 529B.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. Under this policy, cross-trades are effected at current market prices with no remuneration paid in connection with the transaction. During the year ended May 31, 2017, the fund engaged in purchase transactions pursuant to this policy, which amounted to $1,915,407.

(4) Portfolio Securities

For the year ended May 31, 2017, purchases and sales of investments, other than short-term obligations, aggregated $76,443,357 and $33,408,447, respectively.

37

Notes to Financial Statements – continued

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 5/31/17 (i)		Period ended 5/31/16 (c)
	Shares	Amount	Shares	Amount
Shares sold
Class A	331,427	$3,861,273	63,648	$617,119
Class B	13,012	145,914	9,573	95,369
Class C	28,415	330,013	8,658	85,190
Class I	60,917	712,336	34,476	335,843
Class R1	325	3,767	5,000	50,000
Class R2	—	—	5,000	50,000
Class R3	—	—	5,000	50,000
Class R4	—	—	5,000	50,000
Class R6 (formerly Class R5)	4,587,991	50,927,705	180,000	1,800,000
Class 529A	27,780	322,988	—	—
Class 529B	4,673	50,000	—	—
Class 529C	6,580	72,593	—	—
	5,061,120	$56,426,589	316,355	$3,133,521

Shares issued to shareholders in reinvestment of distributions
Class A	1,507	$17,997	40	$391
Class B	66	778	2	19
Class C	45	537	5	46
Class I	332	3,975	42	407
Class R1	18	217	1	12
Class R2	17	212	9	85
Class R3	21	251	12	122
Class R4	32	381	16	159
Class R6 (formerly Class R5)	25,195	301,334	588	5,760
Class 529A	88	1,018	—	—
Class 529B	17	198	—	—
Class 529C	17	199	—	—
	27,355	$327,097	715	$7,001

Shares reacquired
Class A	(83,676)	$(1,003,561)	(2,209)	$(22,563)
Class B	(1,998)	(23,365)	(100)	(978)
Class C	(2,590)	(29,758)	(1)	(12)
Class I	(32,076)	(382,066)	(703)	(6,783)
Class R1	(1)	(11)	—	—
Class R6 (formerly Class R5)	(920,685)	(10,708,036)	—	—
Class 529A	(3,780)	(44,916)	—	—
	(1,044,806)	$(12,191,713)	(3,013)	$(30,336)

38

Notes to Financial Statements – continued

	Year ended 5/31/17 (i)		Period ended 5/31/16 (c)
	Shares	Amount	Shares	Amount
Net change
Class A	249,258	$2,875,709	61,479	$594,947
Class B	11,080	123,327	9,475	94,410
Class C	25,870	300,792	8,662	85,224
Class I	29,173	334,245	33,815	329,467
Class R1	342	3,973	5,001	50,012
Class R2	17	212	5,009	50,085
Class R3	21	251	5,012	50,122
Class R4	32	381	5,016	50,159
Class R6 (formerly Class R5)	3,692,501	40,521,003	180,588	1,805,760
Class 529A	24,088	279,090	—	—
Class 529B	4,690	50,198	—	—
Class 529C	6,597	72,792	—	—
	4,043,669	$44,561,973	314,057	$3,110,186

Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.

(c)	For the period from the commencement of the fund’s investment operations, September 15, 2015, through the stated period end.
(i)	For the period from the class inception, July 14, 2016 (Classes 529A, 529B, and 529C) through the stated period end.

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Lifetime 2040 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime Income Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2020 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2025 Fund, and the MFS Lifetime 2055 Fund were the owners of record of approximately 19%, 19%, 12%, 9%, 8%, 8%, 7%, 6%, and 2%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2060 Fund was the owner of record of less than 1% of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended May 31, 2017, the fund’s commitment fee and interest expense were $230 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

39

Notes to Financial Statements – continued

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	152,940	17,706,638	(16,737,460)	1,122,118

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$(33)	$—	$3,342	$1,122,118

40

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust X and the Shareholders of MFS Blended Research Small Cap Equity Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Blended Research Small Cap Equity Fund (one of the series of MFS Series Trust X) (the “Fund”) as of May 31, 2017, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period from September 15, 2015 (the commencement of the Fund’s investment operations) through May 31, 2016. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2017, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Blended Research Small Cap Equity Fund as of May 31, 2017, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period from September 15, 2015 (the commencement of the Fund’s investment operations) through May 31, 2016, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

July 14, 2017

41

RESULTS OF SHAREHOLDER MEETINGS

(unaudited)

At a special meeting of shareholders of MFS Series Trust X, which was held on March 23, 2017, the following action was taken:

Item 1: To elect the following individuals as Trustees:

	Number of Dollars
Nominee	For	Withheld Authority
Steven E. Buller	47,079,841,296.441	543,077,753.583
John A. Caroselli	47,079,263,500.928	543,655,575.185
Maureen R. Goldfarb	47,079,730,700.440	543,181,611.914
David H. Gunning	46,973,805,216.237	649,457,370.227
Michael Hegarty	46,963,820,909.200	659,098,181.884
John P. Kavanaugh	47,086,401,597.642	536,517,432.631
Robert J. Manning	46,927,144,555.187	695,767,735.086
Clarence Otis, Jr.	47,049,690,674.050	573,228,402.063
Maryanne L. Roepke	47,108,547,219.521	514,365,128.003
Robin A. Stelmach	47,016,854,425.599	606,057,854.004
Laurie J. Thomsen	47,030,508,189.274	592,404,165.359

42

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of July 1, 2017, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 53)	Trustee	February 2004	136	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A
Robin A. Stelmach (k) (age 55)	Trustee	January 2014	136	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 75)	Trustee and Chair of Trustees	January 2004	136	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman (until 2013)

43

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships (j)
Steven E. Buller (age 65)	Trustee	February 2014	136	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A
John A. Caroselli (age 63)	Trustee	March 2017	136	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A
Maureen R. Goldfarb (age 62)	Trustee	January 2009	136	Private investor	N/A
Michael Hegarty (age 72)	Trustee	December 2004	136	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)
John P. Kavanaugh (age 62)	Trustee and Vice Chair of Trustees	January 2009	136	Private investor	N/A
Clarence Otis, Jr. (age 61)	Trustee	March 2017	136	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; Federal Reserve Bank of Atlanta, Director (until 2015)

44

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships (j)
Maryanne L. Roepke (age 61)	Trustee	May 2014	136	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 59)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kino Clark (k) (age 49)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 50)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)
Thomas H. Connors (k) (age 57)	Assistant Secretary and Assistant Clerk	September 2012	136	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)

45

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Ethan D. Corey (k) (age 53)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
David L. DiLorenzo (k) (age 48)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 49)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)
Brian E. Langenfeld (k) (age 44)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Senior Counsel
Susan A. Pereira (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Senior Counsel
Kasey L. Phillips (k) (age 46)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)

46

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Matthew A. Stowe (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Frank L. Tarantino (age 73)	Independent Senior Officer	June 2004	136	Tarantino LLC (provider of compliance services), Principal
Richard S. Weitzel (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2007	136	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Martin J. Wolin (k) (age 49)	Chief Compliance Officer	July 2015	136	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)
James O. Yost (k) (age 57)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

47

Trustees and Officers – continued

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kavanaugh and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers
Jim Fallon
Matt Krummell
Jonathan Sage
Jed Stocks

48

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available on mfs.com by following these steps once you have selected “Individual Investor” as your role: (1) Click on the “Individual Investor Home” in the top navigation and then select the “Announcements” option within the “Market Outlooks” drop down, or (2) Click on “Products & Services” and “Mutual Funds” and then choose the fund’s name in the “Select a fund” menu.

49

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2017 income tax forms in January 2018. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $95,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 13.52% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

50

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

51

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

52

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

May 31, 2017

MFS® BLENDED RESEARCH® VALUE EQUITY FUND

BRU-ANN

MFS® BLENDED RESEARCH® VALUE EQUITY FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

Despite policy uncertainty accompanying a new presidential administration in the United States and unease over looming Brexit negotiations, most markets have proved resilient. U.S. share prices have reached new highs, and U.S. bond yields rose on hopes surrounding President Trump’s proposed fiscal policies and indications that the U.S. Federal Reserve will continue to gradually hike interest rates. However, interest rates in most developed markets remain very low, with central banks maintaining accommodative monetary policies in hopes of reinvigorating slow-growing economies and lifting inflation.

Globally, economic growth has shown signs of recovery, led by China, the U.S. and the eurozone. Despite better growth, there are few immediate signs of worrisome inflation, as wage growth remains muted. Emerging market economies are recovering at a somewhat slower pace amid fears that restrictive U.S. trade policies could further hamper the restrained pace of global trade growth. Looking ahead, markets will have to contend with elections in the United Kingdom and Germany in the months ahead, as well as geopolitical hot spots on the Korean peninsula and in the Middle East.

At MFS®, we believe time is an asset. A patient, long-term approach to investing can have a powerful impact on decision making and outcomes. Time arbitrage, as we call it, simply comes down to having the conviction and discipline to allow enough time for good investment ideas to play out. In our view, such an approach, along with the professional guidance of a financial advisor, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

July 14, 2017

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
JPMorgan Chase & Co.	3.5%
Bank of America Corp.	3.3%
Cisco Systems, Inc.	2.6%
Citigroup, Inc.	2.5%
Exxon Mobil Corp.	2.0%
Procter & Gamble Co.	1.9%
Union Pacific Corp.	1.8%
Wells Fargo & Co.	1.7%
Abbott Laboratories	1.7%
PNC Financial Services Group, Inc.	1.7%

Equity sectors
Financial Services	27.5%
Health Care	11.8%
Energy	10.9%
Consumer Staples	8.6%
Utilities & Communications	8.5%
Industrial Goods & Services	6.7%
Technology	6.4%
Special Products & Services	4.1%
Leisure	3.3%
Retailing	3.0%
Transportation	2.7%
Basic Materials	2.5%
Autos & Housing	2.0%

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of May 31, 2017.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended May 31, 2017, Class A shares of the MFS Blended Research Value Equity Fund (“fund”) provided a total return of 12.71%, at net asset value. This compares with a return of 14.66% for the fund’s benchmark, the Russell 1000® Value Index.

Market Environment

Global growth improved during much of the reporting period as oil prices recovered from their earlier plunge and fiscal and monetary stimulus from China took hold. Market confidence increased after the US elections in November in anticipation of lower taxes, a lighter regulatory burden and increased infrastructure spending, boosting US equities and bond yields. The US Federal Reserve increased interest rates by 25 basis points at the end of the period, bringing the total number of quarter-percent hikes in the federal funds rate to three since December 2015. Globally, however, central bank policy remained highly accommodative, which forced many government, and even some corporate, bond yields into negative territory during the period. Early in the first half of the period, the United Kingdom voted to leave the European Union (“EU”), beginning a multi-year process of negotiation in order to achieve “Brexit.” While markets initially reacted to the vote with alarm, the spillover to European and emerging market (“EM”) economies was relatively short-lived. Fears of a populist wave in Europe subsided after establishment candidates won the Dutch and French elections.

Headwinds from lower energy and commodity prices abated during the period as stabilizing oil prices helped push energy earnings higher relative to expectations. A sharp rise in the US dollar was an earnings headwind for multinationals, but has since subsided. US consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. Demand for autos reached near-record territory before tapering off at the end of the period, while the housing market continued its recovery. Global trade, which was sluggish early in the period, showed signs of improvement in the period’s second half and EM countries began to show signs of a modest upturn in activity along with adjustment in their external accounts. These improved conditions appeared to have reassured investors and contributed to record inflows into the asset class during July and August as negative yields for an increasing share of developed market bonds drove yield-hungry investors further out on the risk spectrum. Similar investor inflows were experienced in the investment grade and high yield corporate markets. Late in the reporting period, however, new challenges emerged for emerging markets debt as a result of the US presidential election, which raised concerns about the potential for a protectionist turn in US trade policy which could negatively impact EM economies. These concerns, along with rising expectations for US growth, inflation and interest rates, have turned the tables on flows into emerging markets debt. Since the election, flows have reversed. As of the end of the period, the markets seemed to be in “wait-and-see” mode, looking for evidence to either confirm or refute the repricing of risk that has occurred since Election Day.

3

Management Review – continued

Detractors from Performance

Weak stock selection and underweighting the strong-performing technology sector were primary factors for the fund’s underperformance relative to the Russell 1000® Value Index. However, there were no stocks within this sector that were among the fund’s top relative detractors over the reporting period.

Security selection in the utilities & communications sector also weighed on relative performance. Here, the timing of the fund’s ownership in shares of power generation company NRG Corp. (h) hampered relative returns. Shares of NRG Corp. fell as it appeared investor sentiment turned negative following the company’s agreement to allow two activist directors to join the board and form a business review committee, all in an effort to simplify the company and unlock value by reducing costs, deleveraging and deconsolidating.

Elsewhere, the fund’s overweight position in real estate investment trust (REIT) Store Capital detracted from relative returns, led by what appeared to have been concerns that one of their largest tenants had filed for Chapter 11 bankruptcy. In addition, higher interest rates weighed on the performance of REITs which further pressured the stock. Other notable detractors from relative performance included overweight holdings of food company J.M. Smucker, apparel retailer Urban Outfitters, natural gas exploration companies Rice Energy and Noble Energy, beauty product manufacturer Coty (h) and oil and gas exploration & production companies Anadarko Petroleum and Occidental Petroleum. Not holding shares of strong-performing railroad company CSX also held back relative performance. Shares of Urban Outfitters declined during the reporting period as the company posted weaker-than-expected results, owing primarily to lower growth, modest sales and a higher-than-anticipated tax rate.

Contributors to Performance

Stock selection in the financial services sector aided relative performance. Within this sector, overweight positions in financial services firms Bank of America, Goldman Sachs Group and PNC Financial Services Group helped relative performance. Bank of America’s shares reacted positively to better-than-expected credit trends during the reporting period and increased future earnings guidance. The company announced expectations for lower expenses, higher interest rates and a greater level of capital return over the next several years that are expected to drive earnings higher than initially expected.

Within other sectors, overweight positions in multinational retailer Best Buy Co., high-performance laser manufacturer IPG Photonics and broadband communications and networking services company Broadcom all contributed to relative performance. Holdings of video game maker Electronic Arts (b) and online travel company Priceline Group (b), and underweight positions in integrated oil and gas company Exxon Mobil and oil field services company Schlumberger (h), further supported relative returns. Shares of Priceline Group rose during the reporting period as the company reported room bookings which exceeded expectations. Additionally, continued growth in the

4

Management Review – continued

company’s supply of bookable properties, and the announcement that an additional phase of share repurchases was authorized by its board of directors, benefited results.

Respectfully,

Jim Fallon	Matt Krummell	Jonathan Sage	Jed Stocks
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 5/31/17

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

6

Performance Summary – continued

Total Returns through 5/31/17

Average annual without sales charge

Share Class	Class Inception Date	1-yr	Life (t)
A	9/15/15	12.71%	11.37%
B	9/15/15	11.80%	10.55%
C	9/15/15	11.81%	10.53%
I	9/15/15	12.96%	11.72%
R1	9/15/15	11.85%	10.58%
R2	9/15/15	12.38%	11.10%
R3	9/15/15	12.72%	11.41%
R4	9/15/15	12.96%	11.65%
R6 (formerly Class R5)	9/15/15	13.08%	11.73%
Comparative benchmark
Russell 1000® Value Index (f)		14.66%	14.48%
Average annual with sales charge
A With Initial Sales Charge (5.75%)		6.23%	7.59%
B With CDSC (Declining over six years from 4% to 0%) (v)		7.80%	8.36%
C With CDSC (1% for 12 months) (v)		10.81%	10.53%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

Effective	August 26, 2016, Class R5 shares were renamed Class R6 shares.
(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition

Russell 1000® Value Index – constructed to provide a comprehensive barometer for the value securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have lower price-to-book ratios and lower forecasted growth values. The Russell 1000® Value Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.

7

Performance Summary – continued

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, December 1, 2016 through May 31, 2017

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period December 1, 2016 through May 31, 2017.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/16	Ending Account Value 5/31/17	Expenses Paid During Period (p) 12/01/16-5/31/17
A	Actual	0.74%	$1,000.00	$1,053.32	$3.79
	Hypothetical (h)	0.74%	$1,000.00	$1,021.24	$3.73
B	Actual	1.49%	$1,000.00	$1,049.41	$7.61
	Hypothetical (h)	1.49%	$1,000.00	$1,017.50	$7.49
C	Actual	1.49%	$1,000.00	$1,049.34	$7.61
	Hypothetical (h)	1.49%	$1,000.00	$1,017.50	$7.49
I	Actual	0.49%	$1,000.00	$1,054.93	$2.51
	Hypothetical (h)	0.49%	$1,000.00	$1,022.49	$2.47
R1	Actual	1.49%	$1,000.00	$1,049.82	$7.61
	Hypothetical (h)	1.49%	$1,000.00	$1,017.50	$7.49
R2	Actual	0.99%	$1,000.00	$1,052.16	$5.07
	Hypothetical (h)	0.99%	$1,000.00	$1,020.00	$4.99
R3	Actual	0.74%	$1,000.00	$1,053.50	$3.79
	Hypothetical (h)	0.74%	$1,000.00	$1,021.24	$3.73
R4	Actual	0.49%	$1,000.00	$1,053.95	$2.51
	Hypothetical (h)	0.49%	$1,000.00	$1,022.49	$2.47
R6	Actual	0.45%	$1,000.00	$1,055.13	$2.31
	Hypothetical (h)	0.45%	$1,000.00	$1,022.69	$2.27

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

10

PORTFOLIO OF INVESTMENTS

5/31/17

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 98.0%
Issuer	Shares/Par	Value ($)
Aerospace - 3.0%
Northrop Grumman Corp.	5,297	$1,373,088
Textron, Inc.	8,261	394,876
United Technologies Corp.	14,447	1,752,132

		$3,520,096
Airlines - 0.9%
Copa Holdings S.A., “A”	9,490	$1,072,750

Alcoholic Beverages - 0.7%
Constellation Brands, Inc., “A”	4,289	$783,815

Apparel Manufacturers - 0.5%
PVH Corp.	5,811	$615,675

Automotive - 0.7%
Lear Corp.	5,889	$877,697

Biotechnology - 1.1%
Celgene Corp. (a)	11,311	$1,294,091

Business Services - 3.8%
DXC Technology Co.	21,961	$1,702,417
FleetCor Technologies, Inc. (a)	2,577	371,835
Global Payments, Inc.	11,257	1,031,254
Realogy Holdings Corp.	43,557	1,326,746

		$4,432,252
Cable TV - 1.4%
Comcast Corp., “A”	38,339	$1,598,353

Chemicals - 1.0%
LyondellBasell Industries N.V., “A”	15,058	$1,212,470

Computer Software - Systems - 1.3%
Hewlett Packard Enterprise	80,419	$1,512,681

Construction - 1.3%
Owens Corning	23,805	$1,485,432

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Consumer Products - 2.9%
Newell Brands, Inc.	22,287	$1,180,096
Procter & Gamble Co.	25,763	2,269,463

		$3,449,559
Consumer Services - 0.3%
Priceline Group, Inc. (a)	193	$362,278

Containers - 0.9%
Graphic Packaging Holding Co.	80,231	$1,083,921

Electrical Equipment - 1.4%
General Electric Co.	42,951	$1,175,998
W.W. Grainger, Inc.	3,047	524,937

		$1,700,935
Electronics - 2.6%
Applied Materials, Inc.	17,599	$807,442
Broadcom Corp.	2,894	693,055
Intel Corp.	42,340	1,528,898

		$3,029,395
Energy - Independent - 7.1%
Anadarko Petroleum Corp.	25,755	$1,301,400
EOG Resources, Inc.	13,678	1,235,260
Noble Energy, Inc.	29,694	851,921
Occidental Petroleum Corp.	19,113	1,126,329
Phillips 66	15,394	1,171,637
Range Resources Corp.	10,083	232,514
Rice Energy, Inc. (a)	73,321	1,466,420
Valero Energy Corp.	15,685	964,157

		$8,349,638
Energy - Integrated - 2.5%
Chevron Corp.	6,482	$670,757
Exxon Mobil Corp.	28,963	2,331,522

		$3,002,279
Food & Beverages - 3.3%
Archer Daniels Midland Co.	36,423	$1,514,468
Bunge Ltd.	12,315	984,831
J.M. Smucker Co.	11,250	1,438,312

		$3,937,611
Gaming & Lodging - 0.6%
Royal Caribbean Cruises Ltd.	6,259	$689,617

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
General Merchandise - 0.6%
Wal-Mart Stores, Inc.	9,412	$739,783

Insurance - 7.5%
American International Group, Inc.	9,193	$584,951
Berkshire Hathaway, Inc., “B” (a)	9,558	1,579,746
Chubb Ltd.	13,463	1,927,767
MetLife, Inc.	38,544	1,949,941
Prudential Financial, Inc.	15,270	1,601,060
Validus Holdings Ltd.	21,696	1,158,566

		$8,802,031
Leisure & Toys - 0.8%
Electronic Arts, Inc. (a)	8,093	$917,180

Machinery & Tools - 1.7%
IPG Photonics Corp. (a)	5,543	$770,699
Regal Beloit Corp.	4,532	358,934
United Rentals, Inc. (a)	7,557	821,673

		$1,951,306
Major Banks - 12.1%
Bank of America Corp.	173,889	$3,896,852
Goldman Sachs Group, Inc.	8,055	1,701,699
JPMorgan Chase & Co.	50,459	4,145,207
Morgan Stanley	12,973	541,493
PNC Financial Services Group, Inc.	16,800	1,994,160
Wells Fargo & Co.	40,118	2,051,635

		$14,331,046
Medical & Health Technology & Services - 2.4%
Express Scripts Holding Co. (a)	6,406	$382,759
HCA Healthcare, Inc. (a)	18,219	1,492,318
McKesson Corp.	5,987	976,420

		$2,851,497
Medical Equipment - 4.4%
Abbott Laboratories	43,938	$2,006,209
Stryker Corp.	9,793	1,400,007
Thermo Fisher Scientific, Inc.	10,695	1,847,989

		$5,254,205
Natural Gas - Distribution - 0.6%
Sempra Energy	5,749	$669,701

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Network & Telecom - 2.6%
Cisco Systems, Inc.	96,613	$3,046,208

Oil Services - 1.3%
Halliburton Co.	34,714	$1,568,726

Other Banks & Diversified Financials - 4.8%
Citigroup, Inc.	48,243	$2,920,630
Discover Financial Services	25,511	1,497,496
Synchrony Financial	21,197	569,140
Zions Bancorporation	16,820	673,977

		$5,661,243
Pharmaceuticals - 3.8%
Eli Lilly & Co.	16,823	$1,338,606
Johnson & Johnson	13,063	1,675,330
Merck & Co., Inc.	5,397	351,399
Pfizer, Inc.	35,705	1,165,768

		$4,531,103
Pollution Control - 0.7%
Waste Management, Inc.	10,738	$782,908

Railroad & Shipping - 1.8%
Union Pacific Corp.	18,753	$2,068,456

Real Estate - 3.1%
Medical Properties Trust, Inc., REIT	90,685	$1,174,371
Mid-America Apartment Communities, Inc., REIT	12,043	1,227,664
Store Capital Corp., REIT	34,606	705,270
Washington Prime Group, Inc., REIT	80,091	611,094

		$3,718,399
Restaurants - 0.6%
Aramark	19,219	$716,100

Specialty Chemicals - 0.5%
Air Products & Chemicals, Inc.	4,285	$617,297

Specialty Stores - 1.8%
Best Buy Co., Inc.	28,727	$1,706,096
Urban Outfitters, Inc. (a)	24,378	460,013

		$2,166,109

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Telecommunications - Wireless - 0.5%
Sprint Corp. (a)	70,321	$597,025

Telephone Services - 1.9%
AT&T, Inc.	35,899	$1,383,189
Verizon Communications, Inc.	18,666	870,582

		$2,253,771
Tobacco - 1.7%
Altria Group, Inc.	13,858	$1,045,448
Philip Morris International, Inc.	7,589	909,162

		$1,954,610
Utilities - Electric Power - 5.5%
American Electric Power Co., Inc.	10,945	$785,632
DTE Energy Co.	12,897	1,412,479
Exelon Corp.	51,792	1,880,568
FirstEnergy Corp.	21,086	616,555
PPL Corp.	45,239	1,805,488

		$6,500,722
Total Common Stocks (Identified Cost, $108,088,631)		$115,709,971

Money Market Funds - 1.4%
MFS Institutional Money Market Portfolio, 0.87% (v) (Identified Cost, $1,704,043)	1,704,145	$1,704,145
Total Investments (Identified Cost, $109,792,674)		$117,414,116

Other Assets, Less Liabilities - 0.6%		724,386
Net Assets - 100.0%		$118,138,502

(a)	Non-income producing security.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

REIT	Real Estate Investment Trust

See Notes to Financial Statements

15

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 5/31/17

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments
Non-affiliated issuers, at value (identified cost, $108,088,631)	$115,709,971
Underlying affiliated funds, at value (identified cost, $1,704,043)	1,704,145
Total investments, at value (identified cost, $109,792,674)	117,414,116
Receivables for
Fund shares sold	505,102
Dividends	273,973
Receivable from investment adviser	13,841
Other assets	573
Total assets	$118,207,605
Liabilities
Payable for fund shares reacquired	$5,175
Payable to affiliates
Shareholder servicing costs	135
Distribution and service fees	60
Payable for independent Trustees’ compensation	1
Accrued expenses and other liabilities	63,732
Total liabilities	$69,103
Net Assets	$118,138,502
Net assets consist of
Paid-in capital	$108,547,648
Unrealized appreciation (depreciation) on investments	7,621,442
Accumulated net realized gain (loss) on investments	1,133,131
Undistributed net investment income	836,281
Net assets	$118,138,502
Shares of beneficial interest outstanding	9,935,450

16

Statement of Assets And Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$1,012,425	85,432	$11.85
Class B	148,155	12,562	11.79
Class C	586,010	49,903	11.74
Class I	532,731	44,819	11.89
Class R1	59,389	5,033	11.80
Class R2	59,898	5,053	11.85
Class R3	60,154	5,068	11.87
Class R4	60,411	5,083	11.88
Class R6 (formerly Class R5)	115,619,329	9,722,497	11.89

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $12.57 [100 / 94.25 x 11.85]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.

See Notes to Financial Statements

17

Financial Statements

STATEMENT OF OPERATIONS

Year ended 5/31/17

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$2,003,599
Dividends from underlying affiliated funds	6,629
Total investment income	$2,010,228
Expenses
Management fee	345,160
Distribution and service fees	7,274
Shareholder servicing costs	1,824
Administrative services fee	24,510
Independent Trustees’ compensation	2,466
Custodian fee	11,370
Shareholder communications	7,950
Audit and tax fees	52,630
Legal fees	969
Registration fees	118,161
Miscellaneous	16,258
Total expenses	$588,572
Reduction of expenses by investment adviser	(194,536)
Net expenses	$394,036
Net investment income	$1,616,192
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investments:
Non-affiliated issuers	$1,180,579
Underlying affliliated funds	67
Net realized gain (loss) on investments	$1,180,646
Change in unrealized appreciation (depreciation) on investments	7,465,427
Net realized and unrealized gain (loss) on investments	$8,646,073
Change in net assets from operations	$10,262,265

See Notes to Financial Statements

18

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

Change in net assets	Year ended 5/31/17	Period ended 5/31/16(c)
From operations
Net investment income	$1,616,192	$34,664
Net realized gain (loss) on investments	1,180,646	(15,107)
Net unrealized gain (loss) on investments	7,465,427	156,015
Change in net assets from operations	$10,262,265	$175,572
Distributions declared to shareholders
From net investment income	$(800,055)	$(15,001)
From net realized gain on investments	—	(10,601)
Total distributions declared to shareholders	$(800,055)	$(25,602)
Change in net assets from fund share transactions	$105,731,652	$2,794,670
Total change in net assets	$115,193,862	$2,944,640
Net assets
At beginning of period	2,944,640	—
At end of period (including undistributed net investment income of $836,281 and $20,144, respectively)	$118,138,502	$2,944,640

(c)	For the period from the commencement of the fund’s investment operations, September 15, 2015, through the stated period end.

See Notes to Financial Statements

19

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended 5/31/17	Period ended 5/31/16 (c)
Net asset value, beginning of period	$10.57	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.18	$0.12
Net realized and unrealized gain (loss) on investments	1.16	0.55
Total from investment operations	$1.34	$0.67
Less distributions declared to shareholders
From net investment income	$(0.06)	$(0.06)
From net realized gain on investments	—	(0.04)
Total distributions declared to shareholders	$(0.06)	$(0.10)
Net asset value, end of period (x)	$11.85	$10.57
Total return (%) (r)(s)(t)(x)	12.71	6.70	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.90	5.03	(a)
Expenses after expense reductions (f)	0.74	0.71	(a)
Net investment income	1.59	1.74	(a)
Portfolio turnover	51	33	(n)
Net assets at end of period (000 omitted)	$1,012	$420

See Notes to Financial Statements

20

Financial Highlights – continued

Class B	Year ended 5/31/17	Period ended 5/31/16 (c)
Net asset value, beginning of period	$10.55	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.10	$0.07
Net realized and unrealized gain (loss) on investments	1.15	0.55
Total from investment operations	$1.25	$0.62
Less distributions declared to shareholders
From net investment income	$(0.01)	$(0.03)
From net realized gain on investments	—	(0.04)
Total distributions declared to shareholders	$(0.01)	$(0.07)
Net asset value, end of period (x)	$11.79	$10.55
Total return (%) (r)(s)(t)(x)	11.80	6.20	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.53	6.53	(a)
Expenses after expense reductions (f)	1.49	1.46	(a)
Net investment income	0.84	0.94	(a)
Portfolio turnover	51	33	(n)
Net assets at end of period (000 omitted)	$148	$60

Class C	Year ended 5/31/17	Period ended 5/31/16 (c)
Net asset value, beginning of period	$10.53	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.10	$0.07
Net realized and unrealized gain (loss) on investments	1.14	0.54
Total from investment operations	$1.24	$0.61
Less distributions declared to shareholders
From net investment income	$(0.03)	$(0.04)
From net realized gain on investments	—	(0.04)
Total distributions declared to shareholders	$(0.03)	$(0.08)
Net asset value, end of period (x)	$11.74	$10.53
Total return (%) (r)(s)(t)(x)	11.81	6.16	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.33	6.15	(a)
Expenses after expense reductions (f)	1.49	1.46	(a)
Net investment income	0.83	0.91	(a)
Portfolio turnover	51	33	(n)
Net assets at end of period (000 omitted)	$586	$137

See Notes to Financial Statements

21

Financial Highlights – continued

Class I	Year ended 5/31/17	Period ended 5/31/16 (c)
Net asset value, beginning of period	$10.60	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.21	$0.14
Net realized and unrealized gain (loss) on investments	1.16	0.56
Total from investment operations	$1.37	$0.70
Less distributions declared to shareholders
From net investment income	$(0.08)	$(0.06)
From net realized gain on investments	—	(0.04)
Total distributions declared to shareholders	$(0.08)	$(0.10)
Net asset value, end of period (x)	$11.89	$10.60
Total return (%) (r)(s)(t)(x)	12.96	7.02	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.43	5.02	(a)
Expenses after expense reductions (f)	0.49	0.46	(a)
Net investment income	1.84	1.95	(a)
Portfolio turnover	51	33	(n)
Net assets at end of period (000 omitted)	$533	$189

Class R1	Year ended 5/31/17	Period ended 5/31/16 (c)
Net asset value, beginning of period	$10.55	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.10	$0.07
Net realized and unrealized gain (loss) on investments	1.15	0.55
Total from investment operations	$1.25	$0.62
Less distributions declared to shareholders
From net investment income	$—	$(0.03)
From net realized gain on investments	—	(0.04)
Total distributions declared to shareholders	$—	$(0.07)
Net asset value, end of period (x)	$11.80	$10.55
Total return (%) (r)(s)(t)(x)	11.85	6.20	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	3.03	6.58	(a)
Expenses after expense reductions (f)	1.49	1.46	(a)
Net investment income	0.85	0.95	(a)
Portfolio turnover	51	33	(n)
Net assets at end of period (000 omitted)	$59	$53

See Notes to Financial Statements

22

Financial Highlights – continued

Class R2	Year ended 5/31/17	Period ended 5/31/16 (c)
Net asset value, beginning of period	$10.57	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.15	$0.10
Net realized and unrealized gain (loss) on investments	1.16	0.55
Total from investment operations	$1.31	$0.65
Less distributions declared to shareholders
From net investment income	$(0.03)	$(0.04)
From net realized gain on investments	—	(0.04)
Total distributions declared to shareholders	$(0.03)	$(0.08)
Net asset value, end of period (x)	$11.85	$10.57
Total return (%) (r)(s)(t)(x)	12.38	6.56	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.53	6.08	(a)
Expenses after expense reductions (f)	0.99	0.96	(a)
Net investment income	1.35	1.45	(a)
Portfolio turnover	51	33	(n)
Net assets at end of period (000 omitted)	$60	$53

Class R3	Year ended 5/31/17	Period ended 5/31/16 (c)
Net asset value, beginning of period	$10.58	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.18	$0.12
Net realized and unrealized gain (loss) on investments	1.16	0.55
Total from investment operations	$1.34	$0.67
Less distributions declared to shareholders
From net investment income	$(0.05)	$(0.05)
From net realized gain on investments	—	(0.04)
Total distributions declared to shareholders	$(0.05)	$(0.09)
Net asset value, end of period (x)	$11.87	$10.58
Total return (%) (r)(s)(t)(x)	12.72	6.74	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.27	5.83	(a)
Expenses after expense reductions (f)	0.74	0.71	(a)
Net investment income	1.60	1.70	(a)
Portfolio turnover	51	33	(n)
Net assets at end of period (000 omitted)	$60	$53

See Notes to Financial Statements

23

Financial Highlights – continued

Class R4	Year ended 5/31/17	Period ended 5/31/16 (c)
Net asset value, beginning of period	$10.59	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.21	$0.14
Net realized and unrealized gain (loss) on investments	1.16	0.55
Total from investment operations	$1.37	$0.69
Less distributions declared to shareholders
From net investment income	$(0.08)	$(0.06)
From net realized gain on investments	—	(0.04)
Total distributions declared to shareholders	$(0.08)	$(0.10)
Net asset value, end of period (x)	$11.88	$10.59
Total return (%) (r)(s)(t)(x)	12.96	6.92	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.02	5.58	(a)
Expenses after expense reductions (f)	0.49	0.46	(a)
Net investment income	1.85	1.95	(a)
Portfolio turnover	51	33	(n)
Net assets at end of period (000 omitted)	$60	$53

Class R6 (formerly Class R5)	Year ended 5/31/17	Period ended 5/31/16 (c)
Net asset value, beginning of period	$10.59	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.22	$0.14
Net realized and unrealized gain (loss) on investments	1.16	0.55
Total from investment operations	$1.38	$0.69
Less distributions declared to shareholders
From net investment income	$(0.08)	$(0.06)
From net realized gain on investments	—	(0.04)
Total distributions declared to shareholders	$(0.08)	$(0.10)
Net asset value, end of period (x)	$11.89	$10.59
Total return (%) (r)(s)(t)(x)	13.08	6.92	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.65	5.57	(a)
Expenses after expense reductions (f)	0.45	0.45	(a)
Net investment income	1.88	1.96	(a)
Portfolio turnover	51	33	(n)
Net assets at end of period (000 omitted)	$115,619	$1,925

See Notes to Financial Statements

24

Financial Highlights – continued

(a)	Annualized.
(c)	For the period from the commencement of the fund’s investment operations, September 15, 2015, through the stated period end.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

25

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Blended Research Value Equity Fund (the fund) is a diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduces two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impacts of the Rule, management believes that many of the Regulation S-X amendments are consistent with the fund’s current financial statement presentation and expects that the fund will be able to comply with the Rule’s Regulation S-X amendments by the August 1, 2017 compliance date.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid

26

Notes to Financial Statements – continued

quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of

27

Notes to Financial Statements – continued

input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of May 31, 2017 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$115,709,971	$—	$—	$115,709,971
Mutual Funds	1,704,145	—	—	1,704,145
Total Investments	$117,414,116	$—	$—	$117,414,116

For further information regarding security characteristics, see the Portfolio of Investments.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries

28

Notes to Financial Statements – continued

in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 5/31/17	Period ended 5/31/16 (c)
Ordinary income (including any short-term capital gains)	$800,055	$25,602

(c)	For the period from the commencement of the fund’s investment operations, September 15, 2015, through the stated period end.

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 5/31/17
Cost of investments	$109,917,657
Gross appreciation	11,164,029
Gross depreciation	(3,667,570)
Net unrealized appreciation (depreciation)	$7,496,459
Undistributed ordinary income	2,094,395

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares

29

Notes to Financial Statements – continued

approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 5/31/17	Period ended 5/31/16 (c)	Year ended 5/31/17	Period ended 5/31/16 (c)
Class A	$3,951	$2,165	$—	$1,521
Class B	44	140	—	198
Class C	1,022	536	—	489
Class I	2,697	713	—	483
Class R1	—	140	—	198
Class R2	144	216	—	198
Class R3	276	254	—	198
Class R4	409	292	—	198
Class R6 (formerly Class R5)	791,512	10,545	—	7,118
Total	$800,055	$15,001	$—	$10,601

Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.

(c)	For the period from the commencement of the fund’s investment operations, September 15, 2015, through the stated period end.

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.40%
Next $1.5 billion of average daily net assets	0.375%
Average daily net assets in excess of $2.5 billion	0.35%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended May 31, 2017, this management fee reduction amounted to $6,416, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended May 31, 2017 was equivalent to an annual effective rate of 0.39% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes
A	B	C	I	R1	R2	R3	R4	R6 (formerly Class R5)
0.74%	1.49%	1.49%	0.49%	1.49%	0.99%	0.74%	0.49%	0.45%

30

Notes to Financial Statements – continued

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until September 30, 2018. For the year ended May 31, 2017, this reduction amounted to $188,120, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $2,556 for the year ended May 31, 2017, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$1,781
Class B	0.75%	0.25%	1.00%	1.00%	1,039
Class C	0.75%	0.25%	1.00%	1.00%	3,460
Class R1	0.75%	0.25%	1.00%	1.00%	567
Class R2	0.25%	0.25%	0.50%	0.50%	284
Class R3	—	0.25%	0.25%	0.25%	143
Total Distribution and Service Fees					$7,274

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended May 31, 2017 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. There were no service fee rebates for the year ended May 31,2017.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended May 31, 2017, were as follows:

Amount
Class A	$—
Class B	—
Class C	5

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing

31

Notes to Financial Statements – continued

agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended May 31, 2017, the fee was $431, which equated to 0.0005% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended May 31, 2017, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $1,393.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended May 31, 2017 was equivalent to an annual effective rate of 0.0284% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended May 31, 2017, the fee paid by the fund under this agreement was $148 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

On September 14, 2015, MFS purchased 180,000 shares of Class R6 (formerly Class R5) and 5,000 shares of Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3, and Class R4, for an aggregate amount of $2,200,000 as an initial investment in the fund.

On March 16, 2016, MFS purchased 242 shares of Class I for an aggregate amount of $2,449.

On September 22, 2016, MFS redeemed 173,516 shares of Class R6 for an aggregate amount of $1,900,000.

On March 16, 2017, MFS purchased 1,815 shares of Class I for an aggregate amount of $21,960.

32

Notes to Financial Statements – continued

At May 31, 2017, MFS held approximately 100% of the outstanding shares of Class R1, Class R2, Class R3, and Class R4, respectively.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. Under this policy, cross-trades are effected at current market prices with no remuneration paid in connection with the transaction. During the year ended May 31, 2017, the fund engaged in sale transactions pursuant to this policy, which amounted to $628,914. The sales transactions resulted in net realized gains (losses) of $(150,301).

(4) Portfolio Securities

For the year ended May 31, 2017, purchases and sales of investments, other than short-term obligations, aggregated $148,669,791 and $43,435,782, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 5/31/17		Period ended 5/31/16 (c)
	Shares	Amount	Shares	Amount
Shares sold
Class A	80,136	$917,231	58,052	$588,547
Class B	7,531	85,805	5,678	56,952
Class C	38,277	441,024	17,818	182,004
Class I	45,802	533,387	22,591	225,973
Class R1	—	—	5,000	50,000
Class R2	—	—	5,000	50,000
Class R3	—	—	5,000	50,000
Class R4	—	—	5,000	50,000
Class R6 (formerly Class R5)	10,949,477	120,600,722	180,000	1,800,000
	11,121,223	$122,578,169	304,139	$3,053,476

Shares issued to shareholders in reinvestment of distributions
Class A	335	$3,913	363	$3,686
Class B	4	44	33	337
Class C	88	1,022	101	1,025
Class I	230	2,697	117	1,196
Class R1	—	—	33	337
Class R2	12	144	41	413
Class R3	24	276	44	452
Class R4	35	409	48	490
Class R6 (formerly Class R5)	67,593	791,512	1,740	17,663
	68,321	$800,017	2,520	$25,599

33

Notes to Financial Statements – continued

	Year ended 5/31/17		Period ended 5/31/16 (c)
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(34,758)	$(395,561)	(18,696)	$(187,405)
Class B	(681)	(7,942)	(3)	(35)
Class C	(1,499)	(17,662)	(4,882)	(46,765)
Class I	(19,052)	(226,387)	(4,869)	(50,200)
Class R6 (formerly Class R5)	(1,476,313)	(16,998,982)	—	—
	(1,532,303)	$(17,646,534)	(28,450)	$(284,405)

Net change
Class A	45,713	$525,583	39,719	$404,828
Class B	6,854	77,907	5,708	57,254
Class C	36,866	424,384	13,037	136,264
Class I	26,980	309,697	17,839	176,969
Class R1	—	—	5,033	50,337
Class R2	12	144	5,041	50,413
Class R3	24	276	5,044	50,452
Class R4	35	409	5,048	50,490
Class R6 (formerly Class R5)	9,540,757	104,393,252	181,740	1,817,663
	9,657,241	$105,731,652	278,209	$2,794,670

Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.

(c)	For the period from the commencement of the fund’s investment operations, September 15, 2015, through the stated period end.

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Lifetime 2030 Fund, the MFS Lifetime 2040 Fund, the MFS Lifetime Income Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2020 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2045 Fund, and the MFS Lifetime 2055 Fund were the owners of record of approximately 23%, 21%, 11%, 10%, 9%, 8%, 7%, 7%, and 2%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2060 Fund was the owner of record of less than 1% of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to

34

Notes to Financial Statements – continued

each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended May 31, 2017, the fund’s commitment fee and interest expense were $526 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	142,263	24,197,890	(22,636,008)	1,704,145

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$67	$—	$6,629	$1,704,145

35

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust X and the Shareholders of MFS Blended Research Value Equity Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Blended Research Value Equity Fund (one of the series of MFS Series Trust X) (the “Fund”) as of May 31, 2017, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period from September 15, 2015 (the commencement of the Fund’s investment operations) through May 31, 2016. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2017, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Blended Research Value Equity Fund as of May 31, 2017, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period from September 15, 2015 (the commencement of the Fund’s investment operations) through May 31, 2016, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

July 14, 2017

36

RESULTS OF SHAREHOLDER MEETING

(unaudited)

At a special meeting of shareholders of MFS Series Trust X, which was held on March 23, 2017, the following action was taken:

Item 1: To elect the following individuals as Trustees:

	Number of Dollars
Nominee	For	Withheld Authority
Steven E. Buller	47,079,841,296.441	543,077,753.583
John A. Caroselli	47,079,263,500.928	543,655,575.185
Maureen R. Goldfarb	47,079,730,700.440	543,181,611.914
David H. Gunning	46,973,805,216.237	649,457,370.227
Michael Hegarty	46,963,820,909.200	659,098,181.884
John P. Kavanaugh	47,086,401,597.642	536,517,432.631
Robert J. Manning	46,927,144,555.187	695,767,735.086
Clarence Otis, Jr.	47,049,690,674.050	573,228,402.063
Maryanne L. Roepke	47,108,547,219.521	514,365,128.003
Robin A. Stelmach	47,016,854,425.599	606,057,854.004
Laurie J. Thomsen	47,030,508,189.274	592,404,165.359

37

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of July 1, 2017, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 53)	Trustee	February 2004	136	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A
Robin A. Stelmach (k) (age 55)	Trustee	January 2014	136	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 75)	Trustee and Chair of Trustees	January 2004	136	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman (until 2013)

38

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships (j)
Steven E. Buller (age 65)	Trustee	February 2014	136	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A
John A. Caroselli (age 63)	Trustee	March 2017	136	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A
Maureen R. Goldfarb (age 62)	Trustee	January 2009	136	Private investor	N/A
Michael Hegarty (age 72)	Trustee	December 2004	136	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)
John P. Kavanaugh (age 62)	Trustee and Vice Chair of Trustees	January 2009	136	Private investor	N/A
Clarence Otis, Jr. (age 61)	Trustee	March 2017	136	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; Federal Reserve Bank of Atlanta, Director (until 2015)

39

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships (j)
Maryanne L. Roepke (age 61)	Trustee	May 2014	136	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 59)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kino Clark (k) (age 49)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 50)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)
Thomas H. Connors (k) (age 57)	Assistant Secretary and Assistant Clerk	September 2012	136	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)

40

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Ethan D. Corey (k) (age 53)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
David L. DiLorenzo (k) (age 48)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 49)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)
Brian E. Langenfeld (k) (age 44)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Senior Counsel
Susan A. Pereira (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Senior Counsel
Kasey L. Phillips (k) (age 46)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)

41

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Matthew A. Stowe (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Frank L. Tarantino (age 73)	Independent Senior Officer	June 2004	136	Tarantino LLC (provider of compliance services), Principal
Richard S. Weitzel (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2007	136	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Martin J. Wolin (k) (age 49)	Chief Compliance Officer	July 2015	136	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)
James O. Yost (k) (age 57)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

42

Trustees and Officers – continued

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kavanaugh and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers
Jim Fallon
Matt Krummell
Jonathan Sage
Jed Stocks

43

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available on mfs.com by following these steps once you have selected “Individual Investor” as your role: (1) Click on the “Individual Investor Home” in the top navigation and then select the “Announcements” option within the “Market Outlooks” drop down, or (2) Click on “Products & Services” and “Mutual Funds” and then choose the fund’s name in the “Select a fund” menu.

44

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2017 income tax forms in January 2018. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $117,215 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 57.56% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

45

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

46

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

47

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

May 31, 2017

MFS® BLENDED RESEARCH® MID CAP EQUITY FUND

BMS-ANN

MFS® BLENDED RESEARCH® MID CAP EQUITY FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

Despite policy uncertainty accompanying a new presidential administration in the United States and unease over looming Brexit negotiations, most markets have proved resilient. U.S. share prices have reached new highs, and U.S. bond yields rose on hopes surrounding President Trump’s proposed fiscal policies and indications that the U.S. Federal Reserve will continue to gradually hike interest rates. However, interest rates in most developed markets remain very low, with central banks maintaining accommodative monetary policies in hopes of reinvigorating slow-growing economies and lifting inflation.

Globally, economic growth has shown signs of recovery, led by China, the U.S. and the eurozone. Despite better growth, there are few immediate signs of worrisome inflation, as wage growth remains muted. Emerging market economies are recovering at a somewhat slower pace amid fears that restrictive U.S. trade policies could further hamper the restrained pace of global trade growth. Looking ahead, markets will have to contend with elections in the United Kingdom and Germany in the months ahead, as well as geopolitical hot spots on the Korean peninsula and in the Middle East.

At MFS®, we believe time is an asset. A patient, long-term approach to investing can have a powerful impact on decision making and outcomes. Time arbitrage, as we call it, simply comes down to having the conviction and discipline to allow enough time for good investment ideas to play out. In our view, such an approach, along with the professional guidance of a financial advisor, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

July 14, 2017

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
NVIDIA Corp.	2.9%
Electronic Arts, Inc.	2.4%
Domino’s Pizza, Inc.	1.8%
Xcel Energy, Inc.	1.6%
Intuit, Inc.	1.6%
Edwards Lifesciences Corp.	1.6%
East West Bancorp, Inc.	1.6%
PPL Corp.	1.6%
Regal Beloit Corp.	1.6%
Best Buy Co., Inc.	1.5%

Equity sectors
Financial Services	18.1%
Technology	11.3%
Leisure	10.0%
Health Care	9.9%
Industrial Goods & Services	9.0%
Utilities & Communications	8.3%
Special Products & Services	7.2%
Energy	5.9%
Consumer Staples	5.8%
Retailing	4.8%
Basic Materials	4.2%
Autos & Housing	2.3%
Transportation	2.0%

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of May 31, 2017.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the period August 19, 2016 to May 31, 2017, Class A shares of the MFS Blended Research Mid Cap Equity Fund (“fund”) provided a total return of 10.72%, at net asset value. This compares with a return of 9.96% for the fund’s benchmark, the Russell Midcap® Index.

Market Environment

Global growth improved during much of the reporting period as oil prices recovered from their earlier plunge and fiscal and monetary stimulus from China took hold. Market confidence increased after the US elections in November in anticipation of lower taxes, a lighter regulatory burden and increased infrastructure spending, boosting US equities and bond yields. The US Federal Reserve increased interest rates by 25 basis points at the end of the period, bringing the total number of quarter-percent hikes in the federal funds rate to three since December 2015. Globally, however, central bank policy remained highly accommodative, which forced many government, and even some corporate, bond yields into negative territory during the period. In the first half of the period, markets dealt with the aftermath of the United Kingdom’s decision to leave the European Union, but a feared populist wave across Europe failed to transpire after establishment candidates won the Dutch and French elections.

Headwinds from lower energy and commodity prices abated during the period as stabilizing oil prices helped push energy earnings higher relative to expectations. A sharp rise in the US dollar was an earnings headwind for multinationals, but has since subsided. US consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. Demand for autos reached near-record territory before tapering off at the end of the period, while the housing market continued its recovery. Global trade, which was sluggish early in the period, showed signs of improvement in the period’s second half and emerging market (“EM”) countries began to show signs of a modest upturn in activity along with adjustment in their external accounts. These improved conditions appeared to have reassured investors and contributed to record inflows into the asset class during the summer months as negative yields for an increasing share of developed market bonds drove yield-hungry investors further out on the risk spectrum. Similar investor inflows were experienced in the investment grade and high yield corporate markets. Late in the reporting period, however, new challenges emerged for emerging markets debt as a result of the US presidential election, which raised concerns about the potential for a protectionist turn in US trade policy which could negatively impact EM economies. These concerns, along with rising expectations for US growth, inflation and interest rates, have turned the tables on flows into emerging markets debt. Since the election, flows have reversed. As of the end of the period, the markets seemed to be in “wait-and-see” mode, looking for evidence to either confirm or refute the repricing of risk that has occurred since Election Day.

3

Management Review – continued

Contributors to Performance

Strong stock selection in both the leisure and industrial goods & services sectors was a primary factor for the fund’s outperformance relative to the Russell Midcap® Index. Within the leisure sector, overweight positions in video game maker Electronic Arts and pizza delivery company Domino’s Pizza, and holdings of game software developer Take-Two Interactive Software (b), helped relative returns. Shares of Domino’s Pizza appreciated during the reporting period as the company posted results which surpassed market estimates, driven by strong growth in same-store sales, which benefited from continued momentum in the new loyalty program. A higher store count and stronger sales in international markets also contributed to the positive results. Within the industrial goods & services sector, an overweight position in equipment rental company United Rentals helped relative performance after the company reported stronger-than-expected earnings and announced plans to acquire aerial equipment company NES Rentals.

Favorable security selection in the financial services sector also aided relative returns. Here, the fund’s overweight positions in bank holding company East West Bancorp, insurance and retirement businesses company Lincoln National and financial services firm Fifth Third Bancorp benefited relative results.

Elsewhere, overweight positions in computer graphics processors maker NVIDIA and medical devices manufacturer Edward Lifesciences further contributed to relative performance. Shares of NVIDIA outperformed the benchmark during the reporting period on strong growth in data center sales and continued support from the company’s gaming unit. Holdings of oil and natural gas exploration company Oasis Petroleum (b)(h) further supported relative returns.

Detractors from Performance

Weak stock selection and an overweight position in the energy sector weighed on relative performance. The most notable relative detractors within this sector were the fund’s overweight holdings of natural gas exploration companies Rice Energy and Range Resources, and holdings of natural gas exploration company PDC Energy (b)(h).

Security selection within the special products & services sector also hindered relative performance, led by the fund’s overweight position in global fleet vehicle fuel card provider Fleetcor Technologies, as the stock underperformed the benchmark during the reporting period.

Security selection and, to a lesser extent, an overweight position in the retailing sector weighed on relative results. Within this weak-performing sector, the fund’s overweight position in apparel retailer Urban Outfitters detracted from relative returns. Shares of Urban Outfitters fell as the company posted weaker-than-expected results, owing primarily to lower growth, modest sales and a higher-than-anticipated tax rate. In addition, the fund’s overweight position in automotive replacement parts distributor AutoZone detracted from relative performance. Shares of AutoZone declined as revenues came in softer than expected. Results were negatively impacted by a decrease in ‘do it yourself’ customer traffic due to a delay in the timing of personal tax refunds.

4

Management Review – continued

Within other sectors, holdings of real estate investment firm Washington Prime Group (b), and overweight positions in real estate investment trust Store Capital, food producer Tyson Foods and internet software service provider Akamai Technologies, also held back relative performance. Washington Prime Group underperformed during the reporting period as the company marginally missed on revenue expectations, driven by negative impacts from Macy’s, Sears and J.C. Penney store closures.

Respectfully,

Jim Fallon	Matt Krummell	Jonathan Sage	Jed Stocks
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 5/31/17

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

6

Performance Summary – continued

Total Returns through 5/31/17

Average annual without sales charge

Share Class	Class Inception Date	Life (t)
A	8/19/16	10.72%
B	8/19/16	10.02%
C	8/19/16	10.02%
I	8/19/16	10.91%
R1	8/19/16	10.02%
R2	8/19/16	10.51%
R3	8/19/16	10.71%
R4	8/19/16	10.91%
R6 (formerly Class R5)	8/19/16	10.91%
Comparative benchmark
Russell Midcap® Index (f)		9.96%
Average annual with sales charge
A With Initial Sales Charge (5.75%)		4.35%
B With CDSC (Declining over six years from 4% to 0%) (v)		6.02%
C With CDSC (1% for 12 months) (v)		9.02%

CDSC	– Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

Effective August 19, 2016, Class R5 shares were renamed Class R6 shares.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition

Russell Midcap® Index – A market capitalization weighted index representing the smallest 800 companies in the Russell 1000 Index. The range of market caps covered in this 800-member index goes from about $1 billion to roughly $20 billion, with an average market cap of $8 billion to $10 billion, and a median value of $4 billion to $5 billion. The index is reconstituted annually so that stocks that have outgrown the index can be removed and new entries can be added. The Russell Midcap® Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

It is not possible to invest directly in an index.

7

Performance Summary – continued

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, December 1, 2016 through May 31, 2017

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period December 1, 2016 through May 31, 2017.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/16	Ending Account Value 5/31/17	Expenses Paid During Period (p) 12/01/16-5/31/17
A	Actual	0.81%	$1,000.00	$1,079.12	$4.20
	Hypothetical (h)	0.81%	$1,000.00	$1,020.89	$4.08
B	Actual	1.56%	$1,000.00	$1,074.37	$8.07
	Hypothetical (h)	1.56%	$1,000.00	$1,017.15	$7.85
C	Actual	1.56%	$1,000.00	$1,074.37	$8.07
	Hypothetical (h)	1.56%	$1,000.00	$1,017.15	$7.85
I	Actual	0.56%	$1,000.00	$1,079.91	$2.90
	Hypothetical (h)	0.56%	$1,000.00	$1,022.14	$2.82
R1	Actual	1.56%	$1,000.00	$1,074.37	$8.07
	Hypothetical (h)	1.56%	$1,000.00	$1,017.15	$7.85
R2	Actual	1.06%	$1,000.00	$1,078.16	$5.49
	Hypothetical (h)	1.06%	$1,000.00	$1,019.65	$5.34
R3	Actual	0.81%	$1,000.00	$1,079.03	$4.20
	Hypothetical (h)	0.81%	$1,000.00	$1,020.89	$4.08
R4	Actual	0.56%	$1,000.00	$1,079.91	$2.90
	Hypothetical (h)	0.56%	$1,000.00	$1,022.14	$2.82
R6	Actual	0.55%	$1,000.00	$1,081.00	$2.85
	Hypothetical (h)	0.55%	$1,000.00	$1,022.19	$2.77

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

10

PORTFOLIO OF INVESTMENTS

5/31/17

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 98.8%
Issuer	Shares/Par	Value ($)
Aerospace - 2.1%
Orbital ATK, Inc.	4,397	$446,999
Spirit AeroSystems Holdings, Inc., “A”	18,319	998,202
Textron, Inc.	51,568	2,464,950

		$3,910,151
Airlines - 2.0%
Alaska Air Group, Inc.	6,267	$545,542
Copa Holdings S.A., “A”	14,515	1,640,776
United Continental Holdings, Inc. (a)	20,611	1,642,078

		$3,828,396
Alcoholic Beverages - 1.3%
Constellation Brands, Inc., “A”	6,198	$1,132,685
Molson Coors Brewing Co.	13,843	1,312,178

		$2,444,863
Automotive - 0.8%
Goodyear Tire & Rubber Co.	44,692	$1,439,976

Biotechnology - 0.1%
Illumina, Inc. (a)	1,100	$195,096

Brokerage & Asset Managers - 1.1%
Lazard Ltd.	24,587	$1,094,122
Navient Corp.	71,117	1,026,218

		$2,120,340
Business Services - 6.7%
Fidelity National Information Services, Inc.	31,316	$2,689,105
FleetCor Technologies, Inc. (a)	17,684	2,551,624
Global Payments, Inc.	8,481	776,944
Grand Canyon Education, Inc. (a)	24,427	1,915,077
Total System Services, Inc.	21,583	1,285,268
Verisk Analytics, Inc., “A” (a)	27,159	2,196,892
WEX, Inc. (a)	10,791	1,102,409

		$12,517,319
Chemicals - 0.9%
Celanese Corp.	2,170	$187,814
Huntsman Corp.	59,247	1,416,003

		$1,603,817

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Computer Software - 2.5%
Akamai Technologies, Inc. (a)	34,493	$1,626,345
Intuit, Inc.	21,507	3,024,744

		$4,651,089
Computer Software - Systems - 2.4%
NCR Corp.	56,002	$2,157,757
NetApp, Inc.	34,618	1,401,683
Tech Data Corp. (a)	1,912	185,407
Vantiv, Inc., “A” (a)	12,552	787,261

		$4,532,108
Conglomerates - 0.5%
Leucadia National Corp.	40,106	$978,185

Construction - 1.5%
Owens Corning	44,423	$2,771,995
Sherwin-Williams Co.	391	129,722

		$2,901,717
Consumer Products - 0.6%
Nu Skin Enterprises, Inc., “A”	19,819	$1,087,667

Containers - 1.4%
Berry Global Group, Inc. (a)	15,283	$886,261
Graphic Packaging Holding Co.	86,727	1,171,682
Owens-Illinois, Inc. (a)	28,631	646,202

		$2,704,145
Electrical Equipment - 1.2%
MSC Industrial Direct Co., Inc., “A”	26,763	$2,246,486

Electronics - 3.1%
Analog Devices, Inc.	1,570	$134,643
NVIDIA Corp.	38,286	5,526,584
Silicon Laboratories, Inc. (a)	2,585	193,358

		$5,854,585
Energy - Independent - 4.7%
Concho Resources, Inc. (a)	10,439	$1,323,456
Energen Corp. (a)	37,883	2,160,846
EQT Corp.	37,331	2,063,284
Range Resources Corp.	43,166	995,408
Rice Energy, Inc. (a)	114,272	2,285,440

		$8,828,434

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Engineering - Construction - 0.6%
Quanta Services, Inc.	39,873	$1,222,506

Food & Beverages - 3.9%
Bunge Ltd.	30,095	$2,406,697
J.M. Smucker Co.	13,424	1,716,258
Pilgrim’s Pride Corp. (a)	43,471	1,011,570
Seaboard Corp.	46	186,277
Tyson Foods, Inc., “A”	36,348	2,084,194

		$7,404,996
Gaming & Lodging - 3.4%
International Game Technology PLC	47,093	$835,901
Marriott International, Inc., “A”	11,119	1,196,960
MGM Mirage	24,365	772,858
Royal Caribbean Cruises Ltd.	21,691	2,389,914
Vail Resorts, Inc.	5,730	1,225,647

		$6,421,280
Health Maintenance Organizations - 1.3%
Molina Healthcare, Inc. (a)	16,324	$1,054,041
WellCare Health Plans, Inc. (a)	7,564	1,299,495

		$2,353,536
Insurance - 5.4%
Ameriprise Financial, Inc.	13,535	$1,634,893
First American Financial Corp.	26,858	1,168,860
Hartford Financial Services Group, Inc.	57,595	2,844,617
Lincoln National Corp.	17,861	1,160,608
Principal Financial Group, Inc.	12,424	781,594
Unum Group	16,323	734,209
Validus Holdings Ltd.	20,409	1,089,841
XL Group Ltd.	17,716	774,012

		$10,188,634
Internet - 1.3%
LogMeIn, Inc.	22,429	$2,489,619

Leisure & Toys - 3.8%
Electronic Arts, Inc. (a)	39,243	$4,447,409
Take-Two Interactive Software, Inc. (a)	31,543	2,420,610
Thor Industries, Inc.	2,770	250,768

		$7,118,787

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Machinery & Tools - 5.0%
Allison Transmission Holdings, Inc.	50,624	$1,960,161
Cummins, Inc.	8,777	1,384,133
Ingersoll-Rand Co. Ltd., “A”	4,246	380,442
Regal Beloit Corp.	37,047	2,934,122
Trinity Industries, Inc.	23,621	602,808
United Rentals, Inc. (a)	20,461	2,224,725

		$9,486,391
Medical & Health Technology & Services - 2.0%
AmerisourceBergen Corp.	4,432	$406,725
LifePoint Health, Inc. (a)	38,027	2,312,042
Universal Health Services, Inc.	9,519	1,081,930

		$3,800,697
Medical Equipment - 6.4%
Edwards Lifesciences Corp.	26,213	$3,016,330
Hologic, Inc. (a)	57,375	2,484,911
PerkinElmer, Inc.	39,010	2,459,971
Steris PLC	26,215	2,033,235
Zimmer Biomet Holdings, Inc.	16,975	2,023,590

		$12,018,037
Natural Gas - Distribution - 0.7%
Sempra Energy	11,003	$1,281,739

Network & Telecom - 2.0%
Juniper Networks, Inc.	46,932	$1,376,516
Motorola Solutions, Inc.	28,881	2,413,585

		$3,790,101
Oil Services - 1.2%
NOW, Inc. (a)	135,164	$2,231,558

Other Banks & Diversified Financials - 3.2%
East West Bancorp, Inc.	54,267	$2,970,033
Fifth Third Bancorp	61,009	1,448,354
Synchrony Financial	56,920	1,528,302

		$5,946,689
Pharmaceuticals - 0.1%
Horizon Pharma PLC (a)	10,261	$102,610
United Therapeutics Corp. (a)	1,275	154,135

		$256,745

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Real Estate - 8.4%
AvalonBay Communities, Inc., REIT	13,343	$2,551,714
Equity Lifestyle Properties, Inc., REIT	29,982	2,530,480
Medical Properties Trust, Inc., REIT	149,543	1,936,581
Mid-America Apartment Communities, Inc., REIT	22,605	2,304,353
OUTFRONT Media, Inc., REIT	81,803	1,869,198
Starwood Property Trust, Inc., REIT	15,537	342,124
Store Capital Corp., REIT	112,791	2,298,681
Washington Prime Group, Inc., REIT	247,546	1,888,776

		$15,721,907
Restaurants - 2.8%
Aramark	50,860	$1,895,044
Domino’s Pizza, Inc.	15,776	3,340,095

		$5,235,139
Specialty Chemicals - 1.9%
Trinseo S.A.	15,019	$967,975
Univar, Inc. (a)	86,462	2,630,174

		$3,598,149
Specialty Stores - 4.8%
AutoZone, Inc.	3,294	$1,995,900
Best Buy Co., Inc.	48,583	2,885,344
Michaels Co., Inc. (a)	8,114	156,844
Ross Stores, Inc.	43,543	2,783,269
Urban Outfitters, Inc. (a)	64,595	1,218,908

		$9,040,265
Telecommunications - Wireless - 0.3%
SBA Communications Corp., REIT (a)	3,411	$471,332

Telephone Services - 1.0%
CenturyLink, Inc.	73,150	$1,825,093

Utilities - Electric Power - 6.4%
DTE Energy Co.	6,608	$723,708
FirstEnergy Corp.	58,173	1,700,979
NRG Energy, Inc.	71,244	1,144,179
PPL Corp.	74,171	2,960,165
Public Service Enterprise Group, Inc.	54,550	2,449,841
Xcel Energy, Inc.	63,485	3,041,566

		$12,020,438
Total Common Stocks (Identified Cost, $170,921,279)		$185,768,012

15

Portfolio of Investments – continued

Money Market Funds - 1.0%
Issuer	Shares/Par	Value ($)
MFS Institutional Money Market Portfolio, 0.87% (v) (Identified Cost, $1,980,522)	1,980,607	$1,980,607
Total Investments (Identified Cost, $172,901,801)		$187,748,619

Other Assets, Less Liabilities - 0.2%		315,810
Net Assets - 100.0%		$188,064,429

(a)	Non-income producing security.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

PLC	Public Limited Company
REIT	Real Estate Investment Trust

See Notes to Financial Statements

16

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 5/31/17

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments
Non-affiliated issuers, at value (identified cost, $170,921,279)	$185,768,012
Underlying affiliated funds, at value (identified cost, $1,980,522)	1,980,607
Total investments, at value (identified cost, $172,901,801)	$187,748,619
Receivables for
Fund shares sold	204,944
Dividends	215,568
Other assets	796
Total assets	$188,169,927
Liabilities
Payable for fund shares reacquired	$48,049
Payable to affiliates
Investment adviser	4,608
Shareholder servicing costs	171
Distribution and service fees	14
Payable for independent Trustees’ compensation	11
Accrued expenses and other liabilities	52,645
Total liabilities	$105,498
Net assets	$188,064,429
Net assets consist of
Paid-in capital	$170,045,449
Unrealized appreciation (depreciation) on investments	14,846,818
Accumulated net realized gain (loss) on investments	2,568,254
Undistributed net investment income	603,908
Net assets	$188,064,429
Shares of beneficial interest outstanding	17,038,758

17

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$73,015	6,621	$11.03
Class B	56,583	5,147	10.99
Class C	64,142	5,834	10.99
Class I	55,454	5,023	11.04
Class R1	55,021	5,005	10.99
Class R2	55,237	5,014	11.02
Class R3	55,345	5,019	11.03
Class R4	55,453	5,023	11.04
Class R6 (formerly Class R5)	187,594,179	16,996,072	11.04

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $11.70 [100 / 94.25 x $11.03]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.

See Notes to Financial Statements

18

Financial Statements

STATEMENT OF OPERATIONS

Period ended 5/31/17 (c)

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$2,163,469
Dividends from underlying affiliated funds	9,360
Total investment income	$2,172,829
Expenses
Management fee	$678,964
Distribution and service fees	1,686
Shareholder servicing costs	663
Administrative services fee	28,935
Independent Trustees’ compensation	1,620
Custodian fee	18,458
Shareholder communications	3,446
Audit and tax fees	44,762
Legal fees	2,123
Miscellaneous	30,516
Total expenses	$811,173
Reduction of expenses by investment adviser	(61,888)
Net expenses	$749,285
Net investment income	$1,423,544
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investments:
Non-affiliated issuers	$2,580,893
Underlying affiliated funds	(18)
Net realized gain (loss) on investments	$2,580,875
Change in unrealized appreciation (depreciation) on investments	$14,846,818
Net realized and unrealized gain (loss) on investments	$17,427,693
Change in net assets from operations	$18,851,237

(c)	For the period from the commencement of the fund’s investment operations, August 19, 2016, through the stated period end.

See Notes to Financial Statements

19

Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

This statement describes the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

Period ended
5/31/17 (c)
Change in net assets
From operations
Net investment income	$1,423,544
Net realized gain (loss) on investments	2,580,875
Net unrealized gain (loss) on investments	14,846,818
Change in net assets from operations	$18,851,237
Distributions declared to shareholders
From net investment income	$(820,118)
Change in net assets from fund share transactions	$170,033,310
Total change in net assets	$188,064,429
Net assets
At beginning of period	—
At end of period (including undistributed net investment income of $603,908)	$188,064,429

(c)	For the period from the commencement of the fund’s investment operations, August 19, 2016, through the stated period end.

See Notes to Financial Statements

20

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Period ended 5/31/17 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.06
Net realized and unrealized gain (loss) on investments	1.01
Total from investment operations	$1.07
Less distributions declared to shareholders
From net investment income	$(0.04)
Net asset value, end of period (x)	$11.03
Total return (%) (r)(s)(t)(x)	10.72	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.96	(a)
Expenses after expense reductions (f)	0.81	(a)
Net investment income	0.76	(a)
Portfolio turnover	68	(n)
Net assets at end of period (000 omitted)	$73

See Notes to Financial Statements

21

Financial Highlights – continued

Class B	Period ended 5/31/17 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.00	(w)
Net realized and unrealized gain (loss) on investments	1.00
Total from investment operations	$1.00
Less distributions declared to shareholders
From net investment income	$(0.01)
Net asset value, end of period (x)	$10.99
Total return (%) (r)(s)(t)(x)	10.02	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.73	(a)
Expenses after expense reductions (f)	1.56	(a)
Net investment income	0.02	(a)
Portfolio turnover	68	(n)
Net assets at end of period (000 omitted)	$57

Class C	Period ended 5/31/17 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.00	(w)
Net realized and unrealized gain (loss) on investments	1.00
Total from investment operations	$1.00
Less distributions declared to shareholders
From net investment income	$(0.01)
Net asset value, end of period (x)	$10.99
Total return (%) (r)(s)(t)(x)	10.02	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.73	(a)
Expenses after expense reductions (f)	1.56	(a)
Net investment income	0.01	(a)
Portfolio turnover	68	(n)
Net assets at end of period (000 omitted)	$64

See Notes to Financial Statements

22

Financial Highlights – continued

Class I	Period ended 5/31/17 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.08
Net realized and unrealized gain (loss) on investments	1.01
Total from investment operations	$1.09
Less distributions declared to shareholders
From net investment income	$(0.05)
Net asset value, end of period (x)	$11.04
Total return (%) (r)(s)(x)	10.91	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.74	(a)
Expenses after expense reductions (f)	0.56	(a)
Net investment income	1.02	(a)
Portfolio turnover	68	(n)
Net assets at end of period (000 omitted)	$55

Class R1	Period ended 5/31/17 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.00	(w)
Net realized and unrealized gain (loss) on investments	1.00
Total from investment operations	$1.00
Less distributions declared to shareholders
From net investment income	$(0.01)
Net asset value, end of period (x)	$10.99
Total return (%) (r)(s)(x)	10.02	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.73	(a)
Expenses after expense reductions (f)	1.56	(a)
Net investment income	0.02	(a)
Portfolio turnover	68	(n)
Net assets at end of period (000 omitted)	$55

See Notes to Financial Statements

23

Financial Highlights – continued

Class R2	Period ended 5/31/17 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.04
Net realized and unrealized gain (loss) on investments	1.01
Total from investment operations	$1.05
Less distributions declared to shareholders
From net investment income	$(0.03)
Net asset value, end of period (x)	$11.02
Total return (%) (r)(s)(x)	10.51	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.23	(a)
Expenses after expense reductions (f)	1.06	(a)
Net investment income	0.52	(a)
Portfolio turnover	68	(n)
Net assets at end of period (000 omitted)	$55

Class R3	Period ended 5/31/17 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.06
Net realized and unrealized gain (loss) on investments	1.01
Total from investment operations	$1.07
Less distributions declared to shareholders
From net investment income	$(0.04)
Net asset value, end of period (x)	$11.03
Total return (%) (r)(s)(x)	10.71	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.98	(a)
Expenses after expense reductions (f)	0.81	(a)
Net investment income	0.77	(a)
Portfolio turnover	68	(n)
Net assets at end of period (000 omitted)	$55

See Notes to Financial Statements

24

Financial Highlights – continued

Class R4	Period ended 5/31/17 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.08
Net realized and unrealized gain (loss) on investments	1.01
Total from investment operations	$1.09
Less distributions declared to shareholders
From net investment income	$(0.05)
Net asset value, end of period (x)	$11.04
Total return (%) (r)(s)(x)	10.91	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.74	(a)
Expenses after expense reductions (f)	0.56	(a)
Net investment income	1.02	(a)
Portfolio turnover	68	(n)
Net assets at end of period (000 omitted)	$55

Class R6 (formerly Class R5)	Period ended 5/31/17 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.09
Net realized and unrealized gain (loss) on investments	1.00
Total from investment operations	$1.09
Less distributions declared to shareholders
From net investment income	$(0.05)
Net asset value, end of period (x)	$11.04
Total return (%) (r)(s)(x)	10.91	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.60	(a)
Expenses after expense reductions (f)	0.55	(a)
Net investment income	1.05	(a)
Portfolio turnover	68	(n)
Net assets at end of period (000 omitted)	$187,594

See Notes to Financial Statements

25

Financial Highlights – continued

(a)	Annualized.
(c)	For the period from the commencement of the fund’s investment operations, August 19, 2016, through the stated period end.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

26

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Blended Research Mid Cap Equity Fund (the fund) is a diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduces two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impacts of the Rule, management believes that many of the Regulation S-X amendments are consistent with the fund’s current financial statement presentation and expects that the fund will be able to comply with the Rule’s Regulation S-X amendments by the August 1, 2017 compliance date.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing

27

Notes to Financial Statements – continued

service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other

28

Notes to Financial Statements – continued

significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of May 31, 2017 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$185,768,012	$—	$—	$185,768,012
Mutual Funds	1,980,607	—	—	1,980,607
Total Investments	$187,748,619	$—	$—	$187,748,619

For further information regarding security characteristics, see the Portfolio of Investments.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. For the period ended May 31, 2017, custody fees were not reduced.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries

29

Notes to Financial Statements – continued

in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last fiscal year is as follows:

Period Ended 5/31/17 (c)
Ordinary income (including any short-term capital gains)	$820,118

(c)	For the period from the commencement of the fund’s investment operations, August 19, 2016, through the stated period end.

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 5/31/17
Cost of investments	$173,324,743
Gross appreciation	23,125,579
Gross depreciation	(8,701,703)
Net unrealized appreciation (depreciation)	$14,423,876
Undistributed ordinary income	3,595,104

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares

30

Notes to Financial Statements – continued

approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statement of Changes in Net Assets are presented by class as follows:

From net investment income
Period ended 5/31/17 (c)
Class A	$226
Class B	55
Class C	55
Class I	241
Class R1	55
Class R2	148
Class R3	195
Class R4	241
Class R6 (formerly Class R5)	818,902
Total	$820,118

Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.

(c)	For the period from the commencement of the fund’s investment operations, August 19, 2016, through the stated period end.

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.50%
Next $1.5 billion of average daily net assets	0.475%
Average daily net assets in excess of $2.5 billion	0.45%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the period ended May 31, 2017, this management fee reduction amounted to $10,102, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the period ended May 31, 2016 was equivalent to an annual effective rate of 0.49% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes
A	B	C	I	R1	R2	R3	R4	R6 (formerly Class R5)
0.84%	1.59%	1.59%	0.59%	1.59%	1.09%	0.84%	0.59%	0.55%

31

Notes to Financial Statements – continued

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until September 30, 2018. For the period ended May 31, 2017, this reduction amounted to $51,786, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $129 for the period ended May 31, 2017, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$125
Class B	0.75%	0.25%	1.00%	1.00%	409
Class C	0.75%	0.25%	1.00%	1.00%	437
Class R1	0.75%	0.25%	1.00%	1.00%	408
Class R2	0.25%	0.25%	0.50%	0.50%	204
Class R3	—	0.25%	0.25%	0.25%	103
Total Distribution and Service Fees					$1,686

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the period ended May 31, 2017 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. There were no service fee rebates for the period ended May 31, 2017.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. There were no contingent deferred sales charges imposed during the period ended May 31, 2017.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the period ended May 31, 2017, the fee was $349, which equated to 0.0003% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for

32

Notes to Financial Statements – continued

out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the period ended May 31, 2017, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $314.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended May 31, 2017 was equivalent to an annual effective rate of 0.0213% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the period ended May 31, 2017, the fee paid by the fund under this agreement was $235 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

On August 18, 2016, MFS purchased 180,000 shares of Class R6 and 5,000 shares of Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3, and Class R4, for an aggregate amount of $2,200,000 as an initial investment in the fund.

At May 31, 2017, MFS held approximately 76%, 97%, and 86% of the shares outstanding of Class A, Class B and Class C, respectively, and approximately 100% of the outstanding shares of Class R1, Class R2, Class R3, and Class R4.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. Under this policy, cross-trades are effected at current market prices with no remuneration paid in connection with the transaction. During the period ended May 31, 2017, the fund engaged in purchase and sale

33

Notes to Financial Statements – continued

transactions pursuant to this policy, which amounted to $14,151,586 and $208,410, respectively. The sales transactions resulted in net realized gains (losses) of $(15,945).

(4) Portfolio Securities

For the period ended May 31, 2017, purchases and sales of investments, other than short-term obligations, aggregated $275,854,370 and $107,461,558, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Period Ended 5/31/17 (c)
	Shares	Amount
Shares sold
Class A	8,686	$89,337
Class B	5,142	51,545
Class C	5,830	58,785
Class I	5,000	50,000
Class R1	5,000	50,000
Class R2	5,000	50,000
Class R3	5,000	50,000
Class R4	5,000	50,000
Class R6 (formerly Class R5)	19,208,755	192,903,075
	19,253,413	$193,352,742

Shares issued to shareholders in reinvestment of distributions
Class A	19	$199
Class B	5	55
Class C	5	55
Class I	23	241
Class R1	5	55
Class R2	14	148
Class R3	19	195
Class R4	23	241
Class R6 (formerly Class R5)	77,917	818,902
	78,030	$820,091

Shares reacquired
Class A	(2,084)	$(22,389)
Class C	(1)	(11)
Class R6 (formerly Class R5)	(2,290,600)	(24,117,123)
	(2,292,685)	$(24,139,523)

34

Notes to Financial Statements – continued

	Period Ended 5/31/17 (c)
	Shares	Amount
Net change
Class A	6,621	$67,147
Class B	5,147	51,600
Class C	5,834	58,829
Class I	5,023	50,241
Class R1	5,005	50,055
Class R2	5,014	50,148
Class R3	5,019	50,195
Class R4	5,023	50,241
Class R6 (formerly Class R5)	16,996,072	169,604,854
	17,038,758	$170,033,310

Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.

(c)	For the period from the commencement of the fund’s investment operations, August 19, 2016, through the stated period end.

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Lifetime 2030 Fund, the MFS Lifetime 2040 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime Income Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2020 Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2045 Fund, and the MFS Lifetime 2055 Fund were the owners of record of approximately 24%, 21%, 10%, 10%, 9%, 8%, 7%, 7%, and 3%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2060 Fund was the owner of record of less than 1% of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the period ended May 31, 2017, the fund’s commitment fee and interest expense were $199 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

35

Notes to Financial Statements – continued

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	—	38,299,192	(36,318,585)	1,980,607

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$(18)	$—	$9,360	$1,980,607

36

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust X and the Shareholders of MFS Blended Research Mid Cap Equity Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Blended Research Mid Cap Equity Fund (one of the series of MFS Series Trust X) (the “Fund”) as of May 31, 2017, and the related statement of operations for the year then ended, and the statement of changes in net assets, and the financial highlights for the period from August 19, 2016 (the commencement of the Fund’s investment operations) through May 31, 2017. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Blended Research Mid Cap Equity Fund as of May 31, 2017, and the results of its operations, changes in its net assets, and the financial highlights for the period from August 19, 2016 (the commencement of the Fund’s investment operations) through May 31, 2017, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

July 14, 2017

37

RESULTS OF SHAREHOLDER MEETING

(unaudited)

At a special meeting of shareholders of MFS Series Trust X, which was held on March 23, 2017, the following action was taken:

Item 1: To elect the following individuals as Trustees:

	Number of Dollars
Nominee	For	Withheld Authority
Steven E. Buller	47,079,841,296.441	543,077,753.583
John A. Caroselli	47,079,263,500.928	543,655,575.185
Maureen R. Goldfarb	47,079,730,700.440	543,181,611.914
David H. Gunning	46,973,805,216.237	649,457,370.227
Michael Hegarty	46,963,820,909.200	659,098,181.884
John P. Kavanaugh	47,086,401,597.642	536,517,432.631
Robert J. Manning	46,927,144,555.187	695,767,735.086
Clarence Otis, Jr.	47,049,690,674.050	573,228,402.063
Maryanne L. Roepke	47,108,547,219.521	514,365,128.003
Robin A. Stelmach	47,016,854,425.599	606,057,854.004
Laurie J. Thomsen	47,030,508,189.274	592,404,165.359

38

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of July 1, 2017, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 53)	Trustee	February 2004	136	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A
Robin A. Stelmach (k) (age 55)	Trustee	January 2014	136	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 75)	Trustee and Chair of Trustees	January 2004	136	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman (until 2013)

39

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships (j)
Steven E. Buller (age 65)	Trustee	February 2014	136	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A
John A. Caroselli (age 63)	Trustee	March 2017	136	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A
Maureen R. Goldfarb (age 62)	Trustee	January 2009	136	Private investor	N/A
Michael Hegarty (age 72)	Trustee	December 2004	136	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)
John P. Kavanaugh (age 62)	Trustee and Vice Chair of Trustees	January 2009	136	Private investor	N/A
Clarence Otis, Jr. (age 61)	Trustee	March 2017	136	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; Federal Reserve Bank of Atlanta, Director (until 2015)

40

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships (j)
Maryanne L. Roepke (age 61)	Trustee	May 2014	136	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 59)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kino Clark (k) (age 49)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 50)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)
Thomas H. Connors (k) (age 57)	Assistant Secretary and Assistant Clerk	September 2012	136	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)

41

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Ethan D. Corey (k) (age 53)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
David L. DiLorenzo (k) (age 48)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 49)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)
Brian E. Langenfeld (k) (age 44)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Senior Counsel
Susan A. Pereira (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Senior Counsel
Kasey L. Phillips (k) (age 46)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)

42

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Matthew A. Stowe (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Frank L. Tarantino (age 73)	Independent Senior Officer	June 2004	136	Tarantino LLC (provider of compliance services), Principal
Richard S. Weitzel (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2007	136	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Martin J. Wolin (k) (age 49)	Chief Compliance Officer	July 2015	136	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)
James O. Yost (k) (age 57)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

43

Trustees and Officers – continued

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kavanaugh and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company	JPMorgan Chase Bank, NA
111 Huntington Avenue	4 Metrotech Center
Boston, MA 02199-7618	New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc.	Deloitte & Touche LLP
111 Huntington Avenue	200 Berkeley Street
Boston, MA 02199-7618	Boston, MA 02116
Portfolio Managers
Jim Fallon Matt Krummell Jonathan Sage Jed Stocks

44

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available on mfs.com by following these steps once you have selected “Individual Investor” as your role: (1) Click on the “Individual Investor Home” in the top navigation and then select the “Announcements” option within the “Market Outlooks” drop down, or (2) Click on “Products & Services” and “Mutual Funds” and then choose the fund’s name in the “Select a fund” menu.

45

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2017 income tax forms in January 2018. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $258,348 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 32.19% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

46

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

47

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

48

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics (the “Code”) pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. Effective January 1, 2017, the Code was amended to (i) clarify that the term “for profit” company as used in Section II.B of the Code excludes the investment adviser and its subsidiaries and pooled investment vehicles sponsored by the investment adviser or its subsidiaries, (ii) align the Code’s provisions regarding receipt of gifts and entertainment in Section II.B of the Code with the gifts and entertainment policy of the Funds’ investment adviser, and (iii) make other administrative changes. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics amended effective as of January 1, 2017 is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller, John P. Kavanaugh and Clarence Otis, Jr. and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Buller, Kavanaugh, Otis and Ms. Roepke are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountant to certain series of the Registrant and Ernst & Young LLP (“E&Y”) to serve in the same capacity to certain other series of the Registrant (each a “Fund” and collectively the “Funds”). The tables below set forth the audit fees billed to each Fund as well as fees for non-audit services provided to each Fund and/or to the Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended May 31, 2017 and 2016, audit fees billed to each Fund by Deloitte and E&Y were as follows:

	Audit Fees
	2017	2016
Fees billed by Deloitte:
MFS Absolute Return Fund	73,486	72,061
MFS Blended Research Growth Equity Fund	44,660	35,200
MFS Blended Research Small Cap Equity Fund	46,160	35,200
MFS Blended Research Value Equity Fund	44,660	35,200
MFS International Diversification Fund	28,032	28,999

Total	236,998	206,660

	Audit Fees
	2017	2016
Fees billed by E&Y:
MFS Aggressive Growth Allocation Fund	28,621	27,811
MFS Conservative Allocation Fund	28,621	27,811
MFS Emerging Markets Equity Fund	52,464	50,960
MFS Growth Allocation Fund	28,621	27,811
MFS International Growth Fund	52,577	51,068
MFS International Value Fund	52,577	51,068
MFS Managed Wealth Fund	33,760	24,800
MFS Moderate Allocation Fund	28,621	27,811

Total	305,862	289,140

For the fiscal years ended May 31, 2017 and 2016, fees billed by Deloitte and E&Y for audit-related, tax and other services provided to each Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2017	2016	2017	2016	2017	2016
Fees billed by Deloitte:
To MFS Absolute Return Fund	0	0	11,625	11,453	0	0
To MFS Blended Research Growth Equity Fund	0	0	6,699	8,500	0	0
To MFS Blended Research Small Cap Equity Fund	0	0	6,699	8,500	0	0
To MFS Blended Research Value Equity Fund	0	0	6,699	8,500	0	0
To MFS International Diversification Fund	0	0	7,280	7,172	0	0
Total fees billed by Deloitte To above Funds:	0	0	39,002	44,125	0	0

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2017	2016	2017	2016	2017	2016
Fees billed by Deloitte:
To MFS and MFS Related Entities of MFS Absolute Return Fund*	0	0	0	0	5,390	5,000
To MFS and MFS Related Entities of MFS Blended Research Growth Equity Fund*	0	0	0	0	5,390	5,000
To MFS and MFS Related Entities of MFS Blended Research Small Cap Equity Fund *	0	0	0	0	5,390	5,000
To MFS and MFS Related Entities of MFS Blended Research Value Equity Fund*	0	0	0	0	5,390	5,000
To MFS and MFS Related Entities of MFS International Diversification Fund*	0	0	0	0	5,390	5,000

	Aggregate fees for non-audit services
	2017	2016
Fees billed by Deloitte:
To MFS Absolute Return Fund, MFS and MFS Related Entities#	921,763	16,453
To MFS Blended Research Growth Equity Fund, MFS and MFS Related Entities#	916,837	13,500
To MFS Blended Research Small Cap Equity Fund, MFS and MFS Related Entities#	916,837	13,500
To MFS Blended Research Value Equity Fund, MFS and MFS Related Entities#	916,837	13,500
To MFS International Diversification Fund, MFS and MFS Related Entities#	917,418	12,172

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2017	2016	2017	2016	2017	2016
Fees billed by E&Y:
To MFS Aggressive Growth Allocation Fund	0	0	5,171	5,095	1,595	2,207
To MFS Conservative Allocation Fund	0	0	5,171	5,095	2,138	2,698
To MFS Emerging Markets Equity Fund	0	0	10,043	9,826	1,241	1,853
To MFS Growth Allocation Fund	0	0	5,171	5,095	2,973	3,543
To MFS International Growth Fund	0	0	10,043	9,826	2,522	3,087
To MFS International Value Fund	0	0	10,043	9,826	10,969	10,741
To MFS Managed Wealth Fund	0	0	7,874	7,763	4,822	8,056
To MFS Moderate Allocation Fund	0	0	5,171	5,095	3,385	3,970
Total fees billed by E&Y To above Funds:	0	0	58,687	57,621	29,645	36,155

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2017	2016	2017	2016	2017	2016
Fees billed by E&Y:
To MFS and MFS Related Entities of MFS Aggressive Growth Allocation Fund*	1,157,364	1,983,175	0	0	99,450	149,169
To MFS and MFS Related Entities of MFS Conservative Allocation Fund*	1,157,364	1,983,175	0	0	99,450	149,169
To MFS and MFS Related Entities of MFS Emerging Markets Equity Fund*	1,157,364	1,983,175	0	0	99,450	149,169
To MFS and MFS Related Entities of MFS Growth Allocation Fund*	1,157,364	1,983,175	0	0	99,450	149,169
To MFS and MFS Related Entities of MFS International Growth Fund*	1,157,364	1,983,175	0	0	99,450	149,169
To MFS and MFS Related Entities of MFS International Value Fund*	1,157,364	1,983,175	0	0	99,450	149,169
To MFS and MFS Related Entities of MFS Managed Wealth Fund*	1,157,364	1,983,175	0	0	99,450	149,169
To MFS and MFS Related Entities of MFS Moderate Allocation Fund*	1,157,364	1,983,175	0	0	99,450	149,169

	Aggregate fees for non-audit services
	2017	2016
Fees billed by E&Y:
To MFS Aggressive Growth Allocation Fund, MFS and MFS Related Entities#	1,385,580	2,370,246
To MFS Conservative Allocation Fund, MFS and MFS Related Entities#	1,386,123	2,370,737
To MFS Emerging Markets Equity Fund, MFS and MFS Related Entities#	1,390,098	2,374,623
To MFS Growth Allocation Fund, MFS and MFS Related Entities#	1,386,958	2,371,582

To MFS International Growth Fund, MFS and MFS Related Entities#	1,391,379	2,375,857
To MFS International Value Fund, MFS and MFS Related Entities#	1,399,826	2,383,511
To MFS Managed Wealth Fund, MFS and MFS Related Entities#	1,391,510	2,378,763
To MFS Moderate Allocation Fund, MFS and MFS Related Entities#	1,387,370	2,372,009

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte or E&Y for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]	The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”.
[4]

The fees included under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to review of internal controls and review of Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS.

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST X

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, President

Date: July 14, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, President (Principal Executive Officer)

Date: July 14, 2017

By (Signature and Title)*	JAMES O. YOST
James O. Yost, Treasurer (Principal Financial Officer and Accounting Officer)

Date: July 14, 2017

*	Print name and title of each signing officer under his or her signature.